UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

2401 Cedar Springs Road Dallas, TX 75201-1407

(Address of principal executive offices) (Zip code)

Rodney R. Miller, Esq. GuideStone Financial Resources of the Southern Baptist Convention 2401 Cedar Springs Road Dallas, TX 75201-1407

(Name and address of agent for service)

Registrant’s telephone number, including area code:  214-720-2142

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

December 31, 2010

Gs 2 Gs 4

DATE TARGET FunD s

MyDestination 2005 Fund GMIZX MyDestination 2015 Fund GMTZX MyDestination 2025 Fund GMWZX MyDestination 2035 Fund GMHZX MyDestination 2045 Fund GMFZX

AssET Alloc ATion FunDs

Conservative Allocation Fund GFIZX Balanced Allocation Fund GGIZX Growth Allocation Fund GCOZX Aggressive Allocation Fund GGBZX Conservative Allocation Fund I GFIYX

Balanced Allocation Fund I GGIYX Growth Allocation Fund I GCOYX Aggressive Allocation Fund I GGBYX

sElEcT Fun Ds

Money Market Fund GMYXX GMZXX Low-Duration Bond Fund GLDYX GLDZX Medium-Duration Bond Fund GMDYX GMDZX Extended-Duration Bond Fund GEDYX GEDZX Inflation Protected Bond Fund GIPZX Global Bond Fund GGBFX Equity Index Fund GEQYX GEQZX Real Estate Securities Fund GREZX Value Equity Fund GVEYX GVEZX Growth Equity Fund GGEYX GGEZX Small Cap Equity Fund GSCYX GSCZX International Equity Fund GIEYX GIEZX

Well Donegood and faithful servant. MATTHEW 25:21

GuideStone Funds

Privacy Notice

NOTICE CONCERNING YOUR PRIVACY RIGHTS

This notice will provide you with information concerning our policies with respect to nonpublic personal information thatwe collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: individual retirement accounts ( “IRAs”) and/or personal mutual fund accounts.

The confidentiality of your information is important to us as we recognize that you depend on us to keep your informationconfidential, as described in this notice.

We collect nonpublic personal information about you with regard to your IRA and/or personal mutual fund accounts from the following sources:

•	Information we receive from you on applications or other forms;

•	Information about your transactions with us, our affiliates or others (including our third party service providers);

•	Information we receive from others such as service providers, broker-dealers and your personal agents or representatives; and

•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

We may disclose such nonpublic personal financial information about you to one or more of our affiliates as permitted bylaw. An affiliate of an organization means any entity that controls, is controlled by or is under common control with thatorganization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone FinancialResources”), GuideStone Capital Management (“GSCM”), GuideStone Trust Services (“GSTS”), GuideStone Financial Services(“GFS”) and GuideStone Advisors (“GA”) are affiliates of one another. GuideStone Funds, GuideStone Financial Resources, GSCM, GSTS, GFS, GA and BNY Mellon Distributors Inc. do not sell your personal information to nonaffiliated third parties.

We may also disclose any of the personal information that we collect about you to nonaffiliated third parties as permitted bylaw. For example, we may provide your information to nonaffiliated companies that provide account services or that performmarketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrictaccess to nonpublic personal information about you to those of our employees who need to know that information in order for usto provide and/or service products or services to you.We also maintain physical, electronic and procedural safeguards to guard your personal information.

These procedures will continue to remain in effect after you cease to receive financial products and services from us.

If you have any questions concerning our customer information policy, please contact a customer relations specialist at
1-888-98-GUIDE (1-888-984-8433).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by BNY Mellon Distributors Inc., 760 Moore Rd., King of Prussia, PA 19406.

1

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present you with the 2010 GuideStone Funds Annual Report. Although the equity and fixed income markets continued to experience some volatility throughout 2010, all 25 GuideStone Funds ended the year with positive performance with a majority of the Funds earning double-digit returns.

Two recent regulatory events impacting GuideStone Funds’ investors were:

•

Money Market Fund. In October, we began disclosing the monthly portfolio holdings of the GuideStone Funds Money Market Fund on our website. Additionally, investors may now locate detailed information about the Fund’s risk characteristics and market valuations on the U.S. Securities and Exchange Commission’s website at www.sec.gov. These enhanced disclosures equip investors with supplemental information useful for ascertaining the Fund’s risk profile.

•

Risk/Return Summaries Tagged Using XBRL. Effective with the annual registration statement update, GuideStone Funds will tag certain sections of the prospectus using eXtensible Business Reporting Language (“XBRL”). XBRL is designed to facilitate the ease of mutual fund data compilation and comparative analysis for investors and government regulators.

This report reflects our commitment to keep you fully informed on the results of your investments. We hope you will find the information valuable. If you have questions regarding its content, please call us at 1-888-98-GUIDE (1-888-984-8433) or visit our website at www.GuideStoneFunds.org. Thank you for choosing to invest in GuideStone Funds.

Sincerely,

John R. Jones, President

2

FROM THE CHIEF INVESTMENT OFFICER

Rodric E. Cummins, CFA

The course of economic growth took center stage in 2010 as investors kept a nervous eye on the progress of economic recovery. While bumpy at times and noticeably slower than past economic recoveries, the latter half of 2010 marked the beginning of an important transition from a recovery phase to an expansion phase in the U.S. and in many economies around the world. Along with the improved fortunes of economic growth came continued advancement of asset values for investors in financial markets.

U.S. stocks, as represented by the S&P 500® Index, rallied over 24% from their mid-summer low to post a return of 15.06% for the year, well above historical norms. While not fully recovered from its peak level in 2007, the S&P 500® Index is up over 93% from the market trough less than two years ago. For non-U.S. equity investors, stock markets in developed international countries posted sub-par performance in 2010, but were boosted by depreciation in the U.S. dollar and strong returns in emerging markets. The MSCI All Country World Ex-U.S. Index returned 11.15% for the year. The bond markets posted solid performance in 2010 on the strength of narrowing credit spreads, as the Barclays U.S. Capital Aggregate Bond Index returned 6.54%.

The past 18 month period has been a strong and critical period of wealth rebuilding for investors, and we are very pleased with the manner in which our funds have performed. While investment returns for GuideStone Funds customers have been systematically fueled by improving economic growth, strong contributions to returns have also come from our positioning portfolios to take advantage of the market dislocations that existed as a result of the 2008 financial crisis and the opportunities presented in the ensuing economic rebound. The market turmoil during the financial crisis created valuation anomalies, asset mispricing and unique investment opportunities across many global assets classes that have played profitably into the hands of patient and disciplined investors with an appropriate perspective on risk and time horizons. We are pleased that our strong fundamentally-based approach, implemented by the Funds’ 29 world class investment sub-advisers, has been able to effectively take advantage of many opportunities on behalf of our investors.

As we enter 2011, economic data is consistently posting positive indications of improving growth and providing good support to corporate earnings and equity valuations. However, the prospects for further acceleration in economic growth will hold the key to the direction and magnitude of capital market returns in the periods ahead. As we look beyond the short-term cyclical dynamics of an economic recovery, significant impediments exist that may hinder a robust long-term economic expansion. Central to this issue will be the economy’s ability to generate enough organic growth, independent of temporary boosts from the inventory rebuilding phase and government stimulus programs, to form the positive feedback loop between business/consumer demand, employment and income needed to sustain a naturally functioning economic cycle. We expect this uncertainty to translate into periods of high volatility in the capital markets and a divergence of performance among asset classes, which we believe can be successfully navigated by investors whose risk tolerance and market expectations are realistic and properly aligned with a well-diversified, global portfolio.

3

Asset Class Performance Comparison

The following graph illustrates the performance of the major assets classes during 2010.

[1]	The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.
[2]

The Russell 2000® Index is a small-cap index consisting of the smallest 2,000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization.

[3]

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

[4]

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

U.S. Economy — Real Gross Domestic Product

Over the past four quarters of reporting this figure, the U.S. economy has begun to make positive steps towards generating growth on a current quarter over prior quarter basis (annualized) which was not the case in the latter half of 2008 through the first half of 2009. Fourth quarter 2009 reported GDP growth of 5.0%; however, the first two quarters of 2010 were on a declining trend, up 3.7% in the first quarter and up 1.7% in the second quarter. Albeit positive economic growth, the downward trend was quite concerning to the White House, Federal Reserve, Wall Street, and Main Street USA. Therefore, additional stimulus was deployed by the Federal Reserve through its quantitative easing program (widely known as QE 2). This monetary policy was used to increase the money supply by buying U. S. Treasury securities in the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity, which hopefully will encourage large companies and small businesses to make capital expenditures and create jobs.

Real Gross Domestic Product (“GDP”) is one of the most widely used economic measures for the overall U.S. economy. GDP measures the output of all goods and services produced by labor and property within the United States during a specific period. The output is usually expressed as an annualized rate for a quarter. Generally, it is viewed as positive for the equity markets when GDP expands reflecting an environment of economic growth and profitability. The converse is true when GDP is contracting.

Data Source: Bloomberg, Bureau of Economic Analysis

S&P 500® Index Returns

The U.S. large cap equity market, as represented by the S&P 500® Index, posted a positive annual return of 15.06%. This is the second positive year in a row after a very disappointing year for stocks in 2008. This index has generated positive results in seven of the last eight years. The low point in the first quarter was in early February when the index was down 5.07% since the beginning of the year. From this level, the index rose significantly from early February until late April, only to retreat again to its lowest point of the year on July 2, down 7.38% year-to-date. From this point, the index rallied until mid-August then settled back. However, since the end of August, this index was up 20.64%. The best performing sectors this year in this index were Producer Durables, Consumer Discretionary and Materials & Processing. The sectors in the index that lagged the most this year were Health Care, Technology and Utilities.

The S&P 500® Index includes 500 leading companies in major industries of the U.S. economy. The index represents about 75% of U.S. equity market capitalization. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested. Constituents are selected by a team of Standard & Poor’s economists and analysts.

Data Source: Standard & Poor’s®

Russell 2000® Index Return

The U.S. small cap equity market, as represented by the Russell 2000® Index, posted a positive annual return of 26.85%. This is the second consecutive year that results have been this strong following an abysmal 2008. The low point for the year was in early February when the index was down 6.15% since the beginning of the year. From this level, the index rose significantly from early February until late April, only to retreat once again to near February lows by early July. However, since the end of August, this index was up 30.74%. The best performing sectors this year in this index were Technology, Energy, Materials & Processing and Consumer Discretionary. The sectors in the index that lagged the most this year were Utilities, Health Care and Consumer Staples.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index and represents approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000® is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Data Source: Russell Investments

The Conference Board Consumer Confidence Index

U.S. consumer confidence, as measured by the Conference Board’s index, reflects current appraisals and expectations of business and employment conditions as well as expectations related to future family income. In 2010, this measure of consumer confidence was in a fairly tight range throughout the year. This index finished 2009 at 52.9 and moved up in January to 56.5. A pullback was observed in February back to 46.4 but sentiment turned more positive at this juncture and moved upward to its peak level for the year in May at 62.7. At this point, confidence levels began to wane once again as unemployment levels continued to remain quite high and job growth was tepid at best. Confidence levels trended downward to 48.6 in September. From this month to the end of the year, this measure of consumer confidence was much steadier through this period and finished 2010 at a level of 53.3.

The Conference Board Consumer Confidence Index is based on a monthly survey of a sample of 5000 U.S. households for the purpose of measuring consumer sentiment. The trend in this economic measure is closely monitored, given consumers comprise approximately two-thirds of the U.S. Economy. Generally, it is viewed as positive to the economy and equity markets when the index increases. This reflects the fact that consumers are positive regarding their economic outlook and that they are more willing to spend money providing further economic stimulus.

Data Source: Bloomberg, The Conference Board

Federal Reserve

The Federal Reserve (“Fed”) maintained the same targeted Fed Funds level of 0% - 0.25% throughout 2010. Although the Fed formally met to review this rate level on nine separate occasions during the year, no meaningful action was taken. The last time an action was taken was December 2008 when the Fed cut rates to their current levels. At this level, the Fed has been compelled this year to implement other measures such as quantitative easing in order to contribute additional liquidity to the markets in an effort to spark an economic recovery. The Fed continues to carefully monitor the risks of these additional U.S. Treasury security purchases and the related impact that this continued high level of monetary accommodation may have on the future.

The Federal Reserve (“Fed”) is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible, and more stable monetary and financial system. The Federal Funds Rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the Federal Funds Rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit, and, ultimately, a range of economic variables, including employment, output, and prices of goods and services.

Data Source: Bloomberg

U.S. Unemployment

We entered this year from a level of 10% unemployment. Although many measures were discussed at the White House and Congress, few were implemented and require time to take effect in reducing this rate. Job growth remained tepid throughout this year. Initial jobless claims are reported by the U. S. Department of Labor on a weekly basis. The employment situation is extremely important for macroeconomic analysis, so the financial markets track this as one of their employment indicators. This report tracks how many people have filed for unemployment benefits in the previous week. It is a good gauge of the U.S. job market. Initial jobless claims started the year at a level of 456,000 and were consistently being reported each week within a range of 440,000–490,000 until mid-August when the level peaked at 504,000. Since that time, initial jobless claims have been trending downward to 411,000 by year-end. As a result, unemployment levels ranged between 9.5% - 10% all year long until year-end, when the last report came in at 9.4%.

The U.S. unemployment rate measures the numbers of persons unemployed as a percentage of the labor force. Typically, unemployment tends to increase during difficult economic periods and declines during expansionary economic times. Additionally, very low unemployment can place inflationary pressure on the economy as labor markets become very competitive and expensive.

Data Source: Bloomberg, Bureau of Labor Statistics

U.S. Treasury Yield Curve

Over the last two years, the U. S. Treasury yield curve has not changed much relative to preceding years. Short-term rates remained at historically low levels as the Federal Reserve (the “Fed”), through its aggressive monetary policy, maintained the target federal funds rate at 0% - 0.25% in an effort to stimulate economic growth all year long. The very short end of the curve where the maturity is less than two years stayed basically the same. Starting at the 2-year maturity level and longer, there was some reduction in yield levels compared to the yield curve at the end of 2009. The mid-to-long end of the yield curve, which is much more heavily influenced by market forces and inflation expectations, experienced a decline in yields primarily due to concerns related to economic growth and the European debt crisis. This trend through the first three quarters of the year reversed course in the fourth quarter as the Fed’s quantitative easing measures (widely known as “QE 2”) were taking effect. Overall for the year, there was a larger drop in yields in the 2-year to 10-year area of the yield curve than there was observed in the longest part of the curve, which is the 30-year maturity. At year-end, yields on the 2-year, 10-year and 30-year U. S. Treasury securities were 0.59%, 3.29% and 4.33%, respectively.

The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.

Data Source: Bloomberg

About Your Expenses (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

ACTUAL
Fund	Class	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,115.72	0.20%	$1.07
MyDestination 2015	GS4	1,000.00	1,165.86	0.16	0.88
MyDestination 2025	GS4	1,000.00	1,203.58	0.19	1.07
MyDestination 2035	GS4	1,000.00	1,237.55	0.20	1.13
MyDestination 2045	GS4	1,000.00	1,256.55	0.20	1.14
Conservative Allocation	GS4	1,000.00	1,070.00	0.12	0.63
Balanced Allocation	GS4	1,000.00	1,138.09	0.12	0.65
Growth Allocation	GS4	1,000.00	1,197.96	0.12	0.66
Aggressive Allocation	GS4	1,000.00	1,259.04	0.12	0.68
Conservative Allocation I	GS2	1,000.00	1,070.14	0.15	0.77
Balanced Allocation I	GS2	1,000.00	1,138.08	0.13	0.71
Growth Allocation I	GS2	1,000.00	1,197.05	0.14	0.80
Aggressive Allocation I	GS2	1,000.00	1,258.86	0.15	0.87
Money Market	GS2 GS4	1,000.00 1,000.00	1,001.19 1,000.12	0.16 0.37	0.80 1.88
Low-Duration Bond	GS2 GS4	1,000.00 1,000.00	1,013.09 1,012.41	0.36 0.52	1.83 2.64
Medium-Duration Bond	GS2 GS4	1,000.00 1,000.00	1,023.13 1,021.47	0.48 0.58	2.45 2.96

ACTUAL
Fund	Class	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Extended-Duration Bond	GS2 GS4	$1,000.00 1,000.00	$1,038.66 1,037.80	0.53 0.69%	$2.71 3.54
Inflation Protected Bond	GS4	1,000.00	1,014.81	0.63	3.19
Global Bond	GS4	1,000.00	1,075.49	0.81	4.22
Equity Index	GS2 GS4	1,000.00 1,000.00	1,228.79 1,228.75	0.21 0.37	1.20 2.08
Real Estate Securities	GS4	1,000.00	1,231.97	1.19	6.68
Value Equity	GS2 GS4	1,000.00 1,000.00	1,225.48 1,226.76	0.67 0.84	3.74 4.71
Growth Equity	GS2 GS4	1,000.00 1,000.00	1,297.38 1,297.18	0.87 0.96	5.04 5.56
Small Cap Equity	GS2 GS4	1,000.00 1,000.00	1,297.00 1,296.34	1.00 1.14	5.79 6.60
International Equity (3)	GS2 GS4	1,000.00 1,000.00	1,254.09 1,252.41	0.96 1.14	5.44 6.46

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2005	GS4	$1,000.00	$1,024.20	0.20%	$1.02
MyDestination 2015	GS4	1,000.00	1,024.39	0.16	0.83
MyDestination 2025	GS4	1,000.00	1,024.24	0.19	0.98
MyDestination 2035	GS4	1,000.00	1,024.20	0.20	1.02
MyDestination 2045	GS4	1,000.00	1,024.20	0.20	1.02
Conservative Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Balanced Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Growth Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Aggressive Allocation	GS4	1,000.00	1,024.60	0.12	0.61
Conservative Allocation I	GS2	1,000.00	1,024.46	0.15	0.75
Balanced Allocation I	GS2	1,000.00	1,024.54	0.13	0.67
Growth Allocation I	GS2	1,000.00	1,024.48	0.14	0.73
Aggressive Allocation I	GS2	1,000.00	1,024.44	0.15	0.78
Money Market	GS2 GS4	1,000.00 1,000.00	1,023.60 1,021.44	0.16 0.37	0.81 1.90
Low-Duration Bond	GS2 GS4	1,000.00 1,000.00	1,021.58 1,019.96	0.36 0.52	1.84 2.65
Medium-Duration Bond	GS2 GS4	1,000.00 1,000.00	1,020.37 1,019.36	0.48 0.58	2.45 2.96
Extended-Duration Bond	GS2 GS4	1,000.00 1,000.00	1,019.88 1,018.25	0.53 0.69	2.69 3.52
Inflation Protected Bond	GS4	1,000.00	1,022.03	0.63	3.21
Global Bond	GS4	1,000.00	1,021.14	0.81	4.11
Equity Index	GS2 GS4	1,000.00 1,000.00	1,023.05 1,021.48	0.21 0.37	1.09 1.89

About Your Expenses (Unaudited) (Continued)

HYPOTHETICAL (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/10	Ending Account Value 12/31/10	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
Real Estate Securities	GS4	$1,000.00	$1,019.22	1.19%	$6.04
Value Equity	GS2 GS4	1,000.00 1,000.00	1,018.49 1,016.74	0.67 0.84	3.39 4.28
Growth Equity	GS2 GS4	1,000.00 1,000.00	1,016.43 1,015.53	0.87 0.96	4.43 4.89
Small Cap Equity	GS2 GS4	1,000.00 1,000.00	1,015.12 1,013.71	1.00 1.14	5.09 5.80
International Equity (3)	GS2 GS4	1,000.00 1,000.00	1,015.83 1,014.01	0.96 1.14	4.87 5.79

(1)	Expenses include the effect of contractual waivers by GuideStone Capital Management. The Date Target Funds’ and Asset Allocation Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2)	Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2010, through December 31, 2010, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3)	The expense ratios for the International Equity Fund include the impact of dividend expense on securities sold short.

10

MyDestination 2005 Fund

The Fund, through investments in the underlying Select Funds, combines a slightly greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. While the Fund follows an allocation glide path which becomes more conservative over time, the year-end targeted allocations were approximately 57% Fixed Income Select Funds, 12% Non-U.S. Equity Select Fund and 31% U.S. Equity Select Funds.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 10.56% during 2010, benefiting from positive absolute performance from all of the underlying Select Funds including both equities and fixed income. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund, Value Equity Fund and Medium-Duration Bond Fund.

Equities were the largest contributor to overall performance, as equities outpaced bonds and posted strong double-digit returns for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

While lagging equities, the Fund’s fixed income holdings contributed positively to overall absolute performance with all major bond sectors producing positive returns. Fixed income assets produced virtually all of their positive performance during the first nine months of the year, as declining interest rates provided the backdrop for a rally in bond prices. During the second quarter, the Fund benefited from diversification into fixed income securities that helped mitigate the effect of strong negative equity returns during this quarter. Market sentiment shifted in the fourth quarter, however, as an improved economic outlook fueled a rise in interest rates which was a strong enough headwind to send fixed income returns generally into negative territory for the quarter.

The Fund modestly outpaced its composite benchmark during the year by 0.20%, benefitting most notably from its exposure to the Fixed Income Select Funds. The majority of the outperformance came from the two largest Fixed Income Select Funds holdings, the Low-Duration Bond Fund and the Medium-Duration Bond Fund, which represented over two-thirds of the fixed income allocation. Both of these funds outpaced their respective benchmarks, and were positively impacted by taking advantage of more attractive yield opportunities outside of Treasuries. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, most notably the Growth Equity Fund which benefited primarily from strong security selection leading to outperformance of its respective benchmark. The largest detractor to the Fund’s relative performance was attributed to exposure to the Value Equity Fund, which trailed its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 13 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

11

MyDestination 2005 Fund

Average Annual Total Returns as of 12/31/10

	GS4 Class*	Benchmark**
One Year	10.56%	10.36%
Since Inception	2.57%	3.01%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	1.00%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index as of December 2010, consisting of 22.50% of the Merrill Lynch 1-3 Year Treasury Index, 18.25% of the Barclays Capital U.S. Aggregate Bond Index, 15.00% of the Barclays Capital U.S. TIPS Index, 0.50% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 0.25% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 0.25% of the JPMorgan Emerging Markets Bond Index Plus, 2.25% of the S&P 500® Index, 3.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 11.50% of the Russell 1000® Value Index, 11.50% of the Russell 1000® Growth Index, 3.00% of the Russell 2000® Index and 12.00% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

12

MYDESTINATION 2005 FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 100.6%
GuideStone Money Market Fund (GS4 Class)¥	1,446,944	$1,446,944
GuideStone Low-Duration Bond Fund (GS4 Class)¥	906,553	11,993,701
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	718,629	9,809,284
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	2,547	41,460
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	775,477	8,088,222
GuideStone Global Bond Fund (GS4 Class)¥	54,888	539,551
GuideStone Equity Index Fund (GS4 Class)¥	72,993	1,194,173
GuideStone Real Estate Securities Fund (GS4 Class)¥	189,301	1,612,846
GuideStone Value Equity Fund (GS4 Class)¥	433,538	6,121,558
GuideStone Growth Equity Fund (GS4 Class)¥	323,024	6,105,156
GuideStone Small Cap Equity Fund (GS4 Class)¥	111,526	1,612,667
GuideStone International Equity Fund (GS4 Class)¥	480,735	6,456,267

Total Mutual Funds (Cost $49,335,512)		55,021,829

TOTAL INVESTMENTS — 100.6% (Cost $49,335,512)		55,021,829
Liabilities in Excess of Other Assets — (0.6)%		(338,920)

NET ASSETS — 100.0%		$54,682,909

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	55.8
Domestic Equity Funds	30.4
International Equity Fund	11.8
Money Market Fund	2.6

100.6

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Mutual Funds	$55,021,829	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$55,021,829	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	13

MyDestination 2015 Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. While the Fund follows an allocation glide path which becomes more conservative over time, the year-end targeted allocations were approximately 45% U.S. Equity Select Funds, 38% Fixed Income Select Funds and 17% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 13.54% during 2010, benefiting from positive absolute performance from all of the underlying Select Funds including both equities and fixed income. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund and Value Equity Fund, which represented just over half of the total equity allocation.

Equities were by far the largest contributor to overall performance, as equities outpaced bonds and posted strong double-digit returns for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

While lagging equities, the Fund’s fixed income holdings contributed positively to overall absolute performance with all major bond sectors producing positive returns. Fixed income assets produced virtually all of their positive performance during the first nine months of the year, as declining interest rates provided the backdrop for a rally in bond prices. Particularly during the second quarter, the Fund benefited from diversification into fixed income securities that helped mitigate the effect of strong negative equity returns during this quarter. Market sentiment shifted in the fourth quarter, however, as an improved economic outlook fueled a rise in interest rates which was a strong enough headwind to send fixed income returns generally into negative territory for the quarter.

The Fund modestly outpaced its composite benchmark during the year by 0.35%, benefitting most overall from its exposure to the Fixed Income Select Funds. The majority of the outperformance from fixed income came from the two largest Fixed Income Select Funds holdings, the Low-Duration Bond Fund and the Medium-Duration Bond Fund, which represented nearly one-half of the fixed income allocation. Both of these funds outpaced their respective benchmarks, and were positively impacted by taking advantage of more attractive yield opportunities outside of Treasuries. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, with the Growth Equity Fund contributing the most of any Select Fund to relative outperformance. The Growth Equity Fund benefited primarily from strong security selection leading to outperformance of its respective benchmark. The largest detractor to the Fund’s relative performance was attributed to exposure to the Value Equity Fund, which trailed its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 16 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

14

MyDestination 2015 Fund

Average Annual Total Returns as of 12/31/10

	GS4 Class*	Benchmark**
One Year	13.54%	13.19%
Since Inception	1.84%	2.34%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	1.00%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index as of December 2010, consisting of 7.25% of the Merrill Lynch 1-3 Year Treasury Index, 11.50% of the Barclays Capital U.S. Aggregate Bond Index, 2.13% of the Barclays Capital U.S. Long-Term Government Bond Index, 2.13% of the Barclays Capital U.S. Long-Term Credit Bond Index, 11.00% of the Barclays Capital U.S. TIPS Index, 2.25% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.13% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.13 % of the JPMorgan Emerging Markets Bond Index Plus, 2.75% of the S&P 500® Index, 5.75% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 16.00% of the Russell 1000® Value Index, 16.00% of the Russell 1000® Growth Index, 4.50% of the Russell 2000® Index and 16.50% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

15

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 98.7%
GuideStone Money Market Fund (GS4 Class)¥	4,387,484	$4,387,484
GuideStone Low-Duration Bond Fund (GS4 Class)¥	1,297,414	17,164,782
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	2,000,821	27,311,201
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	625,929	10,190,119
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	2,507,783	26,156,179
GuideStone Global Bond Fund (GS4 Class)¥	1,088,799	10,702,898
GuideStone Equity Index Fund (GS4 Class)¥	405,291	6,630,569
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,608,713	13,706,233
GuideStone Value Equity Fund (GS4 Class)¥	2,713,537	38,315,149
GuideStone Growth Equity Fund (GS4 Class)¥	2,002,909	37,854,982
GuideStone Small Cap Equity Fund (GS4 Class)¥	747,740	10,812,318
GuideStone International Equity Fund (GS4 Class)¥	2,916,644	39,170,524

Total Mutual Funds (Cost $231,552,298)		242,402,438

	Par
U.S. TREASURY OBLIGATIONS — 1.3%
U.S. Treasury Bills
0.17%, 05/05/11‡‡	$400,000	399,815
0.18%, 05/05/11‡‡	95,000	94,956
0.19%, 05/05/11‡‡	10,000	9,995

		504,766

U.S. Treasury Note
4.63%, 02/15/17	2,530,000	2,848,820

Total U.S. Treasury Obligations (Cost $3,376,041)		3,353,586

TOTAL INVESTMENTS — 100.0% (Cost $234,928,339)		245,756,024
Liabilities in Excess of Other Assets — 0.0%		(84,433)

NET ASSETS — 100.0%		$245,671,591

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	43.7
Bond Funds	37.3
International Equity Fund	15.9
Futures Contracts	2.0
Money Market Fund	1.8
U.S. Treasury Obligations	1.3

102.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***

Level 1 — Quoted Prices
Futures Contracts	$—	$102,722
Mutual Funds	242,402,438	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	3,353,586	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$245,756,024	$102,722

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

16	See Notes to Financial Statements.

MyDestination 2025 Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a much smaller percentage to fixed income securities. While the Fund follows an allocation glide path which becomes more conservative over time, the year-end targeted allocations were approximately 55% U.S. Equity Select Funds, 24% Fixed Income Select Funds and 21% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 15.32% during 2010, benefiting from positive absolute performance from all of the underlying Select Funds including both equities and fixed income. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund and Value Equity Fund, which represented just over half of the total equity allocation.

Equities were by far the largest contributor to overall performance, as equities outpaced bonds and posted strong double-digit returns for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

While lagging equities, the Fund’s fixed income holdings contributed positively to overall absolute performance with all major bond sectors producing positive returns. Fixed income assets produced virtually all of their positive performance during the first nine months of the year, as declining interest rates provided the backdrop for a rally in bond prices. Particularly during the second quarter, the Fund benefited from diversification into fixed income securities that helped mitigate the effect of strong negative equity returns during this quarter. Market sentiment shifted in the fourth quarter, however, as an improved economic outlook fueled a rise in interest rates which was a strong enough headwind to send fixed income returns generally into negative territory for the quarter.

The Fund modestly outpaced its composite benchmark during the year by 0.19%, benefitting from its exposure to the Fixed Income Select Funds. The majority of the outperformance from fixed income came from the two largest Fixed Income Select Funds holdings, the Medium-Duration Bond Fund and the Extended-Duration Bond Fund, which represented nearly two-thirds of the fixed income allocation. Both of these funds outpaced their respective benchmarks, and were positively impacted by taking advantage of more attractive yield opportunities outside of Treasuries. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, with the majority of relative outperformance coming from the Growth Equity Fund. The Growth Equity Fund benefited primarily from strong security selection leading to outperformance of its respective benchmark. The largest detractor to the Fund’s relative performance was attributed to exposure to the Value Equity Fund, which trailed its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 19 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

17

MyDestination 2025 Fund

Average Annual Total Returns as of 12/31/10

	GS4 Class*	Benchmark**
One Year	15.32%	15.13%
Since Inception	0.66%	1.40%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	1.11%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index as of December 2010, consisting of 1.00% of the Merrill Lynch 1-3 Year Treasury Index, 7.75% of the Barclays Capital U.S. Aggregate Bond Index, 3.63% of the Barclays Capital U.S. Long-Term Government Bond Index, 3.63% of the Barclays Capital U.S. Long-Term Credit Bond Index, 1.00% of the Barclays Capital U.S. TIPS Index, 3.50% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.75% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.75% of the JPMorgan Emerging Markets Bond Index Plus, 3.25% of the S&P 500® Index, 6.50% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 19.50% of the Russell 1000® Value Index, 19.50% of the Russell 1000® Growth Index, 6.50% of the Russell 2000® Index and 20.75% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

18

MYDESTINATION 2005 FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 99.0%
GuideStone Money Market Fund (GS4 Class)¥	3,800,041	$3,800,041
GuideStone Low-Duration Bond Fund (GS4 Class)¥	172,840	2,286,679
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	1,306,351	17,831,697
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	1,037,275	16,886,834
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	220,170	2,296,373
GuideStone Global Bond Fund (GS4 Class)¥	1,648,522	16,204,972
GuideStone Equity Index Fund (GS4 Class)¥	456,978	7,476,167
GuideStone Real Estate Securities Fund (GS4 Class)¥	1,817,735	15,487,104
GuideStone Value Equity Fund (GS4 Class)¥	3,181,681	44,925,330
GuideStone Growth Equity Fund (GS4 Class)¥	2,345,092	44,322,232
GuideStone Small Cap Equity Fund (GS4 Class)¥	1,049,154	15,170,770
GuideStone International Equity Fund (GS4 Class)¥	3,540,421	47,547,848

Total Mutual Funds (Cost $225,234,998)		234,236,047

	Par
U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Bills
0.16%, 05/05/11‡‡	$50,000	49,977
0.17%, 05/05/11‡‡	5,000	4,998
0.17%, 05/05/11‡‡	470,000	469,782
0.18%, 05/05/11‡‡	100,000	99,953
0.19%, 05/05/11‡‡	20,000	19,991

		644,701

U.S. Treasury Note
2.75%, 12/31/17	1,220,000	1,222,859

Total U.S. Treasury Obligations (Cost $1,862,110)		1,867,560

TOTAL INVESTMENTS — 99.8% (Cost $227,097,108)		236,103,607
Other Assets in Excess of Liabilities — 0.2%		398,278

NET ASSETS — 100.0%		$236,501,885

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	53.8
Bond Funds	23.5
International Equity Fund	20.1
Futures Contracts	1.8
Money Market Fund	1.6
U.S. Treasury Obligations	0.8

101.6

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$63,147
Mutual Funds	234,236,047	—
Level 2 — Other Significant Observable Inputs U.S. Treasury Obligations	1,867,560	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$236,103,607	$63,147

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	19

MyDestination 2035 Fund

The Fund, through investments in the underlying Select Funds, combines a high percentage of exposure to equity securities with only a modest percentage to fixed income securities. While the Fund follows an allocation glide path which becomes more conservative over time, the year-end targeted allocations were approximately 65% U.S. Equity Select Funds, 25% Non-U.S. Equity Select Fund and 10% Fixed Income Select Funds.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 16.02% during 2010, benefiting from positive absolute performance from all of the underlying Select Funds including both equities and fixed income. The Fund’s absolute returns were most positively influenced by its exposure to the Growth Equity Fund and Value Equity Fund, which represented just over half of the total equity allocation.

Equities represented approximately 90% of the fund and therefore contributed most all of the performance of the Fund, as equities outpaced bonds and posted strong double-digit returns for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

The Fund’s fixed income holdings contributed modestly to overall absolute performance with all major bond sectors producing positive returns. Fixed income assets generally produced all of the positive performance during the first nine months of the year, as declining interest rates provided the backdrop for a rally in bond prices. Particularly during the second quarter, the Fund benefited most from its modest diversification into fixed income securities that helped mitigate the effect of strong negative equity returns during this quarter. Market sentiment shifted in the fourth quarter, however, as an improved economic outlook fueled a rise in interest rates which was a strong enough headwind to send fixed income returns generally into negative territory for the quarter.

The Fund modestly underperformed its composite benchmark during the year by -0.11%, with all of the relative underperformance coming from the Equity Select Funds. The Value Equity Fund and International Equity Fund were large contributors to the Fund’s absolute return, but also served as the key drivers in the Fund’s relative underperformance during the year. The Value Equity Fund, the largest detractor to relative performance, suffered the most underperformance due to under-exposure to more economically sensitive and higher beta securities that outperformed in the rapidly rising market. The Fund’s relative performance was positively impacted primarily from its exposure to the Growth Equity Fund. The Growth Equity Fund benefited primarily from strong security selection leading to outperformance of its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 22 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

20

MyDestination 2035 Fund

Average Annual Total Returns as of 12/31/10

	GS4 Class*	Benchmark**
One Year	16.02%	16.13%
Since Inception	-0.57%	0.30%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2010 Prospectus,as supplemented on August 5, 2010)(1)	1.24%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index as of December 2010, consisting of 2.50% of the Barclays Capital U.S. Aggregate Bond Index, 1.25% of the Barclays Capital U.S. Long-Term Government Bond Index, 1.25% of the Barclays Capital U.S. Long-Term Credit Bond Index, 2.25% of the Barclays Capital Global Aggregate Bond Index — Unhedged, 1.13% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.13% of the JPMorgan Emerging Markets Bond Index Plus, 3.75% of the S&P 500® Index, 7.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 23.00% of the Russell 1000® Value Index, 23.00% of the Russell 1000® Growth Index, 8.75% of the Russell 2000® Index and 25.00% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

21

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 99.5%
GuideStone Money Market Fund (GS4 Class)¥	2,254,225	$2,254,225
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	196,775	2,685,978
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	166,867	2,716,597
GuideStone Global Bond Fund (GS4 Class)¥	494,326	4,859,225
GuideStone Equity Index Fund (GS4 Class)¥	244,696	4,003,220
GuideStone Real Estate Securities Fund (GS4 Class)¥	916,439	7,808,060
GuideStone Value Equity Fund (GS4 Class)¥	1,730,815	24,439,112
GuideStone Growth Equity Fund (GS4 Class)¥	1,294,855	24,472,766
GuideStone Small Cap Equity Fund (GS4 Class)¥	662,841	9,584,676
GuideStone International Equity Fund (GS4 Class)¥	1,998,549	26,840,516

Total Mutual Funds (Cost $102,074,357)		109,664,375

	Par
U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bills
0.17%, 05/05/11‡‡	$190,000	189,912
0.18%, 05/05/11‡‡	5,000	4,998
0.18%, 05/05/11‡‡	5,000	4,997

		199,907

U.S. Treasury Note
2.75%, 12/31/17	210,000	210,492

Total U.S. Treasury Obligations (Cost $409,458)		410,399

TOTAL INVESTMENTS — 99.9% (Cost $102,483,815)		110,074,774
Other Assets in Excess of Liabilities — 0.1%		131,441

NET ASSETS — 100.0%		$110,206,215

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	63.8
International Equity Fund	24.4
Bond Funds	9.3
Futures Contracts	2.2
Money Market Fund	2.0
U.S. Treasury Obligations	0.4

102.1

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$31,946
Mutual Funds	109,664,375	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	410,399	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$110,074,774	$31,946

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

22	See Notes to Financial Statements.

MyDestination 2045 Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. While the Fund follows an allocation glide path which becomes more conservative over time, the year-end targeted allocations were approximately 73% U.S. Equity Select Funds and 27% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 16.80% during 2010, benefiting from double-digit returns across all the Equity Select Funds for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double digit-declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

The Fund underperformed its composite benchmark during the year by -0.29%. The Value Equity Fund and International Equity Fund were large contributors to the Fund’s absolute return, but also served as the key drivers in the Fund’s relative underperformance during the year. The Value Equity Fund, the largest detractor to relative performance, suffered the most underperformance due to under-exposure to more economically sensitive and higher beta securities that outperformed in the rapidly rising market. The Fund’s relative performance was positively impacted by exposure to the Growth Equity Fund. The Growth Equity Fund benefited primarily from strong security selection leading to outperformance of its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. The Fund is managed to a retirement date (“target date”) by adjusting the percentage of fixed income securities and equity securities to become more conservative each year until reaching the retirement year and then approximately 15 years thereafter. The target date in the name of the Fund is the approximate date when an investor plans to start withdrawing money. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss, nor is the amount of the original investment guaranteed at the target date. It is possible to lose money by investing in the Fund.

Please see page 25 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

23

MyDestination 2045 Fund

Average Annual Total Returns as of 12/31/10
	GS4 Class*	Benchmark**
One Year	16.80%	17.09%
Since Inception	-1.21%	-0.22%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	1.39%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite benchmark index as of December 2010, consisting of 5.00% of the S&P 500® Index, 10.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 24.00% of the Russell 1000® Value Index, 24.00% of the Russell 1000® Growth Index, 10.00% of the Russell 2000® Index and 27.00% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

The construction of the composite index corresponds to the target percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the target percentage allocations to the underlying investments change according to the MyDestination Funds® glide path, the target percentage allocations to the composite index also change. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

24

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 98.9%
GuideStone Money Market Fund (GS4 Class)¥	2,192,973	$2,192,973
GuideStone Equity Index Fund (GS4 Class)¥	219,922	3,597,917
GuideStone Real Estate Securities Fund (GS4 Class)¥	878,036	7,480,868
GuideStone Value Equity Fund (GS4 Class)¥	1,230,274	17,371,474
GuideStone Growth Equity Fund (GS4 Class)¥	912,906	17,253,914
GuideStone Small Cap Equity Fund (GS4 Class)¥	501,952	7,258,225
GuideStone International Equity Fund (GS4 Class)¥	1,472,411	19,774,485

Total Mutual Funds (Cost $64,613,100)		74,929,856

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
0.17%, 05/05/11‡‡
(Cost $179,895)	$180,000	179,917

TOTAL INVESTMENTS — 99.1% (Cost $64,792,995)		75,109,773
Other Assets in Excess of Liabilities — 0.9%		692,793

NET ASSETS — 100.0%		$75,802,566

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	69.9
International Equity Fund	26.1
Futures Contracts	3.1
Money Market Fund	2.9
U.S. Treasury Obligation	0.2

102.2

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$36,336
Mutual Funds	74,929,856	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	179,917	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$75,109,773	$36,336

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	25

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2010

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
Assets
Investments in securities of affiliated issuers, at value	$55,021,829	$242,402,438	$234,236,047	$109,664,375	$74,929,856
Investments in securities of unaffiliated issuers, at value	—	3,353,586	1,867,560	410,399	179,917

Total investments (1)	55,021,829	245,756,024	236,103,607	110,074,774	75,109,773
Receivables:
Dividends	27	39	40	18	18
Interest	—	44,193	99	17	—
Fund shares sold	11,974	44,189	447,288	118,965	672,777
Receivable from advisor	10,940	—	—	4,776	10,080
Prepaid expenses and other assets	35,017	36,729	37,297	36,018	34,866

Total Assets	55,079,787	245,881,174	236,588,331	110,234,568	75,827,514

Liabilities
Payables:
Investment securities purchased	—	34,282	45,067	10,015	—
Fund shares redeemed	385,236	131,711	—	—	8,488
Variation margin	—	5,627	4,879	2,850	2,775
Accrued expenses:
Investment advisory fees	—	21,162	19,985	—	—
Distribution (12b-1) fees	11	1	2	4	9
Other expenses	11,631	16,800	16,513	15,484	13,676

Total Liabilities	396,878	209,583	86,446	28,353	24,948

Net Assets	$54,682,909	$245,671,591	$236,501,885	$110,206,215	$75,802,566

Net Assets Consist of:
Paid-in capital	$59,355,287	$252,803,665	$234,413,086	$105,058,228	$66,854,053
Undistributed net investment income	149,327	1,490,826	642,853	4,948	1,491
Accumulated net realized loss on investments and futures transactions	(10,508,022)	(19,553,307)	(7,623,700)	(2,479,866)	(1,406,092)
Net unrealized appreciation (depreciation) on investments and futures	5,686,317	10,930,407	9,069,646	7,622,905	10,353,114

Net Assets	$54,682,909	$245,671,591	$236,501,885	$110,206,215	$75,802,566

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS4 Class	$54,682,909	$245,671,591	$236,501,885	$110,206,215	$75,802,566

GS4 shares outstanding	5,736,489	26,253,540	26,453,593	12,791,562	8,896,468

Net asset value, offering and redemption price per GS4 share	$9.53	$9.36	$8.94	$8.62	$8.52

(1) Investments in securities of affiliated issuers, at cost	$49,335,512	$231,552,298	$225,234,998	$102,074,357	$64,613,100
Investments in securities of unaffiliated issuers, at cost	—	3,376,041	1,862,110	409,458	179,895

Total investments at cost	$49,335,512	$234,928,339	$227,097,108	$102,483,815	$64,792,995

26	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2010

	MyDestination 2005 Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund
Investment Income
Income dividends received from affiliated funds	$1,085,321	$4,249,632	$3,685,785	$1,320,088	$717,108
Interest	—	36,070	20,282	3,686	220

Total Investment Income	1,085,321	4,285,702	3,706,067	1,323,774	717,328

Expenses
Investment advisory fees	63,831	240,600	197,113	89,194	57,915
Transfer agent fees:
GS4 Shares	18,882	20,619	21,608	19,743	19,451
Custodian fees	7,221	18,273	17,298	15,747	12,460
Accounting and administration fees	7,078	16,273	13,538	8,102	5,931
Professional fees	41,818	41,819	41,818	41,818	41,818
Blue sky fees:
GS4 Shares	13,221	14,148	13,440	13,211	13,266
Shareholder reporting fees:
GS4 Shares	2,815	5,074	6,237	4,721	4,321
Trustee expenses	623	2,431	1,674	778	519
Line of credit facility fees	766	2,747	2,162	958	601
Other expenses	9,388	9,388	9,389	9,388	9,388

Total Expenses	165,643	371,372	324,277	203,660	165,670
Expenses waived/reimbursed net of amount recaptured(1)	(37,982)	—	54,962	(29,344)	(53,661)

Net Expenses	127,661	371,372	379,239	174,316	112,009

Net investment income	957,660	3,914,330	3,326,828	1,149,458	605,319

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	595,922	1,698,100	740,000	98,189	119
Net realized gain (loss) on investment securities of affiliated issuers	(3,187,537)	(8,115,398)	(1,922,983)	(1,326,498)	245,353
Net realized gain (loss) on investment securities of unaffiliated issuers	—	19,645	(5,148)	3,931	—
Net realized gain on futures transactions	—	296,162	482,246	298,900	198,146

Net realized gain (loss)	(2,591,615)	(6,101,491)	(705,885)	(925,478)	443,618

Change in unrealized appreciation on investment securities of affiliated issuers	7,862,555	32,413,576	26,522,247	13,906,491	8,913,113
Change in unrealized appreciation on investment securities of unaffiliated issuers	—	8,702	5,528	3,823	19
Change in unrealized appreciation on futures	—	75,044	45,178	18,086	30,829

Net change in unrealized appreciation	7,862,555	32,497,322	26,572,953	13,928,400	8,943,961

Net Realized and Unrealized Gain	5,270,940	26,395,831	25,867,068	13,002,922	9,387,579

Net Increase in Net Assets Resulting from Operations	$6,228,600	$30,310,161	$29,193,896	$14,152,380	$9,992,898

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	27

STATEMENTS OF CHANGES IN NET ASSETS

	MyDestination 2005 Fund
	For the Year Ended
	12/31/10	12/31/09
Operations:
Net investment income	$957,660	$1,309,987
Net realized gain (loss) on investment securities and futures transactions	(2,591,615)	(5,992,388)
Net change in unrealized appreciation (depreciation) on investment securities and futures	7,862,555	15,916,131

Net increase in net assets resulting from operations	6,228,600	11,233,730

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
GS4 shares	(1,382,009)	(1,558,574)
GS6 shares	—	(5,830)
Distributions from net realized capital gains
GS4 shares	—	—
GS6 shares	—	—

Return of Capital
Total dividends and distributions	(1,382,009)	(1,564,404)

Capital Share Transactions:
Proceeds from shares sold
GS4 shares	16,345,475	17,780,517
GS6 shares	—	355,124
Proceeds from exchange of GS6 shares for GS4 shares(2)
GS4 shares	—	1,382,278
GS6 shares	—	(1,382,278)
Reinvestment of dividends and distributions
GS4 shares	1,381,875	1,558,574
GS6 shares	—	5,830

Total proceeds from shares sold and reinvested	17,727,350	19,700,045

Value of shares redeemed
GS4 shares	(34,721,138)	(14,217,632)
GS6 shares	—	(133,418)

Total value of shares redeemed	(34,721,138)	(14,351,050)

Net increase (decrease) from capital share transactions(3)	(16,993,788)	5,348,995

Total increase (decrease) in net assets	(12,147,197)	15,018,321

Net Assets:
Beginning of Year	66,830,106	51,811,785

End of Year*	$54,682,909	$66,830,106

* Including undistributed net investment income	$149,327	$102,070

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 7 in Notes to Financial Statements.

28	See Notes to Financial Statements.

MyDestination 2015 Fund		MyDestination 2025 Fund		MyDestination 2035 Fund		MyDestination 2045 Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09

$3,914,330	$3,890,672	$3,326,828	$2,638,898	$1,149,458	$835,373	$605,319	$371,193
(6,101,491)	(7,653,972)	(705,885)	(5,439,659)	(925,478)	(627,218)	443,618	(609,798)
32,497,322	45,802,599	26,572,953	38,700,374	13,928,400	16,099,543	8,943,961	10,106,218

30,310,161	42,039,299	29,193,896	35,899,613	14,152,380	16,307,698	9,992,898	9,867,613

(5,104,591)	(4,379,876)	(3,787,639)	(2,861,067)	(1,213,587)	(1,036,881)	(603,947)	(496,078)
—	(32,689)	—	(23,117)	—	(6,754)	—	(3,261)

—	—	—	—	(98,451)	(118,981)	(257,097)	(188,497)
—	—	—	—	—	(5,779)	—	(221)

(5,104,591)	(4,412,565)	(3,787,639)	(2,884,184)	(1,312,038)	(1,168,395)	(861,044)	(688,057)

47,065,643	45,112,706	50,705,586	43,639,781	28,363,630	23,054,369	25,499,963	18,858,620
—	1,621,277	—	1,038,155	—	842,870	—	357,765

—	2,917,331	—	3,159,998	—	2,109,355	—	1,269,575
—	(2,917,331)	—	(3,159,998)	—	(2,109,355)	—	(1,269,575)

5,104,589	4,379,876	3,787,605	2,861,067	1,312,038	1,155,862	861,044	684,575
—	32,689	—	23,117	—	12,533	—	3,482

52,170,232	51,146,548	54,493,191	47,562,120	29,675,668	25,065,634	26,361,007	19,904,442

(50,968,664)	(16,856,207)	(12,960,593)	(9,916,293)	(7,729,184)	(3,639,614)	(3,849,382)	(3,831,202)
—	(44,365)	—	(9,820)	—	(7,283)	—	(21,937)

(50,968,664)	(16,900,572)	(12,960,593)	(9,926,113)	(7,729,184)	(3,646,897)	(3,849,382)	(3,853,139)

1,201,568	34,245,976	41,532,598	37,636,007	21,946,484	21,418,737	22,511,625	16,051,303

26,407,138	71,872,710	66,938,855	70,651,436	34,786,826	36,558,040	31,643,479	25,230,859

219,264,453	147,391,743	169,563,030	98,911,594	75,419,389	38,861,349	44,159,087	18,928,228

$245,671,591	$219,264,453	$236,501,885	$169,563,030	$110,206,215	$75,419,389	$75,802,566	$44,159,087

$1,490,826	$1,381,114	$642,853	$607,942	$4,948	$5,301	$1,491	$—

See Notes to Financial Statements.	29

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross(3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
MyDestination 2005 Fund*
GS4 Class
2010	$8.84	$0.14	#	$0.09		$0.70	$(0.24)	$—	$9.53	10.56%	$54,683	0.20%	0.26%	1.50%	19%
2009	7.44	0.18	#	0.04		1.40	(0.22)	—	8.84	21.84	66,830	0.20	0.26	2.31	57
2008	10.35	0.30	#	0.08		(2.75)	(0.31)	(0.23)	7.44	(22.78)	50,678	0.20	0.29	3.25	40
2007	10.00	0.33	#	0.62		(0.31)	(0.28)	(0.01)	10.35	6.42	57,667	0.20	0.43	3.16	21
MyDestination 2015 Fund*
GS4 Class
2010	$8.42	$0.14	#	$0.06		$0.94	$(0.20)	$—	$9.36	13.54%	$245,672	0.16%	0.16%	1.65%	28%
2009	6.83	0.17	#	0.02		1.58	(0.18)	—	8.42	26.27	219,264	0.16	0.16	2.25	25
2008	10.33	0.26	#	0.09		(3.39)	(0.19)	(0.27)	6.83	(29.31)	146,140	0.20	0.18	2.87	22
2007	10.00	0.29	#	0.83		(0.50)	(0.28)	(0.01)	10.33	6.12	169,953	0.20	0.24	2.74	7
MyDestination 2025 Fund*
GS4 Class
2010	$7.88	$0.14	#	$0.03		$1.04	$(0.15)	$—	$8.94	15.32%	$236,502	0.20%	0.17%	1.72%	15%
2009	6.18	0.14	#	0.01		1.69	(0.14)	—	7.88	30.12	169,563	0.20	0.19	2.11	13
2008	10.24	0.21	#	0.09		(3.89)	(0.15)	(0.32)	6.18	(35.00)	96,826	0.20	0.21	2.47	10
2007	10.00	0.25	#	1.13		(0.85)	(0.28)	(0.01)	10.24	5.29	105,102	0.20	0.30	2.37	5
MyDestination 2035 Fund*
GS4 Class
2010	$7.52	$0.10	#	$0.01		$1.10	$(0.10)	$(0.01)	$8.62	16.02%	$110,206	0.20%	0.23%	1.32%	9%
2009	5.85	0.10	#	—	†	1.70	(0.11)	(0.02)	7.52	30.99	75,419	0.20	0.28	1.57	4
2008	10.24	0.17	#	0.09		(4.25)	(0.10)	(0.30)	5.85	(38.86)	37,637	0.20	0.40	2.02	5
2007	10.00	0.19	#	1.31		(0.98)	(0.28)	— †	10.24	5.20	35,117	0.20	0.64	1.83	2
MyDestination 2045 Fund*
GS4 Class
2010	$7.38	$0.08	#	$—	†	$1.16	$(0.07)	$(0.03)	$8.52	16.80%	$75,803	0.20%	0.30%	1.08%	1%
2009	5.75	0.08	#	—	†	1.67	(0.09)	(0.03)	7.38	30.71	44,159	0.20	0.41	1.23	7
2008	10.12	0.16	#	0.10		(4.34)	(0.06)	(0.23)	5.75	(40.29)	17,998	0.20	0.79	1.97	5
2007	10.00	0.17	#	1.37		(1.09)	(0.28)	(0.05)	10.12	4.46	11,659	0.19	1.48	1.60	9

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was December 29, 2006.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.

30	See Notes to Financial Statements.

Conservative Allocation Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% Fixed Income Select Funds, 18% U.S. Equity Select Funds and 7% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a positive return of 7.19% during 2010, benefiting from positive absolute performance from all of the underlying Select Funds including both equities and fixed income. The Fund’s absolute returns were most positively influenced by its exposure to the Low-Duration Bond Fund, followed by exposure to the Value Equity Fund and Growth Equity Fund.

Equities were the largest contributor to absolute performance, as equities outpaced bonds and posted strong double-digit returns for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

While lagging equities, the Fund’s fixed income holdings contributed positively to overall absolute performance with all major bond sectors producing positive returns. The underlying Fixed Income Select Funds produced all of their positive performance during the first nine months of the year, as declining interest rates provided the backdrop for a rally in bond prices. During the second quarter, the Fund benefited from diversification into fixed income securities that helped mitigate the effect of strong negative equity returns during this quarter. Market sentiment shifted in the fourth quarter, however, as an improved economic outlook fueled a rise in interest rates which was a strong enough headwind to send fixed income returns into negative territory for the quarter.

The Fund outpaced its composite benchmark during the year by 0.74%, benefitting primarily from its exposure to the Low-Duration Bond Fund. At a target weighting of 60%, the Low-Duration Bond Fund contributed the most to the Fund’s relative excess return. The Low-Duration Bond Fund benefited from tactical utilization of higher yielding securities relative to Treasuries, across a broad spectrum of spread sectors including corporate bonds, mortgaged-backed securities, Yankee bonds and non-U.S. bonds. The contribution to relative performance was mixed for the Equity Select Funds, with the Value Equity Fund’s being the largest single detractor to relative performance, offset by the Growth Equity Fund’s contributing positively to relative outperformance.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.

Please see page 33 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

31

Conservative Allocation Fund

Average Annual Total Returns as of 12/31/10

	GS4 Class*	Benchmark**
One Year	7.19%	6.45%
Five Year	4.15%	4.62%
Since Inception	4.02%	4.29%
Inception Date	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.79%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index, the Merrill Lynch 1-3 Year Treasury Index and Barclays Capital U.S. TIPS Index, weighted 17.5%, 7.5%, 60% and 15%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

32

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 100.3%
GuideStone Money Market Fund (GS4 Class)¥	9,896,880	$9,896,880
GuideStone Low-Duration Bond Fund (GS4 Class)¥	11,445,231	151,420,411
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	3,638,390	37,948,411
GuideStone Equity Index Fund (GS4 Class)¥	243,219	3,979,058
GuideStone Value Equity Fund (GS4 Class)¥	1,264,203	17,850,550
GuideStone Growth Equity Fund (GS4 Class)¥	940,924	17,783,462
GuideStone Small Cap Equity Fund (GS4 Class)¥	302,343	4,371,878
GuideStone International Equity Fund (GS4 Class)¥	1,443,016	19,379,706

Total Mutual Funds (Cost $246,142,838)		262,630,356

	Par
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills
0.16%, 05/05/11‡‡	$245,000	244,886
0.17%, 05/05/11‡‡	115,000	114,947

Total U.S. Treasury Obligations
(Cost $359,795)		359,833

TOTAL INVESTMENTS — 100.4% (Cost $246,502,633)		262,990,189
Liabilities in Excess of Other Assets —(0.4)%		(997,535)

NET ASSETS — 100.0%		$261,992,654

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)
%
Bond Funds	72.3
Domestic Equity Funds	16.8
International Equity Fund	7.4
Money Market Fund	3.8
Futures Contracts	1.0
U.S. Treasury Obligations	0.1

101.4

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$58,571
Mutual Funds	262,630,356	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	359,833	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$262,990,189	$58,571

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	33

Balanced Allocation Fund

The Fund, through investments in the underlying Select Funds, combines approximately equal percentages to equity securities and fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 50% Fixed Income Select Funds, 35% U.S. Equity Select Funds and 15% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 11.87% during 2010, benefiting from positive absolute performance from all of the underlying Select Funds including both equities and fixed income. The Fund’s absolute returns were most positively influenced by its exposure to the Value Equity Fund and Growth Equity Fund, which represented over half of the overall equity allocation.

Equities contributed the majority of absolute performance, as equities outpaced bonds and posted strong double-digit returns for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

While lagging equities, the Fund’s fixed income holdings contributed positively to overall absolute performance with all major bond sectors producing positive returns. Fixed income assets produced virtually all of their positive performance during the first nine months of the year, as declining interest rates provided the backdrop for a rally in bond prices. Particularly during the second quarter, the Fund benefited from diversification into fixed income securities that helped mitigate the effect of strong negative equity returns during this quarter. Market sentiment shifted in the fourth quarter, however, as an improved economic outlook fueled a rise in interest rates which was a strong enough headwind to send fixed income returns generally into negative territory for the quarter.

The Fund outpaced its composite benchmark during the year by 0.45%, benefitting primarily from its exposure to the Fixed Income Select Funds. The majority of the outperformance from fixed income came from the two largest Fixed Income Select holdings, the Low-Duration Bond Fund and Medium-Duration Bond Fund, which represented nearly three-fourths of the fixed income allocation. Both of these funds outpaced their respective benchmarks, and were positively impacted by taking advantage of more attractive yield opportunities outside of the Treasuries. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, with the Growth Equity Fund’s contributing the most of any Select Fund to relative outperformance. The Growth Equity Fund benefited mostly from strong security selection leading to outperformance of its respective benchmark. The largest detractor to the Fund’s relative performance was attributed to exposure to the Value Equity Fund, which trailed its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.

Please see page 36 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

34

Balanced Allocation Fund

Average Annual Total Returns as of 12/31/10

	GS4 Class*	Benchmark**
One Year	11.87%	11.42%
Five Year	4.27%	5.02%
Since Inception	5.13%	5.47%
Inception Date	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus,as supplemented on August 5, 2010)(1)	0.90%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 35%, 15% and 50%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

35

BALANCED ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 98.3%
GuideStone Money Market Fund (GS4 Class)¥	15,760,681	$15,760,681
GuideStone Low-Duration Bond Fund (GS4 Class)¥	12,063,491	159,599,982
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	16,903,551	230,733,468
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	5,591,111	91,023,291
GuideStone Global Bond Fund (GS4 Class)¥	5,407,950	53,160,144
GuideStone Equity Index Fund (GS4 Class)¥	2,094,594	34,267,563
GuideStone Value Equity Fund (GS4 Class)¥	11,250,968	158,863,675
GuideStone Growth Equity Fund (GS4 Class)¥	8,238,586	155,709,280
GuideStone Small Cap Equity Fund (GS4 Class)¥	2,620,890	37,898,076
GuideStone International Equity Fund (GS4 Class)¥	12,296,569	165,142,915

Total Mutual Funds (Cost $1,041,429,840)		1,102,159,075

	Par
U.S. TREASURY OBLIGATIONS — 1.8%
U.S. Treasury Bills
0.16%, 05/05/11‡‡	$910,000	909,578
0.17%, 05/05/11‡‡	1,020,000	1,019,527

		1,929,105

U.S. Treasury Note
2.38%, 03/31/16	17,725,000	17,952,110

Total U.S. Treasury Obligations (Cost $19,815,212)		19,881,215

TOTAL INVESTMENTS — 100.1% (Cost $1,061,245,052)		1,122,040,290
Liabilities in Excess of Other Assets — (0.1)%		(1,059,427)

NET ASSETS — 100.0%		$1,120,980,863

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	47.7
Domestic Equity Funds	34.5
International Equity Fund	14.7
U.S. Treasury Obligations	1.8
Futures Contracts	1.6
Money Market Fund	1.4

101.7

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$455,513
Mutual Funds	1,102,159,075	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	19,881,215	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,122,040,290	$455,513

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

36	See Notes to Financial Statements.

Growth Allocation Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 53% U.S. Equity Select Funds, 24% Fixed Income Select Fund, and 23% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 13.65% during 2010, benefiting from positive absolute performance from all of the underlying Select Funds including both equities and fixed income. The Fund’s absolute returns were most positively influenced by its exposure to the Value Equity Fund and Growth Equity Fund, which represented over half of the overall equity allocation.

Equities contributed the majority of absolute performance, as equities outpaced bonds and posted strong double-digit returns for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

While lagging equities, the Fund’s fixed income holdings contributed positively to overall absolute performance with all major bond sectors producing positive returns. Fixed income assets produced virtually all of their positive performance during the first nine months of the year, as declining interest rates provided the backdrop for a rally in bond prices. Particularly during the second quarter, the Fund benefited from diversification into fixed income securities that helped mitigate the effect of strong negative equity returns during this quarter. Market sentiment shifted in the fourth quarter, however, as an improved economic outlook fueled a rise in interest rates which was a strong enough headwind to send fixed income returns generally into negative territory for the quarter.

The Fund outpaced its composite benchmark during the year by 0.17%, benefitting primarily from the relative outperformance of all of the underlying Fixed Income Select Funds. The largest single contributor to relative outperformance, however, was the Growth Equity Fund. The Growth Equity Fund benefited mostly from strong security selection, which led to outperformance of its respective benchmark. The largest detractor to the Fund’s relative performance was attributed to its exposure to the Value Equity Fund, which trailed its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.

Please see page 39 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Growth Allocation Fund

Average Annual Total Returns as of 12/31/10

	GS4 Class*	Benchmark**
One Year	13.65%	13.48%
Five Year	3.00%	4.25%
Since Inception	4.51%	5.09%
Inception Date	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus,as supplemented on August 5, 2010)(1)	0.99%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 52.5%, 22.5% and 25%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Barclays U.S. Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GROWTH ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 99.2%
GuideStone Money Market Fund (GS4 Class)¥	15,088,874	$15,088,874
GuideStone Low-Duration Bond Fund (GS4 Class)¥	4,428,903	58,594,392
GuideStone Medium-Duration Bond Fund (GS4 Class)¥	6,298,824	85,978,945
GuideStone Extended-Duration Bond Fund (GS4 Class)¥	2,069,935	33,698,549
GuideStone Global Bond Fund (GS4 Class)¥	2,027,494	19,930,270
GuideStone Equity Index Fund (GS4 Class)¥	2,375,508	38,863,303
GuideStone Value Equity Fund (GS4 Class)¥	12,716,894	179,562,544
GuideStone Growth Equity Fund (GS4 Class)¥	9,317,083	176,092,878
GuideStone Small Cap Equity Fund (GS4 Class)¥	2,961,390	42,821,695
GuideStone International Equity Fund (GS4 Class)¥	13,774,723	184,994,524

Total Mutual Funds (Cost $808,279,103)		835,625,974

	Par
U.S. TREASURY OBLIGATIONS — 0.9%
U.S. Treasury Bills
0.16%, 05/05/11‡‡	$310,000	309,856
0.17%, 05/05/11‡‡	1,495,000	1,494,307

		1,804,163

U.S. Treasury Note
2.38%, 03/31/16	5,475,000	5,545,151

Total U.S. Treasury Obligations (Cost $7,329,253)		7,349,314

TOTAL INVESTMENTS — 100.1% (Cost $815,608,356)		842,975,288
Liabilities in Excess of Other Assets — (0.1)%		(1,049,204)

NET ASSETS — 100.0%		$841,926,084

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	51.9
Bond Funds	23.5
International Equity Fund	22.0
Futures Contracts	1.9
Money Market Fund	1.8
U.S. Treasury Obligations	0.9

102.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$408,243
Mutual Funds	835,625,974	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	7,349,314	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$842,975,288	$408,243

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	39

Aggressive Allocation Fund

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund has a target of, but is not limited to, an asset allocation of 70% U.S. Equity Select Funds and 30% Non-U.S. Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 15.16% during 2010, benefiting from double-digit returns across all the Equity Select Funds for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

The Fund underperformed its composite benchmark during the year by -0.10%. The Value Equity Fund and International Equity Fund were large contributors to the Fund’s absolute return but also served as the key drivers in the Fund’s relative underperformance during the year. The Value Equity Fund, the largest detractor to relative performance, suffered the most underperformance due to under-exposure to more economically sensitive and higher beta securities that outperformed in the rapidly rising market. The Fund’s relative performance was positively impacted by exposure to the Growth Equity Fund. The Growth Equity Fund benefited primarily from strong security selection leading the Fund to outperform its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.

Please see page 42 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Aggressive Allocation Fund

Average Annual Total Returns as of 12/31/10

	GS4 Class*	Benchmark**
One Year	15.16%	15.26%
Five Year	1.50%	3.25%
Since Inception	3.65%	4.51%
Inception Date	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	1.08%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a composite index consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 70% and 30%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

AGGRESSIVE ALLOCATION FUND SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 99.7%
GuideStone Money Market Fund (GS4 Class)¥	17,614,735	$17,614,735
GuideStone Equity Index Fund (GS4 Class)¥	2,782,687	45,524,758
GuideStone Value Equity Fund (GS4 Class)¥	14,703,050	207,607,061
GuideStone Growth Equity Fund (GS4 Class)¥	10,688,210	202,007,163
GuideStone Small Cap Equity Fund (GS4 Class)¥	3,537,800	51,156,592
GuideStone International Equity Fund (GS4 Class)¥	16,314,091	219,098,245

Total Mutual Funds (Cost $736,011,482)		743,008,554

	Par
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bills
0.16%, 05/05/11‡‡	$1,625,000	1,624,246
0.17%, 05/05/11‡‡	2,000,000	1,999,072

Total U.S. Treasury Obligations (Cost $3,622,915)		3,623,318

TOTAL INVESTMENTS — 100.2% (Cost $739,634,397)		746,631,872
Liabilities in Excess of Other Assets — (0.2)%		(1,138,878)

NET ASSETS — 100.0%		$745,492,994

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	67.9
International Equity Fund	29.4
Futures Contracts	2.8
Money Market Fund	2.4
U.S. Treasury Obligations	0.5

103.0

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$485,675
Mutual Funds	743,008,554	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	3,623,318	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$746,631,872	$485,675

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

42	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value	$262,630,356	$1,102,159,075	$835,625,974	$743,008,554
Investments in securities of unaffiliated issuers, at value	359,833	19,881,215	7,349,314	3,623,318

Total investments (1)	262,990,189	1,122,040,290	842,975,288	746,631,872
Receivables:
Dividends	101	142	143	299
Interest	—	107,516	33,245	—
Investment securities sold	—	330,909	—	—
Fund shares sold	531	15,912	33,585	11,522
Prepaid expenses and other assets	23,969	35,350	26,428	25,173

Total Assets	263,014,790	1,122,530,119	843,068,689	746,668,866

Liabilities
Payables:
Investment securities purchased	—	754	178,150	—
Fund shares redeemed	984,632	1,382,665	839,206	1,053,417
Variation margin	3,000	21,375	18,754	25,125
Accrued expenses:
Investment advisory fees	15,075	99,500	71,572	68,962
Distribution (12b-1) fees	83	87	71	112
Other expenses	19,346	44,875	34,852	28,256

Total Liabilities	1,022,136	1,549,256	1,142,605	1,175,872

Net Assets	$261,992,654	$1,120,980,863	$841,926,084	$745,492,994

Net Assets Consist of:
Paid-in-capital	$243,063,599	$1,060,566,709	$811,176,547	$733,436,597
Undistributed net investment income	83,018	2,195,907	218,423	2,220
Undistributed (accumulated) net realized gain (loss) on investments and futures transactions	2,299,910	(3,032,504)	2,755,939	4,571,027
Net unrealized appreciation (depreciation) on investments and futures	16,546,127	61,250,751	27,775,175	7,483,150

Net Assets	$261,992,654	$1,120,980,863	$841,926,084	$745,492,994

Net Asset Value:
$0.001 par value, unlimited shares authorized Net assets applicable to the GS4 Class	$261,992,654	$1,120,980,863	$841,926,084	$745,492,994

GS4 shares outstanding	22,064,961	92,470,076	68,582,400	63,256,250

Net asset value, offering and redemption price per GS4 share	$11.87	$12.12	$12.28	$11.79

(1) Investments in securities of affiliated issuers, at cost	$246,142,838	$1,041,429,840	$808,279,103	$736,011,482
Investments in securities of unaffiliated issuers, at cost	359,795	19,815,212	7,329,253	3,622,915

Total investments at cost	$246,502,633	$1,061,245,052	$815,608,356	$739,634,397

43	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income dividends received from affiliated funds	$4,819,378	$23,294,054	$12,787,841	$7,470,604
Interest	25,647	251,667	85,858	2,318

Total Investment Income	4,845,025	23,545,721	12,873,699	7,472,922

Expenses
Investment advisory fees	288,529	1,151,398	846,966	741,449
Transfer agent fees:
GS4 shares	27,437	51,264	38,737	36,118
Custodian fees	11,533	28,347	24,041	6,993
Accounting and administration fees	19,289	64,987	48,436	42,408
Professional fees	42,374	42,350	42,350	42,350
Blue sky fees:
GS4 shares	12,940	8,961	14,261	12,910
Shareholder reporting fees:
GS4 shares	12,636	28,229	22,026	19,872
Trustee expenses	2,067	8,602	6,345	5,646
Line of credit facility fees	3,397	13,385	9,805	8,459
Other expenses	9,788	10,888	10,532	10,288

Total Expenses	429,990	1,408,411	1,063,499	926,493
Expenses waived/reimbursed(1)	(85,986)	(44,858)	(65,662)	(59,666)

Net Expenses	344,004	1,363,553	997,837	866,827

Net investment income	4,501,021	22,182,168	11,875,862	6,606,095

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	1,971,618	9,159,736	3,368,709	2,708
Net realized gain (loss) on investment securities of affiliated issuers	4,160,417	(519,412)	9,457,593	8,224,217
Net realized gain on investment securities of unaffiliated issuers	61,204	466,211	154,048	73
Net realized gain on futures transactions	210,779	1,519,314	1,723,932	2,588,246

Net realized gain	6,404,018	10,625,849	14,704,282	10,815,244

Change in unrealized appreciation on investment securities of affiliated issuers	9,159,409	93,611,494	78,606,733	85,269,465
Change in unrealized appreciation on investment securities of unaffiliated issuers	15,486	65,464	19,867	350
Change in unrealized appreciation on futures	38,442	386,013	285,809	293,546

Net change in unrealized appreciation	9,213,337	94,062,971	78,912,409	85,563,361

Net Realized and Unrealized Gain	15,617,355	104,688,820	93,616,691	96,378,605

Net Increase in Net Assets Resulting from Operations	$20,118,376	$126,870,988	$105,492,553	$102,984,700

(1)	See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	44

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income	$4,501,021	$6,251,933	$22,182,168	$25,426,085
Net realized gain (loss) on investment securities and futures transactions	6,404,018	7,542,733	10,625,849	539,153
Net change in unrealized appreciation (depreciation) on investment securities and futures	9,213,337	26,348,218	94,062,971	196,693,079

Net increase in net assets resulting from operations	20,118,376	40,142,884	126,870,988	222,658,317

Dividends and Distributions to Shareholders:
Dividends from net investment income(1)
GS4 shares	(5,905,990)	(6,154,064)	(30,794,116)	(26,203,247)
GS6 shares	—	(129,157)	—	(188,348)
Distributions from net realized capital gains
GS4 shares	(1,420,226)	(9,032,931)	—	(6,561,722)
GS6 shares	—	(78,277)	—	(235,775)

Total dividends and distributions	(7,326,216)	(15,394,429)	(30,794,116)	(33,189,092)

Capital Share Transactions:
Proceeds from shares sold
GS4 shares	37,177,857	37,517,620	44,223,390	66,019,986
GS6 shares	—	1,736,060	—	712,549
Proceeds from exchange of GS6 shares for GS4 shares(2)
GS4 shares	—	11,903,681	—	16,986,754
GS6 shares	—	(11,903,681)	—	(16,986,754)
Reinvestment of dividends and distributions
GS4 shares	7,320,019	15,174,582	30,789,666	32,760,925
GS6 shares	—	207,434	—	424,123

Total proceeds from shares sold and reinvested	44,497,876	54,635,696	75,013,056	99,917,583

Value of shares redeemed
GS4 shares	(80,047,873)	(51,093,327)	(183,100,371)	(78,208,293)
GS6 shares	—	(196,593)	—	(95,773)

Total value of shares redeemed	(80,047,873)	(51,289,920)	(183,100,371)	(78,304,066)

Net increase (decrease) from capital share transactions(3)	(35,549,997)	3,345,776	(108,087,315)	21,613,517

Total increase (decrease) in net assets	(22,757,837)	28,094,231	(12,010,443)	211,082,742

Net Assets:
Beginning of Year	284,750,491	256,656,260	1,132,991,306	921,908,564

End of Year*	$261,992,654	$284,750,491	$1,120,980,863	$1,132,991,306

*Including undistributed net investment income	$83,018	$—	$2,195,907	$4,110,528

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 1 in Notes to Financial Statements.
(3)	See Note 7 in Notes to Financial Statements.

45	See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/10	12/31/09	12/31/10	12/31/09

$11,875,862	$13,511,935	$6,606,095	$7,158,492
14,704,282	(1,658,657)	10,815,244	2,380,837
78,912,409	169,696,601	85,563,361	161,719,617

105,492,553	181,549,879	102,984,700	171,258,946

(17,932,584)	(11,476,397)	(6,611,145)	(7,153,930)
—	(48,836)	—	—

(5,229,092)	(3,758,322)	(7,518,944)	(5,357,679)
—	(114,025)	—	(175,394)

(23,161,676)	(15,397,580)	(14,130,089)	(12,687,003)

28,291,186	38,935,556	34,506,419	41,717,915
—	1,111,513	—	495,847

—	11,004,801	—	12,055,110
—	(11,004,801)	—	(12,055,110)

23,159,991	15,233,766	14,129,316	12,511,448
—	162,861	—	175,394

51,451,177	55,443,696	48,635,735	54,900,604

(132,666,304)	(58,417,111)	(121,731,738)	(42,757,835)
—	(245,720)	—	(156,279)

(132,666,304)	(58,662,831)	(121,731,738)	(42,914,114)

(81,215,127)	(3,219,135)	(73,096,003)	11,986,490

1,115,750	162,933,164	15,758,608	170,558,433

840,810,334	677,877,170	729,734,386	559,175,953

$841,926,084	$840,810,334	$745,492,994	$729,734,386

$218,423	$3,813,544	$2,220	$4,562

See Notes to Financial Statements.	46

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross(3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
Conservative Allocation Fund

GS4 Class
2010	$11.39	$0.18	#	$0.08		$0.56	$(0.27)	$(0.07)	$11.87	7.19%	$261,993	0.12%	0.15%	1.57%	19%
2009	10.33	0.26	#	—	†	1.44	(0.26)	(0.38)	11.39	16.58	284,750	0.12	0.16	2.37	32
2008	13.02	0.42	#	0.03		(2.17)	(0.42)	(0.55)	10.33	(13.11)	246,617	0.12	0.15	3.36	17
2007	13.15	0.43	#	0.21		0.21	(0.44)	(0.54)	13.02	6.48	313,829	0.13	0.16	3.13	13
2006	12.94	0.40	#	0.17		0.20	(0.41)	(0.15)	13.15	5.99	308,802	0.13	0.18	3.08	9

Balanced Allocation Fund

GS4 Class
2010	$11.14	$0.23	#	$0.09		$1.00	$(0.34)	$—	$12.12	11.87%	$1,120,981	0.12%	0.12%	1.95%	17%
2009	9.20	0.26	#	0.05		1.97	(0.27)	(0.07)	11.14	25.05	1,132,991	0.12	0.13	2.58	19
2008	14.13	0.39	#	0.13		(3.99)	(0.43)	(1.03)	9.20	(24.41)	905,743	0.12	0.13	3.05	19
2007	14.61	0.41	#	0.48		0.16	(0.48)	(1.05)	14.13	7.16	1,348,204	0.13	0.13	2.68	7
2006	14.20	0.36	#	0.39		0.50	(0.40)	(0.44)	14.61	8.78	1,400,001	0.13	0.14	2.44	7

Growth Allocation Fund

GS4 Class
2010	$11.11	$0.16	#	$0.05		$1.31	$(0.27)	$(0.08)	$12.28	13.65%	$841,926	0.12%	0.13%	1.43%	8%
2009	8.86	0.18	#	0.02		2.25	(0.15)	(0.05)	11.11	27.96	840,810	0.12	0.13	1.88	11
2008	15.34	0.28	#	0.13		(5.50)	(0.29)	(1.10)	8.86	(32.98)	667,769	0.12	0.13	2.15	13
2007	16.05	0.30	#	0.78		0.07	(0.43)	(1.43)	15.34	7.16	1,095,092	0.13	0.13	1.80	5
2006	15.45	0.27	#	0.63		0.81	(0.35)	(0.76)	16.05	11.03	1,137,039	0.13	0.14	1.66	7

Aggressive Allocation Fund

GS4 Class
2010	$10.43	$0.10	#	$—	†	$1.48	$(0.10)	$(0.12)	$11.79	15.16%	$745,493	0.12%	0.13%	0.91%	1%
2009	8.13	0.10	#	—	†	2.38	(0.10)	(0.08)	10.43	30.82	729,734	0.12	0.14	1.17	3
2008	16.31	0.16	#	0.12		(7.01)	(0.14)	(1.31)	8.13	(41.05)	547,313	0.12	0.13	1.21	7
2007	17.23	0.17	#	1.11		(0.04)	(0.36)	(1.80)	16.31	7.17	1,000,850	0.13	0.13	0.94	2
2006	16.28	0.15	#	0.88		1.13	(0.28)	(0.93)	17.23	13.20	1,031,999	0.13	0.14	0.90	4

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.

47	See Notes to Financial Statements.

Conservative Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities. The Fund has a target of, but is not limited to, an asset allocation of 75% Fixed Income Select Funds, 18% U.S. Equity Select Funds and 7% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a positive return of 7.25% during 2010, benefiting from positive absolute performance from all of the underlying Select Funds including both equities and fixed income. The Fund’s absolute returns were most positively influenced by its exposure to the Low-Duration Bond Fund, followed by exposure to the Value Equity Fund and Growth Equity Fund.

Equities were the largest contributor to absolute performance, as equities outpaced bonds and posted strong double-digit returns for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

While lagging equities, the Fund’s fixed income holdings contributed positively to overall absolute performance with all major bond sectors producing positive returns. The underlying Fixed Income Select Funds produced all of their positive performance during the first nine months of the year, as declining interest rates provided the backdrop for a rally in bond prices. During the second quarter, the Fund benefited from diversification into fixed income securities that helped mitigate the effect of strong negative equity returns during this quarter. Market sentiment shifted in the fourth quarter, however, as an improved economic outlook fueled a rise in interest rates which was a strong enough headwind to send fixed income returns into negative territory for the quarter.

The Fund outpaced its composite benchmark during the year by 0.80%, benefitting primarily from its exposure to the Low-Duration Bond Fund. At a target weighting of 60%, the Low-Duration Bond Fund contributed the most to the Fund’s relative excess return. The Low-Duration Bond Fund benefited from tactical utilization of higher yielding securities relative to Treasuries, across a broad spectrum of spread sectors including corporate bonds, mortgaged-backed securities, Yankee bonds and non-U.S. bonds. The contribution to relative performance was mixed for the Equity Select Funds, with the Value Equity Fund’s being the largest single detractor to relative performance, offset by the Growth Equity Fund’s contributing positively to relative outperformance.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.

Please see page 51 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Conservative Allocation Fund I

Average Annual Total Returns as of 12/31/10

	GS2 Class*	Benchmark**
One Year	7.25%	6.45%
Five Year	4.35%	4.62%
Since Inception	4.59%	4.75%
Inception Date	07/01/03
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.72%

(1)

The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index, the Merrill Lynch 1-3 Year Treasury Index and Barclays Capital U.S. TIPS Index, weighted 17.5%, 7.5%, 60% and 15%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 99.9%
GuideStone Money Market Fund (GS2 Class)¥	1,137,030	$1,137,030
GuideStone Low-Duration Bond Fund (GS2 Class)¥	4,867,660	42,348,640
GuideStone Inflation Protected Bond Fund (GS4 Class)¥	1,017,280	10,610,228
GuideStone Equity Index Fund (GS2 Class)¥	128,971	1,113,015
GuideStone Value Equity Fund (GS2 Class)¥	695,385	4,992,861
GuideStone Growth Equity Fund (GS2 Class)¥	417,426	4,971,544
GuideStone Small Cap Equity Fund (GS2 Class)¥	127,507	1,225,339
GuideStone International Equity Fund (GS2 Class)¥	524,018	5,423,583

Total Mutual Funds (Cost $69,656,909)		71,822,240

TOTAL INVESTMENTS — 99.9% (Cost $69,656,909)		71,822,240
Other Assets in Excess of Liabilities — 0.1%		103,276

NET ASSETS — 100.0%		$71,925,516

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	73.6
Domestic Equity Funds	17.1
International Equity Fund	7.5
Money Market Fund	1.7

99.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Mutual Funds	$71,822,240	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$71,822,240	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	50

Balanced Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines approximately equal percentages to equity securities and fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 50% Fixed Income Select Funds, 35% U.S. Equity Select Funds and 15% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 12.04% during 2010, benefiting from positive absolute performance from all of the underlying Select Funds including both equities and fixed income. The Fund’s absolute returns were most positively influenced by its exposure to the Value Equity Fund and Growth Equity Fund, which represented over half of the overall equity allocation.

Equities contributed the majority of absolute performance, as equities outpaced bonds and posted strong double-digit returns for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

While lagging equities, the Fund’s fixed income holdings contributed positively to overall absolute performance with all major bond sectors producing positive returns. Fixed income assets produced virtually all of their positive performance during the first nine months of the year, as declining interest rates provided the backdrop for a rally in bond prices. Particularly during the second quarter, the Fund benefited from diversification into fixed income securities that helped mitigate the effect of strong negative equity returns during this quarter. Market sentiment shifted in the fourth quarter, however, as an improved economic outlook fueled a rise in interest rates which was a strong enough headwind to send fixed income returns generally into negative territory for the quarter.

The Fund outpaced its composite benchmark during the year by 0.62%, benefitting primarily from its exposure to the Fixed Income Select Funds. The majority of the outperformance from fixed income came from the two largest Fixed Income Select holdings, the Low-Duration Bond Fund and Medium-Duration Bond Fund, which represented nearly three-fourths of the fixed income allocation. Both of these funds outpaced their respective benchmarks, and were positively impacted by taking advantage of more attractive yield opportunities outside of the Treasuries. The Fund’s relative performance was positively impacted by exposure to certain U.S. Equity Select Funds, with the Growth Equity Fund’s contributing the most of any Select Fund to relative outperformance. The Growth Equity Fund benefited mostly from strong security selection leading to outperformance of its respective benchmark. The largest detractor to the Fund’s relative performance was attributed to exposure to the Value Equity Fund, which trailed its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.

Please see page 54 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Balanced Allocation Fund I

Average Annual Total Returns as of 12/31/10

	GS2 Class*	Benchmark**
One Year	12.04%	11.42%
Five Year	4.43%	5.02%
Since Inception	6.35%	6.59%
Inception Date	07/01/03
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.78%

(1)

The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays Capital U.S. Aggregate Bond Index, weighted 35%, 15% and 50%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

BALANCED ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 99.0%
GuideStone Money Market Fund (GS2 Class)¥	2,747,513	$2,747,513
GuideStone Low-Duration Bond Fund (GS2 Class)¥	5,761,219	50,122,605
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	10,002,556	72,518,533
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	4,120,930	28,558,045
GuideStone Global Bond Fund (GS4 Class)¥	1,697,363	16,685,078
GuideStone Equity Index Fund (GS2 Class)¥	1,246,033	10,753,267
GuideStone Value Equity Fund (GS2 Class)¥	6,945,585	49,869,304
GuideStone Growth Equity Fund (GS2 Class)¥	4,103,470	48,872,324
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,238,130	11,898,428
GuideStone International Equity Fund (GS2 Class)¥	5,012,974	51,884,281

Total Mutual Funds (Cost $355,780,750)		343,909,378

	Par
U.S. TREASURY OBLIGATIONS — 1.0%
U.S. Treasury Bills
0.16%, 05/05/11‡‡	$95,000	94,956
0.17%, 05/05/11‡‡	385,000	384,821
0.17%, 05/05/11‡‡	15,000	14,993

		494,770

U.S. Treasury Note
2.38%, 03/31/16	3,135,000	3,175,169

Total U.S. Treasury Obligations (Cost $3,658,340)		3,669,939

TOTAL INVESTMENTS — 100.0% (Cost $359,439,090)		347,579,317
Liabilities in Excess of Other Assets — 0.0%		(90,288)

NET ASSETS — 100.0%		$347,489,029

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Bond Funds	48.3
Domestic Equity Funds	34.9
International Equity Fund	14.9
U.S. Treasury Obligations	1.1
Futures Contracts	0.9
Money Market Fund	0.8

100.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$57,988
Mutual Funds	343,909,378	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	3,669,939	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$347,579,317	$57,988

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

53	See Notes to Financial Statements.

Growth Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities. The Fund has a target of, but is not limited to, an asset allocation of 53% U.S. Equity Select Funds, 24% Fixed Income Select Funds and 23% Non-U.S. Equity Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 13.68% during 2010, benefiting from positive absolute performance from all of the underlying Select Funds including both equities and fixed income. The Fund’s absolute returns were most positively influenced by its exposure to the Value Equity Fund and Growth Equity Fund, which represented over half of the overall equity allocation.

Equities contributed the majority of absolute performance, as equities outpaced bonds and posted strong double-digit returns for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

While lagging equities, the Fund’s fixed income holdings contributed positively to overall absolute performance with all major bond sectors producing positive returns. Fixed income assets produced virtually all of their positive performance during the first nine months of the year, as declining interest rates provided the backdrop for a rally in bond prices. Particularly during the second quarter, the Fund benefited from diversification into fixed income securities that helped mitigate the effect of strong negative equity returns during this quarter. Market sentiment shifted in the fourth quarter, however, as an improved economic outlook fueled a rise in interest rates which was a strong enough headwind to send fixed income returns generally into negative territory for the quarter.

The Fund outpaced its composite benchmark during the year by 0.20%, benefitting primarily from the relative outperformance of all of the underlying Fixed Income Select Funds. The largest single contributor to relative outperformance, however, was the Growth Equity Fund. The Growth Equity Fund benefited mostly from strong security selection, which led to outperformance of its respective benchmark. The largest detractor to the Fund’s relative performance was attributed to exposure to the Value Equity Fund, which trailed its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.

Please see page 57 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

54

Growth Allocation Fund I

Average Annual Total Returns as of 12/31/10

	GS2 Class*	Benchmark**
One Year	13.68%	13.48%
Five Year	3.18%	4.25%
Since Inception	6.59%	7.19%
Inception Date	07/01/03
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.87%

(1)

The Fund’s shareholders indirectly bear the expenses of the shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

Represents a composite index consisting of the Russell 3000® Index, the MSCI ACWI (All Country World Index) Ex-U.S. Index and the Barclays U.S. Capital Aggregate Bond Index, weighted 52.5%, 22.5% and 25%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

The Barclays U.S. Capital Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

55

GROWTH ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 99.3%
GuideStone Money Market Fund (GS2 Class)¥	2,983,368	$2,983,368
GuideStone Low-Duration Bond Fund (GS2 Class)¥	1,878,878	16,346,241
GuideStone Medium-Duration Bond Fund (GS2 Class)¥	3,311,350	24,007,290
GuideStone Extended-Duration Bond Fund (GS2 Class)¥	1,355,485	9,393,510
GuideStone Global Bond Fund (GS4 Class)¥	565,181	5,555,730
GuideStone Equity Index Fund (GS2 Class)¥	1,255,740	10,837,035
GuideStone Value Equity Fund (GS2 Class)¥	6,975,483	50,083,969
GuideStone Growth Equity Fund (GS2 Class)¥	4,123,059	49,105,636
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,243,079	11,945,987
GuideStone International Equity Fund (GS2 Class)¥	4,989,230	51,638,527

Total Mutual Funds (Cost $250,970,486)		231,897,293

	Par
U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bill
0.17%, 05/05/11‡‡	$340,000	339,842
U.S. Treasury Note
2.38%, 03/31/16	1,065,000	1,078,646

Total U.S. Treasury Obligations (Cost $1,414,602)		1,418,488

TOTAL INVESTMENTS — 99.9% (Cost $252,385,088)		233,315,781
Other Assets in Excess of Liabilities — 0.1%		241,336

NET ASSETS — 100.0%		$233,557,117

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	52.2
Bond Funds	23.7
International Equity Fund	22.1
Futures Contracts	1.4
Money Market Fund	1.3
U.S. Treasury Obligations	0.6

101.3

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments In Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$50,688
Mutual Funds	231,897,293
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	1,418,488	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$233,315,781	$50,688

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	56

Aggressive Allocation Fund I

The Fund, through investments in the underlying Select Funds, combines a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund has a target of, but is not limited to, an asset allocation of 70% U.S. Equity Select Funds and 30% Non-U.S. Select Fund.

The Fund is a fund of funds, and its performance is based on the performance of the underlying Select Funds. The Fund generated a strong return of 15.23% during 2010, benefiting from double-digit returns across all the Equity Select Funds for the year. While equities started the first quarter with positive results thanks to stronger economic growth, the second quarter resulted in double-digit declines for equities as investors shunned the asset class due to fears of a faltering and jobless economic recovery coupled with international concerns over European economic strength and a slowing Chinese economy. After a dismal second quarter correction, global equity markets experienced a strong, albeit still volatile, rally throughout the remainder of the year as investors responded favorably to additional stimulus measures and improving economic conditions.

The Fund underperformed its composite benchmark during the year by -0.03%. The Value Equity Fund and International Equity Funds were large contributors to the Fund’s absolute return, but also served as the key drivers in the Fund’s relative underperformance during the year. The Value Equity Fund, the largest detractor to relative performance, suffered the most underperformance due to under-exposure to more economically sensitive and higher beta securities that outperformed in the rapidly rising market. The Fund’s relative performance was positively impacted by exposure to the Growth Equity Fund. The Growth Equity Fund benefited primarily from strong security selection leading the Fund to outperform its respective benchmark.

The Fund attempts to achieve its objective by investing in the Select Funds. By investing in the Fund you will also incur the expenses and risks of the underlying Select Funds. The principal risks of the Fund will change depending on the asset mix of the Select Funds in which it invests. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. It is possible to lose money by investing in the Fund.

Please see page 60 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

57

Aggressive Allocation Fund I

Average Annual Total Returns as of 12/31/10

	GS2 Class*	Benchmark**
One year	15.23%	15.26%
Five year	1.65%	3.25%
Since Inception	6.60%	7.60%
Inception Date	07/01/03
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.96%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS2 Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS2 Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund’s weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a composite index consisting of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 70% and 30%, respectively.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

58

AGGRESSIVE ALLOCATION FUND I
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
MUTUAL FUNDS — 99.8%
GuideStone Money Market Fund (GS2 Class)¥	2,697,371	$2,697,371
GuideStone Equity Index Fund (GS2 Class)¥	1,121,144	9,675,471
GuideStone Value Equity Fund (GS2 Class)¥	6,147,232	44,137,128
GuideStone Growth Equity Fund (GS2 Class)¥	3,605,399	42,940,300
GuideStone Small Cap Equity Fund (GS2 Class)¥	1,132,151	10,879,974
GuideStone International Equity Fund (GS2 Class)¥	4,504,303	46,619,540

Total Mutual Funds (Cost $178,568,261)		156,949,784

	Par
U.S. TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill
0.17%, 05/05/11‡‡
(Cost $284,833)	$285,000	284,868

TOTAL INVESTMENTS — 100.0% (Cost $178,853,094)		157,234,652
Other Assets in Excess of Liabilities — 0.0%		75,419

NET ASSETS — 100.0%		$157,310,071

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Domestic Equity Funds	68.4
International Equity Fund	29.7
Futures Contracts	1.9
Money Market Fund	1.7
U.S. Treasury Obligation	0.2

101.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Futures Contracts	$—	$61,344
Mutual Funds	156,949,784	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligation	284,868	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$157,234,652	$61,344

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

59	See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Assets
Investments in securities of affiliated issuers, at value	$71,822,240	$343,909,378	$231,897,293	$156,949,784
Investments in securities of unaffiliated issuers, at value	—	3,669,939	1,418,488	284,868

Total investments (1)	71,822,240	347,579,317	233,315,781	157,234,652
Receivables:
Dividends	162	441	481	403
Interest	—	19,028	6,468	—
Fund shares sold	101,586	2,127	300,158	87,254
Prepaid expenses and other assets	10,504	10,503	10,503	10,503

Total Assets	71,934,492	347,611,416	233,633,391	157,332,812

Liabilities
Payables:
Investment securities purchased	—	35,630	40,720	—
Fund shares redeemed	—	40,355	—	—
Variation margin	—	3,750	3,825	3,377
Accrued expenses:
Investment advisory fees	1,371	29,701	19,864	9,648
Other expenses	7,605	12,951	11,865	9,716

Total Liabilities	8,976	122,387	76,274	22,741

Net Assets	$71,925,516	$347,489,029	$233,557,117	$157,310,071

Net Assets Consist of:
Paid-in-capital	$76,200,875	$385,086,514	$262,771,245	$188,419,871
Undistributed net investment income	724,828	5,589,325	1,563,564	2,389,297
Accumulated net realized loss on investments and futures transactions	(7,165,518)	(31,385,025)	(11,759,073)	(11,941,999)
Net unrealized appreciation (depreciation) on investments and futures	2,165,331	(11,801,785)	(19,018,619)	(21,557,098)

Net Assets	$71,925,516	$347,489,029	$233,557,117	$157,310,071

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$71,925,516	$347,489,029	$233,557,117	$157,310,071

GS2 shares outstanding	7,634,307	36,040,260	23,164,973	15,070,102

Net asset value, offering and redemption price per GS2 share	$9.42	$9.64	$10.08	$10.44

(1) Investments in securities of affiliated issuers, at cost	$69,656,909	$355,780,750	$250,970,486	$178,568,261
Investments in securities of unaffiliated issuers, at cost	—	3,658,340	1,414,602	284,833

Total investments at cost	$69,656,909	$359,439,090	$252,385,088	$178,853,094

60	See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2010

	Conservative Allocation Fund I	Balanced Allocation Fund I	Growth Allocation Fund I	Aggressive Allocation Fund I
Investment Income
Income dividends received from affiliated funds	$1,806,951	$12,286,994	$5,880,656	$2,609,443
Interest	—	58,321	21,497	162

Total Investment Income	1,806,951	12,345,315	5,902,153	2,609,605

Expenses
Investment advisory fees	68,151	338,043	218,632	146,228
Transfer agent fees:
GS2 Shares	3,882	3,978	3,917	3,918
Custodian fees	4,212	16,504	14,054	9,970
Accounting and administration fees	6,998	21,362	14,695	10,662
Professional fees	42,351	42,351	42,351	42,351
Blue sky fees:
GS2 Shares	267	267	267	267
Shareholder reporting fees	291	394	260	204
Trustee expenses	663	3,316	2,159	1,449
Line of credit facility fees	787	3,892	2,484	1,659
Other expenses	9,388	9,888	9,388	9,388

Total Expenses	136,990	439,995	308,207	226,096
Expenses waived/reimbursed net of amount recaptured(1)	(33,009)	—	1,095	(7,100)

Net expenses	103,981	439,995	309,302	218,996

Net Investment Income	1,702,970	11,905,320	5,592,851	2,390,609

Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	697,289	5,220,716	1,692,131	154
Net realized loss on investment securities of affiliated issuers	(1,373,644)	(9,468,867)	(4,244,725)	(4,191,770)
Net realized gain on investment securities of unaffiliated issuers	—	98,961	53,424	—
Net realized gain on futures transactions	—	600,895	392,068	348,562

Net realized loss	(676,355)	(3,548,295)	(2,107,102)	(3,843,054)

Change in unrealized appreciation on investment securities of affiliated issuers	3,826,228	30,002,988	24,880,797	22,235,454
Change in unrealized appreciation on investment securities of unaffiliated issuers	—	11,478	3,838	24
Change in unrealized appreciation on futures	—	8,206	10,147	20,055

Net change in unrealized appreciation	3,826,228	30,022,672	24,894,782	22,255,533

Net Realized and Unrealized Gain	3,149,873	26,474,377	22,787,680	18,412,479

Net Increase in Net Assets Resulting from Operations	$4,852,843	$38,379,697	$28,380,531	$20,803,088

(1) See Note 3a and 3c in Notes to Financial Statements.

See Notes to Financial Statements.	61

STATEMENTS OF CHANGES IN NET ASSETS

	Conservative Allocation Fund I		Balanced Allocation Fund I
	For the Year Ended		For the Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income	$1,702,970	$2,122,877	$11,905,320	$12,511,014
Net realized loss on investment securities and futures transactions	(676,355)	(3,478,084)	(3,548,295)	(9,521,918)
Net change in unrealized appreciation (depreciation) on investment securities and futures	3,826,228	10,426,841	30,022,672	61,035,909

Net increase in net assets resulting from operations	4,852,843	9,071,634	38,379,697	64,025,005

Dividends to Shareholders:
Dividends from net investment income(1)	(2,200,764)	(2,128,240)	(15,332,084)	(15,067,834)

Total dividends	(2,200,764)	(2,128,240)	(15,332,084)	(15,067,834)

Capital Share Transactions:
Proceeds from GS2 shares sold	11,578,089	8,391,907	20,143,207	22,306,268
Reinvestment of dividends and distributions into GS2 shares	2,196,344	2,122,742	15,298,336	15,033,265
Value of GS2 shares redeemed	(8,731,188)	(7,544,466)	(37,676,116)	(19,743,274)

Net increase (decrease) from capital share transactions(2)	5,043,245	2,970,183	(2,234,573)	17,596,259

Total increase in net assets	7,695,324	9,913,577	20,813,040	66,553,430

Net Assets:
Beginning of Year	64,230,192	54,316,615	326,675,989	260,122,559

End of Year*	$71,925,516	$64,230,192	$347,489,029	$326,675,989

* Including undistributed net investment income	$724,828	$705,488	$5,589,325	$5,272,196

(1)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
(2)	See Note 7 in Notes to Financial Statements.

62	See Notes to Financial Statements.

Growth Allocation Fund I		Aggressive Allocation Fund I
For the Year Ended		For the Year Ended
12/31/10	12/31/09	12/31/10	12/31/09

$5,592,851	$5,769,241	$2,390,609	$2,510,787
(2,107,102)	(3,897,122)	(3,843,054)	(3,226,596)
24,894,782	43,329,239	22,255,533	34,619,327

28,380,531	45,201,358	20,803,088	33,903,518

(6,706,135)	(6,560,814)	(2,510,802)	(3,254,796)

(6,706,135)	(6,560,814)	(2,510,802)	(3,254,796)

12,756,146	15,197,050	8,533,321	13,301,477
6,685,451	6,539,648	2,509,149	3,251,584
(16,618,041)	(13,133,053)	(15,288,566)	(13,493,549)

2,823,556	8,603,645	(4,246,096)	3,059,512

24,497,952	47,244,189	14,046,190	33,708,234

209,059,165	161,814,976	143,263,881	109,555,647

$233,557,117	$209,059,165	$157,310,071	$143,263,881

$1,563,564	$1,464,983	$2,389,297	$2,509,336

See Notes to Financial Statements.	63

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(3)	Expenses, Gross(3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
Conservative Allocation Fund I
GS2 Class
2010	$9.06	$0.23	#	$0.10		$0.33	$(0.30)	$—	$9.42	7.25%	$71,926	0.15%	0.20%	2.50%	12%
2009	8.00	0.32	#	—	†	1.05	(0.31)	—	9.06	17.13	64,230	0.15	0.23	3.70	35
2008	9.86	0.49		0.03		(1.81)	(0.39)	(0.18)	8.00	(12.98)	54,317	0.15	0.22	5.21	25
2007	10.05	0.50		0.23		(0.07)	(0.54)	(0.31)	9.86	6.55	67,231	0.16	0.22	4.77	25
2006	10.15	0.46		0.19		(0.02)	(0.49)	(0.24)	10.05	6.21	57,188	0.17	0.30	4.53	16
Balanced Allocation Fund I
GS2 Class
2010	$9.00	$0.33	#	$0.15		$0.60	$(0.44)	$—	$9.64	12.04%	$347,489	0.13%	0.13%	3.56%	19%
2009	7.53	0.37	#	0.08		1.46	(0.44)	—	9.00	25.28	326,676	0.14	0.14	4.46	20
2008	11.07	0.51	#	0.17		(3.38)	(0.42)	(0.42)	7.53	(24.26)	260,123	0.14	0.14	5.16	23
2007	11.35	0.55	#	0.66		(0.38)	(0.62)	(0.49)	11.07	7.32	353,793	0.16	0.14	4.62	12
2006	11.32	0.46	#	0.45		0.09	(0.50)	(0.47)	11.35	8.85	262,451	0.17	0.18	3.93	13
Growth Allocation Fund I
GS2 Class
2010	$9.13	$0.24	#	$0.07		$0.94	$(0.30)	$—	$10.08	13.68%	$233,557	0.14%	0.14%	2.60%	13%
2009	7.35	0.26	#	0.04		1.78	(0.30)	—	9.13	28.22	209,059	0.15	0.15	3.28	13
2008	12.53	0.39	#	0.16		(4.69)	(0.34)	(0.70)	7.35	(32.82)	161,815	0.15	0.14	3.65	18
2007	12.96	0.41		0.92		(0.37)	(0.58)	(0.81)	12.53	7.40	251,579	0.16	0.15	3.20	9
2006	12.62	0.34		0.73		0.35	(0.44)	(0.64)	12.96	11.21	187,536	0.17	0.20	2.73	9
Aggressive Allocation Fund I
GS2 Class
2010	$9.21	$0.16	#	$—	†	$1.24	$(0.17)	$—	$10.44	15.23%	$157,310	0.15%	0.16%	1.67%	5%
2009	7.20	0.16	#	—	†	2.06	(0.21)	—	9.21	30.87	143,264	0.15	0.17	2.10	5
2008	14.07	0.24	#	0.14		(6.15)	—	(1.10)	7.20	(40.87)	109,556	0.15	0.16	2.08	10
2007	14.56	0.27		1.37		(0.56)	(0.52)	(1.05)	14.07	7.38	198,847	0.16	0.15	1.81	7
2006	14.01	0.21		1.09		0.57	(0.36)	(0.96)	14.56	13.33	142,218	0.17	0.21	1.47	8

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.

64	See Notes to Financial Statements.

Money Market Fund

During 2010, short-term rates remained at historically low levels as the Federal Reserve was persistent in maintaining its near zero percent interest rate policy to keep borrowing costs low in a concerted effort to stimulate economic growth. Given the environment of historically low interest rates and a limited investment universe per Rule 2a-7 under the Investment Company Act of 1940, as amended, it is not surprising that money market funds (which are lenders to borrowers at short-term interest rates) experienced a year of historically low returns. At year-end, 90-day U.S. Treasury-bills were yielding a modest 0.12%, compared to 0.05% one year ago.

It should be noted that the U.S. Securities and Exchange Commission approved amendments to Rule 2a-7 during 2010 for the purpose of strengthening the money market industry. After severe problems in the money market industry surfaced (including certain funds breaking the $1.00 Net Asset Value) during and after the financial crisis of 2008, the SEC found it necessary to institute changes to reform money market funds, making them more resilient to credit, liquidity and short-term volatility risks. In summary, the primary reforms were focused on improving quality and liquidity, reducing the allowable portfolio maturity and enhancing disclosure reporting on behalf of investors. GuideStone Capital Management, as the advisor to the Fund, was well prepared for the money market reform and ensured all aspects of the amendment were implemented successfully on a timely basis.

The Money Market Fund is actively managed and invests in a broad range of high quality, short-term money market instruments denominated exclusively in U.S. dollars. The Fund seeks to maintain, but does not guarantee, a stable per share price of $1.00, while paying monthly dividends based on the daily account value. The Fund returned 0.02% for the one-year period ended December 31, 2010, as compared to a 0.13% return for the Citigroup 3-Month Treasury Bill Index (benchmark index). The Fund’s underperformance was primarily due to Fund expenses as the low-rate environment provided little opportunity to generate returns sufficient to cover expenses and outpace the benchmark index. Despite the difficult interest rate environment, the management of the Fund remained true to its primary objectives of preservation of capital and liquidity versus sacrificing quality in an effort to “stretch for incremental yield”. Throughout the year, the Fund remained well diversified among many sectors including floating rate notes, certificates of deposits, time deposits, commercial paper, U.S. Treasuries and agency obligations.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

Please see page 71 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Money Market Fund

Average Annual Total Returns as of 12/31/10

	GS2 Class*	GS4 Class*	Benchmark**
One Year	0.18%	0.02%	0.13%
Five Year	2.73%	2.54%	2.30%
Since Inception	2.28%	2.13%	2.09%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.23%	0.43%

Yield as of 12/31/10(2)

	GS2 Class*	GS4 Class*
7-Day Annualized Yield (Net)	0.19%	0.01%
7-Day Annualized Yield (Gross)	0.33%	0.33%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)

Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without fee waivers in effect.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Citigroup 3-Month Treasury Bill Index.

*	These performance figures reflect expense waivers by the Fund’s investment adviser. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month U.S. Treasury bills, consisting of an average of the last 3-month U.S. Treasury bill issues.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Par	Value
AGENCY OBLIGATIONS — 11.8%
Federal Home Loan Bank
0.21%, 06/15/11	$14,825,000	$14,810,527
0.18%, 09/15/11†	10,000,000	9,995,735
Federal Home Loan Mortgage Corporation
0.20%, 04/25/11	20,000,000	19,987,333
0.17%, 05/05/11†	17,000,000	16,998,257
0.22%, 02/16/12†	6,000,000	5,997,277
0.24%, 04/03/12†	10,000,000	9,994,909
Federal National Mortgage Association
0.17%, 05/13/11†	15,000,000	15,001,031
0.20%, 06/08/11	20,000,000	19,982,444
0.21%, 06/08/11	10,000,000	9,990,783
0.17%, 08/11/11†	12,697,000	12,695,550
0.25%, 07/26/12†	11,000,000	10,996,557
0.29%, 12/20/12†	7,000,000	6,997,209

Total Agency Obligations (Cost $153,447,612)		153,447,612

CERTIFICATES OF DEPOSIT — 22.9%
Bank of Montreal CHI
0.31%, 08/29/11†	6,000,000	6,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.30%, 03/14/11	20,000,000	20,000,000
0.38%, 04/11/11	10,000,000	10,000,000
Barclays Bank PLC NY
0.42%, 02/18/11	10,000,000	10,000,000
Canadian Imperial Bank of Commerce NY
0.42%, 01/31/11†	10,000,000	10,000,000
Commonwealth Bank of Australia
0.49%, 01/14/11	27,000,000	27,001,989
Credit Agricole CIB NY
0.32%, 02/14/11	15,000,000	15,000,000
Credit Industriel Et Commercial NY
0.54%, 03/04/11	20,000,000	20,000,000
Dexia Credit Local NY
1.69%, 04/18/11†	14,000,000	14,000,000
Fortis Bank SA NV NY
0.33%, 02/15/11	15,000,000	14,999,907
National Australia Bank NY
0.34%, 11/09/11†	10,000,000	10,000,000
Rabobank Nederland NV NY
0.27%, 01/10/11†	6,000,000	6,000,000
0.26%, 01/13/11†	12,000,000	12,000,000
0.57%, 01/18/11	7,000,000	7,000,000
0.35%, 09/15/11†	12,000,000	12,000,000
Royal Bank of Canada NY
0.37%, 10/14/11	10,000,000	10,000,000
Royal Bank of Scotland PLC CT
0.67%, 02/09/11†	10,000,000	10,000,000
0.49%, 04/19/11†	25,000,000	25,000,000
Societe Generale NY
0.41%, 04/21/11†	10,000,000	10,000,000
State Street Bank & Trust Co.
0.25%, 01/12/11	10,000,000	10,000,000
Toronto Dominion Bank NY
0.26%, 02/04/11†	3,500,000	3,500,000
0.28%, 03/18/11	20,000,000	20,000,000
Westpac Banking Corporation NY
0.34%, 11/04/11†	15,000,000	15,000,000

Total Certificates of Deposit (Cost $297,501,896)		297,501,896

COMMERCIAL PAPER — 35.3%
Antalis US Funding Corporation
0.33%, 01/10/11	11,000,000	10,999,093
Atlantis One Funding Corporation
0.30%, 04/01/11	10,000,000	9,992,500
Bank of Nova Scotia
0.24%, 02/07/11	10,100,000	10,097,509
BNP Paribas Finance, Inc.
0.49%, 02/11/11	15,000,000	14,991,629
0.42%, 03/01/11	15,000,000	14,989,675
BNZ International Funding, Ltd.
0.35%, 02/04/11	9,000,000	9,000,085
BPCE SA
0.35%, 03/10/11	36,000,000	35,976,200
0.42%, 03/10/11	15,000,000	14,988,100
Cancara Asset Securitisation LLC
0.30%, 02/14/11	10,000,000	9,996,333
0.46%, 04/26/11	15,000,000	14,977,958
Clipper Receivables Co., LLC
0.52%, 01/18/11	15,000,000	14,996,317
0.44%, 02/15/11	12,000,000	11,993,400
Commonwealth Bank of Australia
0.31%, 10/06/11	15,000,000	14,998,690
CRC Funding LLC
0.35%, 02/03/11	10,000,000	9,996,792
Credit Agricole CIB NY
0.40%, 02/08/11	10,000,000	9,995,778
Credit Agricole North America, Inc.
0.41%, 04/08/11	12,000,000	11,986,743
Fairway Finance Co., LLC
0.31%, 05/04/11	20,000,000	20,000,000
ING Funding LLC
0.43%, 04/05/11	10,000,000	9,988,772
KBC Bank NV NY
1.72%, 07/01/11†	6,690,000	6,690,000
Manhattan Asset Funding Co. LLC
0.28%, 01/18/11	15,000,000	14,998,017
Metlife Short Term Fund
0.29%, 01/12/11	5,000,000	4,999,557
Nieuw Amsterdam Receivables Corporation
0.37%, 01/07/11	10,000,000	9,999,383
0.30%, 01/21/11	10,000,000	9,998,333
0.30%, 01/28/11	506,000	505,886
NRW.Bank
0.40%, 02/03/11	10,000,000	9,996,379
Old Line Funding LLC
0.58%, 01/20/11	12,000,000	11,996,327
Romulus Funding Corporation
0.43%, 01/10/11	12,000,000	11,998,710
0.43%, 01/12/11	16,000,000	15,997,898

See Notes to Financial Statements.	67

MONEY MARKET FUND SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Royal Park Investments Funding Corporation
0.32%, 01/07/11	$10,000,000	$9,999,475
Scaldis Capital LLC
0.32%, 01/14/11	3,554,000	3,553,589
Societe Generale North America, Inc.
0.11%, 01/03/11	32,243,000	32,242,803
Solitaire Funding LLC
0.30%, 01/14/11	9,000,000	8,999,025
0.28%, 01/24/11	1,743,000	1,742,688
Starbird Funding Corporation
0.25%, 01/13/11	15,000,000	14,998,750
State Street Corporation
0.31%, 02/22/11	15,000,000	14,993,283
Thunder Bay Funding LLC
0.28%, 03/03/11	15,000,000	14,992,882
Windmill Funding Corporation
0.40%, 03/01/11	10,000,000	9,993,445

Total Commercial Paper (Cost $458,662,004)		458,662,004

MUNICIPAL BONDS — 18.8%
California Housing Finance Agency, Multi-Family III, Series E Revenue Bond (LOC-Fannie Mae, Freddie Mac)
0.30%, 01/05/11†	11,000,000	11,000,000
California Housing Finance Agency, Series D Revenue Bond
0.33%, 01/05/11†	15,000,000	15,000,000
California Pollution Control Financing Authority, Series E Pollution Control Revenue Bonds (LOC-Bank One N.A.)
0.26%, 01/03/11†	5,800,000	5,800,000
California Statewide Communities Development Authority, Kimberly Woods Apartments, Series B Revenue Bond
0.32%, 01/05/11†	17,100,000	17,100,000
City of Chicago Wastewater Transmission, Series C-1 Revenue Bond
0.28%, 01/03/11†	4,000,000	4,000,000
City of Houston, Series 2008D-1 Revenue Bond
0.33%, 01/06/11†	5,000,000	5,000,000
City of Philadelphia, Series 2009B General Obligation Bond (LOC-Wachovia Bank N.A.)
0.31%, 01/06/11†	10,000,000	10,000,000
Connecticut State Health & Educational Facilities Authority, Series K2 Yale-New Haven Hospital Revenue Bond (LOC-JPMorgan Chase Bank)
0.30%, 01/05/11†	12,805,000	12,805,000
Cook County, Series 2002A General Obligation Bond
0.27%, 01/05/11†	$26,700,000	$26,700,000
Los Angeles Community Redevelopment Agency, Hollywood & Vine Apartments, Series A Revenue Bonds
0.31%, 01/06/11†	10,000,000	10,000,000
New York City Housing Development Corporation, Series A Multi-Family Housing (155 West 21st Street) Revenue Bond
0.30%, 01/05/11†	3,100,000	3,100,000
New York City Housing Development Corporation, Series A Multi-Family Housing (90 West Street) Revenue Bond
0.30%, 01/05/11†	6,000,000	6,000,000
New York City Housing Development Corporation, Series A Multi-Family Housing Revenue Bond
0.30%, 01/05/11†	3,000,000	3,000,000
New York City Housing Development Corporation, Series J-2-B Multi-Family Housing Revenue Bond
0.34%, 01/05/11†	10,100,000	10,100,000
New York City Industrial Development Agency, New York Law School Project, Series A Revenue Bond (LOC-JPMorgan Chase Bank)
0.30%, 01/06/11†	8,000,000	8,000,000
New York City Municipal Water Finance Authority, Series B-1 Water and Sewer System Revenue Bond
0.32%, 01/06/11†	6,800,000	6,800,000
New York Housing Finance Agency, Biltmore Tower Housing Project, Series A Revenue Bond
0.30%, 01/05/11†	4,000,000	4,000,000
New York Mortgage Agency, Series 125 Homeowner Mortgage Revenue Bond
0.41%, 01/05/11†	6,600,000	6,600,000
New York State Housing Finance Agency, Series 2001-A The Victory Housing Revenue Bond
0.30%, 01/05/11†	2,700,000	2,700,000
New York State Housing Finance Agency, Series A 10 Barclay Street Housing Revenue Bond
0.30%, 01/05/11†	10,000,000	10,000,000
Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University, Series B Revenue Bond
0.31%, 01/06/11†	5,000,000	5,000,000

68	See Notes to Financial Statements.

	Par	Value
Sacramento Housing Authority, Multifamily Housing The Lofts at Natomas Apartments Revenue Bond Series F
0.32%, 01/06/11†	$10,190,000	$10,190,000
South Carolina Transportation Infrastructure Bank Revenue Bond (LOC- WellsFargo Bank) 0.32%,
01/05/11†	19,700,000	19,700,000
State of Texas, Veterans’ Housing Assistance Program, Series A-2 General Obligation Bond
0.25%, 01/05/11†	7,700,000	7,700,000
Triborough Bridge & Tunnel Authority Series 2003B Revenue Bond
0.33%, 01/05/11†	8,700,000	8,700,000
Wisconsin Housing & Economic Development Authority, Series B Home Ownership Revenue Bond 0.33%,
01/05/11†	9,300,000	9,300,000
Wisconsin Housing & Economic Development Authority, Series D Home Ownership Revenue Bond 0.34%,
01/05/11†	5,350,000	5,350,000

Total Municipal Bonds (Cost $243,645,000)		243,645,000

U.S. TREASURY OBLIGATIONS — 9.3%
U.S. Treasury Bills
0.20%, 01/27/11ΩΔ	12,000,000	11,998,288
0.18%, 02/17/11Ω	20,000,000	19,995,300
0.19%, 05/26/11Ω	6,000,000	5,995,409

		37,988,997

U.S. Treasury Notes
0.88%, 01/31/11	10,000,000	10,005,118
0.88%, 03/31/11Δ	55,000,000	55,088,513
0.88%, 05/31/11	13,000,000	13,035,410
1.13%, 06/30/11	5,000,000	5,022,716

		83,151,757

Total U.S. Treasury Obligations (Cost $121,140,754)		121,140,754

VARIABLE RATE OBLIGATION — 0.9%
Rabobank Nederland 1.79%, 01/07/11 144A† (Cost $11,800,000)	11,800,000	11,800,000

	Shares
MONEY MARKET FUND — 0.8%
Northern Institutional Liquid Assets Portfolio§ (Cost $10,967,813)	10,967,813	10,967,813

TOTAL INVESTMENTS — 99.8% (Cost $1,297,165,079)		1,297,165,079
Other Assets in Excess of Liabilities — 0.2%		2,286,442

NET ASSETS — 100.0%		$1,299,451,520

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Commercial Paper	35.3
Certificates of Deposit	22.9
Municipal Bonds	18.8
Agency Obligations	11.8
U.S. Treasury Obligations	9.3
Variable Rate Obligation	0.9
Money Market Fund	0.8

99.8

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Money Market Fund	$10,967,813	$—
Level 2 — Other Significant Observable Inputs
Agency Obligations	153,447,612	—
Certificates of Deposit	297,501,896	—
Commercial Paper	458,662,004	—
Municipal Bonds	243,645,000	—
U.S. Treasury Obligations	121,140,754	—
Variable Rate Obligation	11,800,000	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,297,165,079	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	69

Low-Duration Bond Fund

During the first nine months of the year, the environment for bonds was positive as interest rates declined amidst concerns of economic uncertainty while investor demand for fixed income securities remained strong. This backdrop provided a nice rally in bond prices. However, the fourth quarter was characterized by a positive change in sentiment related to the domestic economy, partially due to the announcement of further quantitative easing measures by the Federal Reserve as well as indications that the economy was gaining traction. The brightened economic picture fueled a rise in interest rates which proved to be a headwind for bonds during the year’s final quarter. The broad U.S. investment grade bond market, as measured by the Barclays Capital U.S Aggregate Bond Index, posted an annual return of 6.54%. All major bond sectors produced positive returns, led by investment grade corporate bonds and commercial mortgage-backed securities. In general, investor appetite for bonds that traded at a risk premium (yield spread above U.S. Treasuries) was strong, causing yield spreads to narrow which boosted returns. U.S. Treasuries lagged the overall broad index, posting an annual return of 5.87%. Shorter-term U.S. Treasuries, as measured by the Merrill Lynch 1-3 Year Treasury Index, generated a one-year return of 2.35%.

The Low-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration normally between one to three years. The Fund outpaced its all-U.S. Treasury benchmark index, the Merrill Lynch 1-3 Year Treasury Index, for the one-year period ended December 31, 2010 (4.20% versus 2.35%). In an effort to outperform the all-U.S. Treasury benchmark index during the low-interest rate environment, the Fund tactically utilized bond sectors that traded at a yield premium relative to their U.S. Treasury counterparts. During the year, the Fund maintained diversified exposure to multiple spread sectors (outside the U.S. Treasury sector) including, but not limited to, corporate bonds, mortgaged-backed securities, Yankee bonds and non-U.S. bonds.

Certain securities within these sectors remained attractively valued and greatly benefited from improving fundamentals and strong investor demand which caused yield spreads to tighten and bond prices to increase. Also, the additional incremental yield of these securities provided a “cushion” against rising interest rates during the fourth quarter. U.S. Government futures contracts were used for portfolio construction purposes, including duration management and the replication of government bond positions. Government futures contracts were also used to take advantage of perceived mispricings between government bond futures and physical securities.

Along with government futures contracts, interest rate swaps were also used to manage interest rate exposures. Additionally, interest rate options were written and purchased to generate income and take advantage of perceived interest rate scenarios. Credit default swaps (“CDS”) were used to manage credit risk within the Fund. Written CDS positions (selling protection) increased credit exposure while purchased CDS positions (buying protection) decreased credit exposure. Forward currency contracts were utilized to hedge foreign currency risk while money market derivatives, such as Eurodollar futures, were utilized to manage exposure on the front-end of the yield curve. These strategies, when aggregated, provided the sources for the excess return relative to the benchmark index. During the year, the Fund remained true to its overall objective of seeking current income consistent with conservation of capital.

This fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 85 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

70

Low-Duration Bond Fund

Average Annual Total Returns as of 12/31/10
	GS2 Class*	GS4 Class*	Benchmark**
One Year	4.35%	4.20%	2.35%
Five Year	4.70%	4.53%	4.17%
Since Inception	3.91%	3.79%	3.60%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.43%	0.63%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Merrill Lynch 1-3 Year Treasury Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

71

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Par	Value
AGENCY OBLIGATIONS — 1.3%
Federal Farm Credit Bank
1.38%, 06/25/13	$2,150,000	$2,179,337
Federal Home Loan Bank
5.38%, 06/13/14	895,000	1,015,615
Federal National Mortgage Association
6.25%, 02/01/11	2,355,000	2,365,027
0.88%, 01/12/12Δ	1,500,000	1,506,892
5.25%, 08/01/12	1,580,000	1,688,559
Small Business Administration
6.95%, 11/01/16	368,363	395,327

Total Agency Obligations (Cost $8,908,160)		9,150,757

ASSET-BACKED SECURITIES — 6.5%
Accredited Mortgage Loan Trust
0.31%, 02/25/37†	43,959	43,914
Ally Auto Receivables Trust
1.32%, 03/15/12 144A	254,147	254,463
Americredit Automobile Receivables Trust
4.27%, 08/06/12†	184,457	185,003
Asset-Backed Securities Corporation Home Equity
0.54%, 09/25/34†	100,868	91,723
Bank of America Auto Trust
2.67%, 07/15/13 144A	1,115,007	1,126,914
Bear Stearns Asset-Backed Securities Trust
0.31%, 11/25/36†	161,353	157,906
1.26%, 10/25/37†	1,085,096	716,758
0.45%, 01/25/47†	1,077,100	1,012,724
BNC Mortgage Loan Trust
0.38%, 11/25/36†	1,030,000	969,410
0.32%, 03/25/37†	956,962	907,304
Capital One Auto Finance Trust
0.29%, 05/15/13†	750,341	746,178
Capital One Multi-Asset Execution Trust
0.39%, 08/15/14†	2,000,000	1,996,314
Cars Alliance Funding PLC
1.08%, 10/08/23(E)†	500,000	660,745
Chase Issuance Trust
0.28%, 03/15/13†	1,100,000	1,099,901
Chester Asset Receivables Dealings
0.83%, 05/15/13(U)†	850,000	1,322,856
Citibank Omni Master Trust
2.36%, 05/16/16 144A†	2,875,000	2,910,630
Conseco Financial Corporation
6.04%, 11/01/29	18,088	18,201
CSAB Mortgage Backed Trust
5.72%, 09/25/36 STEP	835,958	598,745
Daimler Chrysler Auto Trust
5.28%, 03/08/13	2,348,761	2,406,030
FHLMC Structured Pass-Through Securities
0.52%, 08/25/31†	881,683	856,545
Ford Credit Auto Owner Trust
1.21%, 01/15/12	76,288	76,301
0.30%, 02/15/12†	510,275	510,096
7.12%, 02/15/13 144A	925,000	935,163
2.17%, 10/15/13	2,525,000	2,553,560
2.98%, 08/15/14	1,255,000	1,300,262
Ford Credit Floorplan Master Owner Trust
0.51%, 06/15/13†	1,870,000	1,864,584
Globaldrive BV
4.00%, 10/20/16(E)	1,453,415	1,959,324
GSAA Trust
0.58%, 12/25/34†	363,653	319,603
Hyundai Auto Receivables Trust
1.11%, 02/15/12	159,250	159,354
Hyundai Capital Auto Funding, Ltd.
1.26%, 09/20/16 144A†	1,460,000	1,441,166
IFC SBA Loan-Backed Adjustable Rate Certificate
0.00%, 01/15/24 144AΩ†	176,783	131,292
MBNA Credit Card Master Note Trust
0.92%, 02/20/14(E)†	715,000	941,912
Morgan Stanley ABS Capital I
0.31%, 11/25/36†	45,199	45,133
Nissan Auto Lease Trust
1.22%, 09/15/11	133,910	133,959
Ocwen Advance Receivables Backed Notes
3.59%, 09/15/23 144A	930,000	931,162
PG&E Energy Recovery Funding LLC
4.37%, 06/25/14	274,289	282,627
Residential Asset Mortgage Products, Inc.
0.38%, 12/25/36†	695,095	666,470
Santander Drive Auto Receivables Trust
1.37%, 08/15/13 144A	1,930,000	1,937,249
SLC Student Loan Trust
0.41%, 01/15/19†	890,000	855,996
SLM Student Loan Trust
0.29%, 07/25/17†	1,208,753	1,198,994
1.91%, 12/15/17 144A†	1,088,878	1,089,148
1.59%, 01/25/18†	3,975,000	4,085,365
Soundview Home Equity Loan Trust
1.11%, 08/25/31†	776,486	772,011
0.32%, 08/25/37†	100,695	100,360
Structured Asset Investment Loan Trust
0.31%, 07/25/36†	17,454	17,396
Structured Asset Securities Corporation
1.75%, 04/25/35†	1,021,390	770,378
0.31%, 10/25/36†	68,017	67,716
Structured Asset Receivables Trust
0.79%, 04/21/11 144A†	520,549	494,521
TXU Electric Delivery Transition Bond Co. LLC
4.81%, 11/17/14	1,406,920	1,467,711
Wells Fargo Home Equity Trust
0.35%, 04/25/37†	638,310	621,779

Total Asset-Backed Securities (Cost $46,543,180)		45,812,856

72	See Notes to Financial Statements.

	Par	Value
CORPORATE BONDS — 18.6%
3M Co.
4.50%, 11/01/11Δ	$590,000	$611,031
Abbott Laboratories
5.60%, 05/15/11	750,000	764,838
AEP Texas Central Transition Funding LLC
4.98%, 07/01/13	2,406,747	2,518,246
Aflac, Inc.
3.45%, 08/15/15Δ	250,000	254,253
Agilent Technologies, Inc.
4.45%, 09/14/12	610,000	637,477
2.50%, 07/15/13	810,000	819,996
5.50%, 09/14/15	310,000	337,069
Airgas, Inc.
2.85%, 10/01/13	1,440,000	1,452,233
Allstate Corporation
6.20%, 05/16/14	300,000	339,533
American Express Bank FSB
5.50%, 04/16/13	1,015,000	1,094,550
American Express Credit Corporation
0.42%, 06/16/11†	100,000	99,993
American Honda Finance Corporation
2.65%, 06/29/11 144A†	600,000	606,575
2.38%, 03/18/13 144A	300,000	305,206
American International Group, Inc.
1.17%, 07/19/13(E)†	400,000	500,743
3.65%, 01/15/14Δ	1,610,000	1,639,829
8.25%, 08/15/18 144A	1,350,000	1,559,790
AvalonBay Communities, Inc.
6.13%, 11/01/12Δ	317,000	342,198
BAE Systems Holdings, Inc.
6.40%, 12/15/11 144A	1,420,000	1,494,604
Bank of America Corporation
5.38%, 09/11/12Δ	2,800,000	2,942,013
4.90%, 05/01/13	400,000	417,272
5.88%, 01/05/21	1,200,000	1,243,874
Bank of New York Mellon Corporation
4.30%, 05/15/14Δ	790,000	843,587
BB&T Corporation
3.38%, 09/25/13Δ	400,000	419,172
Bear Stearns Cos. LLC
6.95%, 08/10/12	1,165,000	1,271,497
Berkshire Hathaway Finance Corporation
4.00%, 04/15/12	500,000	520,157
Berkshire Hathaway, Inc.
0.72%, 02/11/13†	1,340,000	1,347,487
Bottling Group LLC
6.95%, 03/15/14Δ	770,000	892,937
Broadcom Corporation
1.50%, 11/01/13 144AΔ	520,000	516,812
Burlington Northern Santa Fe Corporation
6.75%, 07/15/11	600,000	620,393
7.00%, 02/01/14	365,000	417,409
Capital One Financial Corporation
6.25%, 11/15/13	1,210,000	1,328,931
CareFusion Corporation
4.13%, 08/01/12	1,720,000	1,792,704
Caterpillar Financial Services Corporation
5.75%, 02/15/12	575,000	607,048
2.00%, 04/05/13Δ	540,000	549,642
Celgene Corporation
3.95%, 10/15/20	365,000	347,711
Cellco Partnership/Verizon Wireless Capital LLC
3.75%, 05/20/11	600,000	607,412
5.25%, 02/01/12	2,585,000	2,706,327
5.55%, 02/01/14	400,000	441,396
CenterPoint Energy Transition Bond Co., LLC
4.97%, 08/01/14	1,617,608	1,662,950
CenterPoint Energy, Inc.
6.85%, 06/01/15	710,000	812,345
Cisco Systems, Inc.
5.25%, 02/22/11	750,000	754,724
Citigroup Funding, Inc.
1.38%, 05/05/11	610,000	612,406
Citigroup, Inc.
5.30%, 10/17/12	275,000	291,361
2.29%, 08/13/13†	700,000	712,373
6.00%, 12/13/13	300,000	328,043
Coca-Cola Enterprises, Inc.
1.13%, 11/12/13Δ	780,000	772,939
Comcast Cable Communications LLC
6.75%, 01/30/11Δ	2,060,000	2,068,514
ConocoPhillips
4.75%, 10/15/12	1,000,000	1,071,346
4.75%, 02/01/14	400,000	434,817
Consumers Energy Co.
5.38%, 04/15/13	475,000	513,049
Corn Products International, Inc.
3.20%, 11/01/15Δ	200,000	200,831
COX Communications, Inc.
7.13%, 10/01/12	420,000	460,814
Crown Castle Towers LLC
4.52%, 01/15/15 144A	1,300,000	1,352,083
CSX Corporation
5.75%, 03/15/13	1,225,000	1,336,355
CVS Caremark Corporation
5.75%, 08/15/11	975,000	1,005,390
Daimler Finance NA LLC
7.30%, 01/15/12	350,000	371,962
DIRECTV Holdings LLC
4.75%, 10/01/14	680,000	725,337
Dow Chemical Co.
4.85%, 08/15/12	1,500,000	1,581,885
Dr Pepper Snapple Group, Inc.
1.70%, 12/21/11	620,000	625,684
Duke Energy Carolinas LLC
6.25%, 01/15/12	1,300,000	1,372,745
eBay, Inc.
0.88%, 10/15/13	330,000	326,926
Eli Lilly & Co.
3.55%, 03/06/12	200,000	206,408
Enterprise Products Operating LLC
7.50%, 02/01/11Δ	600,000	602,661
4.60%, 08/01/12	675,000	708,708
6.13%, 02/01/13	1,005,000	1,083,258
6.38%, 02/01/13	750,000	818,072

See Notes to Financial Statements.	73

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
EOG Resources, Inc.
1.03%, 02/03/14†	$2,900,000	$2,905,182
Equifax, Inc.
4.45%, 12/01/14	140,000	147,490
ERAC USA Finance LLC
2.75%, 07/01/13 144A	370,000	376,833
Exelon Generation Co. LLC
5.35%, 01/15/14	808,000	875,332
Express Scripts, Inc.
5.25%, 06/15/12	550,000	580,703
Florida Power Corporation
6.65%, 07/15/11	600,000	618,896
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	1,512,000	1,674,702
General Electric Capital Corporation
1.14%, 01/15/13†Δ	700,000	702,659
1.88%, 09/16/13	200,000	200,238
5.90%, 05/13/14	460,000	508,534
3.75%, 11/14/14Δ	660,000	682,866
6.50%, 09/15/67 144A(U)†	300,000	434,518
Genzyme Corporation
3.63%, 06/15/15 144A	395,000	405,935
Georgia Power Co.
1.30%, 09/15/13	720,000	721,519
Goldman Sachs Group, Inc.
1.63%, 07/15/11	400,000	402,911
4.75%, 07/15/13	950,000	1,012,615
6.00%, 05/01/14	560,000	617,385
Hartford Financial Services Group, Inc.
4.00%, 03/30/15	320,000	321,179
Health Care REIT, Inc.
6.00%, 11/15/13	540,000	591,614
Hewlett-Packard Co.
4.25%, 02/24/12	486,000	505,190
Hyundai Capital America
3.75%, 04/06/16 144A	190,000	186,824
International Business Machines Corporation
2.10%, 05/06/13	1,250,000	1,281,075
1.00%, 08/05/13Δ	700,000	697,887
JB Hunt Transport Services, Inc.
3.38%, 09/15/15	550,000	543,865
John Deere Capital Corporation
0.99%, 01/18/11†	760,000	760,269
JPMorgan Chase & Co.
5.38%, 10/01/12Δ	300,000	322,038
4.75%, 05/01/13	390,000	417,779
KeyCorp
3.75%, 08/13/15	360,000	361,566
Kraft Foods, Inc.
6.00%, 02/11/13	950,000	1,040,822
2.63%, 05/08/13Δ	230,000	236,671
5.25%, 10/01/13	230,000	251,598
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	600,000	141,750
6.75%, 12/28/17#	2,600,000	1,430
6.88%, 05/02/18#	2,400,000	606,000
Life Technologies Corporation
3.38%, 03/01/13	1,140,000	1,166,426
3.50%, 01/15/16	800,000	798,474
Merrill Lynch & Co., Inc.
6.05%, 08/15/12Δ	400,000	423,723
5.00%, 01/15/15	2,700,000	2,814,048
MetLife, Inc.
2.38%, 02/06/14	290,000	291,592
Metropolitan Life Global Funding I
0.69%, 07/13/11 144A†	980,000	981,266
2.88%, 09/17/12 144A	2,225,000	2,281,424
Microsoft Corporation
0.88%, 09/27/13Δ	720,000	716,435
2.95%, 06/01/14	900,000	937,639
MidAmerican Energy Co.
5.13%, 01/15/13	515,000	554,079
MidAmerican Energy Holdings Co.
5.88%, 10/01/12	550,000	593,678
MidAmerican Funding LLC
6.75%, 03/01/11	600,000	605,890
Morgan Stanley
6.60%, 04/01/12	885,000	943,222
6.00%, 05/13/14Δ	755,000	816,384
6.00%, 04/28/15	400,000	433,614
Nabors Industries, Inc.
6.15%, 02/15/18	1,650,000	1,763,677
9.25%, 01/15/19	2,300,000	2,854,351
National Rural Utilities Cooperative Finance Corporation
1.13%, 11/01/13	330,000	326,411
NBC Universal, Inc.
2.10%, 04/01/14 144A	1,560,000	1,556,588
3.65%, 04/30/15 144AΔ	550,000	564,693
NextEra Energy Capital Holdings, Inc.
5.63%, 09/01/11	475,000	489,653
2.55%, 11/15/13	750,000	767,299
Nissan Motor Acceptance Corporation
3.25%, 01/30/13 144A	580,000	592,130
Novartis Capital Corporation
1.90%, 04/24/13Δ	560,000	569,258
4.13%, 02/10/14	210,000	224,274
Novus USA Trust 2010-1
1.53%, 11/28/11 144A†	840,000	840,000
Oracle Corporation
3.75%, 07/08/14	970,000	1,031,839
Overseas Private Investment Corporation
0.00%, 07/12/12Ω †	2,100,000	2,401,229
5.75%, 04/15/14Ω	1,600,000	1,894,736
PACCAR Financial Corporation
0.72%, 04/05/13†	550,000	550,245
Pfizer, Inc.
3.63%, 06/03/13(E)	100,000	139,190
Praxair, Inc.
1.75%, 11/15/12	330,000	334,466
Procter & Gamble Co.
3.50%, 02/15/15Δ	200,000	210,186
Progress Energy, Inc.
7.10%, 03/01/11	1,120,000	1,131,437
Prudential Financial, Inc.
3.63%, 09/17/12	945,000	981,141
2.75%, 01/14/13	650,000	662,189

74	See Notes to Financial Statements.

	Par	Value
Regions Financial Corporation
4.88%, 04/26/13Δ	$735,000	$717,010
SBA Tower Trust
4.25%, 04/15/15 144A	510,000	528,315
Simon Property Group LP REIT
4.20%, 02/01/15Δ	140,000	146,525
Southeast Supply Header LLC
4.85%, 08/15/14 144A	945,000	991,682
Sprint Capital Corporation
8.38%, 03/15/12Δ	1,000,000	1,062,500
SteelRiver Transmission Co., LLC
4.71%, 06/30/17 144A	645,000	635,044
Stryker Corporation
3.00%, 01/15/15Δ	450,000	460,211
TD Ameritrade Holding Corporation
4.15%, 12/01/14	660,000	683,115
Teva Pharmaceutical Finance III LLC
1.50%, 06/15/12Δ	800,000	807,644
Thermo Fisher Scientific, Inc.
2.15%, 12/28/12	370,000	376,545
Time Warner Cable, Inc.
5.40%, 07/02/12	1,325,000	1,407,170
6.20%, 07/01/13	685,000	761,227
Time Warner, Inc.
3.15%, 07/15/15	290,000	294,955
Toyota Motor Credit Corporation
1.38%, 08/12/13	750,000	753,555
Union Bank NA
2.13%, 12/16/13	790,000	789,187
Union Pacific Corporation
6.13%, 01/15/12	365,000	384,200
US Bancorp
1.38%, 09/13/13	720,000	720,124
Verizon Global Funding Corporation
6.88%, 06/15/12Δ	445,000	482,442
Vornado Realty LP REIT
4.25%, 04/01/15	700,000	707,333
Wachovia Corporation
5.30%, 10/15/11	394,000	408,456
Wells Fargo & Co.
3.75%, 10/01/14	360,000	376,126
Western Corporate Federal Credit Union
1.75%, 11/02/12	1,875,000	1,909,764
WM Wrigley Jr Co.
1.68%, 06/28/11 144A†	700,000	700,423
3.70%, 06/30/14 144A	1,420,000	1,463,872
XTO Energy, Inc.
6.25%, 04/15/13	600,000	668,769
Yum! Brands, Inc.
3.88%, 11/01/20Δ	240,000	229,730

Total Corporate Bonds (Cost $133,630,600)		131,870,616

FOREIGN BONDS — 16.9%
Australia — 1.6%
Australia & New Zealand Banking Group, Ltd.
0.58%, 06/18/12 144A†	1,575,000	1,577,928
Australia Government Bond
4.75%, 06/15/16(A)	5,600,000	5,553,593
Commonwealth Bank of Australia
2.40%, 01/12/12 144AΔ	1,004,000	1,021,142
National Australia Bank, Ltd.
0.77%, 01/08/13 144A†	930,000	931,108
Rio Tinto Finance USA, Ltd.
1.88%, 11/02/15	1,500,000	1,445,270
Westpac Banking Corporation
2.25%, 11/19/12Δ	620,000	634,651
Woodside Finance, Ltd.
4.50%, 11/10/14 144A	490,000	515,481

		11,679,173

Bermuda — 0.3%
Ingersoll-Rand Global Holding Co., Ltd.
9.50%, 04/15/14	880,000	1,060,913
Qtel International Finance, Ltd.
6.50%, 06/10/14 144A	660,000	724,559

		1,785,472

Brazil — 0.2%
Banco do Brasil SA
4.50%, 01/22/15 144A	680,000	708,976
Banco do Nordeste do Brasil SA
3.63%, 11/09/15 144A	710,000	696,980
Brazilian Government International Bond
10.25%, 06/17/13Δ	280,000	337,400

		1,743,356

Canada — 4.8%
Caisse Centrale Desjardins du Quebec
1.70%, 09/16/13 144A	720,000	719,616
Canadian Government Bond
1.50%, 03/01/12(C)	20,700,000	20,827,618
Canadian Imperial Bank of Commerce
2.00%, 02/04/13 144A	6,560,000	6,680,678
CDP Financial, Inc.
3.00%, 11/25/14 144A	735,000	747,816
Devon Financing Corporation ULC
6.88%, 09/30/11	1,570,000	1,640,490
Export Development Canada
2.25%, 05/28/15	330,000	334,484
Province of Ontario
1.88%, 11/19/12Δ	775,000	790,259
Rogers Communications, Inc.
6.25%, 06/15/13	1,300,000	1,445,991
6.38%, 03/01/14	320,000	359,813
TELUS Corporation
8.00%, 06/01/11	400,000	410,950
TransCanada PipeLines, Ltd.
3.40%, 06/01/15	360,000	374,409

		34,332,124

Cayman Islands — 0.0%
IPIC GMTN, Ltd.
3.13%, 11/15/15 144A	330,000	323,332

See Notes to Financial Statements.	75

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Chile — 0.2%
Celulosa Arauco y Constitucion SA
5.63%, 04/20/15Δ	$1,260,000	$1,340,898
Chile Government International Bond
5.50%, 01/15/13	300,000	325,818

		1,666,716

Denmark — 0.1%
FIH Erhvervsbank A/S
2.45%, 08/17/12 144AΔ	450,000	461,439

France — 1.3%
Banque PSA Finance
3.50%, 01/17/14(E)Δ	550,000	734,151
BPCE SA
2.38%, 10/04/13 144A@	1,500,000	1,487,384
Dexia Credit Local
0.77%, 04/29/14 144A†	2,300,000	2,293,266
2.75%, 04/29/14 144A	1,400,000	1,421,327
Total Capital SA
3.00%, 06/24/15Δ	2,800,000	2,861,704
Veolia Environnement SA
5.25%, 06/03/13Δ	520,000	562,064

		9,359,896

Germany — 0.4%
Deutsche Bank AG
5.38%, 10/12/12	2,600,000	2,795,484

India — 0.2%
Axis Bank, Ltd.
4.75%, 05/02/16 144A	740,000	715,039

ICICI Bank, Ltd.
5.50%, 03/25/15 144A	790,000	822,910

		1,537,949

Ireland — 0.5%
DanFin Funding, Ltd.
0.99%, 07/16/13 144A†	2,800,000	2,798,785

Depfa ACS Bank
5.50%, 06/28/11 144A	800,000	812,692

		3,611,477

Italy — 0.3%
Atlantia SpA
1.48%, 06/09/11(E)†	900,000	1,202,665

Telecom Italia SpA
1.56%, 12/06/12(E)†	900,000	1,178,723

		2,381,388

Jersey — 0.2%
Magnolia Funding, Ltd.
3.00%, 04/20/17 144A(E)	834,259	1,110,837

Luxembourg — 0.7%
Covidien International Finance SA
5.45%, 10/15/12	1,165,000	1,256,256
1.88%, 06/15/13	570,000	577,170
Gazprom Via Gaz Capital SA
9.25%, 04/23/19	2,300,000	2,837,740

		4,671,166

Malaysia — 0.1%
Malaysia Government International Bond
7.50%, 07/15/11Δ	680,000	702,364

Mexico — 0.7%
America Movil SAB de CV
5.50%, 03/01/14	852,000	925,500
3.63%, 03/30/15 144AΔ	200,000	206,646
Mexico Government International Bond
6.38%, 01/16/13Δ	760,000	834,100
Petroleos Mexicanos
4.88%, 03/15/15 144AΔ	1,250,000	1,321,940
5.50%, 01/21/21Δ	1,400,000	1,424,500

		4,712,686

Netherlands — 0.7%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A	1,500,000	1,562,041
Fortis Bank Nederland NV
1.51%, 06/10/11(E)†	600,000	802,391
LeasePlan Corporation NV
3.00%, 05/07/12 144A	300,000	308,183
Nederlandse Waterschapsbank NV
4.63%, 07/25/11(E)	1,000,000	1,364,518
Shell International Finance BV
1.88%, 03/25/13	400,000	406,254
4.00%, 03/21/14	520,000	553,749

		4,997,136

New Zealand — 0.3%
Westpac Securities NZ, Ltd.
2.50%, 05/25/12 144AΔ	1,800,000	1,842,552

Norway — 0.3%
Eksportfinans ASA
5.00%, 02/14/12Δ	1,125,000	1,178,269
Sparebanken 1 Boligkreditt
1.25%, 10/25/13 144AΔ	370,000	367,769
Statoil ASA
2.90%, 10/15/14Δ	650,000	672,709

		2,218,747

Portugal — 0.5%
Obrigacoes do Tesouro
2.21%, 05/16/47(E)Ω	2,400,000	3,207,632

Qatar — 0.1%
Qatar Government International Bond
4.00%, 01/20/15	350,000	364,000

South Africa — 0.1%
South Africa Government International Bond
7.38%, 04/25/12Δ	600,000	648,000

South Korea — 0.1%
Korea National Oil Corporation
2.88%, 11/09/15 144A	770,000	742,721

Spain — 0.3%
Telefonica Emisiones SAU
2.58%, 04/26/13	2,210,000	2,213,012

Supranational — 0.3%
European Investment Bank
4.75%, 04/15/11(E)	1,500,000	2,027,033

76	See Notes to Financial Statements.

	Par	Value
Sweden — 0.4%
Stadshypotek AB
1.45%, 09/30/13 144A	$2,900,000	$2,898,431

United Kingdom — 2.2%
Anglo American Capital PLC
2.15%, 09/27/13 144A	1,460,000	1,473,525
Barclays Bank PLC
4.25%, 10/27/11(E)	1,000,000	1,370,677
2.70%, 03/05/12 144AΔ	740,000	754,395
2.50%, 01/23/13	495,000	503,287
5.93%, 12/15/49 144A†	3,800,000	3,420,000
BP Capital Markets PLC
5.25%, 11/07/13Δ	1,900,000	2,059,089
Lloyds TSB Bank PLC
1.18%, 06/09/11(E)†	400,000	534,925
National Grid PLC
1.34%, 01/18/12(E)†	850,000	1,133,189
Royal Bank of Scotland PLC
2.63%, 05/11/12 144A	500,000	510,155
Standard Chartered Bank
0.68%, 11/16/11†	1,340,000	1,340,646
Standard Chartered PLC
3.85%, 04/27/15 144AΔ	1,425,000	1,468,584
Vodafone Group PLC
0.57%, 02/27/12†	950,000	951,775

		15,520,247

Total Foreign Bonds (Cost $117,141,870)		119,554,370

MORTGAGE-BACKED SECURITIES — 27.5%
Adjustable Rate Mortgage Trust
5.17%, 03/25/37†	3,030,715	1,768,498
American Home Mortgage Investment Trust
2.26%, 10/25/34†	834,802	736,654
American Home Mortgage Assets
1.25%, 11/25/46†	1,210,864	596,733
Arkle Master Issuer PLC
1.43%, 05/17/60 144A†	2,780,000	2,767,083
Arran Residential Mortgages Funding PLC
1.58%, 05/16/47 144A†	1,640,000	1,639,744
0.36%, 09/16/56 144A†	1,031,966	1,013,608
0.81%, 09/16/56(U)†	1,093,507	1,681,733
1.08%, 09/20/56(E)†	332,629	441,831
Banc of America Commercial Mortgage, Inc.
3.88%, 09/11/36	598,613	606,620
5.66%, 06/10/49†	1,455,000	1,512,034
Banc of America Funding Corporation
5.89%, 01/20/47†	1,019,449	733,467
Banc of America Mortgage Securities, Inc.
6.50%, 10/25/31	215,933	217,527
Bear Stearns Adjustable Rate Mortgage Trust
3.11%, 01/25/34†	406,989	388,964
3.27%, 07/25/34†	756,800	696,373
3.05%, 10/25/34†	351,708	317,038
2.73%, 03/25/35†	1,373,870	1,305,178
Bear Stearns Alt-A Trust
1.00%, 11/25/34†	408,467	339,426
2.96%, 09/25/35†	636,245	483,510
Bear Stearns Commercial Mortgage Securities
0.37%, 03/15/19 144A†	1,265,357	1,244,958
Commercial Mortgage Pass-Through Certificates
6.10%, 07/16/34 144A	2,630,000	2,648,672
Countrywide Alternative Loan Trust
6.00%, 10/25/32	73,437	73,069
Countrywide Home Loan Mortgage Pass-Through Trust
0.80%, 02/25/35†	218,723	183,728
Credit Suisse First Boston Mortgage Securities Corporation
5.44%, 09/15/34	1,502,939	1,527,134
Deutsche ALT-A Securities, Inc.
5.87%, 10/25/36 STEP	726,664	452,300
5.89%, 10/25/36 STEP	726,664	435,961
Extended Stay America Trust
2.95%, 11/05/27 144A	3,609,208	3,549,632
Fannie Mae Grantor Trust
3.31%, 03/25/32	226,134	226,982
FDIC Structured Sale Guaranteed Notes
1.03%, 10/25/12 144A	1,700,000	1,655,487
1.53%, 10/25/13 144A	2,300,000	2,183,896
3.00%, 09/30/19 144A	1,399,824	1,413,672
0.98%, 12/06/20 144A†	2,600,000	2,600,000
3.25%, 04/25/38 144A	854,882	864,958
0.81%, 02/25/48 144A†	780,756	781,982
FDIC Trust
2.18%, 05/25/50 144A	1,617,014	1,614,807
Federal Home Loan Mortgage Corporation
15.25%, 08/01/11	160	168
3.50%, 12/01/18	1,612,605	1,664,007
10.75%, 02/01/19	53,407	53,744
6.00%, 11/01/22	853,167	931,685
5.50%, 01/01/26	3,860,000	4,159,711
2.78%, 07/01/27†	17,695	18,557
2.41%, 06/01/33†	1,558,506	1,613,750
2.52%, 04/01/34†	1,260,534	1,313,884
2.50%, 10/01/34†	416,175	431,850
2.67%, 08/01/35†	1,312,158	1,377,904
2.74%, 10/01/35†	1,023,652	1,072,961
5.51%, 04/01/36†	1,064,523	1,116,449
5.50%, 12/01/37	1,871,871	1,997,128
5.50%, 05/01/38	3,418,925	3,646,635
5.50%, 02/01/40	1,043,789	1,113,308
Federal Home Loan Mortgage Corporation REMIC
5.38%, 09/15/11	871,496	886,577
5.00%, 11/15/16	18,446	18,442
0.61%, 12/15/30†	297,340	297,433
Federal Housing Authority
7.43%, 09/01/22	1,390	1,390
Federal National Mortgage Association
5.00%, 01/01/18	1,716,170	1,835,498
5.50%, 12/01/18	606,189	652,885
2.47%, 12/01/24†	53,622	55,944
9.00%, 05/01/25	66,977	77,575
9.00%, 07/01/25	72,559	85,133

See Notes to Financial Statements.	77

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
3.50%, 01/01/26 TBA	$7,000,000	$7,048,125
2.57%, 09/01/31†	58,487	61,129
5.50%, 10/01/32	1,026,823	1,105,528
2.24%, 04/01/33†	253,231	263,685
2.40%, 06/01/33†	257,023	265,508
2.81%, 10/01/33†	572,415	599,387
2.64%, 12/01/33†	173,344	180,652
2.64%, 09/01/34†	344,464	356,396
2.65%, 09/01/34†	423,796	438,100
2.43%, 10/01/34†	454,089	471,978
2.63%, 10/01/34†	559,198	582,851
2.94%, 08/01/35†	2,717,781	2,846,042
2.98%, 09/01/35†	1,040,514	1,092,342
5.36%, 10/01/35†	1,213,320	1,294,947
3.06%, 12/01/35†	67,741	70,749
4.00%, 01/13/39 TBA	5,000,000	4,973,440
4.50%, 01/01/40 TBA	10,500,000	10,777,263
5.50%, 01/01/40 TBA	5,900,000	6,312,080
4.00%, 01/01/41 TBA	7,500,000	7,460,160
1.54%, 07/01/44†	196,282	196,672
Federal National Mortgage Association REMIC
4.00%, 11/25/19	536,880	561,404
5.50%, 11/25/27	741,576	752,072
0.86%, 05/25/30†	1,261,313	1,262,570
0.91%, 05/25/30†	997,318	995,896
FHLMC Multifamily Structured Pass-Through Certificates
2.23%, 07/25/13	988,752	1,001,210
3.61%, 06/25/14	1,095,000	1,143,177
FHLMC Structured Pass-Through Securities
1.26%, 05/25/43†	1,157,212	1,189,351
1.74%, 07/25/44†	1,889,523	1,846,614
First Horizon Alternative Mortgage Securities
2.38%, 06/25/34†	651,988	586,508
Fosse Master Issuer PLC
0.37%, 10/18/54†	525,455	523,773
GE Capital Commercial Mortgage Corporation
6.53%, 05/15/33	2,108,116	2,112,002
5.56%, 06/10/38	70,910	71,184
6.07%, 06/10/38	2,075,000	2,130,672
GMAC Commercial Mortgage Securities, Inc.
6.70%, 04/15/34	1,910,689	1,923,027
GMAC Mortgage Servicer Advance Funding Co., Ltd.
4.25%, 01/15/22 144A	1,000,000	1,005,162
Government National Mortgage Association
6.00%, 02/15/11	139	140
3.38%, 06/20/17†	11,262	11,615
3.38%, 06/20/21†	6,177	6,371
3.13%, 10/20/27†	46,870	48,239
8.50%, 10/15/29	27,095	32,662
0.86%, 02/16/30†	185,971	187,482
8.50%, 03/15/30	3,695	4,460
8.50%, 04/15/30	12,138	13,392
8.50%, 05/15/30	133,857	161,508
8.50%, 06/15/30	12,960	15,639
8.50%, 07/15/30	63,200	76,265
8.50%, 08/15/30	17,530	21,156
8.50%, 09/15/30	2,206	2,663
8.50%, 11/15/30	50,682	61,164
8.50%, 12/15/30	32,353	39,045
8.50%, 02/15/31	18,808	22,720
0.56%, 03/20/37†	2,639,249	2,626,792
0.00%, 04/20/37 IOΩ†	2,574,163	269,677
0.56%, 05/20/37†	1,095,751	1,091,214
0.00%, 07/20/37 IOΩ†	2,979,874	403,768
Gracechurch Mortgage Financing PLC
0.36%, 11/20/56 144A†	4,036,718	3,970,557
1.14%, 11/20/56(E)†	964,087	1,277,386
Greenpoint Mortgage Funding Trust
0.44%, 01/25/37†	990,957	621,595
0.53%, 11/25/45†	282,272	188,083
GS Mortgage Securities Corporation II
6.45%, 08/05/18 144A†	2,105,000	2,156,703
6.04%, 08/15/18 144A	76,564	77,933
GSR Mortgage Loan Trust
2.86%, 08/25/34†	507,143	460,871
2.99%, 09/25/34†	649,839	578,890
2.83%, 09/25/35†	2,617,610	2,496,926
HarborView Mortgage Loan Trust
3.19%, 12/19/35†	1,756,723	1,301,368
0.47%, 11/19/36†	2,103,787	1,388,918
Holmes Master Issuer PLC
0.37%, 07/15/21†	1,030,000	1,023,305
0.83%, 07/15/21(U)†	625,000	968,033
1.08%, 07/15/21(E)†	730,000	969,019
Indymac Index Mortgage Loan Trust
0.53%, 06/25/37†	762,198	170,257
0.45%, 09/25/46†	1,123,984	667,082
JP Morgan Mortgage Trust
5.04%, 02/25/35†	477,854	477,087
LB-UBS Commercial Mortgage Trust
6.16%, 07/14/16 144A	623,449	624,274
6.37%, 12/15/28	1,401,739	1,419,008
Luminent Mortgage Trust
0.43%, 12/25/36†	1,201,165	780,244
MASTR Adjustable Rate Mortgages Trust
2.84%, 12/25/33†	697,878	619,211
MLCC Mortgage Investors, Inc.
2.33%, 12/25/34†	987,463	940,589
4.12%, 02/25/36†	1,082,911	985,967
Morgan Stanley Capital I
5.36%, 12/15/44	1,241,605	1,289,588
Morgan Stanley Resecuritization Trust
0.51%, 06/17/13 144A†	1,065,000	1,062,505
NCUA Guaranteed Notes
0.64%, 11/06/17†	1,541,957	1,541,479
1.84%, 10/07/20	435,925	431,499
2.90%, 10/29/20	730,000	709,762
0.83%, 12/08/20†	4,300,000	4,294,625
Opteum Mortgage Acceptance Corporation
0.54%, 11/25/35†	703,719	619,429
Permanent Financing PLC
0.39%, 06/10/33	972,500	970,118

78	See Notes to Financial Statements.

	Par	Value
Permanent Master Issuer PLC
1.59%, 04/15/14(U)†	$695,000	$1,078,028
Provident Funding Mortgage Loan Trust
2.78%, 04/25/34†	1,157,705	1,127,563
Residential Accredit Loans, Inc.
0.66%, 01/25/33†	323,212	290,980
Residential Asset Securitization Trust
0.56%, 05/25/35†	739,477	641,951
Residential Funding Mortgage Securities I
6.50%, 03/25/32	38,514	39,569
Salomon Brothers Mortgage Securities VII, Inc.
6.50%, 11/13/36	1,800,989	1,843,343
Structured Adjustable Rate Mortgage Loan Trust
2.74%, 08/25/34†	1,023,084	896,390
0.56%, 09/25/34†	183,857	147,058
Structured Asset Mortgage Investments, Inc.
2.17%, 10/19/34†	569,583	459,669
0.51%, 07/19/35†	157,586	112,093
0.54%, 02/25/36†	929,426	558,916
Structured Asset Securities Corporation
0.31%, 05/25/36†	67,432	66,271
Superannuation Members Home Loans Global Fund
1.11%, 06/12/40(E)†	1,128,199	1,471,239
TBW Mortgage Backed Pass-Through Certificates
6.02%, 07/25/37 STEP	651,560	415,753
Thornburg Mortgage Securities Trust
0.37%, 07/25/36†	600,800	595,702
0.35%, 03/25/37†	775,034	756,110
0.36%, 03/25/37†	1,019,780	994,838
0.39%, 06/25/37†	995,507	967,099
0.38%, 10/25/46†	1,384,439	1,371,639
0.37%, 11/25/46†	1,908,217	1,881,905
TIAA Seasoned Commercial Mortgage Trust
5.65%, 08/15/39†	1,404,703	1,430,535
Wachovia Bank Commercial Mortgage Trust
4.04%, 02/15/35	552,610	557,719
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.17%, 05/25/47†	970,740	290,581
Washington Mutual Mortgage Pass-Through Certificates
0.80%, 12/25/27†	1,983,402	1,749,996
12.40%, 12/25/27+ 144AΩ†	2,016,419	110,903
5.49%, 02/25/37†	1,043,159	760,701
5.53%, 05/25/37†	1,186,278	957,013
5.63%, 07/25/37†	2,806,571	1,957,982
1.73%, 06/25/42†	31,910	26,706
0.57%, 01/25/45†	1,112,070	952,388
0.58%, 08/25/45†	449,516	379,937
0.55%, 10/25/45†	468,918	395,662
1.31%, 06/25/46†	1,724,046	1,307,346
1.07%, 01/25/47†	985,221	598,952
Washington Mutual MSC Mortgage Pass-Through Certificates
2.80%, 11/25/30†	90,748	80,256
Wells Fargo Mortgage-Backed Securities Trust
2.86%, 12/25/34†	1,150,632	1,111,878

Total Mortgage-Backed Securities (Cost $201,012,116)		195,190,487

MUNICIPAL BONDS — 3.4%
California State Public Works Board, California State University Projects, Series B-2 Revenue Bond
7.80%, 03/01/35	800,000	789,824
Chicago Transit Authority, Revenue Bond
6.90%, 12/01/40	1,300,000	1,289,366
Citizens Property Insurance Corporation High Risk Account, Series A-1 Revenue Bond
5.00%, 06/01/12	1,100,000	1,148,620
Dallas County Hospital District, Series B General Obligation Bond
6.17%, 08/15/34	1,300,000	1,312,935
Irvine Ranch Water District Joint Powers Agency, Revenue Bond, Escrowed to Maturity
2.61%, 03/15/14	2,800,000	2,851,268
Kentucky Asset/Liability Commission, Revenue Bond
3.17%, 04/01/18	700,000	672,854
State of California General Obligation Bond
5.10%, 08/01/14	170,000	175,569
5.00%, 11/01/32	1,300,000	1,184,157
7.50%, 04/01/34	1,600,000	1,657,200
5.65%, 04/01/39†	1,850,000	1,957,781
7.55%, 04/01/39	3,400,000	3,529,676
State of Illinois General Obligation Bond
2.77%, 01/01/12	1,820,000	1,826,297
3.32%, 01/01/13	5,500,000	5,504,290

Total Municipal Bonds (Cost $23,759,675)		23,899,837

U.S. TREASURY OBLIGATIONS — 13.3%
U.S. Treasury Bills
0.19%, 06/16/11	29,100,000	29,078,524
0.22%, 09/22/11ΩΔ	4,500,000	4,493,124

		33,571,648

U.S. Treasury Bonds
8.13%, 05/15/21‡‡	41,000	58,207
8.00%, 11/15/21	400,000	565,812
7.25%, 08/15/22Δ	51,000	68,954
7.63%, 11/15/22‡‡	117,000	162,831

		855,804

U.S. Treasury Inflationary Index Bond
1.25%, 07/15/20‡‡	6,600,000	6,786,217

See Notes to Financial Statements.	79

LOW-DURATION BOND FUND SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
U.S. Treasury Notes
1.75%, 11/15/11	$500,000	$506,289
1.00%, 04/30/12Δ	2,219,000	2,237,298
0.50%, 11/30/12Δ	4,345,000	4,340,077
0.63%, 12/31/12	5,000,000	5,003,515
1.38%, 05/15/13	2,255,000	2,287,781
1.00%, 07/15/13Δ	3,600,000	3,618,277
0.75%, 08/15/13Δ	555,000	553,959
0.50%, 11/15/13Δ	1,700,000	1,678,352
0.75%, 12/15/13Δ	16,420,000	16,305,832
2.50%, 04/30/15Δ	347,000	358,793
1.88%, 06/30/15Δ	270,000	271,118
1.38%, 11/30/15Δ‡‡	12,645,000	12,290,346
2.75%, 05/31/17	2,200,000	2,228,360
1.88%, 08/31/17	1,100,000	1,050,243
3.38%, 11/15/19Δ	200,000	204,203

		52,934,443

Total U.S. Treasury Obligations (Cost $94,409,526)		94,148,112

	Shares
MONEY MARKET FUNDS — 14.1%
GuideStone Money Market Fund (GS4 Class)¥	31,818,398	31,818,398
Northern Institutional Liquid Assets Portfolio§	68,285,101	68,285,101

Total Money Market Funds (Cost $100,103,499)		100,103,499

	Par
REPURCHASE AGREEMENTS — 20.8%
Barclays Capital, Inc. 0.17% (dated 12/23/10, due 01/13/11, repurchase price $20,001,983, collateralized by U.S. Treasury Inflationary Index Bond, 3.500%, due 01/15/11, total market value $20,386,242)	$20,000,000	20,000,000
Citigroup Global Markets, Inc. 0.21% (dated 01/03/11, due 01/04/11, repurchase price $49,425,841, collateralized by U.S. Treasury Note, 1.000%, due 07/15/13, total market value $50,475,620)	49,425,553	49,425,553
Citigroup Global Markets, Inc. 0.21% (dated 01/03/11, due 01/04/11, repurchase price $14,674,533, collateralized by U.S. Treasury Note, 1.000%, due 07/15/13, total market value $14,986,211)	14,674,447	14,674,447
Merrill Lynch & Co., Inc. 0.22% (dated 12/31/10, due 01/03/11, repurchase price $49,117,900, collateralized by U.S. Treasury Note, 0.625%, due 07/31/12, total market value $50,266,425)	49,117,000	49,117,000

	Par	Value
Merrill Lynch & Co., Inc. 0.22% (dated 12/31/10, due 01/03/11, repurchase price $14,283,262, collateralized by U.S. Treasury Note, 0.625%, due 07/31/12, total market value $14,617,476)	$14,283,000	$14,283,000

Total Repurchase Agreements (Cost $147,500,000)		147,500,000

TOTAL INVESTMENTS — 122.4% (Cost $873,008,626)		867,230,534

	Number of Contracts
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
10-Year U.S. Treasury Note Fututes, Strike Price $129.00, Expires 01/21/11 (CITIG)	(15)	(234)
September 2011 90-Day Eurodollar Futures, Strike Price $99.375, Expires 09/19/11 (JPM)	(15)	(8,813)

		(9,047)

	Notional Amount
Call Swaptions — 0.0%
3-Month LIBOR, Strike Price $3.25, Expires 01/24/11 (DEUT)	$(21,100,000)	(73,162)

	Number of Contracts
Put Options — 0.0%
10-Year U.S. Treasury Note Fututes, Strike Price $124.00, Expires 01/21/11 (CITIG)	(15)	(54,375)
September 2011 90-Day Eurodollar Futures, Strike Price $99.375, Expires 09/19/11 (JPM)	(15)	(6,188)

		(60,563)

	Notional Amount
Put Swaptions — (0.1)%
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (BAR)	$(200,000)	(143)
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (CS)	(100,000)	(71)
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (MSCS)	(3,800,000)	(2,712)
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (RBS)	(300,000)	(214)
3-Month LIBOR, Strike Price $2.25, Expires 06/18/12 (RBS)	(2,700,000)	(42,725)

80	See Notes to Financial Statements.

	Notional Amount	Value
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (CITI)	$(600,000)	$(8,498)
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (MSCS)	(900,000)	(12,748)
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (RBS)	(11,700,000)	(165,721)
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (UBS)	(2,100,000)	(29,745)
3-Month LIBOR, Strike Price $2.75, Expires 06/18/12 (DEUT)	(2,800,000)	(44,308)
3-Month LIBOR, Strike Price $3.00, Expires 06/18/12 (BAR)	(3,900,000)	(51,517)
3-Month LIBOR, Strike Price $3.00, Expires 06/18/12 (CITI)	(4,000,000)	(52,838)
3-Month LIBOR, Strike Price $3.00, Expires 06/18/12 (DEUT)	(500,000)	(6,605)
3-Month LIBOR, Strike Price $5.00, Expires 01/24/11 (DEUT)	(21,100,000)	(15)
CDX IG15 Index, Strike Price $1.70, Expiration Date 03/16/11 (MSCS)	(11,600,000)	(3,525)
iTraxx Crossover Index, Strike Price $1.80, Expiration Date 03/16/11 (MSCS)	(2,100,000)	(2,125)

		(423,510)

Total Written Options (Premiums received $(728,747))		(566,282)

	Par
TBA SALE COMMITMENTS — (1.1)%
Federal National Mortgage Association (JPM) 5.50%, 01/01/40 TBA	$(1,000,000)	(1,069,844)
Federal National Mortgage Association (CS) 5.50%, 01/01/40 TBA	(6,000,000)	(6,419,064)

Total TBA Sale Commitments (Cost $(7,509,688))		(7,488,908)

Liabilities in Excess of Other Assets — (21.3)%		(150,580,985)

NET ASSETS — 100.0%		$708,594,359

Please see abbreviation and footnote definitions beginning on page 180.

See Notes to Financial Statements.	81

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

Swap agreements outstanding at December 31, 2010:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
Nabors Industries, 6.15% due 02/15/18	(0.63)%	03/20/18	CITI	USD	$3,300,000	$167,782	$—	$167,782
Nabors Industries, 5.375% due 08/15/12	(1.00)%	03/20/19	BNP	USD	2,700,000	87,177	8,660	78,517
Morgan Stanley ABS Capital I, 7.02% due 12/27/33	(0.54)%	12/27/33	MSCS	USD	431,036	191,044	—	191,044
Long Beach Mortgage Trust, 6.72%, due 02/25/34	(0.49)%	02/25/34	BAR	USD	431,701	210,853	—	210,853
Specialty Underwriting & Residential Finance, 6.62% due 02/25/35	(0.59)%	02/25/35	BAR	USD	437,951	321,095	—	321,095

					$7,300,688	$977,951	$8,660	$969,291

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX HY-8 Index	(1.63)%	06/20/12	CITI	USD	$4,900,000	$(67,750)	$—	$(67,750)
Dow Jones CDX IG14 5Y Index	(0.10)%	06/20/15	GSC	USD	7,900,000	(151,329)	115,963	(267,292)
Dow Jones CDX IG9 10Y Index	(0.80)%	12/20/17	BAR	USD	2,420,000	61,970	23,696	38,274
Dow Jones CDX IG9 10Y Index	(0.80)%	12/20/17	GSC	USD	6,872,800	175,996	83,786	92,210
Dow Jones CDX IG9 10Y Index	(0.80)%	12/20/17	MSCS	USD	5,227,200	133,856	61,667	72,189
Dow Jones CDX IG9 10Y Index	(0.80)%	12/20/17	RBS	USD	2,032,800	52,055	21,534	30,521
CMBX.NA.AAA.4 Index	(0.35)%	02/17/51	GSC	USD	5,700,000	236,701	876,439	(639,738)

					$35,052,800	$441,499	$1,183,085	$(741,586)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
Brazil Cetip Interbank Deposit	11.65%	01/02/12	MSCS	BRL	$1,800,000	$29,100	$7,029	$22,071
Brazil Cetip Interbank Deposit	11.95%	01/02/13	BAR	BRL	5,000,000	17,747	22,580	(4,833)
Brazil Cetip Interbank Deposit	11.96%	01/02/14	GSC	BRL	5,900,000	21,308	(8,571)	29,879
Brazil Cetip Interbank Deposit	11.94%	01/02/14	HSBC	BRL	10,400,000	(2,974)	18,682	(21,656)
6-Month BBR BBSW Index	(5.50)%	12/15/17	BAR	AUD	1,500,000	(31,956)	(7,234)	(24,722)
6-Month BBR BBSW Index	(5.50)%	12/15/17	DEUT	AUD	1,000,000	(21,304)	(4,250)	(17,054)

					$25,600,000	$11,921	$28,236	$(16,315)

Total Swap agreements outstanding at December 31, 2010						$1,431,371	$1,219,981	$211,390

Please see abbreviation and footnote definitions beginning on page 180.

82	See Notes to Financial Statements.

PORTFOLIO SUMMARY (based on net assets)

%
Mortgage-Backed Securities	27.5
Repurchase Agreements	20.8
Corporate Bonds	18.6
Foreign Bonds	16.9
Futures Contracts	14.8
Money Market Funds	14.1
U.S. Treasury Obligations	13.3
Forward Foreign Currency Contracts	6.6
Asset-Backed Securities	6.5
Municipal Bonds	3.4
Agency Obligations	1.3
Swap Agreements	0.2
Written Options	(0.1)
TBA Sale Commitments	(1.1)

142.8

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices
Futures Contracts	$—	$199,212
Money Market Funds	100,103,499	—
Level 2 — Other Significant Observable Inputs
Agency Obligations	9,150,757	—
Asset-Backed Securities	45,812,856	—
Corporate Bonds	131,870,616	—
Foreign Bonds	119,554,370	—
Mortgage-Backed Securities	195,079,584	—
Municipal Bonds	23,899,837
Repurchase Agreements	147,500,000	—
Swap Agreements	—	1,431,371
U.S. Treasury Obligations	94,148,112	—
Level 3 — Significant Unobservable Inputs
Mortgage-Backed Securities	110,903	—

Total Assets	$867,230,534	$1,630,583

Liabilities:
Level 1 — Quoted Prices
Written Options	$(69,609)	$—
Level 2 — Other Significant Observable Inputs
Forward Foreign Currency Contracts	—	(272,766)
TBA Sale Commitment	(7,488,908)	—
Written Options	(496,673)	—
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$(8,055,190)	$(272,766)

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	83

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/09
Corporate Bonds	$1,818,415	$—
Accrued discounts/premiums
Corporate Bonds	76,699	—
Realized gain (loss)(1)
Corporate Bonds	—	—
Change in unrealized appreciation (depreciation)(2)
Corporate Bonds	(378)	—
Purchases
Corporate Bonds	—	—
Sales
Corporate Bonds	—	—
Transfers in and/or out of Level 3
Corporate Bonds	(1,783,833)	—

Balance, 12/31/10	$110,903	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.
(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net Realized Gain (loss) from Investment securities and securities sold short.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.

84	See Notes to Financial Statements.

Medium-Duration Bond Fund

During the first nine months of the year, the environment for bonds was positive as interest rates declined amidst concerns of economic uncertainty while investor demand for fixed income securities remained strong. This backdrop provided a nice rally in bond prices. However, the fourth quarter was characterized by a positive change in sentiment related to the domestic economy, partially due to the announcement of further quantitative easing measures by the Federal Reserve as well as indications that the economy was gaining traction. The brightened economic picture fueled a rise in interest rates which proved to be a headwind for bonds during the year’s final quarter. The broad U.S. investment grade bond market, as measured by the Barclays Capital U.S Aggregate Bond Index, posted an annual return of 6.54%. All major bond sectors produced positive returns, led by investment grade corporate bonds and commercial mortgage-backed securities. In general, investor appetite for bonds that traded at a risk premium (yield spread above U.S. Treasuries) was strong, causing yield spreads to narrow which boosted returns. Overall, lower quality bonds outpaced higher quality bonds while longer-dated bonds outperformed shorter-maturity bonds. U.S. Treasuries lagged the overall broad index, posting an annual return of 5.87%. Non-benchmark sectors were also strong during the year, as high yield (below investment grade corporate bonds) and emerging market bonds generated annual returns of 15.24% and 11.83%, respectively.

The Medium-Duration Bond Fund invests in a diversified portfolio composed of investment grade fixed income securities with an average dollar-weighted duration normally between three to seven years. The Fund outperformed its benchmark index, the Barclays Capital U.S. Aggregate Bond Index, for the one-year period ended December 31, 2010 (8.65% versus 6.54%). The Fund’s benchmark relative performance was positively impacted by security selection and sector rotation between non-U.S. Treasury sectors. The Fund took advantage of bond sectors that traded at a yield premium relative to U.S. Treasuries.

Certain securities within these sectors remained attractively valued and greatly benefited from improving corporate fundamentals and investor demand which caused yield spreads to compress and bond prices to elevate. These securities maintained higher coupons which provided a “cushion” against rising interest rates during the fourth quarter. In an effort to find attractively valued securities across the fixed income universe, the Fund further benefitted from modest exposure to high yield and emerging market securities. High yield bonds performed well as corporate balance sheets were strengthened, refinancing activity for the purpose of lowering debt service was prevalent and credit downgrades became fewer. Demand for high yield bonds remained strong, providing a strong technical tailwind, which when combined with the improving fundamental story, provided a very positive environment for the sector. The Fund’s emerging market exposure was rewarded as strong fundamentals and growth characteristics of the sector continued to fuel strong investor demand and price appreciation.

U.S. Government futures contracts were used for portfolio construction purposes, including duration management, and the replication of government bond positions. Government futures contracts were also used to take advantage of perceived mispricings between government bond futures and physical securities. Along with government futures contracts, interest rate swaps were also used to manage interest rate exposures. Additionally, interest rate options were written and purchased to generate income and take advantage of perceived interest rate scenarios. Credit default swaps (“CDS”) were used to manage credit risk within the Fund. Written CDS positions (selling protection) increased credit exposure while purchased CDS positions (buying protection) decreased credit exposure. Forward currency contracts were utilized to manage currency risk while money market derivatives, such as Eurodollar futures, were utilized to manage exposure on the front-end of the yield curve. During the year, the Fund remained focused on its objective of maximum total return consistent with preservation of capital.

This fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 106 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

85

Medium-Duration Bond Fund

Average Annual Total Returns as of 12/31/10

	GS2 Class*	GS4 Class*	Benchmark**
One Year	8.86%	8.65%	6.54%
Five Year	6.43%	6.30%	5.80%
Since Inception	6.09%	6.03%	5.53%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.52%	0.71%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays Capital U.S. Aggregate Bond Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

86

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS	December 31, 2010

	Par	Value
AGENCY OBLIGATIONS — 0.9%
Federal Farm Credit Bank
5.05%, 11/06/17	$400,000	$450,067
Federal National Mortgage Association
5.25%, 08/01/12	2,400,000	2,564,899
3.88%, 07/12/13Δ	1,070,000	1,149,832
4.38%, 10/15/15	510,000	561,990
5.38%, 06/12/17	700,000	807,081
5.31%, 10/09/19ΩΔ	150,000	94,916
6.63%, 11/15/30Δ	820,000	1,037,765
Tennessee Valley Authority
5.25%, 09/15/39	350,000	371,429
4.63%, 09/15/60Δ	200,000	187,941

Total Agency Obligations (Cost $7,056,077)		7,225,920

ASSET-BACKED SECURITIES — 4.2%
Access Group, Inc.
1.59%, 10/27/25†	1,597,361	1,628,364
Amortizing Residential Collateral Trust
0.54%, 01/01/32†	37,476	27,922
Asset-Backed Securities Corporation Home Equity
0.54%, 09/25/34†	168,112	152,870
Avis Budget Rental Car Funding AESOP LLC
4.64%, 05/20/16 144A	200,000	210,671
Bayview Financial Acquisition Trust
0.94%, 02/28/44†	486,431	454,136
Bear Stearns Asset-Backed Securities, Inc.
6.00%, 10/25/36	2,784,184	2,199,625
6.50%, 10/25/36	3,127,483	2,148,906
Brazos Higher Education Authority
0.41%, 09/25/23†	821,060	816,232
1.20%, 05/25/29†	500,000	498,789
CIT Mortgage Loan Trust
1.26%, 10/25/37 144A†	325,637	312,518
1.51%, 10/25/37 144A†	430,000	308,840
1.71%, 10/25/37 144A†	800,000	435,652
College Loan Corporation Trust
0.38%, 10/25/25†	1,000,000	991,197
Countrywide Home Equity Loan Trust
0.55%, 02/15/34†	364,907	224,488
0.50%, 12/15/35†	985,007	431,685
0.40%, 07/15/36†	1,075,540	597,639
Daimler Chrysler Auto Trust
1.75%, 09/10/12†	1,935,151	1,940,607
Education Funding Capital Trust I
1.45%, 06/15/43†	200,000	186,122
EFS Volunteer LLC
1.39%, 10/25/35 144A†	450,000	420,771
EMC Mortgage Loan Trust
0.81%, 11/25/41 144A†	146,010	126,166
Ford Credit Auto Owner Trust
1.68%, 06/15/12†	872,866	875,523
Franklin Auto Trust
1.84%, 06/20/12†	162,127	162,361
GMAC Mortgage Corporation Loan Trust
7.00%, 09/25/37	402,648	286,913
Goal Capital Funding Trust
0.98%, 08/25/48 144A†@	435,189	426,642
GSAMP Trust
0.37%, 05/25/46 144A†	196,343	192,719
Hertz Vehicle Financing LLC
5.29%, 03/25/16 144A	400,000	430,757
HSBC Home Equity Loan Trust
1.46%, 11/20/36†	916,530	846,020
Illinois Student Assistance Commission
1.19%, 07/25/45†	1,400,000	1,329,524
Knowledgeworks Foundation
1.24%, 02/25/42†	292,239	289,585
Lehman XS Trust
0.56%, 11/25/35†	1,703,372	1,276,798
0.53%, 02/25/36†	1,024,047	634,232
Madison Avenue Manufactured Housing Contract
0.61%, 03/25/32†	119,181	118,995
Missouri Higher Education Loan Authority
1.23%, 11/26/32†	909,550	912,744
Morgan Stanley Dean Witter Credit Corporation HELOC Trust
0.45%, 07/25/17†	106,944	82,787
Nelnet Education Loan Funding, Inc.
1.09%, 02/25/39†	800,000	733,032
Nelnet Student Loan Trust
1.77%, 04/25/24†	780,000	798,334
1.07%, 07/27/48 144A†	394,262	393,475
Panhandle-Plains Higher Education Authority, Inc.
1.49%, 10/01/35†	1,000,000	1,007,566
Provident Bank Home Equity Loan Trust
0.80%, 08/25/31†	114,757	51,872
Residential Asset Mortgage Products, Inc.
0.74%, 03/25/34†	361,366	241,766
Residential Funding Securities LLC
0.71%, 06/25/33 144A†	364,018	312,871
Salomon Brothers Mortgage Securities VII, Inc.
0.74%, 03/25/28†	49,633	46,723
Securitized Asset-Backed Receivables LLC Trust
0.49%, 02/25/37†	2,738,893	1,313,532
SLM Student Loan Trust
1.79%, 04/25/23†	6,303,384	6,506,622
0.59%, 12/15/25 144A†	400,000	382,000
Structured Asset Securities Corporation
0.56%, 04/25/31 144A†	2,905,337	2,221,823

Total Asset-Backed Securities (Cost $42,281,255)		35,988,416

CORPORATE BONDS — 20.8%
AES Corporation
7.75%, 10/15/15	270,000	289,575

See Notes to Financial Statements.	87

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Allied Waste North America, Inc.
7.13%, 05/15/16	$125,000	$132,491
Ally Financial, Inc.
6.88%, 09/15/11Δ	1,101,000	1,136,782
7.50%, 12/31/13	177,000	191,602
6.25%, 12/01/17 144A	606,000	606,758
8.00%, 12/31/18Δ	62,000	66,185
8.00%, 03/15/20 144AΔ	200,000	219,000
American Express Bank FSB
6.00%, 09/13/17	1,100,000	1,227,548
American Express Co.
6.80%, 09/01/66†	1,340,000	1,336,650
American Express Credit Corporation
5.88%, 05/02/13Δ	2,600,000	2,829,146
5.13%, 08/25/14	160,000	172,653
American General Finance Corporation
6.90%, 12/15/17	580,000	471,250
American International Group, Inc.
5.60%, 10/18/16	600,000	621,164
5.85%, 01/16/18Δ	180,000	186,139
8.25%, 08/15/18 144A	3,200,000	3,697,280
6.25%, 03/15/37	680,000	604,759
Anadarko Petroleum Corporation
6.38%, 09/15/17	525,000	572,670
ANZ Capital Trust II
5.36%, 12/29/49 144A@	800,000	827,000
Apache Corporation
6.00%, 09/15/13	680,000	764,050
Arizona Public Service Co.
8.75%, 03/01/19Δ	525,000	658,366
ASIF Global Financing XIX
4.90%, 01/17/13 144A	100,000	103,500
Astoria Financial Corporation
5.75%, 10/15/12	450,000	462,267
AT&T, Inc.
5.10%, 09/15/14	550,000	602,263
6.55%, 02/15/39Δ	430,000	469,604
BAC Capital Trust XIV
5.63%, 09/20/49†Δ	40,000	28,708
Baker Hughes, Inc.
7.50%, 11/15/18	710,000	891,678
Bank of America Corporation
0.55%, 10/14/16†Δ	1,700,000	1,509,658
5.75%, 12/01/17	2,290,000	2,386,420
5.65%, 05/01/18	2,700,000	2,762,894
7.63%, 06/01/19	670,000	772,687
5.88%, 01/05/21	400,000	414,625
Bear Stearns Cos. LLC
5.70%, 11/15/14Δ	1,000,000	1,099,707
6.40%, 10/02/17	1,200,000	1,369,948
7.25%, 02/01/18Δ	2,005,000	2,379,420
BellSouth Capital Funding Corporation
7.88%, 02/15/30Δ	210,000	253,696
BellSouth Corporation
4.75%, 11/15/12Δ	40,000	42,687
6.88%, 10/15/31	10,000	10,872
Berkshire Hathaway, Inc.
3.20%, 02/11/15	560,000	578,407
Boeing Capital Corporation
4.70%, 10/27/19	230,000	244,286
Boeing Co.
4.88%, 02/15/20	300,000	323,544
6.63%, 02/15/38	210,000	246,554
Boston Scientific Corporation
4.50%, 01/15/15Δ	500,000	510,977
Capital One Capital III
7.69%, 08/15/36	250,000	252,500
Caterpillar Financial Services Corporation
6.20%, 09/30/13	450,000	505,530
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	710,000	930,478
CenterPoint Energy Resources Corporation
5.95%, 01/15/14	525,000	571,790
Chesapeake Energy Corporation
7.25%, 12/15/18	205,000	213,200
Chubb Corporation
6.38%, 03/29/67†	375,000	392,812
CitiFinancial, Inc.
6.63%, 06/01/15	300,000	326,378
Citigroup, Inc.
6.50%, 08/19/13	110,000	120,860
6.00%, 12/13/13	980,000	1,071,606
5.00%, 09/15/14	1,720,000	1,780,795
6.01%, 01/15/15Δ	520,000	570,967
5.50%, 02/15/17Δ	1,160,000	1,202,198
6.13%, 11/21/17	1,000,000	1,097,435
6.13%, 05/15/18Δ	4,800,000	5,266,382
5.38%, 08/09/20Δ	425,000	442,405
6.88%, 03/05/38	1,140,000	1,268,633
Comcast Cable Communications LLC
6.75%, 01/30/11	230,000	230,951
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	83,000	94,494
9.46%, 11/15/22	200,000	277,263
Comcast Corporation
5.70%, 05/15/18	1,250,000	1,377,742
6.95%, 08/15/37	40,000	45,389
6.40%, 03/01/40Δ	140,000	150,575
Comcast Holdings Corporation
10.63%, 07/15/12	550,000	623,327
Community Health Systems, Inc.
8.88%, 07/15/15	250,000	263,125
Complete Production Services, Inc.
8.00%, 12/15/16	280,000	291,200
ConocoPhillips Holding Co.
6.95%, 04/15/29	940,000	1,158,471
COX Communications, Inc.
5.45%, 12/15/14	210,000	231,390
CSC Holdings, Inc.
7.63%, 04/01/11	500,000	507,500
6.75%, 04/15/12	60,000	62,475
CVS Caremark Corporation
6.60%, 03/15/19Δ	780,000	914,758
CVS Pass-Through Trust
6.94%, 01/10/30 144A	937,926	1,022,404

88	See Notes to Financial Statements.

	Par	Value
Daimler Finance NA LLC
5.88%, 03/15/11	$590,000	$596,012
5.75%, 09/08/11Δ	1,900,000	1,963,561
7.30%, 01/15/12	550,000	584,512
6.50%, 11/15/13	100,000	113,282
DCP Midstream LLC
9.75%, 03/15/19 144A@	200,000	258,850
Dean Foods Co.
7.00%, 06/01/16Δ	375,000	345,937
Delta Air Lines 2007-1 A
6.82%, 08/10/22	406,279	436,750
Developers Diversified Realty Corporation
7.50%, 04/01/17	375,000	419,437
Discover Bank
8.70%, 11/18/19	425,000	501,073
DISH DBS Corporation
7.00%, 10/01/13	10,000	10,725
6.63%, 10/01/14	30,000	31,200
7.75%, 05/31/15Δ	200,000	213,500
Dominion Resources, Inc.
5.70%, 09/17/12	1,230,000	1,324,077
Dow Chemical Co.
7.60%, 05/15/14	550,000	634,841
Duke Energy Carolinas LLC
5.63%, 11/30/12	580,000	628,785
Eastman Kodak Co.
7.25%, 11/15/13Δ	390,000	385,125
El Paso Corporation
7.00%, 06/15/17Δ	710,000	752,824
7.80%, 08/01/31	750,000	749,807
El Paso Natural Gas Co.
7.50%, 11/15/26	300,000	332,427
El Paso Performance-Linked Trust
7.75%, 07/15/11 144A	1,460,000	1,501,870
El Paso Pipeline Partners Operating Co., LLC
6.50%, 04/01/20	175,000	184,483
Energy Future Holdings Corporation
5.55%, 11/15/14Δ	120,000	73,500
6.55%, 11/15/34	865,000	311,400
Energy Transfer Partners LP
5.95%, 02/01/15	650,000	713,645
6.70%, 07/01/18Δ	570,000	647,615
Enterprise Products Operating LLC
7.03%, 01/15/68†Δ	350,000	363,626
EOG Resources, Inc.
1.03%, 02/03/14†	3,500,000	3,506,254
Exelon Corporation
5.63%, 06/15/35Δ	655,000	625,623
Fifth Third Bank Ohio
0.39%, 05/17/13†	400,000	384,717
First Niagara Financial Group, Inc.
6.75%, 03/19/20	250,000	260,787
FirstEnergy Corporation
6.45%, 11/15/11	3,000	3,123
7.38%, 11/15/31	1,180,000	1,247,289
Ford Motor Credit Co., LLC
5.55%, 06/15/11†	607,000	616,864
12.00%, 05/15/15	1,320,000	1,661,946
5.63%, 09/15/15Δ	4,100,000	4,249,830
8.00%, 12/15/16Δ	1,300,000	1,454,433
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	1,995,000	2,209,676
General Electric Capital Corporation
5.45%, 01/15/13Δ	150,000	161,388
6.00%, 08/07/19Δ	1,850,000	2,061,792
4.38%, 09/16/20	400,000	394,432
General Electric Co.
5.00%, 02/01/13	840,000	898,382
5.25%, 12/06/17	200,000	216,334
Georgia-Pacific LLC
8.13%, 05/15/11	4,000	4,150
GlaxoSmithKline Capital, Inc.
5.65%, 05/15/18	490,000	561,137
Goldman Sachs Capital II
5.79%, 06/01/43†	60,000	51,150
Goldman Sachs Group, Inc.
6.60%, 01/15/12	70,000	74,041
5.30%, 02/14/12Δ	30,000	31,400
3.63%, 08/01/12	110,000	113,564
5.45%, 11/01/12	190,000	203,299
4.75%, 07/15/13	60,000	63,955
5.25%, 10/15/13Δ	160,000	173,267
5.75%, 10/01/16	1,900,000	2,071,460
6.25%, 09/01/17Δ	1,700,000	1,878,612
5.95%, 01/18/18Δ	2,300,000	2,498,835
5.38%, 03/15/20	310,000	320,922
6.00%, 06/15/20Δ	460,000	498,008
HCA, Inc.
6.30%, 10/01/12Δ	32,000	32,880
9.13%, 11/15/14	60,000	63,075
6.50%, 02/15/16Δ	686,000	673,995
9.25%, 11/15/16	480,000	513,300
9.63%, 11/15/16 PIK	95,720	102,779
7.88%, 02/15/20	125,000	134,375
7.69%, 06/15/25	250,000	241,250
Hess Corporation
8.13%, 02/15/19	410,000	518,787
7.88%, 10/01/29	260,000	327,182
7.30%, 08/15/31	430,000	517,187
Hospira, Inc.
5.60%, 09/15/40	275,000	271,253
HSBC Finance Corporation
7.00%, 05/15/12	390,000	418,586
6.38%, 11/27/12Δ	70,000	75,926
6.68%, 01/15/21 144A	100,000	101,211
Humana, Inc.
7.20%, 06/15/18Δ	480,000	543,024
ILFC E-Capital Trust II
6.25%, 12/21/65 144A†Δ	280,000	219,800
International Lease Finance Corporation
6.50%, 09/01/14 144AΔ	240,000	255,600
6.75%, 09/01/16 144A	880,000	943,800
JPMorgan Chase & Co.
5.75%, 01/02/13	320,000	346,903
5.15%, 10/01/15Δ	1,890,000	2,001,000
6.30%, 04/23/19	800,000	912,102
4.95%, 03/25/20Δ	800,000	822,771
4.40%, 07/22/20	230,000	226,813

See Notes to Financial Statements.	89

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
4.25%, 10/15/20	$300,000	$293,574
JPMorgan Chase Capital XXV
6.80%, 10/01/37	375,000	387,866
Kerr-McGee Corporation
6.95%, 07/01/24	450,000	490,231
7.88%, 09/15/31	1,010,000	1,160,948
Kinder Morgan Energy Partners LP
6.75%, 03/15/11	110,000	111,226
7.13%, 03/15/12	500,000	533,551
5.85%, 09/15/12	40,000	42,908
5.00%, 12/15/13	200,000	217,443
6.00%, 02/01/17	250,000	276,368
Kraft Foods, Inc.
6.13%, 08/23/18	350,000	400,810
5.38%, 02/10/20	830,000	894,920
6.50%, 02/09/40	300,000	337,354
Kroger Co.
6.15%, 01/15/20	500,000	567,579
L-3 Communications Corporation
6.38%, 10/15/15	120,000	124,200
Lehman Brothers Holdings Capital Trust VII
5.86%, 11/29/49#	2,330,000	699
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	200,000	47,250
5.63%, 01/24/13#	2,300,000	575,000
6.50%, 07/19/17#	150,000	82
6.75%, 12/28/17#	3,340,000	1,837
Liberty Property LP
4.75%, 10/01/20Δ	575,000	570,089
Life Technologies Corporation
5.00%, 01/15/21	700,000	694,763
Medtronic, Inc.
4.45%, 03/15/20	300,000	312,040
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	1,550,000	1,635,737
6.05%, 05/16/16	375,000	386,806
5.70%, 05/02/17	400,000	401,872
6.40%, 08/28/17Δ	2,300,000	2,435,015
MetLife Capital Trust IV
7.88%, 12/15/37 144AΔ	300,000	318,750
MetLife Capital Trust X
9.25%, 04/08/38 144A@Δ	300,000	354,000
MetLife, Inc.
7.72%, 02/15/19Δ	100,000	122,965
4.75%, 02/08/21Δ	620,000	634,298
6.40%, 12/15/36	150,000	141,750
5.88%, 02/06/41	190,000	201,048
Morgan Stanley
5.63%, 01/09/12Δ	310,000	323,765
5.75%, 08/31/12	2,055,000	2,198,342
1.36%, 03/01/13(E)	500,000	639,579
0.74%, 10/18/16†	340,000	314,459
6.63%, 04/01/18	1,350,000	1,466,556
Motors Liquidation Co.
8.25%, 07/15/23#	210,000	74,025
8.38%, 07/05/33(E)#	170,000	76,103
Nabors Industries, Inc.
9.25%, 01/15/19	3,300,000	4,095,373
NBC Universal, Inc.
4.38%, 04/01/21 144A@Δ	150,000	145,887
New Cingular Wireless Services, Inc.
8.13%, 05/01/12	135,000	147,519
Northwestern Mutual Life Insurance
6.06%, 03/30/40 144A@Δ	600,000	665,110
NRG Energy, Inc.
7.38%, 02/01/16	80,000	82,200
7.38%, 01/15/17Δ	35,000	36,137
Occidental Petroleum Corporation
7.00%, 11/01/13Δ	1,120,000	1,295,814
Overseas Private Investment Corporation
0.00%, 07/12/12Ω†	3,000,000	3,430,327
Pacific Gas & Electric Co.
8.25%, 10/15/18Δ	40,000	52,049
6.05%, 03/01/34	390,000	428,388
5.80%, 03/01/37	250,000	265,868
Patrons’ Legacy
5.65%, 04/17/18 144A	1,290,357	1,233,130
Peabody Energy Corporation
7.88%, 11/01/26Δ	1,100,000	1,199,000
Pemex Project Funding Master Trust
6.63%, 06/15/35	159,000	162,577
PepsiCo, Inc.
7.90%, 11/01/18	140,000	180,402
Pfizer, Inc.
7.20%, 03/15/39	760,000	986,874
Pricoa Global Funding I
0.50%, 09/27/13 144A†	1,700,000	1,675,518
Private Export Funding Corporation
5.45%, 09/15/17	1,600,000	1,829,094
Progress Energy, Inc.
7.75%, 03/01/31	350,000	438,909
ProLogis
1.88%, 11/15/37	350,000	347,812
Prudential Financial, Inc.
4.50%, 11/15/20Δ	900,000	881,887
PVNGS II Funding Corporation, Inc.
8.00%, 12/30/15Δ	929,000	970,997
Qwest Corporation
8.88%, 03/15/12	200,000	216,750
Raytheon Co.
3.13%, 10/15/20	200,000	184,799
Reed Elsevier Capital, Inc.
8.63%, 01/15/19	410,000	522,064
Reinsurance Group of America, Inc.
6.75%, 12/15/65†	250,000	231,706
Rensselaer Polytechnic Institute
5.60%, 09/01/20	675,000	697,198
Roche Holdings, Inc.
6.00%, 03/01/19 144A	430,000	500,844
Service Corporation International
7.63%, 10/01/18Δ	90,000	94,950
7.50%, 04/01/27	200,000	192,500
Simon Property Group LP
10.35%, 04/01/19Δ	750,000	1,026,936
Southern Natural Gas Co.
8.00%, 03/01/32Δ	400,000	460,256

90	See Notes to Financial Statements.

	Par	Value
Sovereign Bank
2.00%, 08/01/13†	$250,000	$250,164
Sprint Capital Corporation
7.63%, 01/30/11Δ	1,100,000	1,104,125
8.38%, 03/15/12Δ	465,000	494,062
6.90%, 05/01/19Δ	30,000	29,775
8.75%, 03/15/32	170,000	172,550
Steel Dynamics, Inc.
6.75%, 04/01/15Δ	225,000	228,937
SunTrust Preferred Capital I
5.85%, 12/31/49†	357,000	276,675
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	540,000	633,965
Tenet Healthcare Corporation
9.25%, 02/01/15Δ	1,262,000	1,350,340
Tennessee Gas Pipeline Co.
7.50%, 04/01/17	250,000	288,654
7.63%, 04/01/37Δ	50,000	55,914
Time Warner Cable, Inc.
8.75%, 02/14/19Δ	650,000	828,367
4.13%, 02/15/21Δ	100,000	95,348
5.88%, 11/15/40	520,000	516,263
Time Warner, Inc.
4.70%, 01/15/21Δ	10,000	10,202
7.70%, 05/01/32	70,000	85,693
6.10%, 07/15/40	140,000	147,415
Time Warner Entertainment Co. LP
8.38%, 07/15/33	590,000	746,686
Transatlantic Holdings, Inc.
8.00%, 11/30/39	300,000	308,004
TransDigm, Inc.
7.75%, 12/15/18 144A	375,000	390,000
UAL 1993 Pass Through Trust A
9.21%, 01/21/17+	81,116	—
UAL 1995 Pass Through Trust A
9.56%, 10/19/18@	139,156	58,619
United Parcel Service, Inc.
4.50%, 01/15/13Δ	770,000	824,087
UnitedHealth Group, Inc.
4.88%, 02/15/13	370,000	394,117
4.88%, 04/01/13	410,000	438,338
Verizon Communications, Inc.
6.10%, 04/15/18	290,000	329,909
Verizon Global Funding Corporation
7.38%, 09/01/12	290,000	320,310
4.38%, 06/01/13	140,000	149,748
Wachovia Bank NA
6.60%, 01/15/38Δ	275,000	303,796
Wachovia Capital Trust III
5.80%, 03/15/42†	500,000	435,625
Wachovia Corporation
5.25%, 08/01/14Δ	1,850,000	1,974,622
5.63%, 10/15/16	250,000	272,298
WEA Finance LLC
7.13%, 04/15/18 144A@	400,000	460,816
WellPoint, Inc.
5.88%, 06/15/17	720,000	805,908
Wells Fargo & Co.
4.38%, 01/31/13	600,000	635,266
7.98%, 03/15/49†Δ	2,600,000	2,756,000
Wells Fargo Capital X
5.95%, 12/15/36	200,000	194,053
Wells Fargo Capital XV
9.75%, 09/26/44†	990,000	1,106,325
Westlake Chemical Corporation
6.63%, 01/15/16	54,000	56,092
Whirlpool Corporation
8.00%, 05/01/12	125,000	134,745
8.60%, 05/01/14	150,000	173,091
Williams Cos., Inc.
7.50%, 01/15/31	15,000	16,892
7.75%, 06/15/31	149,000	168,505
8.75%, 03/15/32Δ	1,053,000	1,291,713
Windstream Corporation
8.63%, 08/01/16	630,000	666,225

Total Corporate Bonds (Cost $174,351,584)		176,604,558

FOREIGN BONDS — 14.0%
Argentina — 0.1%
Argentina Government International Bond
0.00%, 12/15/35(E)Ω†	3,060,000	519,316

Australia — 1.7%
Australia Government Bond
4.75%, 06/15/16(A)	7,800,000	7,735,363
6.00%, 02/15/17(A)	2,400,000	2,527,900
Commonwealth Bank of Australia
3.75%, 10/15/14 144A	440,000	456,859
5.00%, 10/15/19 144A	190,000	199,230
QBE Insurance Group, Ltd.
5.65%, 07/01/23 144A†	525,000	498,787
Rio Tinto Finance USA, Ltd.
3.50%, 11/02/20	1,180,000	1,122,431
Westpac Banking Corporation
1.90%, 12/14/12 144A@	1,500,000	1,526,096

		14,066,666

Bermuda — 0.1%
Arch Capital Group, Ltd.
7.35%, 05/01/34	250,000	259,776
Endurance Specialty Holdings, Ltd.
6.15%, 10/15/15	200,000	210,112

		469,888

Brazil — 0.1%
Brazilian Government International Bond
8.25%, 01/20/34	600,000	802,500
Telemar Norte Leste SA
5.50%, 10/23/20 144A@Δ	225,000	217,688

		1,020,188

Canada — 1.7%
Canadian Government Bond
1.50%, 03/01/12(C)	12,700,000	12,778,296
Hydro Quebec
6.30%, 05/11/11	305,000	311,310
Nexen, Inc.
7.50%, 07/30/39	175,000	190,899
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20	110,000	115,131

See Notes to Financial Statements.	91

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Rogers Communications, Inc.
6.38%, 03/01/14	$90,000	$101,198
6.75%, 03/15/15	10,000	11,619
Teck Resources, Ltd.
10.75%, 05/15/19	400,000	520,767
TransCanada PipeLines, Ltd.
6.35%, 05/15/67†Δ	400,000	395,484

		14,424,704

Cayman Islands — 0.5%
MUFG Capital Finance 1, Ltd.
6.35%, 07/25/25†	450,000	456,480
Petrobras International Finance Co.
6.13%, 10/06/16	271,000	299,461
5.75%, 01/20/20	235,000	245,003
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 12/29/49 144A†@	1,015,000	1,008,347
Systems 2001 Asset Trust LLC
6.66%, 09/15/13 144A	516,490	558,622
Transocean, Inc.
6.50%, 11/15/20Δ	600,000	638,196
Vale Overseas, Ltd.
8.25%, 01/17/34	80,000	99,897
6.88%, 11/21/36	511,000	563,368

		3,869,374

Chile — 0.0%
Corp Nacional del Cobre de Chile
4.75%, 10/15/14 144AΔ	210,000	224,723

Denmark — 0.5%
BRFkredit AS
2.05%, 04/15/13 144A@	2,500,000	2,543,625
Danske Bank AS
2.50%, 05/10/12 144A@	600,000	614,831
FIH Erhvervsbank A/S
2.00%, 06/12/13 144A@	1,000,000	1,017,212

		4,175,668

France — 1.1%
AXA SA
6.46%, 12/14/18 144A†@	150,000	135,375
Cie de Financement Foncier
1.63%, 07/23/12 144A@	900,000	904,568
2.13%, 04/22/13 144A@Δ	300,000	302,722
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15Δ	200,000	204,500
7.75%, 05/15/17	155,000	159,650
Credit Agricole SA
8.38%, 10/13/19 144A†@Δ	1,180,000	1,218,350
Dexia Credit Local
2.75%, 01/10/14 144A	5,900,000	5,994,589
Legrand France SA
8.50%, 02/15/25	250,000	293,254

		9,213,008

Iceland — 0.1%
Glitnir Banki HF
6.33%, 07/28/11 144A#@	600,000	181,500
6.38%, 09/25/12 144A#@	580,000	175,450
6.69%, 06/15/16 144A#@Δ	1,000,000	10
7.45%, 09/14/16 144A#@	100,000	1
Kaupthing Bank HF
5.75%, 10/04/11 144A#@	250,000	68,125
7.63%, 02/28/15 144A#@	2,490,000	678,525
7.13%, 05/19/16 144A#@	350,000	3
Landsbanki Islands HF
6.10%, 08/25/11 144A#@	1,500,000	172,500

		1,276,114

India — 0.1%
ICICI Bank, Ltd.
6.38%, 04/30/22†	110,000	104,971
ICICI Bank, Ltd.
6.38%, 04/30/22 144A†	418,000	420,149

		525,120

Ireland — 0.0%
DEPFA ACS Bank
5.13%, 03/16/37 144A	280,000	189,440
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
8.38%, 04/30/13 144AΔ	120,000	130,200

		319,640

Italy — 0.1%
Intesa Sanpaolo SpA
3.63%, 08/12/15 144A	290,000	280,648
Telecom Italia Capital SA
6.20%, 07/18/11Δ	150,000	153,960
5.25%, 11/15/13	165,000	172,012
4.95%, 09/30/14	260,000	266,607
5.25%, 10/01/15	130,000	133,240

		1,006,467

Japan — 0.2%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.85%, 01/22/15 144A	440,000	459,169
Resona Bank, Ltd.
5.85%, 07/15/49 144A†	250,000	250,050
Sumitomo Mitsui Banking Corporation
3.15%, 07/22/15 144AΔ	640,000	652,075

		1,361,294

Jersey — 0.5%
HSBC Capital Funding LP
4.61%, 12/29/49 144A†@	960,000	908,935
Magnolia Funding, Ltd.
3.00%, 04/20/17 144A(E)	2,275,253	3,029,556
United Business Media, Ltd.
5.75%, 11/03/20 144A	260,000	250,075

		4,188,566

Luxembourg — 0.7%
Fiat Finance & Trade, Ltd. SA
9.00%, 07/30/12(E)	700,000	1,007,771
FMC Finance III SA
6.88%, 07/15/17Δ	250,000	266,250
Gazprom Via Gaz Capital SA
6.51%, 03/07/22 144AΔ	3,200,000	3,280,000
Gazprom Via Gaz Capital SA
9.25%, 04/23/19	290,000	357,802
Russian Capital SA for OJSC Russian Agricultural Bank
6.30%, 05/15/17 144A	300,000	303,000

92	See Notes to Financial Statements.

	Par	Value
TNK-BP Finance SA
7.50%, 07/18/16 144A	$110,000	$122,512
Tyco International Group SA
6.00%, 11/15/13	710,000	788,153

		6,125,488

Mexico — 0.5%
America Movil SAB de CV
5.63%, 11/15/17	270,000	295,693
5.00%, 03/30/20 144AΔ	240,000	250,667
BBVA Bancomer SA Texas
7.25%, 04/22/20 144A@Δ	625,000	662,689
Mexican Bonos
10.00%, 12/05/24(M)	6,657,600	673,361
8.50%, 11/18/38(M)	2,886,800	249,987
Mexico Government International Bond
6.75%, 09/27/34	601,000	679,130
6.05%, 01/11/40	134,000	137,685
Petroleos Mexicanos
8.00%, 05/03/19	720,000	871,200
5.50%, 01/21/21 144A	370,000	376,475

		4,196,887

Netherlands — 0.8%
Achmea Hypotheekbank NV
3.20%, 11/03/14 144A@	2,000,000	2,082,722
Deutsche Telekom International Finance BV
5.75%, 03/23/16Δ	510,000	571,843
Fortis Bank Nederland NV
1.51%, 06/10/11(E)†	700,000	936,122
ING Bank NV
3.90%, 03/19/14 144A	500,000	537,624
LeasePlan Corporation NV
3.00%, 05/07/12 144A@	1,200,000	1,232,730
Rabobank Nederland
11.00%, 06/30/19 144A†	687,000	888,786
Shell International Finance BV
4.38%, 03/25/20	700,000	735,594

		6,985,421

New Zealand — 0.2%
ANZ National International, Ltd.
3.25%, 04/02/12 144A@	1,900,000	1,955,415
Westpac Securities NZ, Ltd.
2.50%, 05/25/12 144A@	200,000	204,728

		2,160,143

Norway — 0.3%
DnB NOR Boligkreditt
2.10%, 10/14/15 144A@Δ	1,100,000	1,047,504
Sparebanken 1 Boligkreditt
1.25%, 10/25/13 144A@Δ	1,900,000	1,888,543

		2,936,047

Peru — 0.0%
Peruvian Government International Bond
5.63%, 11/18/50	70,000	65,100

Portugal — 0.5%
Obrigacoes do Tesouro
2.21%, 05/16/47(E)Ω	3,000,000	4,009,540

Qatar — 0.2%
Qatar Government International Bond
5.15%, 04/09/14	510,000	550,443
5.25%, 01/20/20@Δ	580,000	614,800
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/19 144A@	250,000	291,235

		1,456,478

Russia — 0.0%
Russian Federation
7.50%, 03/31/30	214,800	248,953

South Africa — 0.2%
South Africa Government Bond
8.00%, 12/21/18(S)	3,180,000	482,010
6.75%, 03/31/21(S)	7,200,000	989,737

		1,471,747

South Korea — 0.0%
Export-Import Bank of Korea
5.25%, 02/10/14	235,000	249,940

Spain — 0.1%
Santander US Debt SA Unipersonal
3.72%, 01/20/15 144A	700,000	663,834
3.78%, 10/07/15 144A	100,000	94,059
Telefonica Emisiones SAU
5.13%, 04/27/20	435,000	419,554

		1,177,447

Sweden — 0.8%
Nordea Bank AB
3.70%, 11/13/14 144A	390,000	402,358
4.88%, 01/27/20 144A	110,000	113,055
Stadshypotek AB
1.45%, 09/30/13 144A@	5,800,000	5,796,862
Swedish Housing Finance Corporation
3.13%, 03/23/12@	300,000	307,793

		6,620,068

Switzerland — 0.2%
Credit Suisse AG
5.40%, 01/14/20Δ	200,000	204,617
UBS AG
1.38%, 02/23/12†	400,000	403,511
3.88%, 01/15/15Δ	530,000	546,737
4.88%, 08/04/20Δ	180,000	183,470

		1,338,335

United Arab Emirates — 0.0%
Dolphin Energy, Ltd.
5.89%, 06/15/19 144A@	258,412	276,963

United Kingdom — 2.2%
Abbey National Treasury Services PLC
3.88%, 11/10/14 144A	3,800,000	3,768,893
Anglo American Capital PLC
9.38%, 04/08/14 144A@Δ	100,000	120,484
9.38%, 04/08/19 144AΔ	275,000	370,482
Barclays Bank PLC
5.20%, 07/10/14	460,000	497,238
6.05%, 12/04/17 144AΔ	230,000	236,266

See Notes to Financial Statements.	93

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
BP Capital Markets PLC
5.25%, 11/07/13Δ	$1,190,000	$1,289,640
3.88%, 03/10/15Δ	635,000	655,626
4.50%, 10/01/20	375,000	374,828
HSBC Holdings PLC
6.80%, 06/01/38Δ	250,000	271,203
Lloyds TSB Bank PLC
1.18%, 06/09/11(E)†	500,000	668,657
6.50%, 09/14/20 144A@Δ	350,000	322,572
12.00%, 12/16/39 144A†	3,200,000	3,493,045
Royal Bank of Scotland PLC
1.50%, 03/30/12 144A@	2,400,000	2,421,415
4.88%, 08/25/14 144A@	425,000	435,633
4.88%, 03/16/15	200,000	204,778
3.95%, 09/21/15Δ	970,000	954,555
Royal Bank of Scotland Group PLC
6.40%, 10/21/19Δ	880,000	887,066
7.64%, 03/31/45	300,000	201,000
Silverstone Master Issuer PLC
1.68%, 01/21/55 144A†@	1,200,000	1,201,211
WPP Finance UK
8.00%, 09/15/14	226,000	260,212

		18,634,804

Venezuela — 0.0%
Venezuela Government International Bond
5.75%, 02/26/16Δ	260,000	183,612
7.75%, 10/13/19	160,000	109,200
8.25%, 10/13/24	50,000	32,750

		325,562

Virgin Islands (British) — 0.5%
Gerdau Trade, Inc.
5.75%, 01/30/21 144A	4,000,000	4,030,000

Total Foreign Bonds (Cost $120,434,623)		118,969,659

LOAN AGREEMENT — 0.0%
Ford Motor Co. Tranche B
3.74%, 12/15/13
(Cost $40,349)	40,349	40,258

MORTGAGE-BACKED SECURITIES — 52.1%
ABN Amro Mortgage Corporation
0.00%, 06/25/33 IOΩ	56,670	2,794
American Home Mortgage Assets
1.25%, 11/25/46†	1,393,065	686,525
Arkle Master Issuer PLC
1.68%, 05/17/60 144A†@	1,100,000	1,098,545
Avis Budget Rental Car Funding AESOP LLC
3.15%, 03/20/17 144A	160,000	156,253
Banc of America Large Loan, Inc., Sereis 2010-UB5, Cl A4
5.64%, 02/17/51 144A†	100,000	106,547
Bank of America Funding Corporation
0.34%, 07/20/36†	234,141	233,498
Bank of America Mortgage Securities, Inc.
2.77%, 07/25/34†	344,565	316,570
Bear Stearns Adjustable Rate Mortgage Trust
5.67%, 02/25/33†	96,892	96,538
5.28%, 05/25/34†	656,960	643,652
2.73%, 03/25/35†	1,345,248	1,277,987
Bear Stearns Alt-A Trust
0.90%, 04/25/34†	99,520	84,686
2.88%, 05/25/35†	558,404	466,916
2.96%, 09/25/35†	835,071	634,606
Bear Stearns Structured Products, Inc.
2.36%, 01/26/36†	1,417,788	925,244
Chase Mortgage Finance Corporation
3.07%, 02/25/37†	275,904	258,277
Citigroup Mortgage Loan Trust, Inc.
4.90%, 12/25/35†	1,673,594	1,576,796
Commercial Mortgage Pass-Through Certificates
5.76%, 06/10/46†	1,250,000	1,366,717
Countrywide Alternative Loan Trust
5.50%, 10/25/33	146,526	153,473
0.61%, 09/25/35†	2,000,120	1,254,855
1.83%, 09/25/35†	281,707	183,457
0.59%, 10/25/35†	1,325,861	804,646
0.58%, 11/20/35†	1,618,335	983,763
0.59%, 11/20/35†	1,972,929	1,203,660
0.53%, 01/25/36†	666,003	452,518
0.53%, 02/25/36†	1,518,663	828,995
6.00%, 08/25/37	1,242,988	947,905
0.47%, 06/25/46†	1,029,802	460,689
0.45%, 09/25/46†	1,452,348	873,112
Countrywide Home Loan Mortgage Pass-Through Trust
3.03%, 02/19/34†	1,256,791	1,184,346
3.09%, 11/20/34†	258,107	221,496
0.68%, 11/25/34 144A†	25,692	22,462
0.62%, 03/25/35 144A†	99,253	81,822
0.50%, 03/25/36†	463,277	315,826
Credit Suisse Mortgage Capital Certificates
5.38%, 02/15/40	1,800,000	1,828,188
CS First Boston Mortgage Securities Corporation
0.00%, 07/25/33 IOΩ†	292,630	7,819
0.00%, 08/25/33 IOΩ†	213,921	—
6.53%, 06/15/34	635,656	638,808
Federal Home Loan Mortgage Corporation
7.00%, 11/01/14	19,634	21,283
7.00%, 04/01/15	10,001	10,841
7.00%, 12/01/15	17,271	18,461
8.50%, 06/01/16	10,820	12,095
8.50%, 06/01/18	4,809	5,375
4.50%, 09/01/18	17,851	18,844
8.00%, 08/01/24	3,022	3,529
7.50%, 11/01/29	10,772	12,349
7.50%, 12/01/29	18,511	21,221
7.50%, 02/01/31	29,070	33,355
2.66%, 07/01/31†	28,542	29,823
2.61%, 08/01/31†	3,634	3,790
7.50%, 11/01/31	10,058	11,544

94	See Notes to Financial Statements.

	Par	Value
2.85%, 04/01/32†	$6,920	$7,240
2.72%, 03/01/34†	7,062	7,353
5.00%, 12/01/34	82,256	86,732
5.50%, 05/01/35	1,186,785	1,272,597
5.00%, 11/01/35	1,078,586	1,136,604
5.50%, 11/01/35	452,928	485,500
5.00%, 12/01/35	83,058	88,097
5.50%, 01/01/36	213,041	228,695
6.00%, 02/01/36	1,305,151	1,421,162
5.98%, 01/01/37†	920,994	974,026
5.64%, 04/01/37†	1,586,461	1,674,277
6.00%, 04/01/37	8,862	9,798
0.00%, 04/15/37Ω†	5,107	5,116
5.50%, 07/01/37	369,355	396,495
6.00%, 07/01/37	2,507	2,771
5.57%, 09/01/37†	856,700	908,924
6.00%, 09/01/37	110,820	122,501
5.50%, 02/01/38	212,080	226,272
5.50%, 04/01/38	142,790	152,345
6.00%, 07/01/38	42,457	46,938
5.50%, 12/01/38	673,296	718,139
6.00%, 12/01/38	116,345	128,625
5.50%, 01/01/39 TBA	5,000,000	5,328,125
6.00%, 01/01/39	58,744	64,945
5.50%, 02/01/39	153,337	163,550
4.50%, 09/01/39	914,192	944,816
4.50%, 11/01/39	967,095	991,935
4.50%, 01/01/40 TBA	2,000,000	2,049,376
5.00%, 01/01/40 TBA	3,000,000	3,146,250
5.50%, 01/01/40	928,199	990,310
4.50%, 05/01/40	476,921	489,171
4.00%, 01/01/41 TBA	6,100,000	6,055,202
4.50%, 01/13/41 TBA	25,500,000	26,129,544
Federal Home Loan Mortgage Corporation REMIC
3.95%, 04/15/22 POΩ†	17,413	15,679
0.76%, 06/15/37†	1,450,434	1,455,475
4.00%, 12/15/38	400,000	391,258
Federal Housing Administration
7.43%, 10/01/18@	151,690	161,717
Federal National Mortgage Association
8.00%, 06/01/15	25,455	27,320
8.00%, 07/01/15	14,049	14,263
8.00%, 09/01/15	26,018	28,222
5.00%, 12/01/17	55,403	58,806
5.00%, 05/01/18	122,389	130,780
4.00%, 09/01/18	2,109,459	2,202,078
5.00%, 04/01/19	326,111	349,154
5.00%, 08/01/19	172,009	184,038
6.00%, 09/01/19	435,994	474,620
5.00%, 10/01/19	142,529	152,510
6.00%, 12/01/20	805,964	877,367
9.50%, 05/01/22	2,816	3,173
3.00%, 07/01/22†	9,690	9,701
5.50%, 09/01/23	426,242	461,984
5.50%, 10/01/23	66,807	72,705
9.50%, 07/01/24	5,486	6,147
3.00%, 01/01/26 TBA	7,000,000	6,852,342
3.50%, 01/01/26 TBA	10,900,000	10,974,938
4.00%, 01/19/26 TBA	5,000,000	5,149,220
4.50%, 01/19/26 TBA	17,000,000	17,820,777
3.00%, 02/01/26 TBA	4,000,000	3,904,376
3.50%, 02/01/26 TBA	4,000,000	4,016,248
3.50%, 09/18/26 TBA	16,000,000	16,110,000
2.91%, 07/01/27†	24,551	24,831
2.50%, 08/01/27†	59,855	62,569
2.91%, 11/01/27†	49,202	49,761
5.50%, 04/01/29	435	470
3.01%, 02/01/30†	155,566	163,725
2.76%, 06/01/30†	20,975	21,187
8.00%, 10/01/30	43,175	48,286
2.76%, 12/01/30†	7,452	7,855
2.91%, 01/01/31†	8,192	8,352
2.57%, 05/01/31†	17,440	18,230
6.00%, 11/01/31	17,158	18,902
6.00%, 01/01/32	71,846	79,146
6.00%, 03/01/32	96,003	105,757
6.00%, 04/01/32	540,179	595,063
2.91%, 06/01/32†	9,575	9,693
3.00%, 08/01/32†	32,884	33,794
2.50%, 02/01/33†	3,174	3,290
3.00%, 05/01/33†	77,391	79,003
6.00%, 05/01/33	10,071	11,094
5.00%, 08/01/33	25,113	26,561
5.50%, 09/01/33	6,813	7,343
6.00%, 12/01/33	4,246	4,678
5.50%, 02/01/34	8,574	9,239
5.50%, 04/01/34	1,422	1,541
5.50%, 08/01/34	13,276	14,394
5.50%, 10/01/34	804	871
6.00%, 10/01/34	70,696	77,709
2.56%, 12/01/34†	533,902	547,992
5.50%, 12/01/34	84,798	91,377
6.00%, 12/01/34	2,099	2,302
6.00%, 01/01/35	741,236	811,278
6.00%, 05/01/35	2,589,412	2,825,800
5.50%, 07/01/35	560	607
6.00%, 07/01/35	636,092	694,161
5.50%, 08/01/35	1,401	1,519
6.00%, 08/01/35	572	625
5.50%, 09/01/35	440,331	473,966
6.00%, 10/01/35	147,910	161,903
2.27%, 11/01/35†	209,699	215,109
2.27%, 11/01/35†	241,021	247,002
2.29%, 11/01/35†	204,642	209,875
2.30%, 11/01/35†	183,005	187,754
2.33%, 11/01/35†	185,503	190,558
2.91%, 11/01/35†	20,951	21,453
6.00%, 11/01/35	1,397,229	1,533,547
5.50%, 12/01/35	6,560	7,112
6.00%, 12/01/35	29,027	31,822
4.50%, 01/01/36 TBA	5,800,000	5,953,155
5.50%, 01/01/36 TBA	5,800,000	6,205,095
6.00%, 02/01/36	18,878	20,696
6.00%, 03/01/36	26,031	28,538
5.50%, 04/01/36	376,211	399,404
6.00%, 04/01/36	25,870	28,361
4.09%, 05/01/36†	303,998	309,263
6.00%, 09/01/36	244,413	270,239
6.00%, 10/01/36	3,776	4,116
6.50%, 10/01/36	273,760	305,254
5.50%, 11/01/36	1,024,189	1,098,211
6.00%, 11/01/36	101,694	110,851
6.50%, 11/01/36	132,920	148,294
6.00%, 12/01/36	340,970	376,994
6.00%, 01/01/37	262,911	289,091

See Notes to Financial Statements.	95

MEDIUM-DURATION BOND FUND SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
5.50%, 02/01/37	$1,203	$1,296
5.53%, 02/01/37†	1,238,643	1,311,188
5.50%, 03/01/37	51,001	54,847
5.50%, 04/01/37	1,908	2,056
6.00%, 04/01/37	12,733	13,855
5.50%, 05/01/37	2,511	2,705
6.00%, 05/01/37	45,107	49,084
5.50%, 06/01/37	911	981
6.00%, 06/01/37	36,643	39,873
6.00%, 07/01/37	5,434,371	5,957,577
5.63%, 07/15/37	300,000	338,353
6.00%, 08/01/37	123,366	134,243
6.00%, 09/01/37	85,510	93,049
6.00%, 10/01/37	254,397	276,826
6.50%, 10/01/37	349,411	391,261
6.00%, 11/01/37	250,952	273,077
2.91%, 12/01/37†	117,079	116,868
5.50%, 12/01/37	381,551	408,531
6.00%, 12/01/37	732,784	797,390
2.91%, 01/01/38†	51,775	53,056
5.50%, 01/01/38	824,358	882,649
6.00%, 01/01/38	325,902	354,704
5.50%, 02/01/38	939	1,012
6.00%, 02/01/38	39,617	43,098
4.50%, 03/01/38	49,892	51,259
5.50%, 03/01/38	2,750	2,964
6.00%, 03/01/38	268,717	292,336
4.50%, 04/01/38	1,517,921	1,559,518
6.00%, 04/01/38	3,905	4,249
5.50%, 05/01/38	501,235	536,606
6.00%, 05/01/38	790	859
5.50%, 06/01/38	501,967	537,405
5.50%, 07/01/38	672,671	722,717
6.00%, 07/01/38	549,661	597,950
5.50%, 08/01/38	4,203	4,530
5.50%, 09/01/38	1,947	2,098
6.00%, 10/01/38	34,946	38,115
5.50%, 12/01/38	678,070	730,889
6.00%, 01/01/39 TBA	2,000,000	2,173,750
5.00%, 01/13/39 TBA	300,000	315,375
4.50%, 08/01/39	237,834	246,210
5.50%, 08/01/39	192,109	205,633
4.50%, 09/01/39	187,923	194,541
4.50%, 10/01/39	91,952	95,190
5.50%, 10/01/39	900,204	964,191
4.50%, 12/01/39	185,488	192,020
6.00%, 12/01/39	4,320,052	4,700,931
4.00%, 01/01/40 TBA	1,000,000	1,029,844
4.50%, 01/01/40 TBA	17,000,000	17,448,902
5.00%, 01/01/40 TBA	1,000,000	1,051,250
5.50%, 01/01/40 TBA	8,000,000	8,558,752
5.50%, 02/01/40 TBA	2,200,000	2,349,532
1.74%, 06/01/40†	90,453	91,891
1.74%, 10/01/40†	273,625	277,859
2.91%, 11/01/40†	48,110	49,998
3.50%, 01/01/41 TBA	700,000	668,500
4.00%, 01/01/41 TBA	47,300,000	47,048,743
4.50%, 01/13/41 TBA	31,900,000	32,742,351
4.00%, 02/01/41 TBA	3,000,000	2,975,625
4.00%, 02/10/41 TBA	23,000,000	22,813,125
Federal National Mortgage Association REMIC
11.97%, 08/25/21 IOΩ†	157	3,633
8.68%, 10/25/21 IOΩ†	258	4,924
0.86%, 05/25/30†	1,041,317	1,042,355
0.71%, 10/18/30†	41,757	41,914
0.00%, 07/25/33 IOΩ†	202,629	1,962
0.00%, 04/25/34 IOΩ†	351,217	7,583
0.00%, 06/25/34 IOΩ†	463,268	3,451
FFCA Secured Lending Corporation
17.23%, 09/18/27 IO 144AΩ†@	796,405	30,295
FHLMC MultiFamily Structured Pass Through Certificates
1.52%, 08/25/20 IOΩ†	1,308,877	121,074
FHLMC Structured Pass-Through Securities
1.74%, 07/25/44†	1,906,394	1,863,101
First Horizon Alternative Mortgage Securities
2.38%, 06/25/34†	869,317	782,011
GMAC Commercial Mortgage Securities, Inc.
6.28%, 11/15/39	1,939,271	1,990,941
GMAC Mortgage Corporation Loan Trust
3.39%, 06/25/34†	348,136	354,387
Government National Mortgage Association
3.95%, 07/15/25	200,000	200,954
7.00%, 10/15/25	55,957	63,979
7.00%, 01/15/26	13,922	15,931
7.00%, 07/15/27	121,669	139,164
7.00%, 12/15/27	1,462	1,675
7.00%, 01/15/28	30,179	34,577
7.00%, 03/15/28	153,352	175,590
7.00%, 07/15/28	22,377	25,637
7.50%, 07/15/28	14,494	16,742
6.50%, 08/15/28	13,912	15,794
7.00%, 08/15/28	32,806	37,586
7.50%, 08/15/28	11,957	13,812
6.50%, 09/15/28	54,279	61,625
7.00%, 10/15/28	63,840	73,142
7.50%, 03/15/29	40,320	46,532
7.50%, 11/15/29	23,478	27,141
3.13%, 11/20/29†	68,841	70,853
8.50%, 08/15/30	2,341	2,826
8.50%, 11/20/30	18,204	21,896
6.50%, 08/15/31	122,768	138,462
7.50%, 08/15/31	31,510	36,523
6.50%, 10/15/31	211,760	239,198
6.00%, 11/15/31	625,287	688,431
6.50%, 11/15/31	225,484	254,308
6.00%, 12/15/31	145,112	159,766
6.00%, 01/15/32	217,630	240,287
6.00%, 02/15/32	353,391	389,078
6.50%, 02/15/32	391,822	444,096
6.00%, 04/15/32	176,293	194,646
7.50%, 04/15/32	86,039	99,963
6.50%, 06/15/32	204,049	230,133
6.50%, 07/15/32	3,877	4,373
6.50%, 08/15/32	353,220	398,373
6.50%, 09/15/32	364,821	411,457
6.00%, 10/15/32	356,022	391,975
6.00%, 11/15/32	321,346	354,033
6.00%, 12/15/32	128,769	141,772

96	See Notes to Financial Statements.

	Par	Value
6.50%, 12/15/32	$24,955	$28,145
22.28%, 12/20/32 IOΩ†	343,162	49,018
6.00%, 01/15/33	152,059	167,415
6.00%, 02/15/33	116,774	128,566
6.50%, 03/15/33	47,307	53,355
6.50%, 04/15/33	874,609	986,413
6.00%, 05/15/33	579,056	637,531
6.00%, 06/15/33	97,923	107,811
6.00%, 10/15/33	412,693	454,368
6.50%, 10/15/33	199,974	225,537
6.00%, 12/15/33	401,296	441,820
23.99%, 07/20/34 IOΩ†	273,337	36,013
6.50%, 08/15/34	761,802	897,994
19.69%, 02/20/35 IOΩ†	239,498	37,258
20.99%, 02/20/35 IOΩ†	305,432	45,366
20.48%, 07/20/35 IOΩ†	575,173	77,266
30.72%, 08/20/35 IOΩ†	599,974	80,106
25.75%, 11/16/35 IOΩ†	674,713	97,469
14.94%, 08/16/36 IOΩ†	726,380	135,296
0.56%, 03/20/37†	2,673,976	2,661,355
16.13%, 05/16/37 IOΩ†	695,032	91,037
0.56%, 05/20/37†	1,131,098	1,126,415
23.36%, 11/16/37 IOΩ†	459,397	60,070
6.00%, 01/01/39 TBA	600,000	656,911
5.50%, 01/15/39	162,282	175,543
4.00%, 01/01/40 TBA	200,000	201,344
4.50%, 02/01/40 TBA	3,000,000	3,105,936
17.76%, 02/16/40 IOΩ†	338,649	51,610
4.50%, 03/15/40	939,173	976,342
25.19%, 07/16/40 IOΩ†	907,594	124,996
5.00%, 07/20/40	97,136	103,324
5.00%, 08/20/40	1,374,969	1,462,556
5.00%, 09/20/40	396,550	421,811
4.50%, 10/20/40	2,699	2,806
3.50%, 01/01/41 TBA	3,000,000	2,888,436
4.00%, 01/01/41 TBA	7,900,000	7,945,733
4.50%, 01/01/41 TBA	4,700,000	4,879,187
5.50%, 01/01/41 TBA	800,000	860,756
Greenpoint Mortgage Funding Trust
0.44%, 01/25/37†	1,255,212	787,353
0.34%, 02/25/47†	2,207,947	1,667,931
Greenwich Capital Commercial Funding Corporation
5.44%, 03/10/39	1,500,000	1,580,368
GS Mortgage Securities Corporation II
4.68%, 07/10/39	1,079,158	1,124,483
5.81%, 08/01/45†	700,000	731,788
GSMPS Mortgage Loan Trust
0.49%, 02/25/35 144A†	194,881	171,678
0.61%, 09/25/35 144A†	1,981,162	1,643,546
GSR Mortgage Loan Trust
2.83%, 09/25/35†	785,283	749,078
HarborView Mortgage Loan Trust
0.50%, 01/19/36†	212,353	126,958
Holmes Master Issuer PLC
1.67%, 10/15/54 144A†@	500,000	499,994
Impac CMB Trust
0.98%, 10/25/34†	109,166	69,632
0.52%, 11/25/35†	1,067,810	657,599
Impac Secured Assets CMN Owner Trust
0.51%, 03/25/36†	767,262	360,505
Indymac ARM Trust
1.93%, 01/25/32†	15,258	11,333
Indymac INDA Mortgage Loan Trust
5.87%, 11/25/37†	548,491	440,762
Indymac Index Mortgage Loan Trust
0.56%, 07/25/35†	1,961,850	1,327,511
5.05%, 09/25/35†	476,533	396,243
0.48%, 04/25/46†	825,106	483,998
0.45%, 09/25/46†	1,406,265	834,616
JP Morgan Alternative Loan Trust
0.52%, 01/25/36†	626,972	454,167
JP Morgan Chase Commercial Mortgage Securities Corporation
4.90%, 09/12/37	1,700,000	1,800,502
JP Morgan Mortgage Trust
5.04%, 02/25/35†	627,183	626,176
2.91%, 07/25/35†	401,668	354,494
3.01%, 07/25/35†	463,061	441,665
3.11%, 07/25/35†	440,815	414,266
LB-UBS Commercial Mortgage Trust
4.66%, 07/15/30	872,336	907,302
4.95%, 09/15/30	400,000	426,644
8.00%,
06/15/36 IO 144AΩ†@	3,778,789	8,167
5.37%, 09/15/39	1,650,000	1,765,318
Luminent Mortgage Trust
0.43%, 12/25/36†	3,290,862	2,137,655
0.46%, 02/25/46†	961,718	571,107
MASTR Adjustable Rate Mortgages Trust
2.85%, 05/25/34†	293,715	230,644
2.84%, 11/25/35 144A†	1,087,414	675,707
0.46%, 05/25/47†	3,025,102	1,703,601
MASTR Reperforming Loan Trust
7.00%, 08/25/34 144A	724,075	737,908
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.97%, 08/12/49	300,000	322,869
MLCC Mortgage Investors, Inc.
0.82%, 11/25/29†	402,420	349,052
NCUA Guaranteed Notes
2.65%, 10/29/20	995,069	968,922
2.90%, 10/29/20	1,180,000	1,147,287
Nomura Asset Acceptance Corporation
6.50%, 03/25/34 144A	115,957	116,454
6.50%, 10/25/34 144A†	127,358	130,162
Prime Mortgage Trust
5.50%, 05/25/35 144A	5,635,044	5,068,940
6.00%, 05/25/35 144A	3,728,082	3,436,576
RBSGC Mortgage Pass-Through Certificates
0.71%, 01/25/37†	1,159,602	683,572
Residential Accredit Loans, Inc.
1.33%, 01/25/46†	853,881	479,061
Sequoia Mortgage Trust
1.06%, 07/20/33†	229,979	222,186
0.82%, 10/20/34†	212,795	180,231

See Notes to Financial Statements.	97

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Structured Adjustable Rate Mortgage Loan Trust
2.74%, 11/25/34†	$717,526	$616,624
0.60%, 08/25/35†	512,310	433,225
Structured Asset Mortgage Investments, Inc.
0.51%, 07/19/35†	206,831	147,121
0.57%, 12/25/35†	851,325	520,621
0.49%, 02/25/36†	891,660	570,116
Structured Asset Securities Corporation
0.61%, 06/25/35 144A†	248,647	206,403
Thornburg Mortgage Securities Trust
6.18%, 09/25/37†	1,066,080	1,035,042
6.20%, 09/25/37†	1,020,163	949,943
Wachovia Bank Commercial Mortgage Trust
5.20%, 10/15/44†	1,000,000	1,080,786
Washington Mutual Mortgage Pass-Through Certificates
0.80%, 12/25/27†	1,809,037	1,596,150
12.40%,
12/25/27+ IO 144AΩ †	1,839,152	101,153
2.66%, 02/25/33†	17,902	16,200
5.30%, 12/25/36†	636,430	485,433
5.49%, 02/25/37†	1,044,369	761,583
5.72%, 02/25/37†	670,295	518,841
1.73%, 06/25/42†	37,893	31,714
0.55%, 07/25/45†	1,193,237	1,031,738
0.58%, 07/25/45†	751,749	637,423
0.58%, 08/25/45†	2,652,145	2,241,630
0.55%, 10/25/45†	2,413,549	2,036,497
0.55%, 12/25/45†	1,382,730	1,068,238
1.09%, 04/25/47†	1,464,716	937,906
Wells Fargo Alternative Loan Trust
6.20%, 12/28/37†	1,919,992	1,457,553
Wells Fargo Mortgage-Backed Securities Trust
2.90%, 10/25/35†	575,840	571,253

Total Mortgage-Backed Securities (Cost $452,443,130)		442,772,865

MUNICIPAL BONDS — 2.6%
Chicago Transit Authority, Series A Revenue Bond
6.90%, 12/01/40	1,800,000	1,785,276
Connecticut State Health & Educational Facilities Authority, Yale University, Series Z-1 Revenue Bonds
5.00%, 07/01/42	200,000	202,582
Illinois Finance Authority, Series B Revenue Bond
5.75%, 07/01/33	1,800,000	1,892,628
Kentucky Higher Education Student Loan Corporation, Series 1 Revenue Bond
1.49%, 05/01/34†	350,000	344,333
Los Angeles Department of Water & Power, Build America Revenue Bonds
6.57%, 07/01/45	200,000	204,180
Municipal Electric Authority of Georgia, Series B Revenue Bond
6.64%, 04/01/57	230,000	225,055
6.66%, 04/01/57	130,000	125,869
North Texas Higher Education Authority, Series 1 Revenue Bond
1.19%, 07/01/30†	765,000	742,035
Pennsylvania Higher Education Assistance Agency, Student Loan, Sub-Series HH-10 Revenue Bond
2.16%, 05/01/46†	2,500,000	2,214,350
South Carolina Transportation Infrastructure Bank, Series A Revenue Bond (AMBAC Insured)
5.00%, 10/01/23	2,700,000	2,736,477
State of California General Obligation Bond
7.50%, 04/01/34	525,000	543,769
7.95%, 03/01/36	165,000	169,391
7.55%, 04/01/39	475,000	493,116
7.30%, 10/01/39	360,000	362,916
7.63%, 03/01/40	775,000	809,418
State of Illinois General Obligation Bond
3.32%, 01/01/13	6,500,000	6,505,070
4.42%, 01/01/15	1,400,000	1,407,168
7.35%, 07/01/35	400,000	392,192
Virginia State Housing Development Authority, Commonwealth Mortgage, Series H-1 Revenue Bond (NATL-RE Insured)
5.38%, 07/01/36	1,000,000	1,006,430

Total Municipal Bonds (Cost $21,946,885)		22,162,255

	Notional Amount
PURCHASED OPTIONS — 0.0%
Put Options — 0.0%
30-Year Federal Home Loan Mortgage Corporation, Strike Price $96.00, Expires 01/06/11	$27,000,000	—
30-Year Federal National Mortgage Association, Strike Price $92.00, Expires 01/06/11	22,500,000	—
30-Year Federal National Mortgage Association, Strike Price $96.00, Expires 01/06/11	2,000,000	—

Total Purchased Options (Cost $6,035)		—

98	See Notes to Financial Statements.

	Par	Value
U.S. TREASURY OBLIGATIONS — 13.3%
U.S. Treasury Bills
0.19%, 06/16/11	$33,100,000	$33,074,367

U.S. Treasury Bonds
8.13%, 08/15/19	300,000	418,008
8.50%, 02/15/20Δ	2,300,000	3,291,157
6.25%, 08/15/23	2,800,000	3,519,687
7.50%, 11/15/24	800,000	1,121,000
4.38%, 02/15/38Δ	400,000	404,312
4.25%, 05/15/39	2,600,000	2,561,814
4.38%, 11/15/39Δ	9,850,000	9,903,870
4.63%, 02/15/40Δ	1,800,000	1,885,781
4.38%, 05/15/40Δ	5,280,000	5,306,379

		28,412,008

U.S. Treasury Inflationary Index Bonds
2.38%, 04/15/11‡‡	1,300,000	1,446,058
1.25%, 07/15/20‡‡	15,700,000	16,142,970
2.38%, 01/15/25‡‡	2,090,000	2,704,524
2.38%, 01/15/27‡‡	1,880,000	2,270,918
1.75%, 01/15/28‡‡	3,000	3,196
3.88%, 04/15/29‡‡	3,068,000	5,486,808
2.13%, 02/15/40	950,000	1,021,196

		29,075,670

U.S. Treasury Notes
1.00%, 09/30/11	9,600,000	9,653,251
1.38%, 02/15/13	70,000	71,066
0.50%, 11/15/13Δ	40,000	39,491
2.75%, 02/15/19‡‡	6,700,000	6,614,682
3.13%, 05/15/19	1,700,000	1,718,195
3.38%, 11/15/19Δ	3,000,000	3,063,048
2.63%, 11/15/20Δ	765,000	721,730
6.13%, 11/15/27	600,000	753,844
3.88%, 08/15/40Δ	180,000	165,825

		22,801,132

Total U.S. Treasury Obligations (Cost $112,837,952)		113,363,177

	Shares
COMMON STOCKS — 0.0%
Financial Services — 0.0%
Holdco, Cl A+	14,317	26,785
Holdco, Cl B+	128,860	241,075

		267,860

Producer Durables — 0.0%
Nortek, Inc.	1,362	49,032

Total Common Stocks (Cost $775,897)		316,892

PREFERRED STOCKS — 0.3%
Federal Home Loan Mortgage Corporation	55,675	33,962
Federal National Mortgage Association	42,050	23,526
Motors Liquidation Co.Δ	40,650	333,330
Wells Fargo & Co.Δ	2,400	2,401,320

Total Preferred Stocks (Cost $4,635,857)		2,792,138

	Par	Value
REPURCHASE AGREEMENTS — 18.2%
Barclays Capital, Inc.
0.17% (dated 12/23/10, due 01/13/11, repurchase price $19,001,884, collateralized by U.S. Treasury Inflationary Index Bond, 3.500%, due 01/15/11, total market value $24,329,039)	$19,000,000	$19,000,000
Citigroup Global Markets, Inc.
0.21% (dated 01/03/11, due 01/04/11, repurchase price $18,673,487, collateralized by U.S. Treasury Note, 1.000%, due 07/15/13, total market value $19,069,689)	18,673,378	18,673,378
Citigroup Global Markets, Inc.
0.21% (dated 01/03/11, due 01/04/11, repurchase price $49,426,910, collateralized by U.S. Treasury Note, 1.000%, due 07/15/13, total market value $50,475,620)	49,426,622	49,426,622
Merrill Lynch & Co., Inc.
0.22% (dated 12/31/10, due 01/03/11, repurchase price $49,816,913, collateralized by U.S. Treasury Note, 3.375%, due 11/15/19, total market value $51,257,384)	49,816,000	49,816,000
Merrill Lynch & Co., Inc.
0.22% (dated 12/31/10, due 01/03/11, repurchase price $9,300,171, collateralized by U.S. Treasury Note, 3.375%, due 11/15/19, total market value $9,569,754)	9,300,000	9,300,000
Merrill Lynch & Co., Inc.
0.22% (dated 12/31/10, due 01/03/11, repurchase price $8,784,161, collateralized by U.S. Treasury Note, 0.625%, due 07/31/12, total market value $8,989,648)	8,784,000	8,784,000

Total Repurchase Agreements (Cost $155,000,000)		155,000,000

	Shares
MONEY MARKET FUNDS — 18.2%
GuideStone Money Market Fund (GS4 Class)¥	100,976,120	100,976,120
Northern Institutional Liquid Assets Portfolio§	53,322,138	53,322,138

Total Money Market Funds (Cost $154,298,258)		154,298,258

TOTAL INVESTMENTS — 144.6% (Cost $1,246,107,902)		1,229,534,396

See Notes to Financial Statements.	99

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

	Number of Contracts	Value
WRITTEN OPTIONS — (0.1)%
Call Options — 0.0%
September 2011 90-Day Eurodollar Futures, Strike Price $99.375, Expires 09/19/11 (JPM)	(18)	$(10,575)

	Notional Amount
Call Swaptions — 0.0%
3-Month LIBOR, Strike Price $3.25, Expires 01/24/11 (CITI)	$(1,800,000)	(6,242)
3-Month LIBOR, Strike Price $3.25, Expires 01/24/11 (DEUT)	(10,500,000)	(36,408)
3-Month LIBOR, Strike Price $3.25, Expires 01/24/11 (RBS)	(5,700,000)	(19,764)
CDX IG15 Index, Strike Price $0.90, Expiration Date 03/16/11 (MSCS)	(1,200,000)	(5,147)

		(67,561)

	Number of Contracts
Put Options — 0.0%
September 2011 90-Day Eurodollar Futures, Strike Price $99.375, Expires 09/19/11 (JPM)	(18)	(7,425)

	Notional Amount
Put Swaptions — (0.1)%
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (BAR)	$(300,000)	(214)
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (CS)	(100,000)	(71)
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (DEUT)	(500,000)	(357)
3-Month LIBOR, Strike Price $10.00, Expires 07/10/12 (MSCS)	(5,600,000)	(3,996)
3-Month LIBOR, Strike Price $2.25, Expires 06/19/12 (RBS)	(3,700,000)	(58,550)
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (CITI)	(900,000)	(12,748)
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (MSCS)	(1,500,000)	(21,246)
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (RBS)	(16,000,000)	(226,627)
3-Month LIBOR, Strike Price $2.25, Expires 09/24/12 (UBS)	(2,800,000)	(39,660)

	Notional Amount	Value
3-Month LIBOR, Strike Price $2.75, Expires 06/18/12 (DEUT)	$(3,900,000)	$(61,714)
3-Month LIBOR, Strike Price $3.00, Expires 06/18/12 (BAR)	(5,800,000)	(76,615)
3-Month LIBOR, Strike Price $3.00, Expires 06/18/12 (CITI)	(5,600,000)	(73,973)
3-Month LIBOR, Strike Price $3.00, Expires 06/18/12 (DEUT)	(700,000)	(9,247)
3-Month LIBOR, Strike Price $5.00, Expires 01/24/11 (CITI)	(1,800,000)	(1)
3-Month LIBOR, Strike Price $5.00, Expires 01/24/11 (DEUT)	(10,500,000)	(7)
CDX IG15 Index, Strike Price $1.50, Expiration Date 12/20/15 (MSCS)	(1,200,000)	(771)

		(585,797)

Total Written Options (Premiums received $(652,009))		(671,358)

Liabilities in Excess of Other Assets — (44.5)%		(378,412,003)

NET ASSETS — 100.0%		$850,451,035

Please see abbreviation and footnote definitions beginning on page 180.

100	See Notes to Financial Statements.

Swap agreements outstanding at December 31, 2010:

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ Received	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Buy Protection
Target Corporation, 5.88% due 03/01/12	(0.11)%	06/20/12	MSCS	USD	$1,200,000	$509	$—	$509
CitiFinancial, 6.63% due 06/01/15	(0.15)%	06/20/15	BAR	USD	300,000	15,509	—	15,509
Nabors Industries, 5.375% due 05/15/12	(1.00)%	03/20/19	BNP	USD	3,900,000	125,828	11,024	114,804

					$5,400,000	$141,846	$11,024	$130,822

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Corporate Issues — Sell Protection
Federated Republic of Brazil, 12.25% due 03/06/30	2.65%	(1.04)%	05/20/17	DEUT	USD	$1,000,000	$(8,958)	$—	$(8,958)
GMAC LLC, 6.88% due 08/28/12	1.21%	(3.53)%	09/20/17	DEUT	USD	4,100,000	199,766	—	199,766

						$5,100,000	$190,808	$—	$190,808

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Buy Protection
Dow Jones CDX HY-8 Index	(1.60)%	06/20/12	MLCS	USD	$1,200,000	$(16,047)	$—	$(16,047)
Dow Jones CDX IG14 Index	(1.00)%	06/20/15	UBS	USD	3,900,000	(36,628)	(25,931)	(10,697)
Dow Jones CDX IG10 Index	(0.80)%	12/20/17	RBS	USD	7,163,200	183,432	75,881	107,551
Dow Jones CDX IG10 Index	(1.50)%	06/20/18	MSCS	USD	7,356,800	(151,940)	(222,833)	70,893

					$19,620,000	$(21,183)	$(172,883)	$151,700

Reference Obligation	Implied Credit Spread	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Credit Indices — Sell Protection
CDPHY 515 Index	1.03%	(5.00)%	12/20/15	DEUT	USD	$2,000,000	$108,516	$35,088	$73,428
CDPHY 515 Index	1.03%	(5.00)%	12/20/15	JPM	USD	2,000,000	62,080	58,237	3,843

						$4,000,000	$170,596	$93,325	$77,271

See Notes to Financial Statements.	101

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
KWCDC Index	2.82%	01/28/11	DEUT	KRW	$927,000,000	$190	$—	$190
KWCDC Index	2.83%	01/28/11	JPM	KRW	901,000,000	538	—	538
KWCDC Index	3.87%	06/12/11	DEUT	KRW	400,000,000	234	(10)	244
KWCDC Index	3.90%	06/15/11	JPM	KRW	720,000,000	3,524	(6)	3,530
KWCDC Index	3.72%	06/22/11	JPM	KRW	2,300,000,000	8,652	(14)	8,666
KWCDC Index	3.69%	06/26/11	DEUT	KRW	2,280,000,000	289	(34)	323
KWCDC Index	3.62%	07/06/11	DEUT	KRW	964,630,000	2,295	—	2,295
KWCDC Index	3.63%	07/07/11	DEUT	KRW	1,611,662,000	3,810	—	3,810
KWCDC Index	3.66%	07/08/11	JPM	KRW	766,531,000	5,741	—	5,741
3-Month BRR CDI Index	(10.12)%	01/02/12	MSCS	BRL	8,000,000	(175,698)	(35,671)	(140,027)
Brazil CETIP Interbank Deposit	11.02%	01/02/12	UBS	BRL	1,600,000	9,502	—	9,502
Brazil CETIP Interbank Deposit	11.67%	02/02/12	MSCS	BRL	2,300,000	37,183	8,906	28,277
BZDIOVRA Index	12.26%	01/02/12	DEUT	BRL	4,950,000	(3,853)	—	(3,853)
BZDIOVRA Index	11.51%	01/02/12	DEUT	BRL	10,920,000	(6,344)	—	(6,344)
Brazil CETIP Interbank Deposit	12.59%	01/02/13	MSCS	BRL	6,000,000	52,156	6,401	45,755
Brazil CETIP Interbank Deposit	11.91%	01/02/13	BAR	BRL	15,400,000	54,663	60,776	(6,113)
Brazil CETIP Interbank Deposit	12.48%	01/02/13	CS	BRL	20,500,000	152,246	(3,481)	155,727
BZDIOVRA Index	12.19%	01/02/13	JPM	BRL	2,490,000	1,617	—	1,617
BZDIOVRA Index	11.45%	10/02/13	JPM	BRL	14,880,000	14,263	—	14,263
Brazil CETIP Interbank Deposit	11.99%	01/02/14	BAR	BRL	1,700,000	6,788	437	6,351
Brazil CETIP Interbank Deposit	11.94%	01/02/14	HSBC	BRL	14,400,000	(4,118)	37,055	(41,173)
Brazil CETIP Interbank Deposit	12.12%	01/02/14	HSBC	BRL	15,600,000	99,653	27,939	71,714
3-Month LIBOR	(1.65)%	11/02/14	DEUT	USD	18,400,000	352,992	—	352,992
3-Month LIBOR	(1.63)%	11/05/14	BOA	USD	9,300,000	181,863	—	181,863
3-Month LIBOR	(2.12)%	11/23/14	BOA	USD	6,800,000	76,019	—	76,019
3-Month LIBOR	(1.75)%	06/15/16	DEUT	USD	26,200,000	1,074,458	525,562	548,896
3-Month LIBOR	1.75%	06/15/16	DEUT	USD	14,200,000	(582,340)	(306,362)	(275,978)
3-Month LIBOR	1.75%	06/15/16	DEUT	USD	14,100,000	(578,239)	(492,684)	(85,555)
3-Month LIBOR	(1.75)%	06/15/16	DEUT	USD	4,600,000	186,745	161,564	25,181
3-Month LIBOR	(2.11)%	08/15/17	DEUT	USD	300,000	12,549	—	12,549
3-Month LIBOR	(2.08)%	08/15/17	BOA	USD	2,600,000	112,724	—	112,724
3-Month LIBOR	2.75%	11/02/17	DEUT	USD	15,400,000	(655,053)	—	(655,053)

102	See Notes to Financial Statements.

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counter- party	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month LIBOR	2.75%	11/05/17	BOA	USD	$7,800,000	$(327,578)	$—	$(327,578)
6-Month BBR BBSW Index	5.50%	12/15/17	BAR	AUD	2,200,000	(74,708)	(10,609)	(64,099)
6-Month BBR BBSW Index	5.50%	12/15/17	DEUT	AUD	1,300,000	(44,146)	(5,600)	(38,546)
3-Month LIBOR	(2.25)%	06/15/18	DEUT	USD	1,900,000	114,668	121,102	(6,434)
3-Month LIBOR	3.59%	11/23/19	BOA	USD	6,100,000	(170,836)	—	(170,836)
3-Month LIBOR	2.56%	10/20/20	DEUT	USD	2,800,000	(198,253)	—	(198,253)
3-Month LIBOR	(2.75)%	06/15/21	DEUT	USD	4,000,000	322,306	322,284	22
3-Month LIBOR	(2.75)%	06/15/21	JPM	USD	800,000	63,516	66,891	(3,375)
3-Month LIBOR	(3.54)%	11/02/22	DEUT	USD	4,200,000	267,983	—	267,983
3-Month LIBOR	(3.57)%	11/05/22	BOA	USD	2,100,000	126,930	—	126,930
3-Month LIBOR	(3.09)%	02/15/26	DEUT	USD	1,900,000	190,323	—	190,323
3-Month LIBOR	3.25%	06/15/26	DEUT	USD	3,000,000	288,791	263,987	24,804
3-Month LIBOR	(3.25)%	06/15/26	JPM	USD	2,400,000	227,467	225,559	1,908
3-Month LIBOR	(4.21)%	11/23/27	BOA	USD	2,200,000	82,602	—	82,602
3-Month LIBOR	(3.75)%	06/15/41	BOA	USD	1,100,000	102,130	1,126	101,004
3-Month LIBOR	(3.75)%	06/15/41	DEUT	USD	2,200,000	207,407	21,720	185,687
3-Month LIBOR	3.75%	06/15/41	JPM	USD	1,200,000	(111,115)	(67,960)	(43,155)
3-Month LIBOR	3.75%	06/15/41	DEUT	USD	1,000,000	(94,276)	(57,629)	(36,647)

					$11,149,663,000	$1,418,260	$871,249	$547,011

Total Swap agreements outstanding at December 31, 2010						$1,900,327	$802,715	$1,097,612

Please see abbreviation and footnote definitions beginning on page 180.

See Notes to Financial Statements.	103

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)
	%
Mortgage-Backed Securities	52.1
Futures Contracts	15.1
Corporate Bonds	20.8
Money Market Funds	18.2
Repurchase Agreements	18.2
Foreign Bonds	14.0
U.S. Treasury Obligations	13.3
Asset-Backed Securities	4.2
Forward Foreign Currency Contracts	2.9
Municipal Bonds	2.6
Agency Obligations	0.9
Preferred Stocks	0.3
Swap Agreements	0.2
Common Stock	—	**
Loan Agreements	—	**
Purchased Options	—	**
Written Options	(0.1)

	162.7

**	Rounds to less than 0.005%.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices
Common Stock	$49,032	$—
Money Market Funds	154,298,258	—
Preferred Stocks	2,792,138	—
Level 2 — Other Significant Observable Inputs
Agency Obligations	7,225,920	—
Asset-Backed Securities	35,988,416	—
Corporate Bonds	176,604,558	—
Foreign Bonds	118,969,659	—
Loan Agreement	40,258	—
Mortgage-Backed Securities	442,671,712	—
Municipal Bonds	22,162,255	—
Repurchase Agreements	155,000,000	—
Swap Agreements	—	1,900,327
U.S. Treasury Obligations	113,363,177	—
Level 3 — Significant Unobservable Inputs
Common Stocks	267,860	—
Mortgage-Backed Securities	101,153	—

Total Assets	$1,229,534,396	$1,900,327

Liabilities:
Level 1 — Quoted Prices Futures Contracts	$—	$(263,281)
Written Options	(18,000)	—
Level 2 — Other Significant Observable Inputs
Forward Foreign Currency Contracts	—	(827,280)
Written Options	(653,358)	—
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$(671,358)	$(1,090,561)

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

104	See Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/09
Common Stock	$47,670	$—
Accrued discounts/premiums
Realized gain (loss)(1)
Common Stock	—	—
Change in unrealized appreciation (depreciation)(2)
Common Stock	1,362	—
Purchases
Common Stock	—	—
Sales
Common Stock	—	—
Transfers in and/or out of Level 3
Common Stock	319,981	—

Balance, 12/31/10	$369,013	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.
(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net Realized Gain (loss) from Investment securities and securities sold short.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.

See Notes to Financial Statements.	105

Extended-Duration Bond Fund

During the first nine months of the year, the environment for bonds was positive as interest rates declined amidst economic uncertainty while investor demand for fixed income securities remained strong. This backdrop provided a nice rally in bond prices. However, the fourth quarter was characterized by a positive change in sentiment related to the domestic economy, partially due to the announcement of further quantitative easing measures by the Federal Reserve as well as indications that the economy was gaining traction. The brightened economic picture fueled a rise in interest rates which proved to be a headwind for bonds during the year’s final quarter. The broad U.S. investment grade bond market, as measured by the Barclays Capital U.S Aggregate Bond Index, posted an annual return of 6.54%. All major bond sectors produced positive returns, led by investment grade corporate bonds and commercial mortgage-backed securities. In general, investor appetite for bonds that traded at a risk premium (yield spread above U.S. Treasuries) was strong, causing yield spreads to narrow which boosted returns. Overall, lower quality outpaced higher quality bonds and longer-dated bonds outperformed shorter-maturity bonds given their prices are more interest rate sensitivity. Within the longer-maturity space, long-term credit bonds posted an annual return of 10.69% (as measured by the Barclays Capital U.S. Long-term Credit Index) compared to long-term government bonds which generated an annual return of 9.43% (as measured by the Barclays Capital U.S. Long-term Government Index) for the same period. Non-benchmark sectors were also strong during the year, as high yield (below investment grade corporate bonds) and emerging market bonds generated annual returns of 15.24% and 11.83%, respectively.

The Extended-Duration Bond Fund invests in a diversified portfolio composed primarily of investment grade fixed income securities with an average dollar-weighted duration normally greater than or equal to seven years. The Fund outperformed its composite benchmark index, 50% Barclays Capital U.S. Long-Term Government Index / 50% Barclays Capital U.S. Long-Term Credit Index, for the one-year period ended December 31, 2010 (12.05% versus 10.13%). The Fund’s benchmark-relative performance was positively impacted by the Fund’s tactical underweight to the U.S. Treasury sector. Throughout the year, the Fund underweighted lower yielding U.S. Treasury securities in favor of higher yielding corporate bonds, non-U.S. bonds and high yield bonds. These sectors, which traded at a yield premium to U.S. Treasuries, benefited as spreads contracted which boosted returns on a relative basis. A byproduct of underweighting U.S. Treasuries was the Fund’s higher-than-benchmark yield, which provided incremental interest income and a nice performance cushion in the fourth quarter, when interest rates rose. During the year, the Fund remained focused on its objective of maximum total return consistent with preservation of capital.

This fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 113 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

106

Extended-Duration Bond Fund

Average Annual Total Returns as of 12/31/10
	GS2 Class*	GS4 Class*	Benchmark**
One Year	12.25%	12.05%	10.13%
Five Year	7.98%	7.77%	5.94%
Since Inception	8.31%	8.18%	6.93%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.54%	0.74%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	Represents a weighted composite benchmark index consisting of 50% Barclays Capital U.S. Long-Term Government Bond Index and 50% Barclays Capital U.S. Long-Term Credit Bond Index.

The Barclays Capital U.S. Long-Term Government Bond Index is composed of all bonds covered by the Barclays Capital U.S. Government Bond Index with maturities of 10 years or greater.

The Barclays Capital U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays Capital U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

107

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Par	Value
ASSET-BACKED SECURITIES — 4.3%
Capital One Multi-Asset Execution Trust
5.75%, 07/15/20	$3,500,000	$3,977,183
Citibank Credit Card Issuance Trust
6.15%, 06/15/39	7,650,000	9,270,276
Community Program Loan Trust
4.50%, 04/01/29	1,950,000	1,836,959
Discover Card Master Trust
5.65%, 03/16/20	2,400,000	2,722,907

Total Asset-Backed Securities (Cost $15,392,497)		17,807,325

CORPORATE BONDS — 59.1%
Aflac, Inc.
8.50%, 05/15/19	244,000	302,176
6.90%, 12/17/39	2,669,000	2,875,815
6.45%, 08/15/40Δ	5,416,000	5,565,465
Alcoa, Inc.
5.87%, 02/23/22	10,000	9,955
6.75%, 01/15/28	235,000	240,382
5.95%, 02/01/37Δ	5,326,000	5,007,670
Allegheny Technologies, Inc.
9.38%, 06/01/19	3,613,000	4,227,210
Ally Financial, Inc.
8.00%, 11/01/31	199,000	215,418
Alta Wind Holdings LLC
7.00%, 06/30/35 144A	600,000	641,865
American Express Co.
8.15%, 03/19/38	6,202,000	8,427,799
American International Group, Inc.
5.45%, 05/18/17	30,000	30,460
Anadarko Petroleum Corporation
6.45%, 09/15/36	1,840,000	1,840,926
AT&T Corporation
6.50%, 03/15/29	125,000	130,773
6.50%, 09/01/37	9,530,000	10,311,374
Bank of America Corporation
7.63%, 06/01/19	7,000,000	8,072,848
Bell South Tele- communications, Inc.
7.00%, 12/01/95	1,000,000	1,025,316
Bruce Mansfield Unit
6.85%, 06/01/34@	1,231,288	1,309,956
Camden Property Trust
5.70%, 05/15/17Δ	25,000	26,417
Chesapeake Energy Corporation
6.88%, 11/15/20	320,000	325,600
CIT Group, Inc.
7.00%, 05/01/13	102,626	104,935
7.00%, 05/01/14Δ	153,940	155,864
7.00%, 05/01/15Δ	153,940	154,710
7.00%, 05/01/16Δ	256,570	258,174
7.00%, 05/01/17	359,197	360,993
Citigroup, Inc.
6.88%, 06/01/25	2,441,000	2,496,201
5.88%, 05/29/37	1,141,000	1,119,919
8.13%, 07/15/39	4,174,000	5,326,896
Comcast Corporation
5.65%, 06/15/35	660,000	643,256
6.50%, 11/15/35	555,000	598,394
6.45%, 03/15/37Δ	2,415,000	2,588,750
6.95%, 08/15/37	625,000	709,199
Commonwealth Edison Co.
4.75%, 12/01/11@	135,000	134,953
Continental Airlines, Inc.
9.00%, 07/08/16Δ	1,919,157	2,197,434
8.31%, 10/02/19	191,084	192,040
7.57%, 09/15/21	243,334	244,551
Corning, Inc.
7.25%, 08/15/36	850,000	970,325
Cummins, Inc.
6.75%, 02/15/27	1,000,000	1,045,558
7.13%, 03/01/28	425,000	464,926
5.65%, 03/01/98	2,520,000	1,976,998
Darden Restaurants, Inc.
6.00%, 08/15/35	990,000	938,247
DCP Midstream LP
6.45%, 11/03/36 144A	490,000	510,408
Dillard’s, Inc.
7.75%, 07/15/26	890,000	832,150
7.00%, 12/01/28Δ	500,000	435,000
Dow Chemical Co.
9.40%, 05/15/39	4,331,000	6,305,823
Duke Realty LP
5.95%, 02/15/17	70,000	72,996
First Industrial LP
7.60%, 07/15/28	1,000,000	892,021
Foot Locker, Inc.
8.50%, 01/15/22	1,000,000	962,500
Ford Motor Co.
6.63%, 10/01/28Δ	680,000	661,300
6.38%, 02/01/29	1,255,000	1,201,662
General Electric Capital Corporation
4.88%, 03/04/15	510,000	544,728
6.75%, 03/15/32Δ	3,000,000	3,406,410
6.15%, 08/07/37Δ	6,114,000	6,466,295
5.88%, 01/14/38	150,000	156,243
Goldman Sachs Group, Inc.
5.38%, 03/15/20	415,000	429,621
Halliburton Co.
7.45%, 09/15/39Δ	3,070,000	3,958,080
HCA, Inc.
7.58%, 09/15/25	1,000,000	922,500
7.05%, 12/01/27	500,000	438,750
Home Depot, Inc.
5.88%, 12/16/36	875,000	913,206
HSBC Bank USA NA
7.00%, 01/15/39	5,948,000	6,799,004
Intel Corporation
3.25%, 08/01/39Δ	1,155,000	1,390,331
International Lease Finance Corporation
5.65%, 06/01/14	105,000	104,738
8.63%, 09/15/15 144AΔ	5,000	5,388
International Paper Co.
8.70%, 06/15/38	2,643,000	3,344,225
iStar Financial, Inc.
8.63%, 06/01/13	635,000	596,900
5.95%, 10/15/13Δ	305,000	282,887
5.70%, 03/01/14Δ	1,171,000	1,068,537
JC Penney Corporation, Inc.
6.38%, 10/15/36	414,000	378,810

108	See Notes to Financial Statements.

	Par	Value
Kinder Morgan Energy Partners LP
5.80%, 03/15/35	$280,000	$267,548
Kraft Foods, Inc.
6.50%, 11/01/31Δ	1,700,000	1,896,603
7.00%, 08/11/37	525,000	616,631
6.88%, 02/01/38	3,243,000	3,777,793
6.50%, 02/09/40	3,928,000	4,417,087
Lennar Corporation
5.60%, 05/31/15Δ	935,000	906,950
6.50%, 04/15/16Δ	625,000	612,500
Liberty Mutual Group, Inc.
6.50%, 03/15/35 144A	1,400,000	1,243,868
Lowe’s Cos., Inc.
6.65%, 09/15/37	357,000	419,954
Macy’s Retail Holdings, Inc.
6.38%, 03/15/37	240,000	236,400
Manufacturers & Traders Trust Co.
6.63%, 12/04/17	1,320,000	1,483,978
Mead Corporation
7.55%, 03/01/47	515,000	477,717
MetLife, Inc.
7.72%, 02/15/19Δ	3,510,000	4,316,082
6.40%, 12/15/36	310,000	292,950
5.88%, 02/06/41	2,238,000	2,368,129
Morgan Stanley
5.45%, 01/09/17	5,000	5,192
5.55%, 04/27/17Δ	185,000	192,989
6.63%, 04/01/18	70,000	76,044
5.63%, 09/23/19	195,000	199,179
6.25%, 08/09/26	100,000	103,415
Motorola, Inc.
6.50%, 09/01/25	265,000	273,173
6.50%, 11/15/28Δ	725,000	715,440
6.63%, 11/15/37	275,000	273,229
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	100,000	94,856
Nextel Communications, Inc.
7.38%, 08/01/15	550,000	553,438
NGPL PipeCo LLC
7.12%, 12/15/17 144AΔ	640,000	701,625
Nortel Networks Capital Corporation
7.88%, 06/15/26#	450,000	308,250
Owens Corning, Inc.
6.50%, 12/01/16	240,000	254,501
7.00%, 12/01/36	3,940,000	4,071,714
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	1,750,000	1,729,649
PepsiCo, Inc.
4.88%, 11/01/40	3,496,000	3,405,436
Pioneer Natural Resources Co.
7.20%, 01/15/28	2,500,000	2,625,012
Prologis
5.63%, 11/15/15	35,000	36,770
Prudential Financial, Inc.
6.63%, 06/21/40	5,000,000	5,598,195
Pulte Homes, Inc.
5.20%, 02/15/15Δ	38,000	37,145
7.88%, 06/15/32Δ	1,500,000	1,350,000
6.38%, 05/15/33	1,000,000	760,000
Qwest Corporation
7.25%, 09/15/25	1,000,000	1,055,000
6.88%, 09/15/33	2,250,000	2,221,875
Sempra Energy
6.00%, 10/15/39	8,268,000	8,766,709
SLM Corporation
5.00%, 10/01/13	250,000	250,805
5.38%, 05/15/14	200,000	201,139
Southern Natural Gas Co.
7.35%, 02/15/31	1,750,000	1,872,988
Sprint Capital Corporation
6.90%, 05/01/19Δ	55,000	54,588
6.88%, 11/15/28	2,350,000	2,068,000
8.75%, 03/15/32	20,000	20,300
Target Corporation
6.50%, 10/15/37Δ	5,400,000	6,318,254
7.00%, 01/15/38Δ	2,330,000	2,866,047
Tennessee Gas Pipeline Co.
7.00%, 10/15/28	750,000	796,830
Textron, Inc.
6.63%, 04/07/20(U)	160,000	249,164
Time Warner Cable, Inc.
6.55%, 05/01/37Δ	1,049,000	1,126,796
6.75%, 06/15/39Δ	2,995,000	3,318,915
5.88%, 11/15/40	1,700,000	1,687,782
Time Warner Entertainment Co. LP
8.38%, 07/15/33	1,049,000	1,327,583
Toll Brothers Finance Corporation
5.15%, 05/15/15	1,245,000	1,273,913
Toro Co.
6.63%, 05/01/37@	300,000	275,606
Travelers Cos., Inc.
6.25%, 06/15/37	4,825,000	5,380,362
Union Pacific Resources Group
7.15%, 05/15/28	250,000	259,714
United Parcel Service, Inc.
4.88%, 11/15/40	808,000	785,653
UnitedHealth Group, Inc.
5.80%, 03/15/36	920,000	936,469
6.50%, 06/15/37	767,000	849,695
6.63%, 11/15/37	2,526,000	2,843,195
5.70%, 10/15/40Δ	1,210,000	1,209,048
Verizon Communications, Inc.
5.85%, 09/15/35	2,420,000	2,511,418
6.40%, 02/15/38	968,000	1,074,404
6.90%, 04/15/38	1,000,000	1,170,232
8.95%, 03/01/39	105,000	150,111
7.35%, 04/01/39	979,000	1,208,166
Verizon Maryland, Inc.
5.13%, 06/15/33	175,000	154,555
Verizon New York, Inc.
7.38%, 04/01/32	385,000	433,240
Wachovia Bank NA
5.85%, 02/01/37	4,577,000	4,621,639
6.60%, 01/15/38	3,757,000	4,150,403
Wal-Mart Stores, Inc.
6.50%, 08/15/37	4,359,000	5,138,668
WellPoint, Inc.
5.95%, 12/15/34	846,000	872,846
6.38%, 06/15/37	2,766,000	3,029,362
Western Union Co.
6.20%, 11/17/36Δ	3,240,000	3,212,897
6.20%, 06/21/40Δ	20,000	19,852

See Notes to Financial Statements.	109

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Weyerhaeuser Co.
8.50%, 01/15/25Δ	$520,000	$565,729
6.88%, 12/15/33Δ	580,000	545,699
Williams Cos., Inc.
7.50%, 01/15/31	926,000	1,042,771
Wyndham Worldwide Corporation
5.75%, 02/01/18	50,000	50,915
Xerox Capital Trust I
8.00%, 02/01/27	1,500,000	1,529,700

Total Corporate Bonds (Cost $223,609,304)		242,548,740

FOREIGN BONDS — 24.6%
Australia — 2.1%
Barrick Gold Mining Finance, Ltd.
5.95%, 10/15/39Δ	2,870,000	3,049,688
General Electric Capital Australia Funding, Ltd.
8.00%, 02/13/12(A)	60,000	62,688
New South Wales Treasury Corporation
6.00%, 05/01/12(A)	60,000	61,990
Qantas Airways, Ltd.
6.05%, 04/15/16 144A	345,000	367,537
Queensland Treasury Corporation
6.00%, 06/14/11(A)	785,000	805,620
Rio Tinto Finance USA, Ltd.
5.20%, 11/02/40	4,186,000	4,119,589

		8,467,112

Brazil — 0.4%
Federative Republic of Brazil
10.25%, 01/10/28(B)	2,525,000	1,587,252

Canada — 5.5%
British Columbia Generic Residual STRIP
2.46%, 06/09/14(C)Ω†	4,335,000	3,998,986
Canada Generic Residual STRIP
3.65%, 06/01/25(C)Ω†	3,685,000	2,210,740
Methanex Corporation
6.00%, 08/15/15	25,000	24,078
Ontario Generic Residual STRIP
4.43%, 07/13/22(C)Ω†	3,900,000	2,335,215
4.67%, 03/08/29(C)Ω†	7,000,000	3,032,043
Saskatchewan Residual STRIP
3.19%, 04/10/14(C)	4,235,000	3,912,147
4.22%, 02/04/22(C)	3,000,000	1,826,672
Talisman Energy, Inc.
6.25%, 02/01/38	450,000	482,224
TransCanada Pipelines, Ltd.
6.20%, 10/15/37	4,291,000	4,724,357

		22,546,462

Cayman Islands — 0.2%
Enersis SA
7.40%, 12/01/16Δ	625,000	706,261

Finland — 1.1%
Nokia OYJ
6.63%, 05/15/39	4,410,000	4,673,643

Ireland — 0.9%
Ireland Government Bond
4.50%, 10/18/18(E)	1,150,000	1,174,311
5.00%, 10/18/20(E)	75,000	73,572
5.40%, 03/13/25(E)	300,000	287,103
XL Capital, Ltd.
6.38%, 11/15/24	585,000	590,305
6.25%, 05/15/27	1,530,000	1,510,595

		3,635,886

Italy — 1.0%
Telecom Italia Capital SA
6.38%, 11/15/33Δ	410,000	352,879
6.00%, 09/30/34Δ	415,000	345,366
7.72%, 06/04/38	3,354,000	3,332,856

		4,031,101

Luxembourg — 1.7%
ArcelorMittal
7.00%, 10/15/39Δ	5,195,000	5,408,291
Enel Finance International SA
6.00%, 10/07/39 144A	1,710,000	1,538,810

		6,947,101

Malaysia — 0.1%
Telekom Malaysia BHD
7.88%, 08/01/25 144A	225,000	284,539

Mexico — 1.0%
Mexican Bonos
7.25%, 12/15/16(M)	13,150,000	1,107,794
8.00%, 12/07/23(M)	34,000,000	2,952,907

		4,060,701

Netherlands — 0.9%
Koninklijke Philips Electronics NV
6.88%, 03/11/38	3,250,000	3,888,768

Norway — 0.5%
Norway Government Bond
5.00%, 05/15/15(K)	540,000	100,287
4.25%, 05/19/17(K)	11,940,000	2,154,328

		2,254,615

Philippines — 0.1%
Quezon Power (Philippines), Ltd.
8.86%, 06/15/17	310,000	324,725

Portugal — 0.1%
Obrigacoes do Tesouro
4.80%, 06/15/20(E)	75,000	87,854
3.85%, 04/15/21(E)	250,000	262,384

		350,238

Spain — 0.4%
Telefonica Emisiones SAU
5.13%, 04/27/20	1,650,000	1,591,414

Supranational — 1.7%
Inter-American Development Bank
6.00%, 12/15/17(Z)	6,365,000	5,117,694
International Bank For Reconstruction & Development
1.43%, 03/05/14(G)	2,470,000	1,932,788

		7,050,482

110	See Notes to Financial Statements.

	Par	Value
United Kingdom — 6.9%
Barclays Bank PLC
3.68%, 08/20/15(W)	$740,000,000	$642,485
10.18%, 06/12/21 144A	7,312,000	9,120,945
HBOS PLC
6.00%, 11/01/33 144A	590,000	441,118
HSBC Holdings PLC
6.80%, 06/01/38	2,000,000	2,169,622
Lloyds TSB Bank PLC
5.80%, 01/13/20 144A	9,000,000	8,901,693
Royal Bank of Scotland PLC
5.63%, 08/24/20	904,000	900,411
Royal Bank of Scotland Group PLC
6.40%, 10/21/19Δ	1,084,000	1,092,704
Standard Chartered Bank
6.40%, 09/26/17 144A	1,000,000	1,071,485
Tesco PLC
6.15%, 11/15/37 144A	3,720,000	4,201,230

		28,541,693

Total Foreign Bonds (Cost $92,276,528)		100,941,993

MORTGAGE-BACKED SECURITY — 0.0%
Federal Home Loan Mortgage Corporation
5.00%, 12/01/31
(Cost $109,825)	115,890	122,217

MUNICIPAL BONDS — 5.7%
Los Angeles Unified School District, Series KRY General Obligation Bond
5.76%, 07/01/29	2,280,000	2,164,153
5.75%, 07/01/34	3,415,000	3,193,128
Metropolitan Transportation Authority, Build America Series E Revenue Bond
6.81%, 11/15/40	1,020,000	1,050,916
New Jersey State Turnpike Authority Series F Revenue Bond
7.41%, 01/01/40	2,342,000	2,572,921
New Jersey State Turnpike Authority, Build America Series A Revenue Bond
7.10%, 01/01/41	1,945,000	2,109,994
New York City Municipal Water Finance Authority
6.01%, 06/15/42	3,295,000	3,295,297
North Texas Tollway Authority Revenue Bond
6.72%, 01/01/49	3,620,000	3,547,600
State of California General Obligation Bond
7.50%, 04/01/34	2,135,000	2,211,326
7.55%, 04/01/39	1,190,000	1,235,387
7.30%, 10/01/39	2,000,000	2,016,200

Total Municipal Bonds (Cost $23,578,511)		23,396,922

U.S. TREASURY OBLIGATIONS — 3.1%
U.S. Treasury STRIPS
4.70%, 05/15/38	26,240,000	7,595,011
4.70%, 02/15/40	3,000,000	790,140
4.70%, 05/15/40Δ	16,000,000	4,174,464

		12,559,615

Total U.S. Treasury Obligations (Cost $13,556,724)		12,559,615

	Shares
PREFERRED STOCKS — 0.1%
Chesapeake Energy Corporation	330	30,525
El Paso Energy Capital Trust I	5,350	207,954
Preferred Blocker (GMAC), Inc.Δ	82	77,498

Total Preferred Stocks (Cost $278,115)		315,977

MONEY MARKET FUNDS — 11.6%
GuideStone Money Market Fund (GS4 Class)¥	7,743,334	7,743,334
Northern Institutional Liquid Assets Portfolio§	39,862,497	39,862,497

Total Money Market Funds (Cost $47,605,831)		47,605,831

TOTAL INVESTMENTS — 108.5%
(Cost $416,407,335)		445,298,620
Liabilities in Excess of Other Assets —(8.5)%		(34,798,313)

NET ASSETS — 100.0%		$410,500,307

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	59.1
Foreign Bonds	24.6
Money Market Funds	11.6
Municipal Bonds	5.7
Asset-Backed Securities	4.3
U.S. Treasury Obligations	3.1
Preferred Stocks	0.1
Mortgage-Backed Security	—	**

	108.5

**	Rounds to less than 0.005%.

See Notes to Financial Statements.	111

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Money Market Funds	$47,605,831	$—
Preferred Stocks	315,977	—
Level 2 — Other Significant
Observable Inputs
Asset-Backed Securities	17,807,325	—
Corporate Bonds	242,548,740	—
Foreign Bonds	100,941,993	—
Mortgage-Backed Security	122,217	—
Municipal Bonds	23,396,922	—
U.S. Treasury Obligations	12,559,615	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$445,298,620	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

112	See Notes to Financial Statements.

Inflation Protected Bond Fund

During the first nine months of the year, the environment for bonds was positive as interest rates declined amidst concerns of economic uncertainty while investor demand for fixed income securities remained strong. This backdrop provided a nice rally in bond prices. However, the fourth quarter was characterized by a positive change in sentiment related to the domestic economy, partially due to the announcement of further quantitative easing measures by the Federal Reserve as well as indications that the economy was gaining traction. The brightened economic picture fueled a rise in interest rates which proved to be a headwind for bonds during the year’s final quarter. The broad U.S. investment grade bond market, as measured by the Barclays Capital U.S Aggregate Bond Index, posted an annual return of 6.54%. All major bond sectors produced positive returns, led by investment grade corporate bonds and commercial mortgage-backed securities. In general, investor appetite for bonds that traded at a risk premium (yield spread above U.S. Treasuries) was strong, causing yield spreads to narrow which boosted returns. Overall, lower quality bonds outpaced higher quality bonds while longer-dated bonds outperformed shorter-maturity bonds. U.S. Treasuries posted an annual return of 5.87%. Outperforming their nominal counterparts, U.S. Treasury Inflation Protected Securities (“TIPS”) generated an annual return of 6.31%, as measured by the Barclays Capital U.S. TIPS Index.

The Fund is actively managed and is primarily comprised of inflation-indexed debt securities with an average dollar-weighted duration normally between four and ten years. The Fund slightly underperformed its benchmark index, the Barclays Capital U.S. TIPS Index, for the period ended December 31, 2010 (5.82% versus 6.31%). The Fund’s investment strategy generally added value during the year, but it was not quite sufficient to overcome the hurdle of Fund-related expenses. During the first quarter of the year, the Fund benefitted from tactical duration positioning as well as a real curve flattening bias given relatively high levels of inflation priced into the front end of the curve. During the second and third quarters, the Fund benefitted from its allocation to short and intermediate nominal U.S. Treasuries as breakevens narrowed on decreased inflation expectations.

However, as was the case for most of the year, the Fund’s short duration position detracted from performance as real yields moved lower all the way up to the Federal Reserve’s quantitative easing announcement. The Fund’s real curve flattening bias partially offset the underperformance during the fourth quarter. During 2010, interest rate futures were utilized in order to manage the duration and yield curve exposures relative to the Fund’s benchmark index. The Fund was consistently managed to provide an inflation protection and income consistent with investment in inflation-indexed securities. The Fund’s average modified duration ranged between 6.5 and 8.5 years.

This fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 117 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

113

Inflation Protected Bond Fund

Average Annual Total Returns as of 12/31/10
	GS4 Class*	Benchmark**
One Year	5.82%	6.31%
Since Inception	7.26%	7.70%
Inception Date	06/25/09
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.72%

(1)	The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Fund in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since June 25, 2009 (commencement of operations), with all dividends and capital gains reinvested, with the Barclays Capital U.S. TIPS index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Barclays Capital U.S. TIPS Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

114

INFLATION PROTECTED BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Par	Value
U.S. TREASURY OBLIGATIONS — 94.8%
U.S. Treasury Bonds
5.25%, 02/15/29	$1,865,000	$2,139,213
4.38%, 05/15/40Δ	240,000	241,199
3.88%, 08/15/40Δ	160,000	147,400
U.S. Treasury Inflationary Index Bonds		2,527,812
3.38%, 01/15/12	2,970,000	3,826,420
2.00%, 04/15/12	1,947,300	2,176,624
3.00%, 07/15/12	4,348,700	5,622,665
0.63%, 04/15/13	600,000	640,082
1.88%, 07/15/13Δ	1,885,000	2,395,234
2.00%, 01/15/14	2,290,000	2,912,505
1.25%, 04/15/14	1,255,000	1,365,106
2.00%, 07/15/14Δ‡‡	3,908,200	4,906,062
1.63%, 01/15/15	735,000	898,737
0.50%, 04/15/15Δ	10,801,900	11,156,561
1.88%, 07/15/15	3,390,000	4,133,851
2.00%, 01/15/16	3,415,000	4,102,245
2.50%, 07/15/16Δ	3,755,000	4,569,027
2.38%, 01/15/17	1,965,000	2,377,422
2.63%, 07/15/17	2,125,000	2,554,718
1.63%, 01/15/18Δ	3,220,000	3,601,255
1.38%, 07/15/18	3,765,000	4,029,372
2.13%, 01/15/19Δ	785,900	886,984
1.88%, 07/15/19	935,000	1,042,623
1.38%, 01/15/20	2,753,900	2,898,332
1.25%, 07/15/20	648,900	667,209
2.38%, 01/15/25Δ	3,620,200	4,684,650
2.00%, 01/15/26	1,475,000	1,729,805
2.38%, 01/15/27Δ	1,345,000	1,624,673
1.75%, 01/15/28Δ	4,965,000	5,289,256
3.63%, 04/15/28	1,200,000	2,099,639
2.50%, 01/15/29Δ	3,900,000	4,520,185
3.88%, 04/15/29	2,880,000	5,150,589
3.38%, 04/15/32	307,100	490,218
2.13%, 02/15/40	6,831,600	7,343,583

		99,695,632

Total U.S. Treasury Obligations (Cost $99,705,539)		102,223,444

	Shares
MONEY MARKET FUNDS — 6.7%
GuideStone Money Market Fund (GS4 Class)¥	4,857,515	4,857,515
Northern Institutional Liquid Assets Portfolio§	2,321,463	2,321,463

Total Money Market Funds (Cost $7,178,978)		7,178,978

TOTAL INVESTMENTS — 101.5% (Cost $106,884,517)		109,402,422
Liabilities in Excess of Other Assets — (1.5)%		(1,577,470)

NET ASSETS — 100.0%		$107,824,952

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)
%
U.S. Treasury Obligations	94.8
Money Market Funds	6.7
Futures Contracts	(0.3)

101.2

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets carried at fair value:
Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices
Money Market Funds	$7,178,978	$—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	102,223,444	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$109,402,422	$—

Liabilities:
Level 1 — Quoted Prices
Futures Contracts	$—	$(4,433)
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$—	$(4,433)

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	115

Global Bond Fund

The backdrop for global bond markets was volatile and uncertain during the year, struggling to absorb the divergence in economic news between the debt-burdened developed markets and vastly improving emerging markets economies. Concerns were widespread in developed countries with fears focused on a double dip recession in the U.S. and the sovereign debt crisis in Europe. The U.S. and U.K. implemented quantitative easing in an effort to stimulate economic activity while eurozone policymakers took steps to assist the peripheral continental European markets of Greece, Spain, Ireland and Portugal. In contrast, emerging market economies experienced much stronger economic growth and maintained lower debt to GDP levels compared to their developed market counterparts. In the U.S., the broad investment grade bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, posted an annual return of 6.54%. All major bond sectors produced positive returns, led by investment grade corporate bonds and commercial mortgage-backed securities. In general, investor appetite for bonds that traded at a risk premium (yield spread above U.S. Treasuries) was strong, causing yield spreads to narrow which boosted returns. Overall, lower quality bonds outpaced higher quality while longer-dated bonds outperformed shorter-maturity bonds. U.S. Treasuries posted an annual return of 5.87%. High yield bonds (defined as below investment grade corporate bonds) posted a robust return of 15.24% for the year. High yield bonds benefitted from a decline in overall default rates, improved corporate profits and balance sheets, lower debt service coverage due to refinancing activity and strong investor demand. The CitigroupWorld Government Bond Index posted an annual return of 3.4%. Within the global bond markets, emerging market debt was one of the top performing sectors, generating an annual return of 11.83%. Emerging market debt experienced further spread compression as credit quality improved and investor demand remained strong given the securities’ higher yield orientation.

The Fund is actively managed and invests in a diversified portfolio composed primarily of global fixed income securities with an average dollar-weighted duration normally between three to ten years. For the one-year period ended December 31, 2010, the Fund outpaced its composite benchmark, 50% Barclays Capital Global Aggregate Bond Index – Unhedged, 25% JPMorgan Emerging Markets Index Plus and 25% Barclays Capital U.S. Corporate High Yield Index – 2% Issuer Capped (11.29% versus 9.44%). The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. The Fund’s investment strategies focused on spread sectors during the year. Security selection and exposure to certain segments of the global bond market, including investment grade corporate bonds, high yield bonds and emerging markets securities, added value relative to the composite benchmark. During the year, the Fund utilized government futures and options to manage risk and adjust exposure along the yield curve. Additionally, the Fund used currency forwards to manage foreign currency exposure. The outperformance was generated primarily in the first and fourth quarter, taking advantage of spread compression and attractive yields.

The Fund invests in high yield securities, commonly known as “junk bonds”. While offering higher currency yields, these securities generally are considered speculative and are subject to greater risks than higher-rated bonds. Securities of emerging countries may involve additional risks, including price volatility, reduced liquidity, currency fluctuation and financial reporting requirements as well as political and economic instability.

This fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings.

Please see page 127 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Global Bond Fund

Average Annual Total Returns as of 12/31/10
	GS4 Class*	Benchmark**
One Year	11.29%	9.44%
Since Inception	6.86%	7.64%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.82%

(1)The

Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Fund in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite index.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**Represents a weighted composite benchmark index consisting of 25% JPMorgan Emerging Markets Bond Index Plus, 50% Barclays Capital Global Aggregate Bond Index — Unhedged and 25% Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index. The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

The Barclays Capital Global Aggregate Bond Index — Unhedged provides a broad-based measure of the global investment grade fixed-rate debt markets.

The Barclays Capital U.S. Corporate High Yield – 2% Issuer Capped Index is an issuer-constrained version of the Barclays Capital U.S. Corporate High Yield Index that covers the U.S.-denominated, non-investment grade, fixed-rate and taxable corporate bond market.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

117

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Par	Value
AGENCY OBLIGATION — 0.1%
Federal National Mortgage Association
0.13%, 05/09/11Ω
(Cost $169,855)	$170,000	$169,929

CORPORATE BONDS — 43.4%
ACCO Brands Corporation
10.63%, 03/15/15Δ	105,000	118,650
AES Corporation
8.38%, 03/01/11(U)	50,000	78,485
Alcoa, Inc.
5.87%, 02/23/22	5,000	4,977
6.75%, 01/15/28	185,000	189,236
5.95%, 02/01/37Δ	65,000	61,115
Allied Waste North America, Inc.
7.13%, 05/15/16	225,000	238,484
Ally Financial, Inc.
7.50%, 09/15/20 144A	415,000	437,306
8.00%, 11/01/31	389,000	421,092
Altegrity, Inc.
10.50%, 11/01/15 144A	150,000	154,688
American Express Credit Corporation
5.13%, 08/25/14	100,000	107,908
American General Finance Corporation
5.75%, 09/15/16	700,000	546,000
6.50%, 09/15/17Δ	400,000	317,000
6.90%, 12/15/17	200,000	162,500
American Greetings Corporation
7.38%, 06/01/16	30,000	31,237
American International Group, Inc.
5.45%, 05/18/17	25,000	25,384
Anadarko Petroleum Corporation
5.95%, 09/15/16	130,000	139,827
Appleton Papers, Inc.
11.25%, 12/15/15 144AΔ	102,000	82,110
Ashtead Capital, Inc.
9.00%, 08/15/16 144A	140,000	146,650
Ashton Woods USA LLC
23.53%,
06/30/15 STEP 144AΩ@	20,800	11,648
Astoria Depositor Corporation
8.14%, 05/01/21 144A	130,000	130,000
AT&T, Inc.
6.55%, 02/15/39Δ	220,000	240,263
Baltimore Gas & Electric Co.
5.20%, 06/15/33Δ	1,125,000	1,057,479
Bank of America Corporation
4.63%, 08/07/17(E)Δ	300,000	382,676
Belden & Blake Corporation
8.75%, 07/15/12	165,000	158,400
Berry Petroleum Co.
10.25%, 06/01/14Δ	80,000	92,200
Biomet, Inc.
10.00%, 10/15/17	20,000	21,950
10.38%, 10/15/17 PIK	535,000	587,162
Boston Scientific Corporation
7.00%, 11/15/35	215,000	216,111
Buffets Restaurants Holdings, Inc.
12.50%, 11/01/14@	105,000	10
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	260,000	340,738
Cengage Learning Acquisitions, Inc.
10.50%, 01/15/15 144A	100,000	103,750
Ceridian Corporation
12.25%, 11/15/15 144AΔ	63,900	64,699
Charter Communications Operating LLC
10.88%, 09/15/14 144AΔ	140,000	157,150
Chesapeake Energy Corporation
7.25%, 12/15/18	110,000	114,400
Chiquita Brands International, Inc.
7.50%, 11/01/14Δ	450,000	453,938
Cincinnati Bell Telephone Co. LLC
6.30%, 12/01/28	155,000	123,225
CIT Group, Inc.
7.00%, 05/01/13	61,634	63,021
7.00%, 05/01/14Δ	92,453	93,609
7.00%, 05/01/15Δ	92,453	92,915
7.00%, 05/01/16Δ	154,090	155,053
7.00%, 05/01/17Δ	215,726	216,805
Citigroup, Inc.
6.38%, 08/12/14	300,000	331,831
7.38%, 09/04/19(E)	380,000	568,089
CMP Susquehanna Radio Holdings Corporation
9.88%, 05/15/14	6,000	4,174
Colorado Interstate Gas Co.
5.95%, 03/15/15	20,000	21,888
6.80%, 11/15/15	125,000	144,628
Comcast Corporation
6.50%, 01/15/17Δ	40,000	46,169
5.15%, 03/01/20Δ	170,000	178,885
Community Health
Systems, Inc.
8.88%, 07/15/15	100,000	105,250
Complete Production Services, Inc.
8.00%, 12/15/16	80,000	83,200
ConocoPhillips
6.50%, 02/01/39	60,000	71,597
Consol Energy, Inc.
8.25%, 04/01/20 144A	210,000	227,850
Continental Airlines, Inc.
9.00%, 07/08/16Δ	1,199,473	1,373,397
5.98%, 04/19/22Δ	525,719	554,633
Countrywide Financial Corporation
5.80%, 06/07/12Δ	90,000	94,721
6.25%, 05/15/16	280,000	287,461
Cricket Communications, Inc.
7.75%, 05/15/16Δ	150,000	156,375
Cummins, Inc.
5.65%, 03/01/98	1,500,000	1,176,784
DAE Aviation Holdings, Inc.
11.25%, 08/01/15 144AΔ	230,000	239,200
Delta Air Lines, Inc.
9.50%, 09/15/14 144A	36,000	39,375

118	See Notes to Financial Statements.

	Par	Value
8.02%, 08/10/22	$97,706	$99,660
Deutsche Postbank Funding Trust IV
5.98%, 06/29/49(E)†	300,000	300,669
DISH DBS Corporation
7.00%, 10/01/13Δ	600,000	643,500
Dynegy Holdings, Inc.
7.75%, 06/01/19	893,000	600,542
Edison Mission Energy
7.63%, 05/15/27	180,000	130,950
El Paso Natural Gas Co.
8.63%, 01/15/22	90,000	110,099
8.38%, 06/15/32	75,000	88,591
El Pollo Loco, Inc.
11.75%, 12/01/12	20,000	20,500
11.75%, 11/15/13Δ	165,000	134,475
Embarq Corporation
8.00%, 06/01/36	1,245,000	1,363,263
Energy Future Holdings Corporation
6.50%, 11/15/24	350,000	131,250
6.55%, 11/15/34	300,000	108,000
Enterprise Products Operating LLC
9.75%, 01/31/14Δ	100,000	120,877
8.38%, 08/01/66†	60,000	64,497
ERAC USA Finance Co.
7.00%, 10/15/37 144A	1,065,000	1,150,419
FirstEnergy Corporation
7.38%, 11/15/31	325,000	343,533
Ford Motor Co.
4.25%, 11/15/16Δ	830,000	1,663,112
6.63%, 10/01/28	850,000	826,625
Ford Motor Credit Co., LLC
3.04%, 01/13/12†	37,500	37,877
7.50%, 08/01/12Δ	500,000	531,802
12.00%, 05/15/15	250,000	314,762
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	250,000	276,902
Freescale Semiconductor, Inc.
10.13%, 12/15/16Δ	130,000	137,475
Fresenius US Finance II, Inc.
8.75%, 07/15/15 144A(E)	30,000	46,504
Frontier Communications Corporation
7.88%, 01/15/27	405,000	390,825
General Electric Capital Corporation
3.49%, 03/08/12(G)	200,000	158,748
7.63%, 12/10/14(Z)	1,025,000	857,187
4.88%, 03/04/15	370,000	395,195
6.50%, 09/28/15(Z)	255,000	204,328
6.75%, 09/26/16(Z)	150,000	119,751
6.00%, 08/07/19	330,000	367,779
6.75%, 03/15/32Δ	30,000	34,064
Georgia-Pacific LLC
8.88%, 05/15/31Δ	785,000	969,475
GMAC, Inc.
7.50%, 12/31/13	87,000	94,178
6.75%, 12/01/14Δ	399,000	421,942
8.00%, 12/31/18	104,000	111,020
Goldman Sachs Group, Inc.
5.13%, 10/23/19(E)	500,000	654,626
4.75%, 10/12/21(E)	300,000	353,618
Goodyear Tire & Rubber Co.
7.00%, 03/15/28	690,000	655,500
GXS Worldwide, Inc.
9.75%, 06/15/15Δ	570,000	565,725
H&E Equipment Services, Inc.
8.38%, 07/15/16Δ	120,000	123,000
Hanover Insurance Group, Inc.
7.50%, 03/01/20Δ	385,000	406,368
Hawaiian Telcom Communications, Inc.
12.50%, 05/01/15#@	65,000	6
HCA, Inc.
7.88%, 02/01/11	240,000	241,800
6.38%, 01/15/15	150,000	148,125
7.19%, 11/15/15	205,000	201,412
9.25%, 11/15/16	60,000	64,162
9.63%, 11/15/16 PIK	596	640
7.50%, 12/15/23	555,000	511,988
8.36%, 04/15/24	90,000	88,875
7.69%, 06/15/25	775,000	747,875
7.58%, 09/15/25	570,000	525,825
Hercules Offshore, Inc.
10.50%, 10/15/17 144A	80,000	66,600
Hertz Corporation
8.88%, 01/01/14	250,000	256,875
Idearc, Inc.
0.00%, 11/15/16Ω@	185,000	—
Intel Corporation
2.95%, 12/15/35	580,000	580,725
3.25%, 08/01/39Δ	460,000	553,725
International Lease Finance Corporation
5.65%, 06/01/14	90,000	89,775
8.63%, 09/15/15 144AΔ	215,000	231,662
8.25%, 12/15/20	100,000	103,125
iStar Financial, Inc.
5.70%, 03/01/14Δ	62,000	56,575
6.05%, 04/15/15	20,000	17,575
5.88%, 03/15/16	22,000	19,168
JC Penney Corporation, Inc.
6.38%, 10/15/36	650,000	594,750
7.63%, 03/01/97	1,300,000	1,160,250
Jones Apparel Group, Inc.
6.13%, 11/15/34	135,000	108,675
JPMorgan Chase Bank NA
4.38%, 11/30/21(E)†	350,000	439,025
K Hovnanian Enterprises, Inc.
6.38%, 12/15/14Δ	795,000	659,850
Kerr-McGee Corporation
6.95%, 07/01/24	30,000	32,682
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	75,000	77,639
6.95%, 01/15/38	90,000	98,105
L-3 Communications Corporation
6.38%, 10/15/15	450,000	465,750
Lennar Corporation
5.60%, 05/31/15Δ	1,400,000	1,358,000
Level 3 Communications, Inc.
3.50%, 06/15/12Δ	195,000	186,225
Level 3 Financing, Inc.
8.75%, 02/15/17Δ	1,185,000	1,096,125

See Notes to Financial Statements.	119

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Marsh & McLennan Cos., Inc.
5.88%, 08/01/33Δ	$1,000,000	$917,106
Masco Corporation
5.85%, 03/15/17	90,000	89,805
6.50%, 08/15/32Δ	145,000	127,942
MBIA Insurance Corporation
14.00%, 01/15/33 144A†	435,000	240,338
Merrill Lynch & Co., Inc.
6.05%, 06/01/34	700,000	655,231
6.11%, 01/29/37	1,300,000	1,177,093
Mirant Mid Atlantic Pass Through Trust
10.06%, 12/30/28	165,630	183,849
Morgan Stanley
4.75%, 04/01/14Δ	50,000	51,240
Motorola, Inc.
6.50%, 11/15/28Δ	155,000	152,956
6.63%, 11/15/37	625,000	620,976
Motors Liquidation Co.
8.38%, 07/05/33(E)#	250,000	111,916
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	1,200,000	1,138,274
Nalco Co.
6.88%, 01/15/19 144A(E)	100,000	138,649
Neiman-Marcus Group, Inc.
7.13%, 06/01/28	30,000	28,950
NetFlix, Inc.
8.50%, 11/15/17	150,000	169,500
NewPage Corporation
11.38%, 12/31/14 144AΔ	285,000	269,325
Nextel Communications, Inc.
5.95%, 03/15/14	970,000	957,875
7.38%, 08/01/15	1,615,000	1,625,094
Owens Corning, Inc.
7.00%, 12/01/36	220,000	227,355
Owens-Brockway Glass Container, Inc.
3.00%, 06/01/15 144AΔ	840,000	849,450
Oxford Industries, Inc.
11.38%, 07/15/15 144A	135,000	152,212
Pemex Project Funding Master Trust
6.63%, 06/15/35	900,000	920,245
Penn Mutual Life Insurance Co.
7.63%, 06/15/40 144A	685,000	677,034
Pioneer Natural Resources Co.
5.88%, 07/15/16Δ	900,000	929,824
7.20%, 01/15/28	315,000	330,752
Plains Exploration & Production Co.
10.00%, 03/01/16	75,000	84,188
8.63%, 10/15/19	55,000	60,500
ProLogis
6.63%, 05/15/18	15,000	15,950
Quicksilver Resources, Inc.
11.75%, 01/01/16	95,000	111,150
Qwest Capital Funding, Inc.
6.50%, 11/15/18	225,000	224,438
Qwest Corporation
3.55%, 06/15/13†	100,000	105,000
7.63%, 06/15/15	300,000	339,750
7.50%, 06/15/23	110,000	109,725
7.25%, 09/15/25	105,000	110,775
6.88%, 09/15/33	2,500,000	2,468,750
7.25%, 10/15/35Δ	110,000	108,350
RailAmerica, Inc.
9.25%, 07/01/17	652,000	719,645
Reliance Holdings USA, Inc.
4.50%, 10/19/20 144AΔ	290,000	277,243
Republic Services, Inc.
5.00%, 03/01/20	90,000	94,875
RSC Equipment Rental, Inc.
10.00%, 07/15/17 144A	80,000	90,400
SandRidge Energy, Inc.
9.88%, 05/15/16 144AΔ	185,000	196,562
Service Corporation International
7.50%, 04/01/27	75,000	72,188
Simon Property Group LP
5.75%, 12/01/15	25,000	27,805
SLM Corporation
5.38%, 01/15/13Δ	650,000	663,295
5.38%, 05/15/14	1,000,000	1,005,693
8.45%, 06/15/18	769,000	800,369
8.00%, 03/25/20	60,000	60,933
Southern Copper Corporation
5.38%, 04/16/20Δ	70,000	71,119
6.75%, 04/16/40Δ	90,000	93,645
Sprint Capital Corporation
8.38%, 03/15/12	60,000	63,750
6.88%, 11/15/28	200,000	176,000
8.75%, 03/15/32	755,000	766,325
Steel Dynamics, Inc.
7.38%, 11/01/12	45,000	47,700
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	100,000	117,401
Tenet Healthcare Corporation
9.00%, 05/01/15Δ	85,000	94,775
10.00%, 05/01/18Δ	55,000	64,350
8.88%, 07/01/19	377,000	427,895
6.88%, 11/15/31	85,000	68,425
Textron Financial Corporation
5.13%, 08/15/14	30,000	30,823
Textron, Inc.
6.63%, 04/07/20(U)	130,000	202,446
Time Warner Cable, Inc.
8.75%, 02/14/19Δ	190,000	242,138
8.25%, 04/01/19	40,000	49,765
Toys “R” Us, Inc.
7.38%, 10/15/18Δ	335,000	329,975
United Air Lines, Inc.
10.40%, 11/01/16Δ	750,724	867,086
6.64%, 07/02/22	273,686	274,370
Universal Hospital Services, Inc.
3.83%, 06/01/15†	20,000	18,400
8.50%, 06/01/15 PIK	20,000	20,650
Univision Communications, Inc.
12.00%, 07/01/14 144AΔ	125,000	137,500
US Oncology Holdings, Inc.
6.74%, 03/15/12 PIK	24	24
US Oncology, Inc.
9.13%, 08/15/17	155,000	191,812
USG Corporation
6.30%, 11/15/16	1,250,000	1,100,000

120	See Notes to Financial Statements.

	Par	Value
Valor Telecommunications Enterprises Finance Corporation
7.75%, 02/15/15	$125,000	$128,969
Vanguard Health Holding Co. II LLC
8.00%, 02/01/18	105,000	108,150
Verizon Maryland, Inc.
5.13%, 06/15/33	100,000	88,317
Verizon New York, Inc.
7.38%, 04/01/32Δ	115,000	129,409
Verizon Pennsylvania, Inc.
6.00%, 12/01/28	90,000	84,316
Wachovia Corporation
5.25%, 08/01/14	120,000	128,084
WellPoint, Inc.
7.00%, 02/15/19	80,000	94,320
Western Union Co.
6.20%, 11/17/36	70,000	69,414
6.20%, 06/21/40Δ	5,000	4,963
Westvaco Corporation
8.20%, 01/15/30	150,000	158,569
7.95%, 02/15/31	135,000	136,507
Weyerhaeuser Co.
8.50%, 01/15/25	405,000	440,616
6.95%, 10/01/27	55,000	54,138
7.38%, 03/15/32	370,000	375,030
6.88%, 12/15/33Δ	490,000	461,021
Whiting Petroleum Corporation
7.00%, 02/01/14	130,000	137,150
Williams Cos., Inc.
7.50%, 01/15/31	97,000	109,232
Wyndham Worldwide Corporation
7.38%, 03/01/20	380,000	418,456

Total Corporate Bonds (Cost $63,162,923)		69,831,770

FOREIGN BONDS — 39.9%
Argentina — 0.2%
Pan American Energy LLC
7.88%, 05/07/21 144A	100,000	106,750
Pan American Energy LLC
7.88%, 05/07/21	20,000	21,350
Republic of Argentina
7.00%, 10/03/15Δ	102,000	97,410
8.75%, 06/02/17Δ	93,000	94,507

		320,017

Australia — 2.2%
New South Wales Treasury Corporation
6.00%, 05/01/12(A)	2,825,000	2,918,425
Queensland Treasury Corporation
7.13%, 09/18/17(Z)	275,000	229,732
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/19	260,000	349,739

		3,497,896

Austria — 0.2%
PE Paper Escrow GmbH
11.75%, 08/01/14 144A(E)	192,000	296,340

Bermuda — 0.9%
Qtel International Finance, Ltd.
4.75%, 02/06/21 144A	200,000	191,568
White Mountains Re Group, Ltd.
6.38%, 03/20/17 144A	1,250,000	1,215,431

		1,406,999

Brazil — 4.6%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/12(B)	2,966,000	1,755,102
10.00%, 01/01/17(B)	1,117,000	616,990
Centrais Eletricas Brasileiras SA
6.88%, 07/30/19	100,000	113,500
Centrais Eletricas Brasileiras SA
6.88%, 07/30/19 144A	130,000	147,550
Federative Republic of Brazil
4.88%, 01/22/21Δ	220,000	225,500
10.25%, 01/10/28	6,000,000	3,771,687
7.13%, 01/20/37	130,000	155,675
11.00%, 08/17/40Δ	275,000	371,113
NET Servicos de Comunicacao SA
7.50%, 01/27/20 144AΔ	130,000	149,825
Telemar Norte Leste SA
5.50%, 10/23/20 144AΔ	110,000	106,425

		7,413,367

Canada — 5.0%
Canadian Government Bond
5.25%, 06/01/12(C)	4,720,000	4,991,199
Nortel Networks, Ltd.
6.88%, 09/01/23#	380,000	85,500
OPTI Canada, Inc.
7.88%, 12/15/14	50,000	35,563
Province of Manitoba
6.38%, 09/01/15(Z)	815,000	665,911
Province of Quebec
6.75%, 11/09/15(Z)	2,650,000	2,191,746
Stone Container Finance Company of Canada II
0.00%, 07/15/25+Ω	330,000	11,550
Teck Resources, Ltd.
9.75%, 05/15/14 144A	21,000	26,298
10.25%, 05/15/16 144A	29,000	35,926

		8,043,693

Cayman Islands — 0.9%
Odebrecht Finance, Ltd.
7.50%, 10/18/17	130,000	141,700
7.00%, 04/21/20 144A	150,000	162,000
Petrobras International Finance Co.
6.88%, 01/20/40	160,000	167,104
Suzano Trading, Ltd.
5.88%, 01/23/21 144AΔ	250,000	246,250
TGI International, Ltd.
9.50%, 10/03/17Δ	130,000	146,575
Vale Overseas, Ltd.
6.88%, 11/21/36	511,000	563,368

		1,426,997

See Notes to Financial Statements.	121

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Chile — 0.4%
Banco del Estado
4.13%, 10/07/20 144A	$200,000	$190,725
Celulosa Arauco y Constitucion SA
7.25%, 07/29/19	120,000	138,324
Colbun SA
6.00%, 01/21/20 144A	110,000	114,806
E.CL SA
5.63%, 01/15/21 144A	150,000	149,349

		593,204

Colombia — 0.5%
Ecopetrol SA
7.63%, 07/23/19 144AΔ	260,000	301,600
Empresas Publicas de Medellin ESP
7.63%, 07/29/19 144A	120,000	138,000
Republic of Colombia
7.38%, 03/18/19	200,000	241,000
7.38%, 09/18/37	160,000	190,400

		871,000

Egypt — 0.5%
Egypt Treasury Bills
2.20%, 01/04/11Ω(Y)	1,475,000	253,969
7.99%, 01/25/11Ω(Y)	1,275,000	218,463
8.82%, 02/15/11Ω(Y)	250,000	42,635
9.21%, 02/22/11Ω(Y)	375,000	63,841
8.81%, 03/08/11Ω(Y)	1,175,000	199,234

		778,142

France — 1.1%
AXA SA
6.21%, 10/05/49(E)†	210,000	240,846
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15	90,000	92,025
9.50%, 05/15/16	650,000	711,750
Credit Agricole SA
8.38%, 10/13/19 144A†Δ	250,000	258,125
Dexia Credit Local
4.30%, 11/18/49(E)†	500,000	287,240
Europcar Groupe SA
9.38%, 04/15/18 144A(E)	145,000	195,218
Korreden SA
11.00%, 08/01/14(E)	69,333	30,111

		1,815,315

Germany — 3.1%
Bundesrepublik Deutschland
4.00%, 07/04/16(E)	2,000	2,932
3.75%, 01/04/19(E)	770,000	1,102,137
3.25%, 01/04/20(E)Δ	2,340,000	3,217,679
HT1 Funding GmbH
6.35%, 07/29/49(E)	433,000	393,463
Rearden G Holdings EINS GmbH
7.88%, 03/30/20 144AΔ	100,000	106,000
Unitymedia Hessen NRW GmbH
8.13%, 12/01/17 144A	100,000	105,000

		4,927,211

Greece — 0.6%
Hellenic Republic Government Bond
2.30%, 07/25/30	1,440,000	960,243

Iceland — 0.0%
Kaupthing Bank HF
7.13%, 05/19/16 144A#@	150,000	2

Indonesia — 0.2%
Indonesia Government International Bond
6.88%, 01/17/18	100,000	116,500
6.63%, 02/17/37	240,000	264,650

		381,150

Ireland — 1.4%
Ardagh Glass Finance PLC
7.13%, 06/15/17 144A(E)	112,000	142,183
Ardagh Glass Group PLC
10.75%, 03/01/15 PIK(E)	199,182	269,496
Ireland Government Bond
4.50%, 10/18/18(E)	900,000	919,026
5.00%, 10/18/20(E)	50,000	49,048
5.40%, 03/13/25(E)	250,000	239,253
XL Capital, Ltd.
6.25%, 05/15/27	640,000	631,883

		2,250,889

Italy — 0.2%
Seat Pagine Gialle SpA
10.50%, 01/31/17(E)	233,000	262,321

Japan — 0.1%
Resona Bank, Ltd.
5.99%, 08/10/49(U)†	100,000	156,127

Kyrgyzstan — 0.1%
KazMunaiGaz Finance Sub BV
8.38%, 07/02/13 144A	230,000	253,874

Luxembourg — 1.5%
CSN Resources SA
6.50%, 07/21/20	100,000	105,075
CSN Resources SA
6.50%, 07/21/20 144AΔ	150,000	159,000
Evraz Group SA
8.88%, 04/24/13 144AΔ	160,000	173,200
FMC Finance III SA
6.88%, 07/15/17	75,000	79,875
Hannover Finance Luxembourg SA
5.75%, 09/14/40(E)†	50,000	63,214
Intelsat Jackson Holdings SA
11.50%, 06/15/16Δ	250,000	270,625
RSHB Capital SA for OJSC Russian Agricultural Bank
9.00%, 06/11/14Δ	200,000	226,000
6.97%, 09/21/16†Δ	100,000	99,910
Russian Capital SA for OJSC Russian Agricultural Bank
6.30%, 05/15/17 144A	286,000	288,860
TNK-BP Finance SA
7.88%, 03/13/18Δ	510,000	580,788
UBS Luxembourg SA for OJSC Vimpel Communications
8.25%, 05/23/16	255,000	279,556

122	See Notes to Financial Statements.

	Par	Value
Wind Acquisition Holdings Finance SA
12.25%, 07/15/17 PIK(E)Δ	$120,000	$180,402
		2,506,505

Malaysia — 0.6%
Malaysia Government Bond
3.84%, 08/12/15(R)	1,960,000	646,563
Petronas Capital, Ltd.
5.25%, 08/12/19	200,000	214,887
Petronas Capital, Ltd.
5.25%, 08/12/19 144A	100,000	107,863

		969,313

Marshall Islands — 0.1%
Teekay Corporation
8.50%, 01/15/20Δ	150,000	164,063

Mexico — 2.2%
America Movil Sab de CV
5.63%, 11/15/17	98,000	107,326
Axtel SAB de CV
7.63%, 02/01/17 144A	170,000	158,100
9.00%, 09/22/19Δ	58,000	55,390
Axtel SAB de CV
7.63%, 02/01/17	20,000	18,600
Grupo Televisa SA
6.63%, 03/18/25Δ	100,000	112,669
6.63%, 01/15/40 144AΔ	100,000	108,794
Kansas City Southern de Mexico SA de CV
12.50%, 04/01/16	60,000	73,500
8.00%, 02/01/18Δ	500,000	543,750
Mexican Bonos
8.00%, 12/07/23(M)	26,500,000	2,301,530

		3,479,659

Netherlands — 1.5%
Clondalkin Acquisition BV
3.03%, 12/15/13 144A(E)†	66,000	83,566
Clondalkin Industries BV
8.00%, 03/15/14 144A(E)	150,000	196,437
ELM BV for Swiss Reinsurance Co.
5.25%, 05/25/49(E)†	400,000	470,381
Hollandwide Parent BV
0.00%, 08/01/14(E)Ω	191,000	1,914
Indosat Palapa Co. BV
7.38%, 07/29/20 144A	100,000	111,000
ING Verzekeringen NV
6.25%, 06/21/21(E)†	250,000	302,340
Lukoil International Finance BV
6.36%, 06/07/17	300,000	315,000
OI European Group BV
6.88%, 03/31/17 144A(E)	100,000	139,644
Polish Television Holding BV 11.25%,
05/15/17 STEP 144A(E)	125,000	173,612
UPC Holding BV
8.00%, 11/01/16(E)	154,000	215,052
Ziggo Bond Co. BV
8.00%, 05/15/18 144A(E)	250,000	345,770

		2,354,716

Norway — 1.0%
Norway Government Bond
5.00%, 05/15/15(K)	355,000	65,930
4.25%, 05/19/17(K)	8,060,000	1,454,261
Trico Shipping AS
13.88%, 11/01/14 144AΔ	200,000	163,000

		1,683,191

Panama — 0.3%
AES El Salvador Trust
6.75%, 02/01/16	100,000	97,241
Panama Government International Bond
7.25%, 03/15/15	1,000	1,160
6.70%, 01/26/36Δ	296,000	331,520

		429,921

Peru — 0.4%
Peru Government Bond
7.84%, 08/12/20(P)	1,270,000	517,323
Republic of Peru
7.35%, 07/21/25	40,000	48,860
8.75%, 11/21/33	9,000	12,397
6.55%, 03/14/37	8,000	8,800

		587,380

Poland — 1.5%
Poland Government Bond
5.75%, 09/23/22(V)	7,340,000	2,416,644

Portugal — 0.2%
Obrigacoes do Tesouro
4.80%, 06/15/20(E)	50,000	58,569
3.85%, 04/15/21(E)	200,000	209,907

		268,476

Qatar — 0.2%
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.50%, 09/30/14Δ	250,000	269,480

Russia — 0.5%
Russian Federation
7.50%, 03/31/30 STEP	736,585	853,702

South Africa — 0.2%
Edcon Proprietary, Ltd.
4.28%, 06/15/14(E)†	320,000	363,476

Supranational — 0.9%
Inter-American Development Bank
7.17%, 09/23/13(N)Ω	15,900,000,000	1,451,647

Sweden — 0.2%
Corral Petroleum Holdings AB 2.00%,
09/18/11 PIK 144A(E)	119,466	151,313
Nordea Bank AB
4.88%, 01/27/20 144A	160,000	164,444

		315,757

Thailand — 0.2%
True Move Co., Ltd.
10.75%, 12/16/13 144A	361,000	389,880

Trinidad And Tobago — 0.2%
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/19 144A	240,000	289,200

See Notes to Financial Statements.	123

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Turkey — 0.9%
Republic of Turkey
7.50%, 07/14/17	$100,000	$118,735
7.00%, 03/11/19	100,000	116,080
6.88%, 03/17/36	995,000	1,114,400
6.75%, 05/30/40Δ	110,000	121,550

		1,470,765

United Arab Emirates — 0.9%
DP World, Ltd.
6.85%, 07/02/37 144A	1,500,000	1,387,341

United Kingdom — 3.4%
Ashtead Holdings PLC
8.63%, 08/01/15 144AΔ	160,000	166,600
Barclays Bank PLC
6.00%, 01/23/18(E)	450,000	609,757
6.37%, 12/15/49(U)†	180,000	242,750
DFS Furniture Holdings PLC
9.75%, 07/15/17 144A(U)	154,000	240,100
HBOS PLC
1.33%, 09/01/16(E)†	200,000	226,114
HSBC Holdings PLC
6.00%, 06/10/19(E)Δ	270,000	383,187
Ineos Finance PLC
9.25%, 05/15/15 144A(E)	236,000	336,656
Infinis PLC
9.13%, 12/15/14 144A(U)	190,000	314,000
Inmarsat Finance PLC
7.38%, 12/01/17 144AΔ	290,000	305,950
ISS Financing PLC
11.00%, 06/15/14(E)	50,000	73,664
ISS Financing PLC
11.00%, 06/15/14 144A(E)	62,000	91,343
Lloyds TSB Bank PLC
6.50%, 03/24/20(E)	706,000	869,506
Royal Bank of Scotland Group PLC
4.88%, 01/20/17(E)Δ	580,000	746,091
7.09%, 10/29/49(E)	500,000	443,922
Vedanta Resources PLC
8.75%, 01/15/14	210,000	224,700
Virgin Media Finance PLC
9.13%, 08/15/16	175,000	187,250

		5,461,590

Venezuela — 0.6%
Venezuela Government International Bond
1.29%, 04/20/11†Δ	75,000	72,881
8.50%, 10/08/14	26,000	22,100
5.75%, 02/26/16	1,153,000	814,249
9.38%, 01/13/34Δ	207,000	141,277

		1,050,507

Virgin Islands (British) — 0.2%
GTL Trade Finance, Inc.
7.25%, 10/20/17 144AΔ	189,000	208,845
Sinochem Overseas Capital Co., Ltd.
4.50%, 11/12/20 144AΔ	170,000	168,219

		377,064

Total Foreign Bonds (Cost $64,015,770)		64,195,064

MORTGAGE-BACKED SECURITIES — 2.4%
Bayview Commercial Asset Trust
0.49%, 07/25/36 144A†	222,601	173,472
Credit Suisse Mortgage Capital Certificates
5.70%, 09/15/40†	220,000	225,877
Federal National Mortgage Association
3.50%, 01/01/26 TBA	300,000	302,062
4.50%, 01/01/40 TBA	2,700,000	2,771,296
Government National Mortgage Association
4.00%, 01/01/41 TBA	100,000	100,579
4.50%, 01/01/41 TBA	300,000	311,438

Total Mortgage-Backed Securities (Cost $3,768,815)		3,884,724

U.S. TREASURY OBLIGATIONS — 5.2%
U.S. Treasury Bonds
3.50%, 02/15/39Δ‡‡	3,500,000	3,016,562
4.25%, 05/15/39	40,000	39,413
4.63%, 02/15/40Δ	1,090,000	1,141,945

		4,197,920

U.S. Treasury Notes
4.50%, 04/30/12Δ	30,000	31,656
2.63%, 07/31/14	50,000	52,301
2.38%, 09/30/14	110,000	113,953
1.75%, 07/31/15	90,000	89,726
1.25%, 08/31/15Δ	90,000	87,546
1.25%, 09/30/15Δ	90,000	87,335
1.88%, 10/31/17Δ	10,000	9,508
3.38%, 11/15/19Δ	40,000	40,841
3.63%, 02/15/20	20,000	20,759
2.63%, 08/15/20	340,000	322,389
2.63%, 11/15/20Δ	3,600,000	3,396,377

		4,252,391

Total U.S. Treasury Obligations (Cost $8,699,146)		8,450,311

	Shares
COMMON STOCKS — 0.6%
Consumer Discretionary — 0.0%
Dex One CorporationΔ	1,433	10,690

Financial Services — 0.2%
Charter Communications, Inc.Δ	2,769	107,825
Georgia Gulf CorporationΔ	6,177	148,619

		256,444

Healthcare — 0.2%
Bristol-Myers Squibb Co.	15,400	407,792

Producer Durables — 0.2%
Nortek, Inc.	179	6,444
Smurfit-Stone Container Corporation	10,194	260,966

		267,410

Total Common Stocks (Cost $1,260,160)		942,336

124	See Notes to Financial Statements.

	Shares	Value
FOREIGN COMMON STOCK — 0.0%
Spain — 0.0%
Repsol YPF SA ADRΔ (Cost $35,304)	1,848	$51,633

PREFERRED STOCKS — 1.9%
Bank of America Corporation CONV	602	576,096
Citigroup Capital XII	13,800	365,148
Citigroup, Inc.	826	112,906
CMP Susquehanna Radio Holdings Corporation@	1,493	—
El Paso Energy Capital Trust I CONV	500	19,435
Lucent Technologies Capital Trust I CONV	1,891	1,675,426
Preferred Blocker (GMAC), Inc.	400	378,037

Total Preferred Stocks (Cost $2,558,418)		3,127,048

RIGHTS/WARRANTS — 0.0%
Buffets Restaurants Holdings, Inc.@	89	1
Charter Communications, Inc.	110	11
CMP Susquehanna Radio Holdings Corporation@	1,706	—
Nortek, Inc.@	184	1,288

Total Rights/Warrants (Cost $50,348)		1,300

MONEY MARKET FUNDS — 27.1%
GuideStone Money Market Fund (GS4 Class)¥	9,510,886	9,510,886
Northern Institutional Liquid Assets Portfolio§	34,081,461	34,081,461

Total Money Market Funds (Cost $43,592,347)		43,592,347

TOTAL INVESTMENTS — 120.6% (Cost $187,313,086)		194,246,462
Liabilities in Excess of Other Assets — (20.6)%		(33,176,809)

NET ASSETS — 100.0%		$161,069,653

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

	%
Corporate Bonds	43.4
Foreign Bonds	39.9
Money Market Funds	27.1
U.S. Treasury Obligations	5.2
Mortgage-Backed Securities	2.4
Preferred Stocks	1.9
Forward Foreign Currency Contracts	1.6
Common Stocks	0.6
Agency Obligation	0.1
Foreign Common Stock	—	**
Rights/Warrants	—	**
Futures Contracts	(6.4)

	115.8

**	Rounds to less than 0.005%.

See Notes to Financial Statements.	125

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices
Common Stocks	$942,336	$—
Foreign Common Stock	51,633	—
Futures Contracts	—	50,590
Money Market Funds	43,592,347	—
Preferred Stocks	3,127,048	—
Rights/Warrants	1,300	—
Level 2 — Other Significant Observable Inputs
Agency Obligation	169,929	—
Corporate Bonds	69,831,770	—
Foreign Bonds	64,183,514	—
Forward Foreign Currency Contracts	—	322,201
Mortgage-Backed Securities	3,884,724	—
U.S. Treasury Obligations	8,450,311	—
Level 3 — Significant Unobservable Inputs
Foreign Bonds	11,550	—

Total	$194,246,462	$372,791

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/09
Common Stock	$6,265	$—
Realized gain (loss)(1)
Common Stocks	—	—
Change in unrealizedappreciation (depreciation)(2)
Common Stocks	179	—
Purchases
Common Stocks	—	—
Sales
Common Stocks	—	—
Transfers in and/or out of Level 3 Common Stocks	5,106	—

Balance, 12/31/10	$11,550	$—

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net Realized Gain (loss) from Investment securities and securities sold short.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.

126	See Notes to Financial Statements.

Equity Index Fund

Equity markets continued to appreciate during the year as investors responded favorably to additional fiscal stimulus and generally improving economic conditions. The S&P 500® Index posted a performance return of 15.06% for the full year of 2010. As of year-end, the S&P 500® Index had soared over 90% off the March 2009 lows. The broader U.S. market, as measured by the Russell 3000® Index, posted an impressive return of 16.93% for the one-year period.

From a sector perspective, performance was unanimously in positive territory as all sectors within the Russell 3000® Index advanced during the year. In general, economically-sensitive sectors benefitted from an increasingly more optimistic outlook, while the more defensive sectors tended to lag. Eight of the nine sectors within the Russell 3000® Index posted double-digit gains with the best performance coming from the consumer discretionary and producer durables sectors. The weakest performer was the healthcare sector which still posted a solid single-digit gain for the year.

Higher beta, lower quality stocks generally outperformed lower beta, higher quality stocks during the year. In terms of equity market capitalization and style, everything (small, mid, large; growth, core, value) advanced over the course of the year. Small-cap companies significantly outperformed their large-cap counterparts as the Russell 2000® Index posted a one-year return of 26.85%, while the Russell1000® Index advanced 16.10%. Style differentiation was evident as growth oriented stocks outperformed value oriented stocks across all market capitalization segments. In the large capitalization segment, the Russell 1000® Growth Index and Russell 1000® Value Index posted one-year returns of 16.71% and 15.51%, respectively.

The Equity Index Fund is a passively managed Fund benchmarked against the S&P 500® Index. The Fund is comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund is to closely replicate the performance of the S&P 500® Index within the investment guidelines. The Fund slightly underperformed its benchmark index, the S&P 500® Index, for the one-year period ended December 31, 2010 (14.45% versus 15.06%). The return differential was primarily a result of social restrictions and expenses within the Fund.

Please see page 135 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

127

Equity Index Fund

Average Annual Total Returns as of 12/31/10

	GS2 Class*	GS4 Class*	Benchmark**
One Year	14.57%	14.45%	15.06%
Five Year	1.95%	1.79%	2.29%
Since Inception	2.23%	2.16%	2.60%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.25%	0.44%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the S&P 500® Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

128

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
COMMON STOCKS — 97.2%
Consumer Discretionary — 11.9%
Amazon.com, Inc.*	12,620	$2,271,600
Apollo Group, Inc. Class A*	4,677	184,695
AutoNation, Inc.Δ*	2,371	66,862
AutoZone, Inc.*	986	268,774
Avon Products, Inc.	15,411	447,844
Bed Bath & Beyond, Inc.*	9,240	454,146
Best Buy Co., Inc.	11,764	403,387
Big Lots, Inc.*	2,803	85,379
Cablevision Systems CorporationΔ	8,538	288,926
CarMax, Inc.Δ*	7,884	251,342
Carnival Corporation	15,421	711,062
CBS Corporation Class B	23,927	455,809
Coach, Inc.	10,542	583,078
Comcast Corporation Class A	99,211	2,179,666
Costco Wholesale Corporation	15,394	1,111,601
Darden Restaurants, Inc.	4,890	227,092
DeVry, Inc.	2,091	100,326
DIRECTV Group, Inc. Class A*	29,775	1,188,916
Discovery Communications, Inc.Δ*	10,009	417,375
DR Horton, Inc.Δ	10,006	119,372
eBay, Inc.*	40,699	1,132,653
Estee Lauder Cos., Inc. (The) Class A	3,983	321,428
Expedia, Inc.	7,331	183,935
Family Dollar Stores, Inc.	4,385	217,978
Ford Motor Co.Δ*	133,239	2,237,083
GameStop Corporation Class AΔ*	5,182	118,564
Gannett Co., Inc.	8,785	132,566
Gap, Inc. (The)	15,854	351,008
Genuine Parts Co.	5,638	289,455
Goodyear Tire & Rubber Co. (The)*	8,224	97,454
H&R Block, Inc.Δ	10,582	126,032
Harley-Davidson, Inc.	8,346	289,356
Harman International Industries, Inc.*	2,542	117,695
Hasbro, Inc.	4,785	225,756
Home Depot, Inc.	58,364	2,046,242
Interpublic Group of Companies, Inc.*	17,836	189,418
Johnson Controls, Inc.	23,911	913,400
Kohl’s Corporation*	10,397	564,973
Leggett & Platt, Inc.	5,360	121,994
Lennar Corporation Class AΔ	5,764	108,075
Limited Brands, Inc.	9,323	286,496
Lowe’s Cos., Inc.	49,120	1,231,930
Macy’s, Inc.	15,219	385,041
Marriott International, Inc. Class AΔ	10,217	424,414
Marriott International, Ltd. Placeholder Shares+	82,125	—
Mattel, Inc.Δ	12,898	327,996
McDonald’s Corporation	37,655	2,890,398
McGraw-Hill Co., Inc. (The)	10,842	394,757
Meredith CorporationΔ	1,400	48,510
Netflix, Inc.Δ*	1,542	270,929
Newell Rubbermaid, Inc.	10,244	186,236
News Corporation	81,018	1,179,622
NIKE, Inc. Class BΔ	13,592	1,161,029
Nordstrom, Inc.Δ	6,023	255,255
Omnicom Group, Inc.	10,646	487,587
O’Reilly Automotive, Inc.*	4,953	299,260
Penney (J.C.) Co., Inc.	8,285	267,688
Polo Ralph Lauren Corporation	2,320	257,334
Priceline.com, Inc.*	1,740	695,217
Pulte Homes, Inc.Δ*	12,040	90,541
RadioShack CorporationΔ	3,788	70,040
Ross Stores, Inc.Δ	4,224	267,168
Scripps Networks Interactive, Inc. Class A	3,114	161,149
Sears Holdings CorporationΔ*	1,614	119,032
Snap-On, Inc.	2,020	114,292
Stanley Black & Decker, Inc.	5,833	390,053
Staples, Inc.	25,718	585,599
Starbucks Corporation	26,255	843,573
Starwood Hotels & Resorts Worldwide, Inc.	6,712	407,955
Target Corporation	25,221	1,516,539
Tiffany & Co.	4,481	279,032
Time Warner Cable, Inc.	12,604	832,242
Time Warner, Inc.	39,519	1,271,326
TJX Cos., Inc.	14,213	630,915
Urban Outfitters, Inc.*	4,482	160,500
VF CorporationΔ	3,067	264,314
Wal-Mart Stores, Inc.Δ	69,786	3,763,559
Walt Disney Co. (The)	67,374	2,527,199
Washington Post Co. (The)Δ	191	83,944
Whirlpool Corporation	2,694	239,308
Wyndham Worldwide Corporation	6,175	185,003
Yum! Brands, Inc.	16,582	813,347

		48,268,646

Consumer Staples — 7.5%
Archer-Daniels-Midland Co.	22,605	679,958
Campbell Soup Co.Δ	6,812	236,717
Clorox Co.	4,942	312,730
Coca-Cola Co. (The)	82,607	5,433,062
Coca-Cola Enterprises, Inc.	12,065	301,987
Colgate-Palmolive Co.	17,129	1,376,658
ConAgra Foods, Inc.	15,775	356,199
CVS Caremark Corporation	48,229	1,676,922
Dean Foods Co.*	5,903	52,183
Dr Pepper Snapple Group, Inc.	8,068	283,671
General Mills, Inc.	22,804	811,594
Heinz (H.J.) Co.	11,480	567,801
Hershey Co. (The)	5,508	259,702
Hormel Foods CorporationΔ	2,399	122,973
J.M. Smucker Co. (The)	4,339	284,855
Kellogg Co.	9,142	466,973
Kimberly-Clark Corporation	14,542	916,728
Kraft Foods, Inc. Class A	62,253	1,961,592
Kroger Co. (The)	22,587	505,045
McCormick & Co., Inc.	4,854	225,857
Mead Johnson Nutrition Co.	7,199	448,138
PepsiCo, Inc.	56,326	3,679,778
Procter & Gamble Co. (The)	99,606	6,407,654
Safeway, Inc.	13,200	296,868
Sara Lee Corporation	22,666	396,882
SUPERVALU, Inc.Δ	6,880	66,254
Sysco Corporation	20,765	610,491
Tyson Foods, Inc. Class A	10,535	181,413
Walgreen Co.	32,951	1,283,771

See Notes to Financial Statements.	129

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Whole Foods Market, Inc.Δ*	5,227	$264,434

		30,468,890

Energy — 12.1%
Anadarko Petroleum Corporation	17,586	1,339,350
Apache Corporation	13,577	1,618,786
Baker Hughes, Inc.	15,327	876,245
Cabot Oil & Gas Corporation	3,627	137,282
Cameron International Corporation*	8,693	440,996
Chesapeake Energy Corporation	23,473	608,185
Chevron Corporation	71,608	6,534,230
ConocoPhillips	52,258	3,558,770
Consol Energy, Inc.	8,063	392,991
Denbury Resources, Inc.*	14,332	273,598
Devon Energy Corporation	15,325	1,203,166
Diamond Offshore Drilling, Inc.Δ	2,439	163,096
El Paso Corporation	24,569	338,069
EOG Resources, Inc.	9,011	823,695
EQT Corporation	5,251	235,455
Exterran Holdings, Inc.*	13	311
Exxon Mobil Corporation	179,381	13,116,339
First Solar, Inc.Δ*	1,900	247,266
FMC Technologies, Inc.*	4,271	379,735
Halliburton Co.	32,372	1,321,749
Helmerich & Payne, Inc.	3,717	180,200
Hess Corporation	10,641	814,462
Marathon Oil Corporation	25,211	933,563
Massey Energy Co.	3,562	191,101
Murphy Oil Corporation	6,881	512,979
Nabors Industries, Ltd.*	10,143	237,955
National Oilwell Varco, Inc.	14,894	1,001,621
Newfield Exploration Co.*	4,762	343,388
Noble Energy, Inc.	6,183	532,233
Occidental Petroleum Corporation	28,962	2,841,172
Peabody Energy Corporation	9,633	616,319
Pioneer Natural Resouces Co.	4,140	359,435
QEP Resources, Inc.	6,356	230,786
Range Resources Corporation	5,724	257,465
Rowan Cos., Inc.	4,512	157,514
Schlumberger, Ltd.	48,530	4,052,255
Southwestern Energy Co.*	12,473	466,864
Spectra Energy Corporation	23,248	580,968
Sunoco, Inc.	4,350	175,348
Tesoro CorporationΔ*	4,921	91,235
Valero Energy Corporation	20,292	469,151
Williams Cos., Inc. (The)	20,616	509,628

		49,164,956

Financial Services — 16.6%
Aflac, Inc.	16,705	942,663
Allstate Corporation (The)	19,281	614,678
American Express Co.	37,185	1,595,980
American International Group, Inc.Δ*	4,985	287,236
Ameriprise Financial, Inc.	8,821	507,649
AON Corporation	11,796	542,734
Apartment Investment & Management Co. Class A REIT	4,040	104,394
Assurant, Inc.	3,727	143,564
AvalonBay Communities, Inc. REIT	3,051	343,390
Bank of America Corporation	358,600	4,783,724
Bank of New York Mellon Corporation (The)	44,073	1,331,005
BB&T Corporation	24,807	652,176
Berkshire Hathaway, Inc.*	61,557	4,931,331
Boston Properties, Inc. REITΔ	5,020	432,222
Capital One Financial Corporation	16,377	697,005
CB Richard Ellis Group, Inc. Class A*	10,124	207,340
Chubb Corporation	10,851	647,154
Cincinnati Financial CorporationΔ	5,996	190,013
Citigroup, Inc.*	1,032,862	4,885,437
CME Group, Inc.	2,380	765,765
Comerica, Inc.	6,260	264,422
Discover Financial Services	19,443	360,279
Dun & Bradstreet Corporation	1,739	142,754
E*TRADE Financial CorporationΔ*	6,947	111,152
Equifax, Inc.	4,371	155,608
Equity Residential REIT	10,052	522,201
Federated Investors, Inc. Class BΔ	3,300	86,361
Fidelity National Information Services, Inc.	9,608	263,163
Fifth Third Bancorp	28,467	417,896
First Horizon National CorporationΔ*	8,307	97,856
First Horizon National Corporation Placeholder Shares+	189,413	—
Fiserv, Inc.*	5,257	307,850
Franklin Resources, Inc.	5,178	575,845
Genworth Financial, Inc. Class A*	17,063	224,208
Goldman Sachs Group, Inc. (The)	18,202	3,060,848
Hartford Financial Services Group, Inc.	15,894	421,032
HCP, Inc. REIT	12,957	476,688
Health Care REIT, Inc.	5,194	247,442
Host Hotels & Resorts, Inc. REIT	23,225	415,031
Hudson City Bancorp, Inc.	18,520	235,945
Huntington Bancshares, Inc.Δ	30,700	210,909
IntercontinentalExchange, Inc.*	2,581	307,526
Invesco, Ltd.	16,361	393,646
Janus Capital Group, Inc.	6,708	87,003
JPMorgan Chase & Co.	139,034	5,897,822
KeyCorp	31,349	277,439
Kimco Realty Corporation REIT	14,165	255,537
Legg Mason, Inc.Δ	5,388	195,423
Leucadia National Corporation	6,852	199,941
Lincoln National CorporationΔ	11,299	314,225
Loews Corporation	11,447	445,403
M&T Bank Corporation	4,248	369,788
Marsh & McLennan Cos., Inc.	19,512	533,458
Marshall & Ilsley Corporation	19,212	132,947
Mastercard, Inc. Class A	3,439	770,714
MetLife, Inc.	32,201	1,431,012
Moody’s Corporation	7,127	189,151
Morgan Stanley	53,784	1,463,463
NASDAQ OMX Group, Inc. (The)*	5,070	120,210

130	See Notes to Financial Statements.

	Shares	Value
Northern Trust Corporation	8,799	$487,553
NYSE Euronext	9,340	280,013
People’s United Financial, Inc.	13,442	188,322
Plum Creek Timber Co., Inc. REITΔ	5,932	222,153
PNC Financial Services Group, Inc.	18,667	1,133,460
Principal Financial Group, Inc.	11,317	368,482
Progressive Corporation (The)	23,473	466,409
ProLogis REIT	20,391	294,446
Prudential Financial, Inc.	17,293	1,015,272
Public Storage REIT	4,961	503,145
Regions Financial CorporationΔ	44,332	310,324
Schwab (Charles) Corporation (The)	35,567	608,551
Simon Property Group, Inc. REIT	10,428	1,037,482
SLM Corporation*	17,253	217,215
State Street Corporation	17,798	824,759
SunTrust Banks, Inc.	17,922	528,878
T. Rowe Price Group, Inc.Δ	9,040	583,442
Torchmark Corporation	2,850	170,259
Total System Services, Inc.Δ	5,618	86,405
Travelers Cos., Inc. (The)	16,341	910,357
Unum Group	11,200	271,264
US Bancorp	68,088	1,836,333
Ventas, Inc. REITΔ	5,680	298,086
Visa, Inc.	17,317	1,218,770
Vornado Realty Trust REIT	5,838	486,481
Wells Fargo & Co.	186,594	5,782,548
Western Union Co. (The)	23,175	430,360
Xl Group PLCΔ	11,605	253,221
Zions BancorporationΔ	6,256	151,583

		67,553,231

Healthcare — 10.7%
Abbott Laboratories	55,020	2,636,008
Aetna, Inc.	14,209	433,517
Allergan, Inc.	10,913	749,396
AmerisourceBergen Corporation	9,538	325,437
Amgen, Inc.*	33,608	1,845,079
Bard (C.R.), Inc.Δ	3,287	301,648
Baxter International, Inc.	20,751	1,050,416
Becton Dickinson & Co.	8,220	694,754
Biogen Idec, Inc.*	8,392	562,684
Boston Scientific Corporation*	54,324	411,233
Bristol-Myers Squibb Co.	60,499	1,602,014
Cardinal Health, Inc.	12,219	468,110
CareFusion Corporation*	7,860	202,002
Celgene Corporation*	16,698	987,520
Cephalon, Inc.Δ*	2,614	161,336
Cerner CorporationΔ*	2,496	236,471
CIGNA Corporation	9,723	356,445
Conventry Health Care, Inc.*	5,201	137,306
DaVita, Inc.*	3,504	243,493
DENTSPLY International, Inc.	4,977	170,064
Eli Lilly & Co.	35,729	1,251,944
Express Scripts, Inc.*	18,731	1,012,411
Forest Laboratories, Inc.*	9,905	316,762
Genzyme Corporation*	9,172	653,046
Gilead Sciences, Inc.*	28,872	1,046,321
Hospira, Inc.*	5,914	329,351
Humana, Inc.*	5,902	323,075
Intuitive Surgical, Inc.*	1,403	361,623
Johnson & Johnson	97,623	6,037,983
King Pharmaceuticals, Inc.*	3,409	47,896
Laboratory Corporation of America Holdings*	3,690	324,425
Life Technologies Corporation*	6,716	372,738
McKesson Corporation	8,856	623,285
Medco Health Solutions, Inc.*	15,069	923,278
Medtronic, Inc.	38,360	1,422,772
Merck & Co., Inc.	109,258	3,937,658
Mylan, Inc.*	15,019	317,351
Patterson Cos., Inc.	3,566	109,227
PerkinElmer, Inc.	4,010	103,538
Pfizer, Inc.	284,241	4,977,060
Quest Diagnostics, Inc.	5,049	272,495
St. Jude Medical, Inc.*	12,182	520,781
Stryker Corporation	12,066	647,944
Tenet Healthcare Corporation*	17,431	116,613
Thermo Fisher Scientific, Inc.*	14,130	782,237
UnitedHealth Group, Inc.	39,112	1,412,334
Varian Medical Systems, Inc.*	4,168	288,759
Watson Pharmaceuticals, Inc.*	4,359	225,142
WellPoint, Inc.*	14,006	796,381
Zimmer Holdings, Inc.*	7,024	377,048

		43,506,411

Materials & Processing — 4.1%
Air Products & Chemicals, Inc.	7,610	692,130
Airgas, Inc.	2,639	164,832
AK Steel Holding CorporationΔ	3,577	58,556
Alcoa, Inc.	36,508	561,858
Allegheny Technologies, Inc.Δ	3,419	188,660
Ball Corporation	3,232	219,938
Bemis Co., Inc.	3,721	121,528
CF Industries Holdings, Inc.	2,534	342,470
Cliffs Natural Resources, Inc.	4,846	378,036
Dow Chemical Co. (The)	41,203	1,406,670
Du Pont (E.I.) de Nemours & Co.	32,519	1,622,048
Eastman Chemical Co.	2,518	211,713
Ecolab, Inc.	8,335	420,251
Fastenal Co.Δ	5,281	316,385
FMC Corporation	2,528	201,962
Freeport-McMoRan Copper & Gold, Inc.	16,795	2,016,912
International Flavors & Fragrances, Inc.	2,922	162,434
International Paper Co.	15,565	423,991
Masco CorporationΔ	12,796	161,997
MeadWestvaco Corporation	5,954	155,757
Monsanto Co.	19,030	1,325,249
Newmont Mining Corporation	17,496	1,074,779
Nucor CorporationΔ	11,264	493,588
Owens-Illinois, Inc.*	5,701	175,021
PPG Industries, Inc.	5,793	487,018
Praxair, Inc.	10,969	1,047,210
Precision Castparts Corporation	5,057	703,985
Sealed Air Corporation	5,583	142,087
Sherwin-Williams Co. (The)	3,188	266,995
Sigma-Aldrich Corporation	4,300	286,208
Titanium Metals Corporation	2,990	51,368
United States Steel CorporationΔ	5,050	295,021
Vulcan Materials Co.Δ	4,441	197,003
Weyerhaeuser Co.	18,741	354,767

		16,728,427

See Notes to Financial Statements.	131

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Producer Durables — 10.9%
3M Co.	25,499	$2,200,564
Agilent Technologies, Inc.*	12,428	514,892
Automatic Data Processing, Inc.	17,709	819,572
Avery Dennison Corporation	3,809	161,273
Boeing Co. (The)	26,131	1,705,309
C.H. Robinson Worldwide, Inc.	5,928	475,366
Caterpillar, Inc.	22,597	2,116,435
Cintas Corporation	4,648	129,958
CSX Corporation	13,302	859,442
Cummins, Inc.	7,053	775,901
Danaher Corporation	18,982	895,381
Deere & Co.	15,079	1,252,311
Dover Corporation	6,708	392,083
Eaton Corporation	6,035	612,613
Emerson Electric Co.	26,760	1,529,869
Expeditors International of Washington, Inc.	7,611	415,561
FedEx Corporation	11,160	1,037,992
FLIR Systems, Inc.Δ*	5,510	163,922
Flowserve Corporation	1,991	237,367
Fluor Corporation	6,290	416,775
General Dynamics Corporation	13,508	958,528
General Electric Co.	379,104	6,933,812
Goodrich Corporation	4,406	388,036
Honeywell International, Inc.Δ	27,717	1,473,436
Illinois Tool Works, Inc.	17,680	944,112
Iron Mountain, Inc.	6,912	172,869
ITT Corporation	6,471	337,204
Jacobs Engineering Group, Inc.*	4,553	208,755
L-3 Communications Holdings, Inc.	4,059	286,119
Lexmark International, Inc. Class A*	2,856	99,446
Lockheed Martin Corporation	10,567	738,739
Monster Worldwide, Inc.Δ*	4,609	108,911
Norfolk Southern Corporation	12,931	812,325
Northrop Grumman Corporation	10,437	676,109
PACCAR, Inc.Δ	13,051	749,388
Pall Corporation	4,081	202,336
Parker Hannifin Corporation	5,687	490,788
Paychex, Inc.	11,470	354,538
Pitney Bowes, Inc.Δ	7,526	181,979
Quanta Services, Inc.Δ*	7,756	154,499
Raytheon Co.	12,976	601,308
Republic Services, Inc.	10,957	327,176
Robert Half International, Inc.Δ	5,054	154,652
Rockwell Automation, Inc.	5,073	363,785
Rockwell Collins, Inc.	5,574	324,741
Roper Industries, Inc.Δ	3,358	256,652
RR Donnelley & Sons Co.	7,507	131,147
Ryder System, Inc.	1,869	98,384
Southwest Airlines Co.	26,647	345,878
Stericycle, Inc.Δ*	3,017	244,136
Textron, Inc.Δ	9,716	229,686
Union Pacific Corporation	17,543	1,625,534
United Parcel Service, Inc. Class B	35,148	2,551,042
United Technologies Corporation	32,889	2,589,022
W.W. Grainger, Inc.Δ	2,087	288,236
Waste Management, Inc.	16,839	620,854
Waters Corporation*	3,266	253,801
Xerox Corporation	49,676	572,268

		44,562,817

Technology — 17.2%
Adobe Systems, Inc.*	18,029	554,933
Advanced Micro Devices, Inc.Δ*	20,017	163,739
Akamai Technologies, Inc.*	6,528	307,142
Altera Corporation	11,053	393,266
American Tower Corporation Class A*	14,278	737,316
Amphenol Corporation Class A	6,289	331,933
Analog Devices, Inc.	10,536	396,891
Apple, Inc.*	32,624	10,523,197
Applied Materials, Inc.	47,802	671,618
Autodesk, Inc.*	8,110	309,802
BMC Software, Inc.*	6,250	294,625
Broadcom Corporation Class AΔ	16,195	705,292
CA, Inc.	13,499	329,916
Cisco Systems, Inc.*	197,093	3,987,191
Citrix Systems, Inc.*	6,740	461,083
Cognizant Technology Solutions Corporation Class A*	10,831	793,804
Computer Sciences Corporation	5,455	270,568
Compuware Corporation*	7,551	88,120
Corning, Inc.	55,523	1,072,704
Dell, Inc.*	59,950	812,323
Electronic Arts, Inc.*	11,501	188,386
EMC Corporation*	73,429	1,681,524
F5 Networks, Inc.*	2,876	374,340
Google, Inc. Class A*	8,869	5,267,920
Harris Corporation	4,552	206,206
Hewlett-Packard Co.	80,573	3,392,123
Intel Corporation	198,686	4,178,367
International Business Machines Corporation	44,209	6,488,113
Intuit, Inc.*	9,936	489,845
Jabil Circuit, Inc.	7,203	144,708
JDS Uniphase Corporation*	7,684	111,264
Juniper Networks, Inc.*	18,668	689,223
KLA-Tencor Corporation	6,060	234,158
Linear Technology CorporationΔ	7,981	276,063
LSI Corporation*	21,819	130,696
McAfee, Inc.*	5,417	250,861
MEMC Electronic Materials, Inc.*	7,606	85,644
Microchip Technology, Inc.Δ	6,607	226,025
Micron Technology, Inc.*	29,994	240,552
Microsoft Corporation	267,746	7,475,468
Molex, Inc.Δ	4,798	109,011
Motorola, Inc.*	83,716	759,304
National Semiconductor Corporation	8,311	114,359
NetApp, Inc.*	12,840	705,686
Novell, Inc.*	11,731	69,448
Novellus Systems, Inc.*	3,127	101,065
NVIDIA Corporation*	20,794	320,228
Oracle Corporation	137,812	4,313,516
QLogic Corporation*	3,639	61,936
QUALCOMM, Inc.	57,491	2,845,230
Red Hat, Inc.*	6,879	314,026
SAIC, Inc.*	10,348	164,119
Salesforce.com, Inc.*	4,220	557,040

132	See Notes to Financial Statements.

	Shares	Value
SanDisk Corporation*	8,283	$412,990
Symantec Corporation*	27,782	465,071
Tellabs, Inc.	13,674	92,710
Teradata Corporation*	5,989	246,507
Teradyne, Inc.Δ*	6,164	86,543
Texas Instruments, Inc.Δ	41,872	1,360,840
VeriSign, Inc.Δ*	6,147	200,823
Western Digital Corporation*	8,126	275,471
Xilinx, Inc.Δ	9,277	268,847
Yahoo!, Inc.*	46,217	768,589

		69,950,308

Utilities — 6.2%
AES Corporation (The)*	23,499	286,218
Allegheny Energy, Inc.	5,835	141,440
Ameren Corporation	8,452	238,262
American Electric Power Co., Inc.	17,275	621,555
AT&T, Inc.	210,262	6,177,498
Centerpoint Energy, Inc.	15,114	237,592
CenturyTel, Inc.Δ	10,783	497,851
CMS Energy CorporationΔ	8,600	159,960
Consolidated Edison, Inc.	10,315	511,315
Constellation Energy Group, Inc.	7,068	216,493
Dominion Resources, Inc.	20,613	880,587
DTE Energy Co.	6,042	273,823
Duke Energy Corporation	46,928	835,788
Edison International	11,711	452,045
Entergy Corporation	6,439	456,074
Exelon Corporation	23,488	978,040
FirstEnergy CorporationΔ	10,968	406,035
Frontier Communications CorporationΔ	35,099	341,513
Integrys Energy Group, Inc.Δ	2,650	128,552
MetroPCS Communications, Inc.Δ*	8,869	112,015
NextEra Energy, Inc.	14,767	767,736
Nicor, Inc.Δ	1,498	74,780
NiSource, Inc.	9,848	173,522
Northeast Utilities	6,153	196,158
NRG Energy, Inc.Δ*	8,879	173,496
Oneok, Inc.	3,753	208,179
Pepco Holdings, Inc.Δ	7,712	140,744
PG&E Corporation	14,098	674,448
Pinnacle West Capital Corporation	3,778	156,598
PPL Corporation	17,314	455,704
Progress Energy, Inc.	10,527	457,714
Public Service Enterprise Group, Inc.	18,180	578,306
Qwest Communications International, Inc.	62,588	476,295
SCANA Corporation	4,153	168,612
Sempra Energy	8,504	446,290
Southern Co.	29,793	1,138,986
Sprint Nextel Corporation*	106,648	451,121
TECO Energy, Inc.	7,410	131,898
Verizon Communications, Inc.	100,696	3,602,903
Windstream CorporationΔ	16,996	236,924
Wisconsin Energy Corporation	4,094	240,973
Xcel Energy Inc.	16,510	388,811

		25,292,854

Total Common Stocks (Cost $329,070,256)		395,496,540

FOREIGN COMMON STOCKS — 0.5%
Ireland — 0.1%
Ingersoll-Rand PLCΔ	11,586	545,585

Switzerland — 0.4%
Ace, Ltd.	12,004	747,249
Tyco International, Ltd.*	17,388	720,558

Total Foreign Common Stocks (Cost $1,809,668)		2,013,392

MONEY MARKET FUNDS — 7.5%
GuideStone Money Market Fund (GS4 Class)¥	7,740,278	7,740,278
Northern Institutional Liquid Assets Portfolio§	22,662,484	22,662,484

Total Money Market Funds (Cost $30,402,762)		30,402,762

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.16%, 05/05/11‡‡	$95,000	94,956
0.17%, 05/05/11‡‡	1,350,000	1,349,374

Total U.S. Treasury Obligations (Cost $1,444,156)		1,444,330

TOTAL INVESTMENTS — 105.5% (Cost $362,726,842)		429,357,024
Liabilities in Excess of Other Assets — (5.5)%		(22,404,869)

NET ASSETS — 100.0%		$406,952,155

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Technology	17.2
Financial Services	16.6
Energy	12.1
Consumer Discretionary	11.9
Producer Durables	10.9
Healthcare	10.7
Consumer Staples	7.5
Money Market Funds	7.5
Utilities	6.2
Materials & Processing	4.1
Futures	2.2
Foreign Common Stocks	0.5
U.S. Treasury Obligations	0.3

107.7

See Notes to Financial Statements.	133

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Common Stocks	$395,496,540	$—
Foreign Common Stocks	2,013,392	—
Futures Contracts	—	230,370
Money Market Funds	30,402,762	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligation	1,444,330	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$429,357,024	$230,370

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

134	See Notes to Financial Statements.

Real Estate Securities Fund

The Real Estate Securities Fund provides exposure to real estate by investing in public real estate securities with strong cash flow growth potential that provides the capacity for sustained dividend increases. The Fund is diversified among property sectors and geographical locations. The Fund became a registered mutual fund on December 29, 2006, but prior to that, it was offered as a private fund that operated from 2000 to 2006.

The US REIT market finished off 2010 with a solid fourth quarter and outperformed broader equity indices by roughly 10% for the year. Following the soft patch during the summer, economic data trended positively through the fourth quarter. The improvement accelerated in December as nearly all of the data released suggested improvement in demand as well as signs of hope for the job market. The Fund outperformed its benchmark, the Dow Jones U.S. Select Real Estate Securities Index, by .33% (28.80% versus 28.47%) in 2010. The outperformance was driven by a combination of strong stock selection and solid sector allocation. Stock selection was particularly strong in the apartments and hotels and in retail sectors. This was only somewhat offset by poor selection in the regional malls, self storage and office sectors. Sector allocation benefitted from the Fund’s underweight exposure to the underperforming office, industrial and healthcare sectors and by the overweight exposure to the outperforming apartments sector.

This Fund invests substantial assets in Real Estate Investment Trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Please see page 139 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Real Estate Securities Fund

Average Annual Total Returns as of 12/31/10

	GS4 Class*	Benchmark**
One Year	28.80%	28.47%
Since Inception	-4.04%	-4.73%
Inception Date	12/29/06
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	1.29%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since December 29, 2006 (commencement of operations), with all dividends and capital gains reinvested, with the Dow Jones Wilshire Real Estate Securities Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The Dow Jones U.S. Select Real Estate Securities Index is an unmanaged, broad-based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
COMMON STOCKS — 97.4%
Financial Services — 95.4%
AMB Property Corporation REIT	11,400	$361,494
Apartment Investment & Management Co. Class A REITΔ	91,900	2,374,696
AvalonBay Communities, Inc. REITΔ	60,585	6,818,842
Boston Properties, Inc. REITΔ	70,542	6,073,666
Brandywine Realty Trust REITΔ	250,450	2,917,742
BRE Properties, Inc. REITΔ	101,000	4,393,500
Brookfield Properties Corporation	260,750	4,570,948
Campus Crest Communities, Inc.	62,950	882,559
Cogdell Spencer, Inc. REITΔ	135,200	784,160
Colonial Properties Trust REITΔ	123,950	2,237,298
CommonWealth REITΔ	85,750	2,187,482
DCT Industrial Trust, Inc. REITΔ	276,300	1,467,153
Developers Diversified Realty Corporation REITΔ	301,250	4,244,612
Digital Realty Trust, Inc. REITΔ	89,150	4,594,791
Douglas Emmett, Inc. REITΔ	122,750	2,037,650
Equity Lifestyle Properties, Inc. REITΔ	17,200	961,996
Equity Residential REIT	105,750	5,493,713
Extra Space Storage, Inc. REITΔ	156,100	2,716,140
General Growth Properties, Inc. REITΔ	98,250	1,520,910
Glimcher Realty Trust REITΔ	133,750	1,123,500
HCP, Inc. REITΔ	134,350	4,942,736
Host Hotels & Resorts, Inc. REITΔ	421,640	7,534,707
Hudson Pacific Properties, Inc. REITΔ	21,800	328,090
Kimco Realty Corporation REITΔ	142,900	2,577,916
LTC Properties, Inc. REITΔ	49,450	1,388,556
Nationwide Health Properties, Inc. REITΔ	23,160	842,561
Pebblebrook Hotel Trust REITΔ	99,700	2,025,904
Post Properties, Inc. REITΔ	84,350	3,061,905
ProLogis REITΔ	454,300	6,560,092
PS Business Parks, Inc. REITΔ	14,100	785,652
Public Storage REITΔ	67,080	6,803,254
Ramco-Gershenson Properties Trust REITΔ	89,800	1,118,010
Regency Centers Corporation REITΔ	106,300	4,490,112
Sabra Healthcare, Inc. REIT	30,750	565,800
Senior Housing Properties Trust REITΔ	180,535	3,960,938
Simon Property Group, Inc. REITΔ	150,550	14,978,220
SL Green Realty Corporation REITΔ	97,950	6,612,604
Strategic Hotels & Resorts, Inc. REITΔ*	268,650	1,421,158
Tanger Factory Outlet Centers REITΔ	26,950	1,379,571
Taubman Centers, Inc. REITΔ	63,450	3,202,956
Vornado Realty Trust REITΔ	35,456	2,954,548

		135,298,142

Healthcare — 2.0%
Brookdale Senior Living, Inc.*	133,150	2,850,742

Total Common Stocks (Cost $112,725,335)		138,148,884

MONEY MARKET FUNDS — 26.4%
GuideStone Money Market Fund (GS4 Class)¥	2,975,979	2,975,979
Northern Institutional Liquid Assets Portfolio§	34,429,336	34,429,336

Total Money Market Funds (Cost $37,405,315)		37,405,315

	Par
U.S. TREASURY OBLIGATION — 0.5%
U.S. Treasury Bill
0.17%, 05/05/11‡‡ (Cost $774,546)	$775,000	774,640

TOTAL INVESTMENTS — 124.3% (Cost $150,905,196)		176,328,839
Liabilities in Excess of Other Assets — (24.3)%		(34,428,641)

NET ASSETS — 100.0%		$141,900,198

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)
%
Financial Services	95.4
Money Market Funds	26.4
Futures Contracts	2.8
Healthcare	2.0
U.S. Treasury Obligation	0.5

127.1

See Notes to Financial Statements.	137

REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Common Stocks	$138,148,884	$—
Futures Contracts	—	33,902
Money Market Funds	37,405,315	—
U.S. Treasury Obligations
Level 2 — Other Significant
Observable Inputs
U.S. Treasury Obligation	774,640	—
Level 3 — Significant
Unobservable Inputs	—	—

Total	$176,328,839	$33,902

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

138	See Notes to Financial Statements.

Value Equity Fund

Equity markets continued to appreciate during the year as investors responded favorably to additional fiscal stimulus and generally improving economic conditions. The S&P 500® Index posted a return of 15.06% for the full year of 2010. As of year-end, the S&P 500® Index had soared over 90% off the March 2009 lows. The broader U.S. market, as measured by the Russell 3000® Index, posted an impressive return of 16.93% for the one-year period.

From a sector perspective, performance was unanimously in positive territory as all sectors within the Russell 3000® Index advanced during the year. In general, economically-sensitive sectors benefitted from an increasingly optimistic outlook, while the more defensive sectors tended to lag. Eight of the nine sectors within the Russell 3000® Index posted double-digit gains with the best performance coming from the consumer discretionary and producer durables sectors. The weakest performer was the healthcare sector which still posted a solid single-digit gain for the year.

Higher beta, lower quality stocks generally outperformed lower beta, higher quality stocks during the year. In terms of equity market capitalization and style, everything (small, mid, large; growth, core, value) advanced over the course of the year. Small-cap companies significantly outperformed their large-cap counterparts as the Russell 2000® Index posted a one-year return of 26.85%, while the Russell 1000® Index advanced 16.10%. Style differentiation was evident as growth oriented stocks outperformed value oriented stocks across all market capitalization segments. In the large capitalization segment, the Russell 1000® Growth Index and Russell 1000® Value Index posted one-year returns of 16.71% and 15.51%, respectively.

The Value Equity Fund invests in a diversified portfolio of large and medium-size U.S. companies whose stocks are considered to be attractive from a valuation perspective. The Fund posted a double-digit performance return but still underperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2010 (13.96% versus 15.51%). All economic sectors within the Russell 1000® Value Index ended the year in positive territory. Overweight exposure and security selection to the technology sector detracted from benchmark-relative returns, while security selection to the healthcare sector contributed to benchmark-relative performance over the course of the year.

This fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

Please see page 145 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

139

Value Equity Fund

Average Annual Total Returns as of 12/31/10
	GS2 Class*	GS4 Class*	Benchmark**
One Year	14.01%	13.96%	15.51%
Five Year	0.51%	0.37%	1.28%
Since Inception	3.41%	3.15%	3.77%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	0.70%	0.89%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Value Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

140

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
COMMON STOCKS — 94.4%
Consumer Discretionary — 10.6%
Apollo Group, Inc. Class AΔ*	62,500	$2,468,125
AutoZone, Inc.*	9,300	2,535,087
Carnival Corporation	244,996	11,296,766
CBS Corporation Class B	293,000	5,581,650
Coach, Inc.	62,100	3,434,751
Comcast Corporation Class A	601,415	13,213,088
Dana Holding Corporation*	57,100	982,691
DIRECTV Group, Inc. Class A*	91,600	3,657,588
eBay, Inc.*	32,216	896,571
Family Dollar Stores, Inc.	29,700	1,476,387
Ford Motor Co.Δ*	104,000	1,746,160
Fossil, Inc.*	34,900	2,459,752
Gannett Co., Inc.Δ	152,600	2,302,734
Gap, Inc. (The)	230,750	5,108,805
Home Depot, Inc.	464,700	16,292,382
IAC/InterActiveCorpΔ*	98,600	2,829,820
ITT Educational Services, Inc.Δ*	32,300	2,057,187
Johnson Controls, Inc.	1,730	66,086
Kohl’s Corporation*	3,684	200,188
Lennar Corporation Class AΔ	292,751	5,489,081
Lowe’s Cos., Inc.	15,387	385,906
McDonald’s Corporation	105,500	8,098,180
McGraw-Hill Co., Inc. (The)	38,300	1,394,503
News Corporation	81,844	1,191,649
Omnicom Group, Inc.	2,725	124,805
Stanley Black & Decker, Inc.	152,100	10,170,927
Thomson Reuters CorporationΔ	11,520	429,350
Time Warner Cable, Inc.	16,055	1,060,112
Time Warner, Inc.	380,384	12,236,953
Wal-Mart Stores, Inc.Δ	76,781	4,140,799
Walt Disney Co. (The)	88,607	3,323,649

		126,651,732

Consumer Staples — 5.6%
Archer-Daniels-Midland Co.	70,095	2,108,458
Coca-Cola Co. (The)	24,158	1,588,872
Colgate-Palmolive Co.	3,542	284,671
CVS Caremark Corporation	240,304	8,355,370
General Mills, Inc.	12,233	435,373
Herbalife, Ltd.	39,000	2,666,430
Kellogg Co.	1,292	65,995
Kimberly-Clark Corporation	104,383	6,580,304
Kraft Foods, Inc. Class A	323,848	10,204,450
Kroger Co. (The)	212,824	4,758,745
PepsiCo, Inc.	30,968	2,023,139
Procter & Gamble Co. (The)	280,673	18,055,694
Safeway, Inc.Δ	168,300	3,785,067
Sysco Corporation	45,400	1,334,760
Tyson Foods, Inc. Class A	154,900	2,667,378
Walgreen Co.	43,265	1,685,604

		66,600,310

Energy — 12.2%
Anadarko Petroleum CorporationΔ	69,698	5,308,200
Apache Corporation	17,277	2,059,937
Baker Hughes, Inc.	144,183	8,242,942
BP PLC ADR	103,600	4,576,012
Chesapeake Energy Corporation	29,306	759,318
Chevron Corporation	343,575	31,351,219
ConocoPhillipsΔ	331,178	22,553,223
Devon Energy Corporation	118,449	9,299,431
Exxon Mobil Corporation	43,380	3,171,946
Hess Corporation	74,333	5,689,448
Marathon Oil Corporation	358,825	13,287,290
Murphy Oil Corporation	52,300	3,898,965
National Oilwell Varco, Inc.	18,955	1,274,724
Occidental Petroleum CorporationΔ	157,178	15,419,162
Patterson-UTI Energy, Inc.	69,300	1,493,415
Schlumberger, Ltd.	7,899	659,566
Spectra Energy Corporation	262,350	6,556,127
Sunoco, Inc.	38,200	1,539,842
Valero Energy Corporation	308,400	7,130,208
Williams Cos., Inc. (The)	15,514	383,506

		144,654,481

Financial Services — 22.4%
Aflac, Inc.	1,162	65,572
Allied World Assurance Co. Holdings, Ltd.	23,200	1,379,008
Allstate Corporation (The)	291,561	9,294,965
American Express Co.	290,600	12,472,552
American Financial Group, Inc.	106,700	3,445,343
Ameriprise Financial, Inc.	172,100	9,904,355
Arch Capital Group, Ltd.*	34,900	3,072,945
Assurant, Inc.	65,100	2,507,652
AXIS Capital Holdings, Ltd.	93,400	3,351,192
Bank of America Corporation	1,407,976	18,782,400
Bank of New York Mellon Corporation (The)	54,814	1,655,383
BB&T Corporation	31,069	816,804
Berkshire Hathaway, Inc.*	78,250	6,268,607
BlackRock, Inc.	2,835	540,294
BOK Financial CorporationΔ	26,700	1,425,780
Capital One Financial Corporation	382,923	16,297,203
Chubb Corporation	85,666	5,109,120
Citigroup, Inc.*	3,306,282	15,638,714
CME Group, Inc.	2,972	956,241
Endurance Specialty Holdings, Ltd.Δ	12,400	571,268
Everest Re Group, Ltd.	16,800	1,424,976
Fifth Third Bancorp	278,700	4,091,316
Franklin Resources, Inc.	31,800	3,536,478
Goldman Sachs Group, Inc. (The)	23,303	3,918,632
Hudson City Bancorp, Inc.	116,700	1,486,758
Jones Lang LaSalle, Inc.	38,700	3,247,704
JPMorgan Chase & Co.	945,541	40,109,849
Loews Corporation	14,151	550,615
MBIA, Inc.Δ*	259,500	3,111,405
MetLife, Inc.	20,225	898,799
Morgan StanleyΔ	252,553	6,871,967
NASDAQ OMX Group, Inc. (The)*	63,400	1,503,214
Northern Trust CorporationΔ	6,577	364,432
PNC Financial Services Group, Inc.	23,770	1,443,314
Prudential Financial, Inc.	21,036	1,235,024
Public Storage REITΔ	630	63,895
RenaissanceRe Holdings, Ltd.	51,600	3,286,404
SEI Investments Co.	53,400	1,270,386
Simon Property Group, Inc. REIT	4,089	406,815
SLM Corporation*	477,800	6,015,502

See Notes to Financial Statements.	141

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
State Street Corporation	274,513	$12,720,932
T. Rowe Price Group, Inc.Δ	57,700	3,723,958
Taubman Centers, Inc. REITΔ	28,300	1,428,584
Torchmark CorporationΔ	27,000	1,612,980
Travelers Cos., Inc. (The)	259,516	14,457,636
US Bancorp	86,607	2,335,791
Validus Holdings, Ltd.	8,900	272,429
Wells Fargo & Co.	902,427	27,966,213
XL Group PLC	145,600	3,176,992

		266,088,398

Healthcare — 13.0%
Abbott Laboratories	6,817	326,603
Aetna, Inc.	135,473	4,133,281
AmerisourceBergen Corporation	90,500	3,087,860
Amgen, Inc.*	119,625	6,567,412
Baxter International, Inc.	4,594	232,548
Biogen Idec, Inc.*	78,215	5,244,316
Bristol-Myers Squibb Co.	566,303	14,995,703
Cardinal Health, Inc.	209,988	8,044,640
Eli Lilly & Co.	35,446	1,242,028
Forest Laboratories, Inc.*	52,500	1,678,950
Genzyme Corporation*	2,920	207,904
Gilead Sciences, Inc.*	40,800	1,478,592
Health Net, Inc.*	105,800	2,887,282
Hologic, Inc.*	256,550	4,828,271
Humana, Inc.*	31,200	1,707,888
Johnson & Johnson	348,747	21,570,002
McKesson Corporation	6,551	461,059
Medtronic, Inc.	102,855	3,814,892
Merck & Co., Inc.	141,088	5,084,812
Pfizer, Inc.	1,542,634	27,011,521
Tenet Healthcare CorporationΔ*	613,300	4,102,977
Thermo Fisher Scientific, Inc.*	18,570	1,028,035
UnitedHealth Group, Inc.	402,364	14,529,364
Watson Pharmaceuticals, Inc.*	117,600	6,074,040
WellPoint, Inc.*	245,228	13,943,664
Zimmer Holdings, Inc.*	9,110	489,025

		154,772,669

Materials & Processing — 3.3%
Alcoa, Inc.	431,389	6,639,077
Cabot Corporation	51,800	1,950,270
Domtar CorporationΔ	16,400	1,245,088
Dow Chemical Co. (The)	52,289	1,785,146
Du Pont (E.I.) de Nemours & Co.	240,236	11,982,972
Eastman Chemical Co.	42,600	3,581,808
Lubrizol Corporation	13,900	1,485,632
MeadWestvaco Corporation	177,100	4,632,936
Nucor CorporationΔ	8,239	361,033
United States Steel CorporationΔ	87,300	5,100,066

		38,764,028

Producer Durables — 10.2%
3M Co.	36,200	3,124,060
Boeing Co. (The)	6,582	429,541
CSX Corporation	42,709	2,759,428
Danaher Corporation	1,807	85,236
Deere & Co.	1,075	89,279
Emerson Electric Co.	151,700	8,672,689
FedEx Corporation	5,062	470,817
Gardner Denver, Inc.	28,700	1,975,134
General Dynamics Corporation	41,726	2,960,877
General Electric Co.	1,290,176	23,597,319
Honeywell International, Inc.Δ	348,600	18,531,576
Illinois Tool Works, Inc.	199,900	10,674,660
KBR, Inc.	98,000	2,986,060
L-3 Communications Holdings, Inc.	18,000	1,268,820
Lockheed Martin CorporationΔ	35,558	2,485,860
Norfolk Southern Corporation	16,742	1,051,733
Northrop Grumman CorporationΔ	85,919	5,565,833
Oshkosh CorporationΔ*	79,800	2,812,152
Raytheon Co.	196,433	9,102,705
Ryder System, Inc.	60,700	3,195,248
Terex CorporationΔ	176,000	5,463,040
Textron, Inc.Δ	269,600	6,373,344
Union Pacific Corporation	37,915	3,513,204
United Technologies Corporation	3,574	281,345
Waste Management, Inc.Δ	104,101	3,838,204

		121,308,164

Technology — 7.8%
Activision Blizzard, Inc.	17,307	215,299
Applied Materials, Inc.	498,400	7,002,520
CA, Inc.	125,700	3,072,108
Corning, Inc.	61,848	1,194,903
Dell, Inc.*	319,100	4,323,805
Hewlett-Packard Co.	123,000	5,178,300
Ingram Micro, Inc. Class A*	81,400	1,553,926
Intel Corporation	629,615	13,240,803
International Business Machines Corporation	123,200	18,080,832
Microsoft Corporation	584,973	16,332,446
Motorola, Inc.*	826,122	7,492,927
Nokia Corporation ADRΔ	322,500	3,328,200
Symantec Corporation*	209,723	3,510,763
Texas Instruments, Inc.Δ	116,826	3,796,845
Yahoo!, Inc.*	296,210	4,925,972

		93,249,649

Utilities — 9.3%
Alliant Energy Corporation	50,700	1,864,239
American Electric Power Co., Inc.	186,821	6,721,820
AT&T, Inc.	1,200,818	35,280,033
Constellation Energy Group, Inc.	42,700	1,307,901
Dominion Resources, Inc.Δ	124,167	5,304,414
Duke Energy Corporation	59,458	1,058,947
Edison InternationalΔ	111,500	4,303,900
Energen Corporation	29,300	1,414,018
Entergy Corporation	118,822	8,416,162
Exelon Corporation	114,863	4,782,895
MetroPCS Communications, Inc.Δ*	248,900	3,143,607
NextEra Energy, Inc.	18,762	975,436
NRG Energy, Inc.*	58,800	1,148,952
NV Energy, Inc.	208,000	2,922,400
PG&E Corporation	17,718	847,629
Progress Energy, Inc. Contingent Value Obligation+*	3,100	1,209
Public Service Enterprise Group, Inc.	135,295	4,303,734
Southern Co.	37,285	1,425,406
Sprint Nextel Corporation*	919,826	3,890,864

142	See Notes to Financial Statements.

	Shares	Value
Verizon Communications, Inc.	591,631	$21,168,557

		110,282,123

Total Common Stocks (Cost $1,098,939,220)		1,122,371,554

FOREIGN COMMON STOCKS — 2.7%
Canada — 0.3%
Research In Motion, Ltd.*	58,600	3,406,418

Peru — 0.1%
Credicorp, Ltd.	11,400	1,355,574

Singapore — 0.4%
Flextronics International, Ltd.*	639,238	5,018,018

Switzerland — 1.4%
Ace, Ltd.	12,968	807,258
Tyco Electronics, Ltd.	233,775	8,275,635
Tyco International, Ltd.*	172,114	7,132,404

		16,215,297

United Kingdom — 0.5%
Ensco International PLCΔ	124,800	6,661,824

Total Foreign Common Stocks (Cost $29,244,265)		32,657,131

MONEY MARKET FUNDS — 9.7%
GuideStone Money Market Fund (GS4 Class)¥	29,448,901	29,448,901
Northern Institutional Liquid Assets Portfolio§	85,564,732	85,564,732

Total Money Market Funds (Cost $115,013,633)		115,013,633

	Par
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.17%, 05/05/11‡‡	$2,590,000	2,588,798
0.18%, 05/05/11‡‡	875,000	874,594
0.19%, 05/05/11‡‡	20,000	19,991

Total U.S. Treasury Obligations (Cost $3,482,921)		3,483,383

TOTAL INVESTMENTS — 107.1%
(Cost $1,246,680,039)		1,273,525,701
Liabilities in Excess of Other Assets — (7.1)%		(84,235,762)

Net Assets — 100.0%		$1,189,289,939

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

%
Financial Services	22.4
Healthcare	13.0
Energy	12.2
Consumer Discretionary	10.6
Producer Durables	10.2
Money Market Funds	9.7
Utilities	9.3
Technology	7.8
Consumer Staples	5.6
Materials & Processing	3.3
Futures Contracts	2.8
Foreign Common Stocks	2.7
U.S. Treasury Obligations	0.3

109.9

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Common Stocks	$1,122,370,345	$—
Foreign Common Stocks	32,657,131	—
Futures Contracts		688,859
Money Market Funds	115,013,633	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	3,483,383	—
Level 3 — Significant Unobservable Inputs
Common Stocks	1,209	—

Total	$1,273,525,701	$688,859

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	143

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Balance, 12/31/09
Common Stocks	$1,209	$—
Accrued discounts/premiums
Common Stocks	—	—
Realized gain (loss)(1)
Common Stocks	—	—
Changed in unrealizedappreciation (depreciation)(2)
Common Stocks	—	—
Net purchases (sales)
Common Stocks	—	—
Transfers in and/orout of Level 3
Common Stocks	—	—

Balance, 12/31/10	$1,209	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.
(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net Realized Gain (loss) from Investment securities and securities sold short.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.

144	See Notes to Financial Statements.

Growth Equity Fund

Equity markets continued to appreciate during the year as investors responded favorably to additional fiscal stimulus and generally improving economic conditions. The S&P 500® Index posted a return of 15.06% for the full year of 2010. As of year-end, the S&P 500® Index had soared over 90% off the March 2009 lows. The broader U.S. market, as measured by the Russell 3000® Index, posted an impressive return of 16.93% for the one-year period.

From a sector perspective, performance was unanimously in positive territory as all sectors within the Russell 3000® Index advanced during the year. In general, economically-sensitive sectors benefitted from an increasingly optimistic outlook, while the more defensive sectors tended to lag. Eight of the nine sectors within the Russell 3000® Index posted double-digit gains with the best performance coming from the consumer discretionary and producer durables sectors. The weakest performer was the healthcare sector which still posted a solid single-digit gain for the year.

Higher beta, lower quality stocks generally outperformed lower beta, higher quality stocks during the year. In terms of equity market capitalization and style, everything (small, mid, large; growth, core, value) advanced over the course of the year. Small-cap companies significantly outperformed their large-cap counterparts as the Russell 2000® Index posted a one-year return of 26.85%, while the Russell 1000® Index advanced 16.10%. Style differentiation was evident as growth oriented stocks outperformed value oriented stocks across all market capitalization segments. In the large capitalization segment, the Russell 1000® Growth Index and Russell 1000® Value Index posted one-year returns of 16.71% and 15.51%, respectively.

The Growth Equity Fund invests in a diversified portfolio of large and medium-size U.S. companies whose stocks are considered to have above average potential for growth in revenue and earnings. Across the market capitalization spectrum, Russell’s style indices indicated that growth stocks outperformed value stocks in 2010. The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2010 (19.03% versus 16.71%). Strong security selection within the technology and healthcare sectors contributed to benchmark-relative returns, while security selection within the financial services sector detracted from benchmark-relative performance during the year.

Please see page 151 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

Growth Equity Fund

Average Annual Total Returns as of 12/31/10
	GS2 Class*	GS4 Class*	Benchmark**
One Year	19.13%	19.03%	16.71%
Five Year	1.50%	1.39%	3.75%
Since Inception	2.01%	1.89%	2.30%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses
(April 30, 2010 Prospectus,as supplemented on August 5, 2010)(1)	0.90%	1.10%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

146

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
COMMON STOCKS — 92.3%
Consumer Discretionary — 19.6%
Amazon.com, Inc.Δ*	290,096	$52,217,280
Bed Bath & Beyond, Inc.*	99,300	4,880,595
CBS Corporation Class B	96,240	1,833,372
Costco Wholesale Corporation	68,440	4,942,052
Darden Restaurants, Inc.	38,040	1,766,577
Estee Lauder Cos., Inc. (The) Class A	108,256	8,736,259
Ford Motor Co.Δ*	938,265	15,753,469
General Motors Co.*	59,300	2,185,798
Home Depot, Inc.Δ	150,700	5,283,542
Kohl’s Corporation*	82,240	4,468,922
Limited Brands, Inc.	123,110	3,783,170
Marriott International, Inc. Class AΔ	180,390	7,493,401
McDonald’s Corporation	174,831	13,420,028
Netflix, Inc.Δ*	32,600	5,727,820
NIKE, Inc. Class BΔ	304,871	26,042,081
Nordstrom, Inc.Δ	85,128	3,607,725
Priceline.com, Inc.*	36,696	14,661,887
Scripps Networks Interactive, Inc. Class A	53,230	2,754,652
Staples, Inc.	360,000	8,197,200
Starbucks Corporation	434,223	13,951,585
Starwood Hotels & Resorts Worldwide, Inc.	124,100	7,542,798
Target Corporation	98,220	5,905,969
Tiffany & Co.Δ	146,659	9,132,456
TJX Cos., Inc.	108,897	4,833,938
TRW Automotive Holdings Corporation*	66,970	3,529,319
Wal-Mart Stores, Inc.	32,190	1,736,007
Walt Disney Co. (The)	165,690	6,215,032
Whirlpool CorporationΔ	17,530	1,557,190
Yum! Brands, Inc.	103,100	5,057,055

		247,217,179

Consumer Staples — 3.3%
Church & Dwight Co., Inc.Δ	32,150	2,218,993
Coca-Cola Co. (The)	247,260	16,262,290
Coca-Cola Enterprises, Inc.	171,870	4,301,906
Hansen Natural Corporation*	16,000	836,480
J.M. Smucker Co. (The)	16,060	1,054,339
Mead Johnson Nutrition Co.	37,255	2,319,124
PepsiCo, Inc.	36,680	2,396,304
Procter & Gamble Co. (The)Δ	95,300	6,130,649
Whole Foods Market, Inc.Δ*	110,400	5,585,136

		41,105,221

Energy — 8.6%
Anadarko Petroleum Corporation	97,526	7,427,580
Chevron Corporation	77,780	7,097,425
Concho Resources, Inc.*	33,470	2,934,315
Continental Resources, Inc.Δ*	34,740	2,044,449
Devon Energy Corporation	33,390	2,621,449
EOG Resources, Inc.	38,659	3,533,819
FMC Technologies, Inc.*	155,900	13,861,069
Halliburton Co.	271,488	11,084,855
National Oilwell Varco, Inc.	239,200	16,086,200
Noble Energy, Inc.	17,180	1,478,855
Occidental Petroleum Corporation	64,960	6,372,576
Schlumberger, Ltd.	260,860	21,781,810
Southwestern Energy Co.*	147,400	5,517,182
Walter Energy, Inc.	32,620	4,170,141
Whiting Petroleum Corporation*	23,550	2,759,824

		108,771,549

Financial Services — 11.1%
American Express Co.	286,840	12,311,173
Ameriprise Financial, Inc.	77,540	4,462,427
Bank of America Corporation	139,600	1,862,264
CB Richard Ellis Group, Inc. Class A*	116,750	2,391,040
Citigroup, Inc.*	1,148,832	5,433,975
Comerica, Inc.	32,560	1,375,334
Discover Financial Services	93,300	1,728,849
Fifth Third Bancorp	266,100	3,906,348
Franklin Resources, Inc.	36,190	4,024,690
Goldman Sachs Group, Inc. (The)	75,348	12,670,520
Host Hotels & Resorts, Inc. REIT	104,430	1,866,164
IntercontinentalExchange, Inc.*	124,670	14,854,430
JPMorgan Chase & Co.	115,670	4,906,721
Lincoln National CorporationΔ	15,000	417,150
Mastercard, Inc. Class A	20,400	4,571,844
MetLife, Inc.	44,010	1,955,804
Schwab (Charles) Corporation (The)	612,870	10,486,206
SEI Investments Co.	41,000	975,390
T. Rowe Price Group, Inc.Δ	71,970	4,644,944
US Bancorp	339,471	9,155,533
Visa, Inc.Δ	329,780	23,209,916
Wells Fargo & Co.	392,236	12,155,394

		139,366,116

Healthcare — 8.4%
Abbott Laboratories	21,170	1,014,255
Alexion Pharmaceuticals, Inc.Δ*	107,550	8,663,152
Allergan, Inc.	275,240	18,900,731
AmerisourceBergen Corporation	88,330	3,013,820
Amgen, Inc.*	80,660	4,428,234
Bristol-Myers Squibb Co.	103,000	2,727,440
Celgene Corporation*	187,580	11,093,481
Express Scripts, Inc.*	78,790	4,258,600
Illumina, Inc.Δ*	248,318	15,728,462
Intuitive Surgical, Inc.*	38,700	9,974,925
McKesson Corporation	18,310	1,288,658
Merck & Co., Inc.	44,120	1,590,085
Perrigo Co.	18,580	1,176,671
ResMed, Inc.Δ*	36,580	1,267,131
Thermo Fisher Scientific, Inc.*	87,893	4,865,756
Varian Medical Systems, Inc.*	168,270	11,657,746
Watson Pharmaceuticals, Inc.*	73,000	3,770,450

		105,419,597

Materials & Processing — 6.8%
Albemarle Corporation	50,460	2,814,659
Dow Chemical Co. (The)	329,149	11,237,147
Du Pont (E.I.) de Nemours & Co.	44,500	2,219,660
FMC Corporation	23,810	1,902,181
Freeport-McMoRan Copper & Gold, Inc.	70,096	8,417,829
Monsanto Co.	201,215	14,012,613
Newmont Mining Corporation	67,000	4,115,810

See Notes to Financial Statements.	147

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Packaging Corporation of America	71,120	$1,837,741
PPG Industries, Inc.Δ	80,095	6,733,586
Praxair, Inc.	222,964	21,286,373
Precision Castparts Corporation	82,888	11,538,838

		86,116,437

Producer Durables — 10.6%
3M Co.	18,500	1,596,550
Agilent Technologies, Inc.*	169,600	7,026,528
AMETEK, Inc.	61,740	2,423,295
C.H. Robinson Worldwide, Inc.	80,400	6,447,276
Caterpillar, Inc.	79,900	7,483,434
CSX Corporation	58,110	3,754,487
Cummins, Inc.	104,242	11,467,662
Danaher Corporation	78,594	3,707,279
Deere & Co.	196,033	16,280,541
Eaton Corporation	44,081	4,474,662
Emerson Electric Co.	103,560	5,920,525
Expeditors International of Washington, Inc.	73,300	4,002,180
FedEx Corporation	163,710	15,226,667
Flowserve Corporation	38,280	4,563,742
General Dynamics Corporation	97,334	6,906,821
Manpower, Inc.	33,520	2,103,715
PACCAR, Inc.Δ	107,700	6,184,134
Rockwell Automation, Inc.	32,650	2,341,331
Trimble Navigation, Ltd.*	22,190	886,047
Union Pacific Corporation	127,882	11,849,546
United Continental Holdings, Inc.Δ*	77,940	1,856,531
W.W. Grainger, Inc.Δ	55,900	7,720,349

		134,223,302

Technology — 23.7%
American Tower Corporation Class A*	193,801	10,007,884
Amphenol Corporation Class A	20,050	1,058,239
Apple, Inc.*	202,924	65,455,165
Autodesk, Inc.*	138,140	5,276,948
Broadcom Corporation Class AΔ	432,530	18,836,682
Cisco Systems, Inc.*	276,110	5,585,705
Citrix Systems, Inc.*	33,710	2,306,101
Cognizant Technology Solutions Corporation Class A*	110,661	8,110,345
Cree, Inc.Δ*	132,000	8,697,480
EMC Corporation*	324,310	7,426,699
F5 Networks, Inc.Δ*	102,993	13,405,569
Google, Inc. Class A*	55,460	32,941,576
Hewlett-Packard Co.	137,740	5,798,854
Intuit, Inc.*	90,570	4,465,101
Juniper Networks, Inc.*	252,020	9,304,578
Microsoft Corporation	64,200	1,792,464
NetApp, Inc.*	143,334	7,877,637
Oracle Corporation	793,620	24,840,306
QUALCOMM, Inc.	545,100	26,976,999
Red Hat, Inc.*	67,200	3,067,680
Rovi Corporation*	7	434
Salesforce.com, Inc.Δ*	230,808	30,466,656
SanDisk CorporationΔ*	69,100	3,445,326
Teradata Corporation*	34,310	1,412,200

		298,556,628

Utilities — 0.2%
AES Corporation (The)*	226,850	2,763,033

Total Common Stocks (Cost $858,979,648)		1,163,539,062

FOREIGN COMMON STOCKS — 4.1%
Bermuda — 0.3%
Marvell Technology Group, Ltd.*	245,420	4,552,541

Canada — 0.7%
Goldcorp, Inc.	46,260	2,127,035
Potash Corporation of Saskatchewan, Inc.	23,500	3,638,505
Yamana Gold, Inc.	201,790	2,582,912

		8,348,452

China — 0.6%
Baidu, Inc. ADR*	73,656	7,110,014

Ireland — 0.5%
Accenture, Ltd. Class A	49,700	2,409,953
Shire PLC ADR	51,370	3,718,161

		6,128,114

Israel — 0.7%
Check Point Software Technologies, Ltd.Δ*	117,200	5,421,672
Teva Pharmaceutical Industries, Ltd. ADR	73,200	3,815,916

		9,237,588

Netherlands — 0.5%
ASML Holding N.V.Δ	168,800	6,471,792

United Kingdom — 0.8%
BHP Billiton PLC ADRΔ	126,797	10,207,158

Total Foreign Common Stocks (Cost $38,596,460)		52,055,659

PREFERRED STOCK — 0.1%
Wells Fargo & Co.* (Cost $678,134)	35,400	962,526

RIGHT/WARRANT — 0.0%
Krispy Kreme Doughnuts, Inc. (Cost $74)	7,410	2,297

MONEY MARKET FUNDS — 12.8%
GuideStone Money Market Fund (GS4 Class)¥	35,564,268	35,564,268
Northern Institutional Liquid Assets Portfolio§	126,132,616	126,132,616

Total Money Market Funds (Cost $161,696,884)		161,696,884

	Par
U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bills
0.17%, 05/05/11‡‡	$3,500,000	3,498,376
0.18%, 05/05/11‡‡	1,975,000	1,974,083
0.19%, 05/05/11‡‡	25,000	24,984
0.19%, 05/05/11‡‡	15,000	14,993
0.19%, 05/05/11‡‡	1,500,000	1,499,304

Total U.S. Treasury Obligations (Cost $7,010,706)		7,011,740

148	See Notes to Financial Statements.

Value
TOTAL INVESTMENTS — 109.9% (Cost $1,066,961,906)	$1,385,268,168
Liabilities in Excess of Other Assets — (9.9)%	(125,344,962)

NET ASSETS — 100.0%	$1,259,923,206

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)
	%
Technology	23.7
Consumer Discretionary	19.6
Money Market Funds	12.8
Financial Services	11.1
Producer Durables	10.6
Energy	8.6
Healthcare	8.4
Materials & Processing	6.8
Foreign Common Stocks	4.1
Consumer Staples	3.3
Futures Contracts	3.3
U.S. Treasury Obligations	0.6
Utilities	0.2
Preferred Stock	0.1
Right/Warrant	—	**

	113.2

**	Rounds to less than 0.005%.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Level 1 — Quoted Prices
Common Stocks	$1,163,539,062	$—
Foreign Common Stocks	52,055,659	—
Futures Contracts	—	984,190
Money Market Funds	161,696,884	—
Preferred Stock	962,526	—
Right/Warrant	2,297	—
Level 2 — Other Significant Observable Inputs
U.S. Treasury Obligations	7,011,740	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,385,268,168	$984,190

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

See Notes to Financial Statements.	149

Small Cap Equity Fund

Equity markets continued to appreciate during the year as investors responded favorably to additional fiscal stimulus and generally improving economic conditions. The S&P 500® Index posted a return of 15.06% for the full year of 2010. As of year-end, the S&P 500® Index had soared over 90% off the March 2009 lows. The broader U.S. market, as measured by the Russell 3000® Index, posted an impressive return of 16.93% for the one-year period.

From a sector perspective, performance was unanimously in positive territory as all sectors within the Russell 3000® Index advanced during the year. In general, economically-sensitive sectors benefitted from an increasingly optimistic outlook, while the more defensive sectors tended to lag. Eight of the nine sectors within the Russell 3000® Index posted double-digit gains with the best performance coming from the consumer discretionary and producer durables sectors. The weakest performer was the healthcare sector which still posted a solid single-digit gain for the year.

Higher beta, lower quality stocks generally outperformed lower beta, higher quality stocks during the year. In terms of equity market capitalization and style, everything (small, mid, large; growth, core, value) advanced over the course of the year. Small-cap companies significantly outperformed their large-cap counterparts as the Russell 2000® Index posted a one-year return of 26.85%, while the Russell 1000® Index advanced 16.10%. Style differentiation was evident as growth oriented stocks outperformed value oriented stocks across all market capitalization segments. In the large capitalization segment, the Russell 1000® Growth Index and Russell 1000® Value Index posted one-year returns of 16.71% and 15.51%, respectively.

The Small Cap Equity Fund is comprised of domestic, small-cap stocks with both value and growth style orientations. Small-cap companies outperformed the broader market in 2010. The Fund outperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2010 (27.47% versus 26.85%). Security selection within the financial services and consumer staples sectors contributed to benchmark-relative returns, while security selection within the technology sector detracted from benchmark-relative performance during the year. The Fund’s relative performance was further benefitted from a portable alpha strategy whereby stock index futures contracts are used to gain small cap equity beta exposure and the underlying cash is invested in fixed income securities. Within this portion of the Fund, the fixed income securities’ performance outpaced the futures contracts’ financing costs which generated excess return at the Fund level. Within the fixed income portion of the portfolio, certain derivative contracts were used to manage risk and adjust exposure along the yield curve including U.S. Treasuries futures and options, Eurodollar futures and options and Euro-Bund futures. The Fund also used currency forwards to manage foreign currency exposure.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Please see page 163 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

150

Small Cap Equity Fund

Average Annual Total Returns as of 12/31/10

	GS2 Class*	GS4 Class*	Benchmark**
One Year	27.64%	27.47%	26.85%
Five Year	2.99%	2.85%	4.47%
Since Inception	5.40%	5.25%	6.75%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	1.07%	1.27%

(1)

The Fund’s shareholders indirectly bear the expenses of the GS4 Class shares of the Select Fund in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 2000® Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**

The Russell 2000® Index is a small-cap equity index comprised of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

151

SMALL CAP EQUITY FUND SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
COMMON STOCKS — 83.8%
Consumer Discretionary — 12.4%
Aaron’s, Inc.Δ	93,000	$1,896,270
Advance Auto Parts, Inc.	9,300	615,195
American Eagle Outfitters	35,500	519,365
American Public Education, Inc.Δ*	30,200	1,124,648
AnnTaylor Stores CorporationΔ*	76,700	2,100,813
Apollo Group, Inc. Class A*	16,900	667,381
Arbitron, Inc.	32,500	1,349,400
Bravo Brio Restaurant Group, Inc.*	18,800	360,396
Brightpoint, Inc.*	84,100	734,193
Buffalo Wild Wings, Inc.Δ*	14,300	627,055
Cabela’s, Inc.Δ*	18,850	409,988
Capella Education Co.Δ*	7,800	519,324
Career Education CorporationΔ*	44,700	926,631
CEC Entertainment, Inc.*	16,100	625,163
Cheesecake Factory, Inc. (The)Δ*	34,150	1,047,039
Citi Trends, Inc.Δ*	34,500	846,975
comScore, Inc.*	13,200	294,492
CROCS, Inc.*	34,000	582,080
Deckers Outdoor Corporation*	29,400	2,344,356
DG Fastchannel, Inc.Δ*	28,200	814,416
Domino’s Pizza, Inc.Δ	46,600	743,270
DSW, Inc.Δ*	12,600	492,660
Elizabeth Arden, Inc.Δ*	55,450	1,275,904
Federal-Mogul CorporationΔ*	30,900	638,085
Fossil, Inc.Δ*	9,900	697,752
Genesco, Inc.*	16,600	622,334
Great Lakes Dredge & Dock Corporation	86,000	633,820
Guess ?, Inc.	35,200	1,665,664
Hibbett Sports, Inc.Δ*	8,800	324,720
Hot Topic, Inc.	95,300	597,531
IAC/InterActiveCorp*	41,700	1,196,790
Iconix Brand Group, Inc.*	28,400	548,404
Inter Parfums, Inc.Δ	30,600	576,810
ITT Educational Services, Inc.Δ*	19,600	1,248,324
John Wiley & Sons, Inc.	28,500	1,289,340
Jos. A. Bank Clothiers, Inc.Δ*	21,500	866,880
Lincoln Educational Services Corporation	88,500	1,372,635
Lithia Motors, Inc.Δ	52,900	755,941
Monro Muffler Brake, Inc.Δ	47,325	1,636,972
Nu Skin Enterprises, Inc. Class A	9,250	279,905
PetSmart, Inc.	15,800	629,156
Polaris Industries, Inc.	13,560	1,057,951
RC2 Corporation*	46,500	1,012,305
Rent-A-Center, Inc.Δ	23,900	771,492
Select Comfort Corporation*	105,400	962,302
SodaStream International, Ltd.Δ*	27,700	874,766
Sotheby’s Holdings Class AΔ	24,800	1,116,000
Steven Madden, Ltd.Δ*	17,656	736,608
Superior Industries International, Inc.	55,300	1,173,466
Tempur-Pedic International, Inc.Δ*	12,274	491,696
Tenneco Automotive, Inc.*	24,400	1,004,304
Timberland Co. (The)Δ*	54,500	1,340,155
Travelzoo, Inc.Δ*	8,600	354,492
Ulta Salon Cosmetics & Fragrance, Inc.*	27,418	932,212
United Online, Inc.	159,700	1,054,020
ValueClick, Inc.Δ*	57,700	924,931
Vera Bradley, Inc.Δ*	6,900	227,700
Vitamin Shoppe, Inc.Δ*	54,100	1,819,924
WABCO Holdings, Inc.*	55,200	3,363,336
Warnaco Group, Inc. (The)Δ*	11,700	644,319
WESCO International, Inc.Δ*	12,400	654,720
Wolverine World Wide, Inc.	11,800	376,184
World Fuel Services Corporation	23,500	849,760
Zumiez, Inc.Δ*	18,287	491,372

		58,732,092

Consumer Staples — 1.9%
Biglari Holdings, Inc.*	1,400	574,294
Diamond Foods, Inc.Δ	16,200	861,516
Hansen Natural Corporation*	19,200	1,003,776
Herbalife, Ltd.	25,200	1,722,924
J & J Snack Foods CorporationΔ	21,052	1,015,548
Nash Finch Co.Δ	16,900	718,419
Pantry, Inc.Δ*	44,050	874,833
Ruddick Corporation	21,100	777,324
United Natural Foods, Inc.*	33,500	1,228,780

		8,777,414

Energy — 6.2%
Alpha Natural Resources, Inc.*	11,200	672,336
Brigham Exploration Co.Δ*	25,526	695,328
Carrizo Oil & Gas, Inc.Δ*	34,400	1,186,456
Clayton Williams Energy, Inc.Δ*	15,500	1,301,535
Complete Production Services, Inc.*	44,850	1,325,318
Dril-Quip, Inc.*	12,400	963,728
EXCO Resources, Inc.Δ	76,800	1,491,456
Exterran Holdings, Inc.Δ*	23,500	562,825
Franklin Electric Co., Inc.Δ	3,500	136,220
Frontier Oil Corporation*	48,000	864,480
GT Solar International, Inc.Δ*	67,200	612,864
Gulf Island Fabrication, Inc.	10,100	284,618
Hercules Offshore, Inc.Δ*	274,600	950,116
Holly CorporationΔ	36,200	1,475,874
Key Energy Services, Inc.*	77,700	1,008,546
Kodiak Oil & Gas CorporationΔ*	159,170	1,050,522
Newpark Resources, Inc.Δ*	57,600	354,816
Oasis Petroleum, Inc.Δ*	58,296	1,580,988
Patterson-UTI Energy, Inc.	98,900	2,131,295
Petroleum Development Corporation*	13,900	586,719
Pioneer Drilling Co.Δ*	83,600	736,516
Rosetta Resources, Inc.Δ*	32,650	1,228,946
SEACOR Holdings, Inc.*	10,000	1,010,900
Sunoco, Inc.	14,600	588,526
Superior Energy Services, Inc.*	41,800	1,462,582
Swift Energy Co.*	26,100	1,021,815
Tesoro CorporationΔ*	45,300	839,862
TPC Group, Inc.*	9,803	297,227
Vaalco Energy, Inc.Δ*	114,400	819,104
W&T Offshore, Inc.Δ	60,600	1,082,922
Western Refining, Inc.Δ*	104,400	1,104,552

		29,428,992

152	See Notes to Financial Statements.

	Shares	Value
Financial Services — 16.8%
Allied World Assurance Co. Holdings, Ltd.	20,000	$1,188,800
American Equity Investment Life Holding Co.Δ	75,900	952,545
American Financial Group, Inc.	50,500	1,630,645
AMERISAFE, Inc.*	18,418	322,315
Amtrust Financial Services, Inc.Δ	48,700	852,250
Apartment Investment & Management Co. Class A REITΔ	64,800	1,674,432
Argo Group International Holdings, Ltd.	9,252	346,488
Ashford Hospitality Trust, Inc. REITΔ*	110,300	1,064,395
Assurant, Inc.	35,100	1,352,052
AXIS Capital Holdings, Ltd.	49,000	1,758,120
BOK Financial CorporationΔ	25,900	1,383,060
Calamos Asset Management, Inc.Δ	45,700	639,800
Cash America International, Inc.Δ	29,400	1,085,742
CBL & Associates Properties, Inc. REITΔ	82,300	1,440,250
Columbia Banking System, Inc.Δ	43,300	911,898
Community Bank System, Inc.Δ	31,300	869,201
Compass Diversified Holdings	56,600	1,001,254
CVB Financial CorporationΔ	61,500	533,205
Deluxe Corporation	28,600	658,372
DiamondRock Hospitality Co. REIT*	58,300	699,600
Dime Community BancsharesΔ	67,000	977,530
Duff & Phelps Corporation	48,900	824,454
Endurance Specialty Holdings, Ltd.Δ	14,800	681,836
Euronet Worldwide, Inc.Δ*	46,700	814,448
Evercore Partners, Inc. Class AΔ	30,000	1,020,000
ExlService Holdings, Inc.*	29,500	633,660
EZCORP, Inc. Class A*	42,400	1,150,312
Federal Realty Investors Trust REITΔ	6,900	537,717
First Cash Financial Services, Inc.*	25,000	774,750
First Citizens BancShares, Inc. Cl A	6,600	1,247,730
First Commonwealth Financial CorporationΔ	116,900	827,652
First Financial BancorpΔ	37,400	691,152
FleetCor Technologies, Inc.*	10,600	327,752
FPIC Insurance Group, Inc.Δ*	17,250	637,560
Global Payments, Inc.	50,000	2,310,500
Higher One Holdings, Inc.Δ*	23,100	467,313
Home Bancshares, Inc.Δ	34,140	752,104
Hospitality Properties Trust REIT	48,000	1,105,920
Huntington Bancshares, Inc.Δ	251,800	1,729,866
IBERIABANK CorporationΔ	39,900	2,359,287
Infinity Property & Casualty CorporationΔ	19,400	1,198,920
International Bancshares CorporationΔ	70,200	1,406,106
Jack Henry & Associates, Inc.	40,700	1,186,405
Jones Lang LaSalle, Inc.	31,900	2,677,048
LaSalle Hotel Properties REIT	26,300	694,320
Life Partners Holdings, Inc.Δ	26,900	514,597
NASDAQ OMX Group, Inc. (The)*	43,900	1,040,869
National American University Holdings, Inc.	54,600	400,764
National Health Investors, Inc. REITΔ	24,300	1,093,986
NBH Holdings Corporation PIPE+@	30,300	560,550
Nelnet, Inc. Class A	25,200	596,988
Net 1 UEPS Technologies, Inc.*	72,100	883,946
Netspend Holdings, Inc.Δ*	70,300	901,246
Ocwen Financial CorporationΔ*	110,700	1,056,078
optionsXpress Holdings, Inc.Δ	50,590	792,745
Pacwest BancorpΔ	47,100	1,006,998
Platinum Underwriters Holdings, Ltd.	13,600	611,592
Protective Life Corporation	26,400	703,296
Provident Financial Services, Inc.Δ	47,400	717,162
PS Business Parks, Inc. REITΔ	11,400	635,208
Raymond James Financial, Inc.	22,700	742,290
RenaissanceRe Holdings, Ltd.	26,300	1,675,047
Republic Bancorp, Inc. Class AΔ	27,600	655,500
RLI CorporationΔ	13,700	720,209
Safety Insurance Group, Inc.Δ	39,500	1,879,015
SCBT Financial CorporationΔ	19,100	625,525
Senior Housing Properties Trust REIT	27,300	598,962
Signature Bank*	17,900	895,000
StanCorp Financial Group, Inc.Δ	67,500	3,046,950
Taubman Centers, Inc. REITΔ	35,300	1,781,944
Tower Group, Inc.Δ	48,600	1,243,188
Transatlantic Holdings, Inc.	18,700	965,294
Unitrin, Inc.	21,800	534,972
Washington Banking Co.	17,700	242,667
Webster Financial CorporationΔ	66,900	1,317,930
Wintrust Financial CorporationΔ	28,100	928,143
World Acceptance CorporationΔ*	25,400	1,341,120
Wright Express Corporation*	38,300	1,761,800

		79,870,347

Healthcare — 9.5%
Align Technology, Inc.Δ*	42,100	822,634
Alimera Sciences, Inc.Δ*	29,600	307,248
AMERIGROUP CorporationΔ*	36,100	1,585,512
Avanir Pharmaceuticals, Inc.Δ*	101,400	413,712
BioMarin Pharmaceuticals, Inc.*	28,000	754,040
Bio-Rad Laboratories, Inc. Class A*	14,800	1,536,980
Brookdale Senior Living, Inc.*	53,500	1,145,435
Catalyst Health Solutions, Inc.Δ*	48,800	2,268,712
Centene Corporation*	52,400	1,327,816
Cephalon, Inc.Δ*	10,400	641,888
Conventry Health Care, Inc.*	26,600	702,240
Cooper Cos., Inc.Δ	51,700	2,912,777
Cyberonics, Inc.*	9,100	282,282
Dionex CorporationΔ*	8,000	944,080
Emergency Medical Services Corporation Class A*	19,600	1,266,356

See Notes to Financial Statements.	153

SMALL CAP EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Five Star Quality Care, Inc.+	2,086	$—
Gen-Probe, Inc.*	4,800	280,080
Haemonetics Corporation*	17,200	1,086,696
Health Net, Inc.*	62,900	1,716,541
Healthspring, Inc.*	15,031	398,772
Hill-Rom Holdings, Inc.Δ	29,300	1,153,541
ICON PLC ADR*	50,400	1,103,760
ICU Medical, Inc.*	27,200	992,800
Incyte Corporation, Ltd.Δ*	30,700	508,392
IPC The Hospitalist Co., Inc.*	25,200	983,052
Kindred Healthcare, Inc.*	23,700	435,369
LifePoint Hospitals, Inc.Δ*	25,300	929,775
Magellan Health Services, Inc.*	40,900	1,933,752
Map Pharmaceuticals, Inc.*	18,712	313,239
Masimo CorporationΔ	15,600	453,492
MedAssets, Inc.Δ*	51,400	1,037,766
Mednax, Inc.*	17,500	1,177,575
Myriad Genetics, Inc.*	23,072	526,965
NetSuite, Inc.Δ*	20,450	511,250
PDL BioPharma, Inc.Δ	106,200	661,626
PerkinElmer, Inc.	56,200	1,451,084
PSS World Medical, Inc.Δ*	49,900	1,127,740
Salix Pharmaceuticals, Ltd.Δ*	19,050	894,588
Sirona Dental Systems, Inc.*	25,400	1,061,212
SXC Health Solutions Corporation*	14,350	615,041
Techne CorporationΔ	13,400	879,978
Thoratec Corporation*	39,400	1,115,808
United Therapeutics CorporationΔ*	16,500	1,043,130
Universal American CorporationΔ	72,500	1,482,625
Volcano CorporationΔ*	48,650	1,328,632
WebMD Health Corporation*	8,700	444,222
WellCare Health Plans, Inc.Δ*	21,500	649,730

		45,209,945

Materials & Processing — 7.7%
Albany International Corporation Class A	42,000	994,980
Allied Nevada Gold CorporationΔ*	20,050	527,515
Beacon Roofing Supply, Inc.Δ*	40,400	721,948
Belden, Inc.	22,600	832,132
Boise, Inc.Δ*	141,900	1,125,267
Buckeye Technologies, Inc.	75,600	1,588,356
Cabot Corporation	45,900	1,728,135
Chicago Bridge & Iron Co. NV*	41,600	1,368,640
CLARCOR, Inc.Δ	42,400	1,818,536
Commercial Metals Co.	34,500	572,355
Domtar CorporationΔ	9,500	721,240
DryShips, Inc.Δ*	128,400	706,200
DXP Enterprises, Inc.*	20,400	489,600
Eastman Chemical Co.	12,300	1,034,184
Ferro CorporationΔ*	184,500	2,701,080
Forest City Enterprises, Inc. Class A*	38,100	635,889
Huntsman Corporation	41,400	646,254
Interline Brands, Inc.Δ*	50,500	1,149,885
Kraton Performance Polymers, Inc.Δ*	57,600	1,782,720
Kronos Worldwide, Inc.	31,700	1,346,933
Layne Christensen Co.*	21,300	733,146
Minerals Technologies, Inc.	14,000	915,740
Noranda Aluminium Holding Corporation*	51,800	756,280
OM Group, Inc.*	15,400	593,054
PolyOne Corporation*	37,200	464,628
RBC Bearings, Inc.Δ*	12,900	504,132
Reliance Steel & Aluminum Co.	31,500	1,609,650
Rock-Tenn Co. Class A	21,800	1,176,110
Schnitzer Steel Industries, Inc. Class A	15,900	1,055,601
Steel Dynamics, Inc.Δ	47,500	869,250
Temple-Inland, Inc.	18,600	395,064
Under Armour, Inc. Class AΔ*	12,950	710,178
Watsco, Inc.Δ	29,700	1,873,476
Westlake Chemical Corporation	29,850	1,297,580
Worthington Industries, Inc.Δ	67,700	1,245,680

		36,691,418

Producer Durables — 12.4%
A.O. Smith Corporation	28,447	1,083,262
Advisory Board Co. (The)Δ*	21,400	1,019,282
Allegiant Travel Co.Δ	19,900	979,876
Applied Industrial Technologies, Inc.Δ	33,500	1,088,080
Astec Industries, Inc.*	2,400	77,784
B/E Aerospace*	26,500	981,295
Clean Harbors, Inc.*	13,800	1,160,304
Cognex Corporation	14,900	438,358
Columbus McKinnon CorporationΔ*	43,000	873,760
CoStar Group, Inc.Δ*	22,500	1,295,100
Curtiss-Wright CorporationΔ	22,400	743,680
Darling International, Inc.*	40,900	543,152
Douglas Dynamics, Inc.Δ	27,600	418,140
Dycom Industries, Inc.*	43,700	644,575
EMCOR Group, Inc.*	38,400	1,112,832
EnPro Industries, Inc.Δ*	33,300	1,383,948
FARO Technologies, Inc.*	51,900	1,704,396
Genco Shipping & Trading, Ltd.Δ*	34,900	502,560
Generac Holdings, Inc.Δ*	56,000	905,520
General Cable CorporationΔ*	21,300	747,417
Genesee & Wyoming, Inc. Class AΔ*	53,850	2,851,358
Healthcare Services Group, Inc.Δ	50,050	814,314
HEICO Corporation Class AΔ	32,550	1,502,333
Herman Miller, Inc.	64,300	1,626,790
HUB Group, Inc.*	18,850	662,389
IDEX Corporation	28,911	1,130,998
Innospec, Inc.*	16,500	336,600
KBR, Inc.	66,200	2,017,114
Kennametal, Inc.	19,400	765,524
Kforce, Inc.Δ*	135,883	2,198,587
Knight Transportation, Inc.Δ	49,300	936,700
McGrath RentCorpΔ	27,000	707,940
Middleby CorporationΔ*	12,400	1,046,808
Monster Worldwide, Inc.Δ*	48,600	1,148,418
Moog, Inc. Class AΔ*	24,100	959,180
NACCO Industries, Inc. Class A	6,800	736,916
Navistar International Corporation*	11,300	654,383
Old Dominion Freight Line, Inc.*	41,150	1,316,388
On Assignment, Inc.*	104,000	847,600
Orbital Sciences Corporation*	63,000	1,079,190

154	See Notes to Financial Statements.

	Shares	Value
Oshkosh Corporation*	34,200	$1,205,208
Polypore International, Inc.Δ*	12,200	496,906
Regal-Beloit Corporation	22,900	1,528,804
Resources Connection, Inc.	56,300	1,046,617
Robert Half International, Inc.Δ	55,700	1,704,420
Ryder System, Inc.	27,800	1,463,392
Standard Parking CorporationΔ*	37,500	708,375
Steelcase, Inc. Class AΔ	186,900	1,975,533
SYKES Enterprises, Inc.*	58,900	1,193,314
Thomas & Betts Corporation	29,800	1,439,340
Toro Co.	19,300	1,189,652
TransDigm Group, Inc.Δ*	30,150	2,171,102
Tutor Perini CorporationΔ*	27,400	586,634
Zebra Technologies Corporation Class A*	21,900	831,981

		58,584,129

Technology — 12.7%
Acme Packet, Inc.*	17,891	951,086
Acxiom CorporationΔ*	79,800	1,368,570
Ancestry.com, Inc.*	10,300	291,696
Arrow Electronics, Inc.*	48,300	1,654,275
Aruba Networks, Inc.Δ*	40,050	836,244
Atheros Communications, Inc.Δ*	52,800	1,896,576
Blackboard, Inc.Δ*	50,000	2,065,000
Bottomline Technologies, Inc.Δ*	73,800	1,602,198
BroadSoft, Inc.Δ*	24,900	594,612
Cadence Design Systems, Inc.*	78,300	646,758
Cardtronics, Inc.*	89,500	1,584,150
Cavium Networks, Inc.Δ*	26,000	979,680
Ciena CorporationΔ*	15,200	319,960
CommVault Systems, Inc.*	25,600	732,672
Compuware Corporation*	48,800	569,496
CSG Systems International, Inc.*	36,800	696,992
Cymer, Inc.*	27,500	1,239,425
DigitalGlobe, Inc.*	19,400	615,174
Ebix, Inc.Δ*	32,200	762,174
Entropic Communications, Inc.Δ*	47,631	575,382
GeoEye, Inc.*	9,250	392,107
Hittite Microwave Corporation*	15,500	946,120
iGate CorporationΔ	15,889	313,172
Informatica CorporationΔ*	16,700	735,301
Ingram Micro, Inc. Class A*	75,600	1,443,204
Inphi Corporation*	14,100	283,269
Insight Enterprises, Inc.*	46,400	610,624
ION Geophysical CorporationΔ*	36,100	306,128
iSoftstone Holdings, Ltd. ADR*	19,277	350,263
LivePerson, Inc.Δ*	21,100	238,430
LogMeIn, Inc.Δ*	18,150	804,771
Mantech International Corporation Class A*	14,200	586,886
Monotype Imaging Holdings, Inc.Δ*	71,200	790,320
Netlogic Microsystems, Inc.Δ*	28,500	895,185
Omnivision Technologies, Inc.Δ*	29,550	874,976
OpenTable, Inc.Δ*	3,900	274,872
OSI Systems, Inc.*	10,550	383,598
Plantronics, Inc.	19,400	722,068
Plexus Corporation*	24,400	754,936
PMC-Sierra, Inc.*	2,500	21,475
Power Intergrations, Inc.Δ	48,700	1,954,818
Progress Software Corporation*	12,300	520,536
Radiant Systems, Inc.*	26,450	517,626
RealD, Inc.Δ*	50,400	1,306,368
Riverbed Technology, Inc.*	23,450	824,736
Rovi Corporation*	14,750	914,648
SBA Communications
Corporation Class AΔ*	18,600	761,484
Scansource, Inc.*	45,100	1,438,690
Semtech CorporationΔ*	75,867	1,717,629
Shutterfly, Inc.Δ*	10,650	373,070
Silicon Laboratories, Inc.Δ*	14,600	671,892
Solera Holdings, Inc.Δ	57,000	2,925,240
SRA International, Inc. Class AΔ*	81,300	1,662,585
SS&C Technologies Holdings, Inc.*	32,700	670,677
STEC, Inc.Δ*	35,000	617,750
Stoneridge, Inc.*	35,500	560,545
Stratasys, Inc.Δ*	41,192	1,344,507
SuccessFactors, Inc.Δ*	39,600	1,146,816
Synchronoss Technologies, Inc.*	14,499	387,268
Tech Data Corporation*	30,600	1,347,012
Ultimate Software Group, Inc.Δ*	36,000	1,750,680
Universal Display CorporationΔ*	17,315	530,705
Varian Semiconductor Equipment Associates, Inc.*	32,425	1,198,752
VeriFone Holdings, Inc.*	45,601	1,758,375
Viasat, Inc.Δ*	18,200	808,262
Vishay Intertechnology, Inc.Δ*	62,200	913,096

		60,333,592

Utilities — 4.2%
Alliant Energy Corporation	50,300	1,849,531
American Water Works Co., Inc.	42,500	1,074,825
El Paso Electric Co.*	44,400	1,222,332
Energen Corporation	28,900	1,394,714
General Communication, Inc. Class AΔ*	69,400	878,604
GenOn Energy, Inc.*	111,415	424,491
Great Plains Energy, Inc.Δ	71,700	1,390,263
IDACORP, Inc.	22,300	824,654
j2 Global Communications, Inc.Δ*	34,500	998,775
Laclede Group, Inc. (The)	6,300	230,202
MetroPCS Communications, Inc.Δ*	57,700	728,751
NorthWestern Corporation	18,500	533,355
NTELOS Holdings CorporationΔ	46,300	882,015
NV Energy, Inc.	117,000	1,643,850
OGE Energy Corporation	38,600	1,757,844
PNM Resources, Inc.Δ	96,300	1,253,826
Portland General Electric Co.	51,600	1,119,720
Telephone & Data Systems, Inc.	32,000	1,169,600
USA Mobility, Inc.	37,300	662,821

		20,040,173

Total Common Stocks (Cost $313,385,737)		397,668,102

See Notes to Financial Statements.	155

SMALL CAP EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
FOREIGN COMMON STOCKS — 0.9%
Bermuda — 0.3%
Montpelier Re Holdings, Ltd.	70,000	$1,395,800

British Virgin Islands — 0.2%
UTi Worldwide, Inc.	50,900	1,079,080

Greece — 0.1%
Diana Shipping, Inc.Δ*	46,500	558,930

Netherlands — 0.3%
AerCap Holdings NV*	89,745	1,267,199

Total Foreign Common Stocks (Cost $4,093,200)		4,301,009

PREFERRED STOCKS — 0.0%
Federal Home Loan Mortgage Corporation	5,125	3,126
Federal National Mortgage Association	3,750	2,105

Total Preferred Stocks (Cost $227,515)		5,231

MONEY MARKET FUNDS — 35.8%
GuideStone Money Market Fund (GS4 Class)¥	26,410,953	26,410,953
Northern Institutional Liquid Assets Portfolio§	143,555,699	143,555,699

Total Money Market Funds (Cost $169,966,652)		169,966,652

	Par
AGENCY OBLIGATIONS — 2.3%
Farmer Mac Guaranteed Trust
5.13%, 04/19/17 144A	$250,000	272,346
Federal Home Loan Bank
1.50%, 01/16/13Δ	50,000	50,819
Federal Home Loan Mortgage Corporation
0.05%, 01/24/11Ω	4,434,000	4,433,694
0.21%, 07/06/11Ω	480,000	479,583
Federal National Mortgage Association
0.11%, 04/26/11Ω	1,500,000	1,499,529
0.13%, 05/09/11Ω	2,860,000	2,858,799
5.25%, 08/01/12	110,000	117,558
0.38%, 12/28/12Δ	150,000	149,121
5.00%, 02/13/17Δ	230,000	259,871
5.31%, 10/09/19	90,000	56,950
6.25%, 05/15/29Δ	110,000	135,349
7.13%, 01/15/30Δ	100,000	132,782
Tennessee Valley Authority
5.25%, 09/15/39	50,000	53,061
4.63%, 09/15/60Δ	80,000	75,176
World Bank
0.20%, 04/19/11Ω	480,000	479,859

Total Agency Obligations (Cost $11,002,941)		11,054,497

ASSET-BACKED SECURITIES — 0.4%
Ameriquest Mortgage Securities, Inc.
0.61%, 04/25/34†	46,923	40,630
Asset Backed Securities Corporation Home Equity
1.24%, 12/15/33†	28,312	25,711

	Par	Value
Bear Stearns Asset-Backed Securities Trust
0.71%, 10/27/32†	$15,670	$14,023
0.71%, 12/25/33†	207,940	185,913
Education Funding Capital Trust I
2.43%, 12/15/42†	100,000	94,623
EMC Mortgage Loan Trust
0.91%, 02/25/41 144A†	62,144	52,144
GSAA Trust
0.53%, 07/25/37†	200,000	130,398
Hertz Vehicle Financing LLC
5.29%, 03/25/16 144A	90,000	96,920
Illinois Student Assistance Commission
1.19%, 07/25/45†	200,000	189,932
KeyCorporation Student Loan Trust
0.55%, 10/25/32†	64,239	62,538
Lehman XS Trust
0.56%, 11/25/35†	220,120	169,142
0.56%, 12/25/35†	111,663	46,551
0.38%, 06/25/37†	142,373	89,858
0.52%, 02/25/46†	240,124	146,894
0.33%, 08/25/46†	11,962	11,855
MASTR Specialized Loan Trust
0.61%, 05/25/37 144A†	218,513	109,558
Nelnet Student Loan Trust
1.77%, 04/25/24†	80,000	81,881
Northstar Education Finance, Inc.
1.76%, 01/29/46†	100,000	83,906
Option One Mortgage Loan Trust
1.06%, 11/25/32†	21,210	17,452
Renaissance Home Equity Loan Trust
1.12%, 06/25/33†	23,453	20,827
Securitized Asset-Backed Receivables LLC Trust
0.49%, 02/25/37†	223,583	107,227
SLM Student Loan Trust
0.73%, 09/16/24†	100,000	92,678
1.05%, 03/15/33 144A†	99,792	97,338
Student Loan Consolidation Center
1.80%, 07/01/42 144AΩ†	100,000	90,723

Total Asset-Backed Securities (Cost $2,563,878)		2,058,722

CORPORATE BONDS — 2.2%
AES Corporation
7.75%, 10/15/15	30,000	32,175
8.00%, 06/01/20Δ	190,000	202,350
Ally Financial, Inc.
6.63%, 05/15/12Δ	348,000	362,790
1.75%, 10/30/12Δ	100,000	101,817
American Express Co.
8.13%, 05/20/19	60,000	74,771
6.80%, 09/01/66†	140,000	139,650
American International Group, Inc.
5.85%, 01/16/18Δ	180,000	186,139

156	See Notes to Financial Statements.

	Par	Value
Anadarko Petroleum Corporation
6.45%, 09/15/36	$100,000	$100,050
Apache Corporation
5.63%, 01/15/17Δ	110,000	125,620
AT&T, Inc.
5.50%, 02/01/18	90,000	100,127
6.30%, 01/15/38	90,000	95,261
BAC Capital Trust XIV
5.63%, 09/20/49†Δ	10,000	7,177
Baker Hughes, Inc.
7.50%, 11/15/18	60,000	75,353
Bank of America Corporation
7.40%, 01/15/11	60,000	60,099
5.42%, 03/15/17	60,000	59,534
5.75%, 12/01/17	190,000	198,000
7.63%, 06/01/19	20,000	23,065
8.00%, 12/29/49†Δ	60,000	60,549
Bear Stearns Cos. LLC
7.25%, 02/01/18	30,000	35,602
Boeing Capital Corporation
4.70%, 10/27/19	40,000	42,485
Boeing Co.
4.88%, 02/15/20	60,000	64,709
Caterpillar Financial Services Corporation
6.20%, 09/30/13	110,000	123,574
Cellco Partnership/Verizon Wireless Capital LLC
8.50%, 11/15/18	60,000	78,632
Citigroup, Inc.
6.50%, 08/19/13	60,000	65,924
6.00%, 12/13/13	110,000	120,282
6.38%, 08/12/14	30,000	33,183
5.00%, 09/15/14	160,000	165,655
5.50%, 10/15/14	60,000	64,702
6.88%, 03/05/38	120,000	133,540
Comcast Corporation
6.50%, 01/15/17Δ	120,000	138,508
5.15%, 03/01/20Δ	100,000	105,226
5.65%, 06/15/35	10,000	9,746
Community Health Systems, Inc.
8.88%, 07/15/15	30,000	31,575
ConocoPhillips Holding Co.
6.95%, 04/15/29	120,000	147,890
Countrywide Financial Corporation
6.25%, 05/15/16	50,000	51,332
COX Communications, Inc.
5.45%, 12/15/14	30,000	33,056
CVS Caremark Corporation
6.60%, 03/15/19	80,000	93,821
CVS Pass-Through Trust
6.94%, 01/10/30	84,413	92,016
Dominion Resources, Inc.
5.70%, 09/17/12	120,000	129,178
Duke Energy Carolinas LLC
5.63%, 11/30/12	130,000	140,935
Energy Future Holdings Corporation
11.25%, 11/01/17 PIKΔ	120,318	72,792
Energy Future Intermediate Holding Co., LLC
10.00%, 12/01/20Δ	270,000	279,794
Energy Transfer Partners LP
9.00%, 04/15/19Δ	70,000	87,829
Enterprise Products Operating LLC
6.30%, 09/15/17	170,000	192,090
FirstEnergy Corporation
7.38%, 11/15/31	150,000	158,554
Ford Motor Credit Co., LLC
12.00%, 05/15/15	140,000	176,267
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/17	145,000	160,603
General Electric Capital Corporation
6.00%, 08/07/19	260,000	289,765
5.50%, 01/08/20	100,000	107,140
6.38%, 11/15/67†Δ	130,000	129,188
Goldman Sachs Capital II
5.79%, 06/01/43†Δ	10,000	8,525
Goldman Sachs Group, Inc.
6.60%, 01/15/12	10,000	10,577
5.30%, 02/14/12Δ	10,000	10,467
3.63%, 08/01/12	20,000	20,648
5.45%, 11/01/12	20,000	21,400
4.75%, 07/15/13	10,000	10,659
5.25%, 10/15/13	20,000	21,658
5.95%, 01/18/18	100,000	108,645
5.38%, 03/15/20	60,000	62,114
6.00%, 06/15/20Δ	40,000	43,305
HCA, Inc.
9.63%, 11/15/16 PIK	52,593	56,472
Hess Corporation
8.13%, 02/15/19	100,000	126,533
7.30%, 08/15/31	120,000	144,331
HSBC Finance Corporation
6.68%, 01/15/21 144A	120,000	121,454
Humana, Inc.
7.20%, 06/15/18Δ	60,000	67,878
International Lease Finance Corporation
6.50%, 09/01/14 144AΔ	30,000	31,950
6.75%, 09/01/16 144A	150,000	160,875
JPMorgan Chase & Co.
6.13%, 06/27/17	200,000	219,722
4.40%, 07/22/20	60,000	59,169
4.25%, 10/15/20Δ	60,000	58,715
Kerr-McGee Corporation
7.88%, 09/15/31	30,000	34,484
Kinder Morgan Energy Partners LP
6.00%, 02/01/17	70,000	77,383
6.95%, 01/15/38	40,000	43,602
Kraft Foods, Inc.
5.38%, 02/10/20Δ	110,000	118,604
Kroger Co.
6.15%, 01/15/20	70,000	79,461
L-3 Communications Corporation
6.38%, 10/15/15	85,000	87,975
Lehman Brothers Holdings Capital Trust VII
5.86%, 11/29/49#	10,000	3

See Notes to Financial Statements.	157

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
Lehman Brothers Holdings E-Capital Trust I
3.59%, 08/19/65#	$50,000	$15
Lehman Brothers Holdings, Inc.
6.50%, 07/19/17#	160,000	88
6.75%, 12/28/17#	120,000	66
Medtronic, Inc.
4.45%, 03/15/20	40,000	41,605
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	220,000	232,169
MetLife, Inc.
6.75%, 06/01/16Δ	50,000	58,065
6.40%, 12/15/36	120,000	113,400
Morgan Stanley
5.63%, 01/09/12Δ	160,000	167,104
NRG Energy, Inc.
7.38%, 02/01/16	30,000	30,825
Occidental Petroleum Corporation
7.00%, 11/01/13	100,000	115,698
Pacific Gas & Electric Co.
5.63%, 11/30/17	30,000	33,823
6.05%, 03/01/34	70,000	76,890
Pemex Project Funding Master Trust
6.63%, 06/15/35	90,000	92,024
PepsiCo, Inc.
7.90%, 11/01/18	13,000	16,752
Pfizer, Inc.
6.20%, 03/15/19	100,000	117,329
Qwest Communications International, Inc.
7.50%, 02/15/14	50,000	50,875
Raytheon Co.
3.13%, 10/15/20	30,000	27,720
Reed Elsevier Capital, Inc.
8.63%, 01/15/19	80,000	101,866
Roche Holdings, Inc.
6.00%, 03/01/19 144A	90,000	104,828
SLM Corporation
2.76%, 04/01/14†	30,000	27,064
Sprint Capital Corporation
6.90%, 05/01/19Δ	100,000	99,250
Steel Dynamics, Inc.
7.38%, 11/01/12	25,000	26,500
SunTrust Capital VIII
6.10%, 12/15/36†Δ	100,000	91,783
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	60,000	70,441
Time Warner Cable, Inc.
6.75%, 07/01/18Δ	110,000	128,417
4.13%, 02/15/21	20,000	19,070
7.30%, 07/01/38Δ	90,000	105,578
5.88%, 11/15/40	90,000	89,353
Time Warner, Inc.
4.70%, 01/15/21	30,000	30,606
United Parcel Service, Inc.
4.50%, 01/15/13	50,000	53,512
UnitedHealth Group, Inc.
4.88%, 02/15/13	100,000	106,518
Verizon Global Funding Corporation
7.38%, 09/01/12	100,000	110,452
Wachovia Corporation
5.63%, 10/15/16	270,000	294,082
WellPoint, Inc.
5.88%, 06/15/17Δ	110,000	123,125
Williams Cos., Inc.
7.88%, 09/01/21	38,000	44,937
7.50%, 01/15/31	23,000	25,900
7.75%, 06/15/31	38,000	42,974
8.75%, 03/15/32Δ	8,000	9,814
Williams Partners LP
5.25%, 03/15/20	110,000	114,234
Windstream Corporation
8.63%, 08/01/16	20,000	21,150
Wyeth
5.95%, 04/01/37	60,000	66,628

Total Corporate Bonds (Cost $10,084,129)		10,449,259

FOREIGN BONDS — 0.7%
Australia — 0.1%
BHP Billiton Finance (USA) Ltd.
6.50%, 04/01/19Δ	130,000	154,842
Commonwealth Bank of Australia
3.75%, 10/15/14 144A	60,000	62,299
5.00%, 10/15/19 144A	20,000	20,971
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/19	180,000	242,127

		480,239

Canada — 0.1%
Anadarko Finance Co.
7.50%, 05/01/31	60,000	66,525
Barrick Gold Corporation
6.95%, 04/01/19Δ	100,000	122,907
Devon Financing Corporation ULC
6.88%, 09/30/11	150,000	156,735
Potash Corporation of Saskatchewan, Inc.
4.88%, 03/30/20	20,000	20,933

		367,100

Cayman Islands — 0.1%
Petrobras International Finance Co.
6.13%, 10/06/16	40,000	44,201
5.75%, 01/20/20	32,000	33,362
Resona Preferred Global Securities Cayman, Ltd.
7.19%, 12/29/49†	60,000	59,607
Vale Overseas, Ltd.
6.88%, 11/21/36	60,000	66,149

		203,319

France — 0.1%
Compagnie Generale de Geophysique - Veritas
7.50%, 05/15/15	50,000	51,125
Credit Agricole SA
8.38%, 10/13/19 144A†Δ	120,000	123,900
Total Capital SA
4.45%, 06/24/20Δ	10,000	10,385

		185,410

158	See Notes to Financial Statements.

	Par	Value
Germany — 0.1%
Kreditanstalt fuer Wiederaufbau
4.63%, 01/20/11	$290,000	$290,447

Iceland — 0.0%
Glitnir Banki HF
6.69%, 06/15/16 144A#@	130,000	1
Kaupthing Bank HF
7.63%, 02/28/15 144A#@	310,000	84,475

		84,476

India — 0.0%
ICICI Bank, Ltd.
6.38%, 04/30/22 144A†	110,000	110,566

Italy — 0.0%
Telecom Italia Capital SA
5.25%, 10/01/15	60,000	61,496

Japan — 0.1%
Bank of Tokyo-Mitsubishi UFJ, Ltd.
3.85%, 01/22/15 144A	100,000	104,356
Japan Finance Cooperation
2.88%, 02/02/15Δ	200,000	204,797
Sumitomo Mitsui Banking Corporation
3.15%, 07/22/15 144A	100,000	101,887

		411,040

Jersey — 0.0%
United Business Media, Ltd.
5.75%, 11/03/20 144A	30,000	28,855

Luxembourg — 0.0%
FMC Finance III SA
6.88%, 07/15/17	40,000	42,600

Mexico — 0.0%
America Movil SAB de CV
5.63%, 11/15/17Δ	30,000	32,855
Mexico Government International Bond
6.75%, 09/27/34	40,000	45,200
6.05%, 01/11/40	10,000	10,275

		88,330

Netherlands — 0.0%
Deutsche Telekom International Finance BV
5.75%, 03/23/16	75,000	84,095
Shell International Finance BV
4.38%, 03/25/20	90,000	94,576

		178,671

Russia — 0.0%
Russian Federation
7.50%, 03/31/30 STEP	11,635	13,485

Spain — 0.0%
Santander US Debt SA Unipersonal
3.72%, 01/20/15 144AΔ	100,000	94,833
Telefonica Emisiones SAU
5.13%, 04/27/20	80,000	77,160

		171,993

Switzerland — 0.0%
UBS AG
4.88%, 08/04/20Δ	80,000	81,542

United Kingdom — 0.1%
BP Capital Markets PLC
5.25%, 11/07/13	90,000	97,536
3.88%, 03/10/15Δ	30,000	30,974
Lloyds TSB Bank PLC
4.38%, 01/12/15 144AΔ	100,000	100,069
Royal Bank of Scotland PLC
4.88%, 03/16/15Δ	100,000	102,389
3.95%, 09/21/15	80,000	78,726
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	100,000	101,385
WPP Finance UK
8.00%, 09/15/14	100,000	115,138

		626,217

Total Foreign Bonds (Cost $3,529,933)		3,425,786

MORTGAGE-BACKED SECURITIES — 4.4%
American Home Mortgage Investment Trust
0.96%, 04/25/44†	33,668	28,509
0.55%, 11/25/45†	205,215	137,639
Bear Stearns Adjustable Rate Mortgage Trust
3.31%, 02/25/35†	76,689	62,664
2.94%, 08/25/35†	213,742	154,439
Bear Stearns Mortgage Funding Trust
0.47%, 12/25/36†	214,958	59,111
Commercial Mortgage Lease-Backed Certificates
6.75%, 06/20/31 144A	237,175	259,925
Countrywide Alternative Loan Trust
0.50%, 07/25/35†	198,395	120,302
0.52%, 07/25/35†	257,834	162,615
Credit Suisse Mortgage Capital Certificates
5.54%, 02/15/39†	110,000	118,367
CS First Boston Mortgage Securities Corporation
6.00%, 10/25/35	114,315	76,936
Federal Home Loan Mortgage Corporation
5.83%, 05/01/37†	17,803	18,828
5.50%, 01/01/39 TBA	1,500,000	1,598,438
Federal Home Loan Mortgage Corporation REMIC
4.00%, 12/15/38	100,000	97,815
Federal National Mortgage Association
3.50%, 01/01/26 TBA	1,700,000	1,711,687
6.50%, 01/14/28 TBA	400,000	444,500
2.78%, 09/01/35†	82,852	86,804
6.00%, 01/01/39 TBA	1,500,000	1,630,312
6.00%, 02/01/39 TBA	1,000,000	1,085,000
4.50%, 01/01/40 TBA	400,000	410,562
5.50%, 01/01/40 TBA	1,000,000	1,069,844
5.50%, 02/01/40 TBA	500,000	533,984
3.50%, 01/01/41 TBA	100,000	95,500
4.00%, 01/01/41 TBA	2,100,000	2,088,845

See Notes to Financial Statements.	159

SMALL CAP EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

	Par	Value
FHLMC Multifamily Structured Pass Through Certificates
1.24%, 04/25/20 IOΩ†	$179,290	$13,551
1.69%, 06/25/20 IOΩ†	249,467	25,893
FHLMC MultiFamily Structured Pass Through Certificates
1.52%, 08/25/20 IOΩ†	209,820	19,409
First Horizon Alternative Mortgage Securities
2.36%, 02/25/36†	155,290	106,525
0.63%, 02/25/37†	85,291	44,002
General Electric Capital Commercial Mortgage Corporation
5.34%, 03/10/44†	300,000	322,974
GMAC Commercial Mortgage Securities, Inc.
5.24%, 11/10/45†	100,000	106,116
Government National Mortgage Association
10.20%, 10/20/33 IOΩ†	1,020,454	112,351
25.17%, 03/20/35 IOΩ†	465,144	46,500
25.18%, 03/20/35 IOΩ†	542,668	54,242
6.00%, 01/01/38 TBA	200,000	219,906
6.00%, 01/01/39 TBA	300,000	328,455
5.00%, 01/15/40	483,079	517,293
5.00%, 08/20/40	196,424	208,937
3.50%, 01/01/41 TBA	400,000	385,125
4.00%, 01/01/41 TBA	1,500,000	1,508,684
4.50%, 01/01/41 TBA	900,000	934,312
5.50%, 01/01/41 TBA	500,000	540,312
1.40%, 11/20/59†	298,240	311,010
1.25%, 05/20/60†	168,624	169,985
Greenpoint Mortgage Funding Trust
0.52%, 10/25/45†	55,579	37,037
GS Mortgage Securities Corporation II
6.71%, 08/15/18 144A	110,000	112,526
GSMPS Mortgage Loan Trust
0.61%, 03/25/35 144A†	34,244	28,775
0.61%, 09/25/35 144A†	101,259	84,003
Harborview Mortgage Loan Trust
0.50%, 06/19/35†	252,692	171,217
Homestar Mortgage Acceptance Corporation
0.71%, 07/25/34†	87,211	76,037
Impac CMB Trust
1.06%, 03/25/33†	18,596	14,209
Indymac INDA Mortgage Loan Trust
5.87%, 11/25/37†	120,146	96,548
MASTR Adjustable Rate Mortgages Trust
2.90%, 11/21/34†	200,000	185,620
1.13%, 12/25/46†	278,511	78,256
Merrill Lynch Mortgage Investors, Inc.
5.02%, 05/25/34†	33,069	33,288
Morgan Stanley Capital I
5.69%, 04/15/49†	200,000	207,279
NCUA Guaranteed Notes
2.65%, 10/29/20	49,753	48,446
2.90%, 10/29/20	10,000	9,723
RBSSP Resecuritization Trust
3.44%, 12/26/35 144A†	40,246	40,820
Residential Accredit Loans, Inc.
3.22%, 12/26/34†	252,132	183,926
0.66%, 10/25/45†	153,134	85,459
Structured Adjustable Rate Mortgage Loan Trust
2.72%, 11/25/34†	72,829	57,687
Structured Asset Mortgage Investments, Inc.
0.47%, 08/25/36†	247,176	154,371
0.44%, 09/25/47†	299,148	174,181
Structured Asset Securities Corporation
0.56%, 10/25/27†	25,972	22,946
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.17%, 05/25/47†	298,689	89,410
Washington Mutual Mortgage Pass Through Certificates
2.66%, 02/25/33†	32,687	31,865
Washington Mutual Mortgage Pass-Through Certificates
5.49%, 11/25/36†	209,442	161,757
0.58%, 08/25/45†	134,855	113,981
Wells Fargo Mortgage Loan Trust
3.15%, 08/27/35 144A†	101,436	97,748
Wells Fargo Mortgage-Backed Securities Trust
0.66%, 05/25/33†	47,310	47,453
2.90%, 04/25/36†	114,684	104,468

Total Mortgage-Backed Securities (Cost $21,947,828)		20,577,244

MUNICIPAL BONDS — 0.1%
Los Angeles Department of Water & Power, Build America Revenue Bond
6.57%, 07/01/45	30,000	30,627
Municipal Electric Authority of Georgia, Series B Revenue Bond
6.64%, 04/01/57	30,000	29,355
6.66%, 04/01/57	10,000	9,682
North Carolina State Education Assistance Authority, Student Loan Backed Notes Revenue Bond Series 2010-1, Cl A1
1.20%, 07/25/41	100,000	97,215
North Texas Higher Education Authority, Series 1 Revenue Bond
1.19%, 07/01/30†	95,000	92,148
State of California General Obligation Bond
7.30%, 10/01/39	50,000	50,405

Total Municipal Bonds (Cost $312,806)		309,432

160	See Notes to Financial Statements.

	Par	Value
U.S. TREASURY OBLIGATIONS — 2.7%
U.S. Treasury Bills
0.63%, 01/13/11Δ	$1,000,000	$999,971
0.17%, 05/05/11‡‡	1,500,000	1,499,304
0.18%, 05/05/11‡‡	500,000	499,768

		2,999,043

U.S. Treasury Bonds
8.00%, 11/15/21	90,000	127,308
4.50%, 08/15/39	10,000	10,270
4.38%, 11/15/39Δ	620,000	623,391

		760,969

U.S. Treasury Inflationary Index Bonds
2.38%, 01/15/27Δ	55,000	66,436
1.75%, 01/15/28Δ	100,000	106,531
2.50%, 01/15/29Δ	40,000	46,361
3.88%, 04/15/29	10,000	17,884
2.13%, 02/15/40	160,000	171,991

		409,203

U.S. Treasury Notes
1.38%, 02/15/13	250,000	253,809
0.75%, 12/15/13Δ	140,000	139,027
2.13%, 12/31/15	190,000	191,039
2.75%, 05/31/17Δ	880,000	891,344
2.25%, 11/30/17Δ	3,490,000	3,394,297
3.50%, 05/15/20	1,530,000	1,567,542
2.63%, 08/15/20	460,000	436,173
2.63%, 11/15/20Δ	740,000	698,144
4.25%, 11/15/40Δ	900,000	885,515

		8,456,890

Total U.S. Treasury Obligations (Cost $12,799,927)		12,626,105

TOTAL INVESTMENTS — 133.3% (Cost $549,914,546)		632,442,039

Liabilities in Excess of Other Assets — (33.3)%		(157,946,805)

NET ASSETS — 100.0%		$474,495,234

Please see abbreviation and footnote definitions beginning on page 180.

PORTFOLIO SUMMARY (based on net assets)

	%
Money Market Funds	35.8
Financial Services	16.8
Technology	12.7
Consumer Discretionary	12.4
Producer Durables	12.4
Healthcare	9.5
Materials & Processing	7.7
Energy	6.2
Mortgage-Backed Securities	4.4
Utilities	4.2
U.S. Treasury Obligations	2.7
Agency Obligations	2.3
Corporate Bonds	2.2
Consumer Staples	1.9
Foreign Common Stocks	0.9
Foreign Bonds	0.7
Asset-Backed Securities	0.4
Forward Foreign Currency Contracts	0.2
Futures Contracts	0.2
Municipal Bonds	0.1
Preferred Stocks	—	**

	133.7

**	Rounds to less than 0.005%.

See Notes to Financial Statements.	161

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices
Common Stocks	$397,107,552	$—
Foreign Common Stocks	4,301,009	—
Futures Contracts	—	1,159,627
Money Market Funds	169,966,652	—
Preferred Stocks	5,231	—
Level 2 — Other Significant
Observable Inputs
Agency Obligations	11,054,497	—
Asset-Backed Securities	2,058,722	—
Corporate Bonds	10,449,259	—
Foreign Bonds	3,425,786	—
Mortgage-Backed Securities	20,577,244	—
Municipal Bonds	309,432	—
U.S. Treasury Obligations	12,626,105	—
Level 3 — Significant Unobservable Inputs
Common Stocks	560,550	—

Total Assets	$632,442,039	$1,159,627

Liabilities:
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	—	—
Forward Foreign Currency Contracts	—	(7,564)
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$—	$(7,564)

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/09
Common Stocks	$613,575	$—
Realized gain (loss)(1)
Common Stocks	—	—
Changed in unrealized appreciation (depreciation)(2)
Common Stocks	(53,025)	—
Purchases
Common Stocks	—	—
Sales
Common Stocks	—	—
Transfers in and/or out of Level 3
Common Stocks	—	—

Balance, 12/31/10	$560,550	$—

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net Realized Gain (loss) from Investment securities and securities sold short.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.

162	See Notes to Financial Statements.

International Equity Fund

During 2010, global equity markets advanced despite ongoing concerns of slower growth in China, the unresolved sovereign debt crisis in Europe and fears of a double dip recession in the U.S. The MSCI-EAFE Index (Net), a measure of international developed market returns, posted a one-year return of 7.75%. Emerging markets equities continued to experience solid gains as the MSCI Emerging Market Index (Net) returned 18.88% for the year.

From a country perspective, most of the markets within the MSCI All Country World ex-U.S. Index (representing both developed and emerging international markets) ended the year in positive territory. The best performing markets were primarily in emerging markets countries and included Peru, Chile, Columbia and Thailand. Negative performing markets included Greece, Spain and Ireland. From a sector perspective, all groups with the exception of the utilities sector generated positive results. Economically sensitive sectors tended to experience higher returns than defensive stocks. The consumer discretionary, industrials and materials sectors were among the best performers, while the utilities, healthcare and financials sectors lagged. The International Equity Fund is primarily comprised of international stocks located in developed countries, and to a lesser extent, in international stocks located in emerging markets. During 2010, global financial markets continued to stage a remarkable recovery from their lows in March 2009. The Fund posted a solid double-digit return but underperformed its benchmark, the MSCI ACWI (All Country World Index) Ex-U.S., for the one-year period ended December 31, 2010 (10.14% versus 11.15%). On a country basis, underweight exposure to Canada and a slight overweight exposure to Spain negatively impacted the Fund, while security selection to Denmark, India and the U.K. contributed positively to performance. On a sector basis, security selection to the telecommunication services sector detracted from benchmark-relative returns, while an underweight exposure and security selection to the financials sector added value over the course of the year.

Foreign securities may involve additional risks, social and political instability, reduced market liquidity and currency volatility.

Please see page 178 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

163

International Equity Fund

Average Annual Total Returns as of 12/31/10

	GS2 Class*	GS4 Class*	Benchmark**
One Year	10.45%	10.14%	11.15%
Five Year	3.05%	2.85%	4.82%
Since Inception	6.87%	6.68%	7.78%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (April 30, 2010 Prospectus, as supplemented on August 5, 2010)(1)	1.18%	1.37%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph compares the results of a hypothetical $10,000 investment in the GS4 Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI ACWI (All Country World Index) Ex-U.S. Index.

*	These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
**	The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (Ex-U.S.) and emerging markets.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

164

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS	December 31, 2010

	Shares	Value
FOREIGN COMMON STOCKS — 96.8%
Argentina — 0.1%
Banco Macro SA ADRΔ	14,500	$727,900

Australia — 5.3%
Ageas+	1,330	490
AGL Energy, Ltd.	6,084	94,772
Alumina, Ltd.	235,963	598,529
Amcor, Ltd.‡‡	799,244	5,517,890
AMP, Ltd.‡‡	8,518	46,087
Ansell, Ltd.‡‡	19,528	253,260
ASX, Ltd.‡‡	1,237	47,673
Australia & New Zealand Banking Group, Ltd.‡‡	95,632	2,283,915
AXA Asia Pacific Holdings, Ltd.‡‡	6,597	42,576
Bank of Queensland, Ltd.	7,468	79,361
Bendigo and Adelaide Bank, Ltd.	11,209	114,072
BGP Group REIT Entitlement Shares+*‡‡	63,198	—
BHP Billiton, Ltd.‡‡	282,153	13,058,495
BlueScope Steel, Ltd.	877,556	2,019,516
Boral, Ltd.	3,449	17,038
Brambles, Ltd.‡‡	7,446	54,224
Caltex Australia, Ltd.‡‡	12,451	183,000
Centamin Egypt, Ltd.*	83,586	229,881
CFS Retail Property Trust REIT‡‡	12,495	22,493
Challenger, Ltd.‡‡	225,018	1,081,695
Coca-Cola Amatil, Ltd.	152,975	1,699,183
Commonwealth Bank of Australia‡‡	8,631	448,186
Computershare, Ltd.‡‡	2,076	22,889
Consolidated Media Holdings, Ltd.	15,786	50,375
CSL, Ltd.	17,826	661,654
CSR, Ltd.	38,462	66,089
Dexus Property Group REIT‡‡	21,504	17,485
DUET Group‡‡	116,008	199,930
DuluxGroup, Ltd.‡‡	5,036	14,165
Fairfax Media, Ltd.‡‡	95,727	137,073
Flight Centre, Ltd.‡‡	4,001	101,405
Fortescue Metals Group, Ltd.*	7,413	49,586
Goodman Fielder, Ltd.‡‡	47,803	65,761
Goodman Group REIT‡‡	39,279	26,113
GPT Group REIT‡‡	12,640	38,009
Harvey Norman Holdings, Ltd.	3,987	11,989
Iluka Resources, Ltd.*	247,581	2,314,480
Incitec Pivot, Ltd.	419,649	1,699,696
Leighton Holdings, Ltd.	278	8,752
Lend Lease Group‡‡	3,453	30,479
Macquarie Atlas Roads Group*‡‡	4,871	7,573
Mineral Resources, Ltd.	44,728	564,069
Mirvac Group REIT‡‡	18,008	22,563
Mount Gibson Iron, Ltd.*	1,219,862	2,645,066
Myer Holdings, Ltd.	432,688	1,571,061
National Australia Bank, Ltd.‡‡	152,798	3,703,871
Newcrest Mining, Ltd.‡‡	37,432	1,548,261
OneSteel, Ltd.‡‡	65,630	173,857
Orica, Ltd.‡‡	3,935	100,215
Origin Energy, Ltd.‡‡	5,102	86,937
OZ Minerals, Ltd.‡‡	1,544,136	2,716,463
Pacific Brands, Ltd.*	28,484	28,551
Paladin Energy, Ltd.*‡‡	4,238	21,370
Primary Health Care, Ltd.	995	3,837
Qantas Airways, Ltd.*‡‡	15,633	40,613
QBE Insurance Group, Ltd.‡‡	291,231	5,406,349
Ramsay Health Care, Ltd.‡‡	482	8,775
Rio Tinto, Ltd.‡‡	21,725	1,899,168
Santos, Ltd.	4,871	65,514
Sonic Healthcare, Ltd.‡‡	467	5,541
SP AusNet	20,551	18,287
Stockland REIT‡‡	15,786	58,125
Suncorp Group, Ltd.‡‡	21,162	186,359
Telstra Corporation, Ltd.‡‡	2,535,204	7,234,474
Toll Holdings, Ltd.	285,145	1,671,130
Transfield Services, Ltd.	5,987	20,575
Transurban Group‡‡	8,164	42,753
UGL, Ltd.‡‡	3,325	49,074
Wesfarmers, Ltd.‡‡	149,145	4,881,447
Wesfarmers, Ltd. Price Protected Shares‡‡	974	32,177
Westfield Group REIT‡‡	13,458	131,867
Westfield Retail Trust REIT*‡‡	13,458	35,376
Westpac Banking Corporation‡‡	14,107	320,459

		68,710,023

Austria — 0.2%
Erste Group Bank AG	34,171	1,612,767
Raiffeisen Bank International AG	9,737	536,362
Vienna Insurance Group	15,475	806,561

		2,955,690

Belgium — 0.0%
Groupe Bruxelles Lambert SA‡‡	457	38,431
KBC Groep NVΔ‡‡	14,916	508,276

		546,707

Bermuda — 0.1%
Catlin Group, Ltd.‡‡	32,870	189,615
Hiscox, Ltd.‡‡	28,185	167,598
Seadrill, Ltd.Δ	35,239	1,202,115

		1,559,328

Brazil — 2.3%
Amil Participacoes SA	87,319	936,312
Banco do Brasil SA	59,266	1,121,770
Banco Santander Brasil SA ADR	397,701	5,408,734
BM&FBovespa SA	237,400	1,877,748
BR Malls Participacoes SA	17,810	183,464
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADRΔ	13,460	565,051
Cia Paranaense de Energia ADRΔ	94,671	2,382,869
Cia Siderurgica Nacional SA	80,927	1,300,195
Cosan, Ltd.Δ	13,400	182,508
Diagnosticos da America SA	54,600	740,060
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	18,151	351,102
Estacio Participacoes SA	3,100	50,422
Fibria Celulose SA*	6,162	98,332
Fibria Celulose SA ADRΔ*	5,626	90,016
Gafisa SA	9,500	68,904
Gafisa SA ADRΔ	7,900	114,787
Gerdau SA ADRΔ	1,700	23,783
Hypermarcas SA*	10,440	141,695

See Notes to Financial Statements.	165

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Itau Unibanco Holding SA ADR 144A	7,000	$167,789
Localiza Rent A Car SA	23,116	374,591
Lojas Renner SA	64,868	2,203,949
Marfrig Alimentos SA	69,781	651,569
Multiplan Empreendimentos Imobiliarios SA	2,000	44,458
OGX Petroleo e Gas Participacoes SA*	166,100	2,001,205
PDG Realty SA Empreendimentos e Participacoes	53,870	329,710
Petroleo Brasileiro SA ADRΔ	87,462	3,138,643
Redecard SA	3,400	43,114
Tele Norte Leste Participacoes SA ADRΔ	11,400	167,580
Totvs SA	10,473	1,066,227
Tractebel Energia SA	61,757	1,021,223
Usinas Siderurgicas de Minas Gerais SA	25,116	323,028
Usinas Siderurgicas de Minas Gerais SA ADRΔ	67,600	814,580
Vale SA ADRΔ	50,700	1,532,154

		29,517,572

Canada — 2.0%
Barrick Gold CorporationΔ	41,930	2,229,837
Canadian National Railway Co.	21,048	1,404,541
Enbridge, Inc.Δ	42,100	2,382,547
Falcon Oil & Gas, Ltd.Δ*	433,398	67,562
First Quantum Minerals, Ltd.Δ	36,467	3,961,014
Gran Tierra Energy, Inc.*	96,560	785,649
Lundin Mining CorporationΔ*	98,200	717,019
Magna International, Inc. Class AΔ	54,440	2,830,880
Pacific Rubiales Energy Corporation	48,860	1,658,478
Suncor Energy, Inc.	47,715	1,837,001
Talisman Energy, Inc.	80,600	1,793,093
Teck Resources, Ltd. Class B	90,044	5,595,714

		25,263,335

Chile — 0.2%
Banco Santander Chile ADRΔ	2,726	254,799
Centros Comerciales Sudamericanos SA	18,200	143,084
Embotelladora Andina SA ADR Class AΔ	12,808	304,831
Embotelladora Andina SA ADR Class BΔ	14,770	447,088
Empresas La Polar SA	25,400	184,595
Enersis SA ADRΔ	24,500	568,890

		1,903,287

China — 2.9%
Air China, Ltd. Class HΔ	182,000	204,413
Anhui Conch Cement Co., Ltd. Class HΔ	621,060	2,912,417
Baidu, Inc. ADRΔ*	8,400	810,852
Bank of China, Ltd. Class H	4,792,700	2,528,056
Bank of Communications Co., Ltd.Δ	329,250	331,673
Besunyen Holdings Co.*	345,000	143,809
China Coal Energy Co. Class H	223,000	348,294
China Construction Bank Corporation Class H	3,028,776	2,715,954
China Life Insurance Co., Ltd. Class H	363,000	1,482,767
China Merchants Bank Co., Ltd. Class HΔ	911,504	2,300,806
China National Building Material Co., Ltd.	298,000	683,198
China Rongsheng Heavy Industry Group Co., Ltd.*	424,000	365,480
China Shenhua Energy Co., Ltd. Class H	344,656	1,445,526
China Shipping Development Co., Ltd. Class H	242,000	322,550
China Yurun Food Group, Ltd.	526,500	1,730,660
Chongqing Rural Commercial Bank*	498,000	335,084
Dongfeng Motor Group Co., Ltd. Class H	288,000	496,501
ENN Energy Holdings, Ltd.	290,433	870,612
Focus Media Holding, Ltd. ADR*	19,500	427,635
Foxconn International Holdings, Ltd.*‡‡	16,000	11,177
Industrial & Commercial Bank of China Class HΔ	4,131,399	3,077,501
Li Ning Co, Ltd.	617,842	1,309,957
Longfor Properties Co., Ltd.Δ	518,458	721,711
Netease.com ADRΔ*	65,600	2,371,440
Parkson Retail Group, Ltd.Δ	587,267	905,138
Ping An Insurance Group Co. of China, Ltd.	196,000	2,191,282
Sina CorporationΔ*	14,120	971,738
SITC International Holdings Co., Ltd.*	196,000	116,499
Tencent Holdings, Ltd.Δ	19,400	421,555
Want Want China Holdings, Ltd.@	978,283	857,105
Yangzijiang Shipbuilding Holdings, Ltd.Δ‡‡	2,129,000	3,168,574
Zhongsheng Group Holdings, Ltd.*	193,500	420,717
ZTE Corporation Class HΔ	155,800	619,368

		37,620,049

Colombia — 0.1%
BanColombia SA	64,300	987,943
BanColombia SA ADRΔ	9,394	581,582

		1,569,525

Czech Republic — 0.0%
Komercni Banka AS	800	189,286

Denmark — 1.1%
A P Moller—Maersk A/S Class B‡‡	28	253,503
Coloplast A/S Class B‡‡	4,683	636,387
Danisco A/S‡‡	10,619	973,874
FLSmidth & Co. A/SΔ‡‡	12,325	1,179,256
Novo-Nordisk A/S Class B‡‡	100,696	11,344,867

		14,387,887

Egypt — 0.3%
Commercial International Bank of Egypt SAE*	106,805	872,103
ElSwedy Electric Co.*	62,055	575,973
Orascom Construction Industries	50,794	2,512,225

166	See Notes to Financial Statements.

	Shares	Value
Orascom Construction Industries GDR	2,338	$116,021

		4,076,322

Estonia — 0.1%
Tallink Group, Ltd.*	546,960	576,408
Finland — 0.6%
Cargotec Oyj Class B	1,835	95,696
Kesko OYJ‡‡	5,568	260,195
Kone OYJ‡‡	29,862	1,658,608
Nokia OYJ‡‡	15,841	164,094
Sampo OYJ	65,740	1,757,862
Stora Enso OYJ Class RΔ‡‡	296,781	3,054,208
UPM-Kymmene OYJ‡‡	25,336	449,153
Wartsila OYJ‡‡	4,626	352,521

		7,792,337

France — 7.6%
Accor SA	3,525	156,859
Air Liquide SA	15,408	1,948,623
Arkema SA	3,037	218,624
Atos Origin SA‡‡	4,277	227,701
AXA SA	166,486	2,769,835
BNP Paribas‡‡	110,889	7,054,943
Bouygues SA‡‡	11,509	496,068
Cap Gemini SA‡‡	3,522	164,397
Carrefour SA	155,335	6,403,705
Casino Guichard Perrachon SA	24,754	2,413,112
Christian Dior SA‡‡	24,666	3,523,573
Cie de St-Gobain‡‡	123,729	6,365,596
Cie Generale d’Optique Essilor International SA	20,653	1,329,572
CNP Assurances‡‡	13,433	242,423
Danone	49,249	3,094,474
Dassault Systemes SA	27,321	2,059,854
France Telecom SA	316,899	6,604,092
Gecina SA REIT	5,235	575,806
Imerys SA‡‡	52	3,466
Klepierre REIT‡‡	623	22,474
Lafarge SA	37,161	2,329,980
Lagardere SCA‡‡	3,356	138,262
Legrand SA‡‡	11,810	480,951
L’Oreal SA	5,543	615,387
Natixis‡‡	94,291	441,007
PPR‡‡	1,216	193,369
Publicis Groupe SA	30,026	1,564,836
Rhodia SA	10,043	332,159
Safran SA‡‡	6,719	237,935
Sanofi-Aventis SA‡‡	162,526	10,392,299
Schneider Electric SA‡‡	44,153	6,608,229
SEB SA	842	87,460
Societe BIC SA‡‡	6,764	581,375
Societe Generale	152,553	8,199,166
Societe Television Francaise	6,408	111,320
Thales SA‡‡	6,660	233,042
Total SA‡‡	226,520	12,002,082
Unibail-Rodamco SE REIT‡‡	611	120,840
Valeo SA	22,213	1,260,507
Vinci SA	81,294	4,419,227
Vivendi SA‡‡	17,050	460,238
WendelΔ	19,400	1,786,450
Zodiac Aerospace	3,285	246,705

		98,518,023

Germany — 6.1%
Aareal Bank AG*	16,399	498,740
Adidas AG‡‡	6,331	411,826
Aixtron SEΔ	54,492	2,030,683
Allianz SE‡‡	24,857	2,953,402
Aurubis AG	2,977	174,579
BASF SE‡‡	103,864	8,288,657
Bayer AG‡‡	32,768	2,429,005
Bayerische Motoren Werke AG	42,719	3,365,703
Beiersdorf AG	26,370	1,463,277
Commerzbank AGΔ	76,277	567,868
Daimler AG‡‡	6,107	413,230
Deutsche Bank AG‡‡	47,651	2,491,956
Deutsche Boerse AG‡‡	24,254	1,675,735
Deutsche Lufthansa AG	116,530	2,534,845
Deutsche Post AG‡‡	19,517	331,110
Deutsche Telekom AG	483,435	6,232,063
Dialog Semiconductor PLC*	20,450	465,109
E.ON AG‡‡	10,502	320,719
Fresenius Medical Care AG & Co. KGaA	26,546	1,526,210
GEA Group AG	101,339	2,928,536
Hannover Rueckversicherung AG‡‡	105,604	5,665,102
Infineon Technologies AG‡‡	154,334	1,438,592
Lanxess AG	30,885	2,428,410
Linde AG	19,905	3,011,216
MAN SE‡‡	4,102	488,572
Merck KGaA	12,094	968,249
Metro AG	31,510	2,274,290
Muenchener Rueckversicherungs AG	22,914	3,470,434
RWE AG‡‡	109,825	7,335,195
Salzgitter AG‡‡	225	17,396
SAP AG	33,232	1,694,921
Siemens AG‡‡	24,845	3,077,665
SMA Solar Technology AG	803	74,238
Software AG	613	89,853
Suedzucker AG‡‡	19,465	519,842
Symrise AG	60,670	1,662,375
ThyssenKrupp AG‡‡	21,632	898,698
Volkswagen AG	6,800	964,518
Wacker Chemie AG	9,982	1,740,321

		78,923,140

Greece — 0.3%
Coca Cola Hellenic Bottling Co. SA	78,620	2,033,973
Public Power Corporation SA	138,686	1,990,416

		4,024,389

Hong Kong — 3.0%
AIA Group, Ltd.*	363,600	1,022,110
ASM Pacific Technology, Ltd.‡‡	1,400	17,696
Belle International Holdings, Ltd.	110,000	185,956
BOC Hong Kong Holdings, Ltd.	2,000	6,806
Cathay Pacific Airways, Ltd.	363,000	1,001,743
Cheung Kong Holdings, Ltd.‡‡	9,000	138,830
Cheung Kong Infrastructure Holdings, Ltd.‡‡	2,000	9,160
China Everbright, Ltd.	378,000	853,963
China Mengniu Dairy Co., Ltd.Δ	120,000	318,032

See Notes to Financial Statements.	167

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
China Mobile, Ltd.	410,618	$4,078,287
China Overseas Land & Investment, Ltd.	656,372	1,214,315
China Unicom Hong Kong, Ltd.	1,324,000	1,894,154
Chinese Estates Holdings, Ltd.	8,500	14,041
CLP Holdings, Ltd.	12,000	97,417
CNOOC, Ltd.	2,882,000	6,837,186
Dairy Farm International Holdings, Ltd.	146,700	1,362,843
Esprit Holdings, Ltd.‡‡	290,971	1,385,077
Fushan International Energy Group, Ltd.	756,000	518,408
Hang Lung Group, Ltd.‡‡	5,000	32,871
Hang Lung Properties, Ltd.	12,000	56,119
Hang Seng Bank, Ltd.	6,500	106,873
Hong Kong Electric Holdings, Ltd.	300,500	1,894,362
Hong Kong Exchanges and Clearing, Ltd.‡‡	80,800	1,832,678
Hopewell Holdings, Ltd.	24,000	75,340
Hutchison Whampoa, Ltd.	149,600	1,539,728
Hysan Development Co., Ltd.‡‡	241,000	1,134,803
Jardine Matheson Holdings, Ltd.	107,600	4,734,400
Kerry Properties, Ltd.	4,500	23,447
Li & Fung, Ltd.	362,000	2,100,427
Lifestyle International Holdings, Ltd.‡‡	4,000	9,850
Link (The) REIT‡‡	12,000	37,284
Mongolia Energy Corporation Ltd.*‡‡	15,000	4,477
New World Department Store China, Ltd.	439,337	361,743
New World Development, Ltd.‡‡	13,000	24,418
NWS Holdings, Ltd.‡‡	9,000	13,663
Orient Overseas International, Ltd.‡‡	65,000	630,532
PCCW, Ltd.‡‡	14,000	6,196
Shangri-La Asia, Ltd.	244,000	662,361
Sun Hung Kai Properties, Ltd.‡‡	31,000	514,885
Swire Pacific, Ltd. Class A‡‡	92,500	1,520,880
Television Broadcasts, Ltd.‡‡	13,000	70,245
Wharf Holdings, Ltd.‡‡	14,000	107,709
Wheelock & Co., Ltd.‡‡	24,000	97,108
Wing Hang Bank, Ltd.	2,500	34,576
Yue Yuen Industrial Holdings, Ltd.‡‡	171,500	616,692

		39,199,691

Hungary — 0.2%
MOL Hungarian Oil and Gas PLC	21,330	2,131,403
MOL Hungarian Oil and Gas PLC ADR	4,960	248,347

		2,379,750

India — 1.6%
Ambuja Cements, Ltd.	520,521	1,666,971
Andhra Bank	246,868	830,623
Asian Paints, Ltd.	21,527	1,385,883
Axis Bank, Ltd.	74,493	2,249,200
Bajaj Auto, Ltd.	24,231	835,066
Container Corporation of India, Ltd.	23,263	659,209
Dabur India, Ltd.	363,997	816,073
Engineers India, Ltd.	33,568	250,324
HDFC Bank, Ltd.	34,197	1,794,434
Housing Development Finance Corporation	30,305	493,630
ICICI Bank, Ltd. ADR	24,500	1,240,680
Infosys Technologies, Ltd.	8,241	634,501
Infosys Technologies, Ltd. ADRΔ	16,530	1,257,602
Jindal Steel & Power, Ltd.	37,000	589,195
Larsen & Toubro, Ltd.	7,700	340,830
Lupin, Ltd.	105,646	1,139,862
Maruti Suzuki India, Ltd.	6,470	205,697
Oberoi Realty, Ltd.*	2,118	12,109
Opto Circuits India, Ltd.	92,158	553,175
Prestige Estates Projects, Ltd.*	67,159	258,333
Shriram Transport Finance Co., Ltd.	103,294	1,804,267
SKS Microfinance, Ltd.*	15,678	226,045
Tata Motors, Ltd. ADRΔ	30,800	903,672
Welspun Corporation Ltd.	75,572	286,553

		20,433,934

Indonesia — 0.9%
PT Astra International Tbk	240,500	1,453,444
PT Bank Danamon Indonesia Tbk	1,385,180	873,989
PT Bank Rakyat Indonesia Tbk	2,953,817	3,435,981
PT Indocement Tunggal Prakarsa Tbk	985,627	1,740,673
PT Indofood CBP Sukses Makmur Tbk*	111,000	57,594
PT Panin Life Tbk	16,633,500	387,132
PT Ramayana Lestari Sentosa Tbk	2,790,000	262,511
PT Semen Gresik Persero Tbk	754,572	790,182
PT Telekomunikasi Indonesia Tbk	2,699,199	2,381,646

		11,383,152

Ireland — 0.6%
Experian PLC‡‡	323,063	4,019,398
Shire PLC	52,196	1,255,666
WPP PLC‡‡	191,592	2,358,307

		7,633,371

Israel — 0.4%
Check Point Software
Technologies, Ltd.Δ*	31,400	1,452,564
NICE Systems, Ltd. ADR*	37,350	1,303,515
Teva Pharmaceutical Industries, Ltd. ADR	50,570	2,636,214

		5,392,293

Italy — 2.2%
ACEA SpAΔ	165,331	1,901,539
Banco Popolare SC‡‡	31,358	142,337
Enel SpA	22,364	112,067
ENI SpA‡‡	528,926	11,592,690
Exor SpA	66,615	2,198,690
Fiat SpA‡‡	94,479	1,521,091
Intesa Sanpaolo SpA	1,721,204	4,679,334
Mediaset SpA‡‡	212,785	1,288,669
Pirelli & C SpA‡‡	44,098	356,854
Saipem SpA	80,408	3,970,001
Telecom Italia SpA	179,220	232,530
Terna Rete Elettrica Nazionale SpA‡‡	6,035	25,506

168	See Notes to Financial Statements.

	Shares	Value
Tod’s SpA	601	$59,457

		28,080,765

Japan — 14.8%
77 Bank, Ltd. (The)	78,000	412,057
Aisin Seiki Co., Ltd.	44,500	1,568,024
Alfresa Holdings Corporation	100	4,431
Aozora Bank, Ltd.	246,000	507,396
Asahi Glass Co., Ltd.‡‡	335,000	3,895,995
Asahi Kasei Corporation	74,000	481,344
Astellas Pharma, Inc.	222,800	8,467,610
Bridgestone Corporation	8,200	157,842
Brother Industries, Ltd.	2,600	38,373
Canon, Inc.Δ‡‡	236,150	12,129,910
Central Japan Railway Co.‡‡	243	2,031,341
Chubu Electric Power Co., Inc.‡‡	3,400	83,464
Chuo Mitsui Trust Holdings, Inc.	569,300	2,351,739
Citizen Holdings Co., Ltd.	1,900	13,037
Coca-Cola West Co., Ltd.	2,000	36,203
Cosmo Oil Co., Ltd.	19,000	62,050
Credit Saison Co., Ltd.‡‡	12,900	210,524
Daicel Chemical Industries, Ltd.‡‡	31,000	225,585
Daido Steel Co., Ltd.	30,000	175,647
Daito Trust Construction Co., Ltd.‡‡	28,900	1,975,098
Daiwa House Industry Co., Ltd.‡‡	146,000	1,788,451
Dena Co., Ltd.Δ	41,400	1,483,231
Denso Corporation	3,300	113,450
DIC Corporation	264,000	588,427
Disco CorporationΔ	14,300	863,144
Dr Ci: Labo Co., Ltd.Δ	99	384,936
East Japan Railway Co.‡‡	1,000	64,889
Elpida Memory, Inc.*	7,100	82,118
FANUC Corporation	23,200	3,546,267
Fuji Heavy Industries, Ltd.Δ‡‡	468,000	3,609,118
FUJIFILM Holdings CorporationΔ‡‡	16,700	601,512
Fujitsu, Ltd.‡‡	508,000	3,519,602
Fukuoka Financial Group, Inc.‡‡	22,000	95,228
Hakuhodo DY Holdings, Inc.‡‡	260	14,848
Hino Motors, Ltd.	17,000	91,647
Hitachi Chemical Co., Ltd.‡‡	2,200	45,341
Hitachi High-Technologies Corporation	8,000	186,406
Hitachi, Ltd.Δ	547,000	2,904,116
Hokkaido Electric Power Co., Inc.	30,800	628,959
Hokuhoku Financial Group, Inc.‡‡	87,000	176,373
Honda Motor Co., Ltd.Δ‡‡	20,100	793,323
Hoya Corporation	56,300	1,361,289
Ibiden Co., Ltd.‡‡	22,000	690,104
IHI Corporation	60,000	133,210
Inpex Corporation	215	1,255,469
Isuzu Motors, Ltd.Δ	657,000	2,968,796
ITOCHU Corporation‡‡	172,500	1,738,065
Itochu Techno-Solutions Corporation‡‡	5,000	187,055
Japan Petroleum Exploration Co.‡‡	1,800	68,260
Japan Real Estate Investment Corporation REIT	3	31,079
JFE Holdings, Inc.‡‡	3,000	104,017
JGC Corporation	145,000	3,142,675
JTEKT Corporation‡‡	12,000	140,803
JX Holdings, Inc.‡‡	16,270	110,100
Kaken Pharmaceutical Co., Ltd.	31,000	375,998
Kaneka Corporation‡‡	25,000	172,728
Kao Corporation‡‡	296,000	7,955,025
KDDI Corporation‡‡	1,200	6,920,087
Keisei Electric Railway Co., Ltd.	4,000	26,624
Keyence Corporation	2,900	836,752
Kinden Corporation‡‡	39,000	359,387
Kobe Steel, Ltd.	88,000	222,353
Koito Manufacturing Co., Ltd.	1,000	15,546
Komatsu, Ltd.	152,400	4,586,762
Konica Minolta Holdings, Inc.‡‡	359,000	3,710,395
Kuraray Co., Ltd.‡‡	16,600	236,964
Lawson, Inc.	18,100	893,538
Leopalace21 Corporation*‡‡	4,600	8,837
Makino Milling Machine Co., Ltd.Δ*	102,000	836,139
Makita Corporation‡‡	6,400	260,428
Marubeni Corporation	212,000	1,484,167
Maruichi Steel Tube, Ltd.‡‡	17,100	362,593
Mazda Motor Corporation	24,000	68,459
Miraca Holdings, Inc.‡‡	9,900	397,411
Mitsubishi Corporation	133,400	3,595,362
Mitsubishi Electric Corporation	196,000	2,048,057
Mitsubishi Estate Co., Ltd.‡‡	8,000	147,850
Mitsubishi Motors Corporation*	25,000	36,223
Mitsubishi UFJ Financial Group, Inc.‡‡	225,500	1,215,923
Mitsubishi UFJ Lease & Finance Co., Ltd.‡‡	2,020	79,731
Mitsui & Co., Ltd.‡‡	71,300	1,173,164
Mitsui Engineering & Shipbuilding Co., Ltd.	58,000	152,930
Mitsui Fudosan Co., Ltd.‡‡	6,000	119,241
Mitsui OSK Lines, Ltd.	78,000	528,539
Mitsumi Electric Co., Ltd.‡‡	6,500	118,787
Mizuho Financial Group, Inc.‡‡	23,300	43,708
Mizuho Securities Co., Ltd.‡‡	42,000	119,764
Mizuho Trust & Banking Co., Ltd.	10,000	10,301
MS&AD Insurance Group Holdings, Inc.	71	1,772
Nihon Yamamura Glass Co., Ltd.	103,000	282,214
Nippon Building Fund, Inc. REIT	3	30,745
Nippon Electric Glass Co., Ltd.‡‡	209,000	2,999,967
Nippon Kayaku Co., Ltd.‡‡	14,000	147,593
Nippon Meat Packers, Inc.‡‡	11,000	143,331
Nippon Sheet Glass Co., Ltd.	179,000	480,123
Nippon Shokubai Co., Ltd.‡‡	25,000	257,785
Nippon Steel Corporation	8,000	28,660
Nippon Telegraph & Telephone Corporation‡‡	12,400	564,669
Nippon Television Network Corporation	160	25,093
Nippon Yusen Kabushiki Kaisha	255,000	1,122,654

See Notes to Financial Statements.	169

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Nishi-Nippon City Bank, Ltd. (The)‡‡	171,000	$517,209
Nissan Motor Co., Ltd.	117,300	1,109,641
Nisshin Seifun Group, Inc.‡‡	19,500	246,848
Nisshin Steel Co., Ltd.	17,000	37,732
Nitto Denko Corporation‡‡	3,200	150,083
NKSJ Holdings, Inc.	300,000	2,200,716
Nomura Holdings, Inc.	173,800	1,102,774
Nomura Research Institute, Ltd.	49,800	1,106,318
NTN Corporation	3,000	15,832
NTT Data Corporation‡‡	56	193,122
NTT DoCoMo, Inc.	428	745,407
OJI Paper Co., Ltd.‡‡	37,000	178,563
Okinawa Electric Power Co., Inc. (The)	13,200	657,446
Omron Corporation‡‡	2,000	52,707
Oriental Land Co., Ltd.	18,600	1,720,355
ORIX Corporation‡‡	10,050	984,650
Osaka Gas Co., Ltd.‡‡	317,000	1,228,830
Otsuka Corporation	200	13,608
Promise Co., Ltd.	19,600	111,911
Rengo Co., Ltd.‡‡	4,000	27,074
Resona Holdings, Inc.	4,700	28,015
Ryobi, Ltd.	103,000	469,594
Sakai Chemical Industry Co., Ltd.	81,000	400,299
Sanrio Co., Ltd.Δ	48,700	1,137,974
Santen Pharmaceutical Co., Ltd.	35,600	1,234,260
Sapporo Hokuyo Holdings, Inc.Δ	175,900	821,932
SBI Holdings, Inc.	176	26,541
Secom Co., Ltd.‡‡	600	28,351
Seino Holdings Corporation‡‡	26,000	178,155
Sekisui Chemical Co., Ltd.‡‡	22,000	157,395
Sekisui House, Ltd.‡‡	186,000	1,874,232
Seven & I Holdings Co., Ltd.‡‡	322,200	8,571,855
Shimamura Co., Ltd.‡‡	16,600	1,536,487
Shimano, Inc.Δ	30,100	1,525,900
Shin-Etsu Chemical Co., Ltd.	42,600	2,295,994
Showa Shell Sekiyu KK	21,300	194,611
SMC Corporation	12,700	2,167,208
Softbank Corporation‡‡	1,800	62,065
Sojitz Corporation‡‡	109,000	238,340
Sony Corporation‡‡	52,700	1,884,797
Square Enix Co., Ltd.	43,200	764,114
Sumitomo Corporation	19,900	280,138
Sumitomo Heavy Industries, Ltd.‡‡	43,000	275,042
Sumitomo Mitsui Financial Group, Inc.	4,900	173,495
Sumitomo Realty & Development Co., Ltd.‡‡	3,000	71,369
Sumitomo Trust & Banking Co., Ltd. (The)‡‡	6,000	37,588
Suzuken Co., Ltd.‡‡	2,700	82,324
Takeda Pharmaceutical Co., Ltd.‡‡	174,400	8,567,545
TDK Corporation‡‡	300	20,771
THK Co., Ltd.	58,500	1,338,060
Toho Gas Co., Ltd.	8,000	39,936
Tokai Rika Co., Ltd.‡‡	9,400	177,126
Tokio Marine Holdings, Inc.‡‡	196,100	5,825,632
Tokyo Electron, Ltd.	54,200	3,412,497
Tokyo Gas Co., Ltd.	384,000	1,700,453
Tokyu Land Corporation	5,000	25,021
Toshiba Corporation	124,000	672,983
Tosoh Corporation	36,000	116,581
Toyo Ink Manu- facturing Co., Ltd.	169,000	827,715
Toyo Suisan Kaisha, Ltd.	24,000	532,867
Toyota Auto Body Co., Ltd.	8,400	156,407
Toyota Motor Corporation‡‡	141,040	5,552,525
Unicharm CorporationΔ	153,400	6,091,422
USS Co., Ltd.‡‡	4,040	329,683
West Japan Railway Co.Δ‡‡	291	1,086,158
Yahoo! Japan Corporation	2,671	1,032,415
Yamada Denki Co., Ltd.‡‡	5,190	353,082
Yamaguchi Financial Group, Inc.	2,000	20,142
Yamaha Corporation	10,700	132,100
Yamaha Motor Co., Ltd.*	11,100	180,128
Yamatake Corporation	2,100	49,571
Yamato Holdings Co., Ltd.‡‡	5,200	73,765

		190,777,843

Kazakhstan — 0.0%
KazakhGold Group, Ltd. GDR*	28,367	110,631

Luxembourg — 0.0%
Evraz Group SA GDRΔ*	5,012	179,780
Millicom International Cellular SA ADR‡‡	858	82,356
SES SA ADR	3,114	74,133

		336,269

Malaysia — 0.8%
AirAsia Bhd*	1,063,265	872,092
AMMB Holdings Bhd	380,481	866,882
Axiata Group Bhd*	758,600	1,167,155
CIMB Group Holdings Bhd	1,746,096	4,814,091
Lafarge Malayan Cement Bhd	140,680	349,637
Malayan Banking Bhd	53,800	148,267
Petronas Chemicals Group Bhd@*	96,400	172,573
RHB Capital Bhd	206,000	582,780
Sime Darby Bhd	649,000	1,851,760

		10,825,237

Mexico — 0.8%
America Movil SAB de CV ADR Series LΔ	88,577	5,079,005
Corporacion Moctezuma SAB de CV@	157,607	392,422
Genomma Lab Internacional SAB de CVΔ*	403,014	978,329
Grupo Financiero Banorte SAB de CV	104,989	499,017
Grupo Financiero Inbursa SA	359,401	1,578,454
Grupo Televisa SA ADRΔ*	40,466	1,049,283
Megacable Holdings SAB de CVΔ*	166,695	431,247
OHL Mexico SAB de CV*	39,500	75,770
Urbi Desarrollos Urbanos SAB de CV*	176,400	414,362

		10,497,889

Mongolia — 0.0%
Mongolian Mining Corporation*	173,500	202,455

Netherlands — 4.3%
Akzo Nobel NV	39,451	2,450,630

170	See Notes to Financial Statements.

	Shares	Value
ASML Holding NV	22,419	$865,807
Corio NV REIT	363	23,291
Fugro NV	7,713	633,877
Gemalto NV	8,368	356,098
ING Groep NV*‡‡	610,943	5,943,454
Koninklijke Ahold NV‡‡	533,658	7,042,891
Koninklijke Boskalis Westminster NV‡‡	396	18,892
Koninklijke DSM NV‡‡	23,108	1,315,618
Koninklijke Philips Electronics NVΔ	22,998	705,155
Reed Elsevier NV	568,105	7,027,579
Royal Dutch Shell PLC Class A‡‡	395,062	13,074,484
Royal Dutch Shell PLC Class B‡‡	256,285	8,450,929
SBM Offshore NV	127,600	2,858,651
TNT NV	53,660	1,416,200
Unilever NV‡‡	86,099	2,680,778
VimpelCom, Ltd. ADRΔ	7,300	109,792

		54,974,126

New Zealand — 0.1%
Telecom Corporation of New Zealand, Ltd.	969,663	1,639,566
Nigeria — 0.1%
First City Monument Bank PLC	8,506,891	419,748
Guaranty Trust Bank PLC	1,890,054	220,838
Guaranty Trust Bank PLC ADR	80,743	476,384
United Bank for Africa PLC	9,088,229	547,087

		1,664,057

Norway — 0.9%
DnB NOR ASA	272,033	3,826,974
Statoil ASA	76,837	1,830,107
Telenor ASA	172,500	2,810,946
TGS Nopec Geophysical Co ASA	71,622	1,620,806
Yara International ASA	16,535	962,483

		11,051,316

Panama — 0.2%
Copa Holdings SA Class A	45,130	2,655,449

Peru — 0.2%
Cia de Minas Buenaventura SA ADR	2,500	122,400
Credicorp, Ltd.Δ	19,915	2,368,093

		2,490,493

Philippines — 0.2%
International Container Terminal Services, Inc.	1,178,750	1,208,335
Philippine Long Distance Telephone Co.	32,820	1,910,243

		3,118,578

Poland — 0.2%
KGHM Polska Miedz SA	40,960	2,393,622
Powszechna Kasa Oszczednosci Bank Polski SA	15,369	225,053

		2,618,675

Russia — 1.8%
Alliance Oil Co., Ltd. GDRΔ*	9,000	142,285
CTC Media, Inc.	4,700	110,121
Gazprom OAO ADRΔ	93,107	2,368,642
Globaltrans Investment PLC GDR	10,357	176,069
Kalina ADR@	5,200	140,400
LSR Group GDR*	77,288	711,822
Lukoil OAO ADR	21,420	1,225,652
Magnit@	15,379	2,054,081
Mail.ru Group, Ltd. GDR*	7,464	268,704
Mechel ADRΔ	27,300	797,979
NovaTek OAO GDR	24,673	2,948,424
Novorossiysk Commercial Sea Port GDR	79,236	774,332
Pharmstandard GDR*	9,073	258,581
Raspadskaya@	204,472	1,435,393
Rosneft Oil Co. GDR	85,846	583,753
Sberbank of Russia	1,593,737	5,429,862
TransContainer OAO, GDR*	12,500	118,750
Uralkali ADRΔ	4,800	176,256
VTB Bank OJSC GDRΔ	220,328	1,451,962
X5 Retail Group NV GDR*	47,302	2,187,718

		23,360,786

Singapore — 1.2%
Ascendas Real Estate Investment Trust REIT‡‡	6,000	9,678
Biosensors International Group, Ltd.*	710,000	625,161
CapitaMall Trust REIT‡‡	12,000	18,234
Cosco Corporation Singapore, Ltd.	21,000	35,018
DBS Group Holdings, Ltd.‡‡	1,000	11,158
Golden Agri-Resources, Ltd.	1,672,000	1,042,272
Jardine Cycle & Carriage, Ltd.‡‡	2,000	57,038
Keppel Corporation, Ltd.	6,000	52,924
Neptune Orient Lines, Ltd.*‡‡	49,000	83,235
Oversea-Chinese Banking Corporation, Ltd.Δ‡‡	116,000	893,038
SembCorp Industries, Ltd.‡‡	569,000	2,278,926
SembCorp Marine, Ltd.	28,000	117,162
Singapore Airlines, Ltd.	63,000	751,081
Singapore Exchange, Ltd.Δ‡‡	114,000	747,949
Singapore Technologies Engineering, Ltd.‡‡	10,000	26,649
Singapore Telecom- munications, Ltd.‡‡	1,686,000	4,006,935
StarHub, Ltd.‡‡	3,000	6,148
United Overseas Bank, Ltd.‡‡	326,594	4,631,637
UOL Group, Ltd.‡‡	3,186	11,792

		15,406,035

South Africa — 1.2%
African Rainbow Minerals, Ltd.	5,887	187,758
Aspen Pharmacare Holdings, Ltd.	18,087	252,628
Bidvest Group, Ltd.	94,360	2,245,302
FirstRand, Ltd.	237,518	703,450
Impala Platinum Holdings, Ltd.	6,900	244,011
Imperial Holdings, Ltd.	13,518	261,598
Massmart Holdings, Ltd.	7,210	160,563
MMI Holdings, Ltd.	7,991	20,161
MTN Group, Ltd.	161,001	3,285,276
Naspers, Ltd.	11,603	683,322
Pick’n Pay Stores, Ltd.	101,331	744,504
Royal Bafokeng Platinum, Ltd.@*	14,696	148,912
Sasol, Ltd.	72,897	3,831,920

See Notes to Financial Statements.	171

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Standard Bank Group, Ltd.	142,340	$2,323,896

		15,093,301

South Korea — 2.6%
Amorepacific Corporation	1,406	1,412,052
Celltrion, Inc.*	27,700	816,529
Hyundai Heavy Industries Co., Ltd.	2,488	969,739
Hyundai Mobis	3,103	776,917
Hyundai Motor Co.	2,815	429,793
Hyundai Steel Co.	15,626	1,711,701
Kia Motors Corporation	80,930	3,604,951
KIWOOM Securities Co., Ltd.	4,448	226,942
Korea Electric Power Corporation*	95,336	2,536,558
KTB Securities Co., Ltd.*	35,429	166,420
LG Chem, Ltd.	7,590	2,613,321
LG Household & Health Care, Ltd.	1,720	591,407
MegaStudy Co., Ltd.	2,907	450,054
POSCO	1,160	495,541
Samsung Electro-Mechanics Co., Ltd.	2,512	273,842
Samsung Electronics Co., Ltd.	9,711	8,110,008
Samsung Electronics Co., Ltd.
(Non-Voting Shares) GDR 144A	5,207	1,488,829
Samsung Engineering Co., Ltd.	6,055	1,023,390
Samsung Fire & Marine Insurance Co., Ltd.	9,720	1,923,295
Shinhan Financial Group Co., Ltd.	68,792	3,198,760
STX Engine Co., Ltd.	25,950	791,470

		33,611,519

Spain — 3.4%
Amadeus IT Holding SA*	56,997	1,197,810
Banco Bilbao Vizcaya Argentaria SAΔ‡‡	513,111	5,229,257
Banco Espanol de Credito SA‡‡	8,518	70,605
Banco Santander SA‡‡	853,172	9,091,252
Bolsas y Mercados Espanoles SA‡‡	1,314	31,337
Corporacion Financiera Alba SA	7,249	372,795
Enagas	120,783	2,415,710
Endesa SA‡‡	20,832	539,791
Iberdrola SA	965,400	7,485,338
Inditex SA‡‡	43,577	3,261,893
Red Electrica Corporacion SAΔ	14,390	678,368
Repsol YPF SA‡‡	15,666	438,705
Telefonica SA‡‡	551,424	12,589,034
Viscofan SA	15,665	594,092

		43,995,987

Sri Lanka — 0.0%
Dialog Axiata, Ltd.*	2,452,710	260,868

Sweden — 1.4%
Assa Abloy AB Class B	117,720	3,320,726
Atlas Copco AB Class A	113,455	2,863,998
Autoliv, Inc.Δ	7,500	592,050
Boliden AB‡‡	19,332	393,868
Electrolux ABΔ‡‡	41,997	1,191,781
Getinge AB	6,236	130,549
Hennes & Mauritz AB Class B	13,076	435,497
Holmen AB‡‡	2,621	86,281
Investor AB‡‡	3,383	72,390
NCC AB	3,258	71,771
Sandvik AB‡‡	3,271	63,824
Scania AB‡‡	20,772	478,152
Skandinaviska Enskilda Banken AB	93,774	782,940
SKF AB	58,779	1,677,359
Swedbank AB*‡‡	11,890	166,262
Tele2 AB‡‡	49,119	1,019,101
Volvo AB Class B*‡‡	287,717	5,068,364

		18,414,913

Switzerland — 6.4%
ABB, Ltd.*‡‡	24,837	554,558
Cie Financiere Richemont SA‡‡	86,811	5,104,819
Clariant AG*‡‡	58,220	1,179,677
Credit Suisse Group AG	108,779	4,381,068
GAM Holding AG*	52,307	864,620
Julius Baer Group, Ltd.	89,714	2,372,687
Nestle SAΔ‡‡	249,901	14,640,118
Novartis AG‡‡	253,255	14,908,009
Roche Holding AGΔ‡‡	39,332	5,765,790
Schindler Holding AG‡‡	14,641	1,731,964
Sonova Holding AG	17,742	2,287,059
STMicroelectronics NV‡‡	7,032	73,129
Sulzer AG‡‡	3,552	541,897
Swatch Group AG (The)	30,407	6,570,197
Swiss Reinsurance Co., Ltd.	1,550	83,153
Synthes, Inc.Δ	12,246	1,652,930
Temenos Group AGΔ*	11,567	480,875
UBS AG*	209,383	3,437,789
Xstrata PLC	269,490	6,385,874
Zurich Financial Services AG‡‡	37,496	9,710,216

		82,726,429

Taiwan — 2.1%
Acer, Inc.	759,674	2,347,560
Advanced Semiconductor Engineering, Inc.	361,000	417,874
Cathay Financial Holding Co., Ltd.	136,200	241,508
Chimei Innolux Corporation*	395,000	545,968
Chroma ATE, Inc.	13,000	38,835
Delta Electronics, Inc.	141,000	689,126
Formosa Plastics Corporation	545,000	1,822,492
Hon Hai Precision Industry Co., Ltd.	94,304	380,043
HTC Corporation	79,250	2,446,281
MediaTek, Inc.	95,719	1,370,627
Richtek Technology Corporation	27,000	225,027
Taiwan Semiconductor Manufacturing Co., Ltd.	4,037,348	9,831,486
Taiwan Semiconductor Manufacturing Co., Ltd. ADRΔ	340,524	4,270,171
Unimicron Technology Corporation	271,000	527,937
Wintek Corporation*	814,000	1,398,707

		26,553,642

Thailand — 0.6%
Bangkok Bank PCL	35,500	179,576
Banpu PCL ADR	90,160	2,366,720
Central Pattana PCL@	507,292	450,160

172	See Notes to Financial Statements.

	Shares	Value
Central Pattana PCL ADR	374,200	$331,275
CP ALL PCL	1,539,999	2,002,483
Italian-Thai Development PCLΔ*	2,201,100	338,799
Siam Commercial Bank PCL	391,926	1,345,641

		7,014,654

Turkey — 0.6%
Akbank TAS	301,100	1,673,211
Akfen Holding AS*	43,000	348,122
Coca-Cola Icecek AS	74,153	979,742
KOC Holding AS	475,590	2,316,345
Türkiye Garanti Bankasi AS	213,099	1,079,298
Türkiye Halk Bankasi AS*	14,600	123,873
Yapi ve Kredi Bankasi AS*	220,231	693,214

		7,213,805

Ukraine — 0.0%
MHP SA, GDR*	7,000	119,700

United Arab Emirates — 0.0%
DP World, Ltd.	408,600	257,418

United Kingdom — 14.7%
Aberdeen Asset Management PLC	484,670	1,533,201
Acergy SAΔ	36,706	902,724
Admiral Group PLC	38,725	914,692
Afren PLC*	132,800	305,601
Aggreko PLC	126,699	2,927,469
Amlin PLC‡‡	30,518	194,556
Anglo American PLC‡‡	227,459	11,840,936
Antofagasta PLC	7,200	180,954
Associated British Foods PLC	9,521	175,309
AstraZeneca PLC‡‡	126,348	5,755,983
Aviva PLC‡‡	426,331	2,612,224
BAE Systems PLC	484,345	2,491,952
Barclays PLC‡‡	66,703	272,105
BG Group PLC	471,002	9,516,969
BHP Billiton PLC‡‡	258,629	10,286,286
BP PLC‡‡	1,164,865	8,454,985
British Airways PLC*	7,891	33,525
British Land Co. PLC‡‡	4,511	36,888
British Sky Broadcasting Group PLC	7,380	84,685
Britvic PLC	571,987	4,220,788
BT Group PLC‡‡	1,287,203	3,628,410
Burberry Group PLC‡‡	16,567	290,323
Capita Group PLC (The)	123,000	1,335,664
Capital Shopping Centres Group PLC REIT	3,152	20,522
Centrica PLC‡‡	831,992	4,301,348
Compass Group PLC	738,811	6,692,377
easyJet PLC*	6,449	44,240
Firstgroup PLC	318,754	1,979,415
GlaxoSmithKline PLC‡‡	730,555	14,123,603
Gulf Keystone Petroleum, Ltd.*	24,440	64,205
Hammerson PLC REIT‡‡	6,134	39,899
Hays PLC	697,837	1,402,419
HSBC Holdings PLC‡‡	529,106	5,371,076
ICAP PLC	105,192	877,420
IMI PLC‡‡	24,229	356,975
International Power PLC‡‡	25,479	173,832
Intertek Group PLC	49,446	1,368,360
Investec PLC‡‡	58,652	481,908
ITV PLC*	285,280	311,566
J Sainsbury PLC	229,872	1,348,625
Kesa Electricals PLC‡‡	79,242	196,808
Kingfisher PLC‡‡	66,957	274,968
Land Securities Group PLC REIT‡‡	3,636	38,208
Legal & General Group PLC	180,838	272,779
Lloyds Banking Group PLC*‡‡	1,349,914	1,382,746
Marks & Spencer Group PLC	9,779	56,259
Michael Page International PLC	206,624	1,787,906
Mondi PLC‡‡	66,984	536,269
Next PLC	55,826	1,718,995
Old Mutual PLC	96,574	185,349
Pearson PLC‡‡	46,189	725,889
Persimmon PLC‡‡	774	5,030
Petrofac, Ltd.	174,835	4,325,897
Prudential PLC	349,888	3,643,984
Reckitt Benckiser Group PLC	129,311	7,106,659
Rentokil Initial PLC*	61,858	93,452
Rexam PLC	297,209	1,541,650
Rio Tinto PLC	130,374	9,119,469
Rolls-Royce Group PLC‡‡	244,139	2,371,352
Rolls-Royce Group PLC +*‡‡	28,325,696	44,162
Royal Bank of Scotland Group PLC*	421,218	256,579
Sage Group PLC (The)	50,357	214,649
Scottish & Southern Energy PLC	97,181	1,856,044
Severn Trent PLC	2,552	58,807
Smith & Nephew PLC	243,575	2,569,043
Stagecoach Group PLC‡‡	38,256	126,566
Standard Chartered PLC‡‡	244,257	6,571,022
Tate & Lyle PLC‡‡	52,371	422,952
Tesco PLC‡‡	1,022,794	6,777,164
TUI Travel PLC	710,564	2,727,484
Tullow Oil PLC	178,062	3,500,719
Unilever PLC‡‡	284,485	8,706,640
Vedanta Resources PLC	1,221	47,915
Vodafone Group PLC‡‡	3,366,356	8,701,928
Weir Group PLC (The)‡‡	76,276	2,116,795
WH Smith PLC‡‡	27,380	207,890
WM Morrison Supermarkets PLC	532,822	2,222,999
Wolseley PLC*‡‡	11,884	379,087

		189,846,133

Total Foreign Common Stocks (Cost $1,060,900,489)		1,250,201,938

FOREIGN PREFERRED STOCKS — 0.9%
Belgium — 0.0%
Fortis*	106,120	142

Brazil — 0.4%
Banco Bradesco SA	94,799	1,864,571
Gerdau SA	8,500	116,081
Investimentos Itau SA	133,306	1,060,024
Tele Norte Leste Participacoes SA	600	8,779
Ultrapar Participacoes SA	31,921	2,021,022

		5,070,477

Chile — 0.0%
Embotelladora Andina SA Class A	38,000	155,898
Embotelladora Andina SA Class B	28,700	145,278

		301,176

See Notes to Financial Statements.	173

INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
Germany — 0.3%
Henkel AG & Co. KGaA	21,471	$1,331,239
ProSiebenSat.1 Media AGΔ	47,891	1,437,467
Volkswagen AG‡‡	6,290	1,022,683

		3,791,389

Russia — 0.0%
MDM Bank@	656,800	308,696

South Korea — 0.2%
Samsung Electronics Co., Ltd.	3,019	1,723,278

Total Foreign Preferred Stocks (Cost $7,937,321)		11,195,158

RIGHTS — 0.0%
Henderson Land Development Co., Ltd.*‡‡ (Cost $0)	71	16

MONEY MARKET FUNDS — 10.7%
GuideStone Money Market Fund (GS4 Class)¥	36,786,025	36,786,025
Northern Institutional Liquid Assets Portfolio§	101,923,046	101,923,046

Total Money Market Funds (Cost $138,709,071)		138,709,071

	Par
U.S. TREASURY OBLIGATIONS — 0.6%
U.S. Treasury Bills
0.17%, 05/05/11‡‡	$5,000,000	4,997,680
0.18%, 05/05/11‡‡	1,825,000	1,824,153
0.19%, 05/05/11‡‡	615,000	614,603

Total U.S. Treasury Obligations (Cost $7,435,530)		7,436,436

TOTAL INVESTMENTS — 109.0% (Cost $1,214,982,411)		1,407,542,619

	Shares
SECURITIES SOLD SHORT — (1.7)%
Australia — (0.1)%
Adelaide Brighton, Ltd.	(3,339)	(11,270)
Amcor, Ltd.	(18,166)	(125,416)
Asciano, Ltd.*	(16,445)	(26,828)
Billabong International, Ltd.	(3,551)	(29,600)
Bluescope Steel, Ltd.	(38,063)	(87,594)
Boart Longyear Group	(16,352)	(76,265)
Cochlear, Ltd.	(1,231)	(101,241)
ConnectEast Group	(111,654)	(48,535)
David Jones, Ltd.	(8,124)	(37,059)
Downer EDI, Ltd.	(1,442)	(6,770)
Energy Resources of Australia, Ltd.	(3,374)	(38,409)
Iluka Resources, Ltd.*	(2,833)	(26,484)
Insurance Australia Group, Ltd.	(24,369)	(96,707)
JB Hi-Fi, Ltd.	(454)	(8,312)
Macquarie Group, Ltd.	(1,242)	(47,014)
Nufarm, Ltd.	(7,073)	(37,184)
Perpetual, Ltd.	(5,743)	(183,325)
Primary Health Care, Ltd.	(85)	(328)
Seek, Ltd.	(17,616)	(119,457)
Sims Metal Management, Ltd.	(6,480)	(142,960)

	Shares	Value
Spark Infrastructure Group 144A	(14,972)	$(17,381)
Toll Holdings, Ltd.	(20,115)	(117,886)
WorleyParsons, Ltd.	(7,088)	(193,854)

		(1,579,879)

Belgium — 0.0%
Dexia SA	(15,239)	(52,946)

Denmark — (0.1)%
D/S Norden A/S	(2,851)	(103,633)
Topdanmark A/S*	(266)	(35,164)
Tryg A/S	(9,696)	(447,139)
Vestas Wind Systems A/S*	(12,439)	(393,947)
William Demant Holding A/S*	(2,412)	(178,307)

		(1,158,190)

Finland — (0.1)%
Konecranes OYJ	(1,661)	(68,630)
Nokian Renkaat OYJ	(6,185)	(227,255)
Outokumpu OYJ	(22,866)	(423,862)
Rautaruukki OYJ	(14,249)	(334,589)

		(1,054,336)

France — (0.1)%
Air France-KLM	(10,104)	(184,033)
Alcatel-Lucent/France*	(46,063)	(134,189)
EDF SA	(3,525)	(144,588)
Eiffage SA	(6,455)	(284,697)
Iliad SA	(2,059)	(223,969)
Neopost SA	(3,786)	(329,864)
PagesJaunes Groupe	(8,076)	(73,386)
Vallourec	(3,614)	(379,592)

		(1,754,318)

Germany — (0.1)%
Bilfinger Berger SE	(1,160)	(98,193)
Fraport AG	(2,297)	(145,024)
Hamburger Hafen Und Logistik AG	(15,437)	(712,248)
HeidelbergCement AG	(1,162)	(72,930)
Puma AG Rudolf Dassler Sport	(209)	(69,264)
SGL Carbon SE*	(6,976)	(251,844)

		(1,349,503)

Ireland — (0.1)%
Charter International PLC	(16,074)	(211,638)
James Hardie Industries SE ADR*	(30,130)	(208,939)
Shire PLC	(9,158)	(220,312)
United Business Media, Ltd.	(7,082)	(76,186)

		(717,075)

Italy — (0.1)%
A2A SpA	(324,083)	(446,061)
Banca Carige SpA	(25,954)	(54,439)
Buzzi Unicem SpA	(30,270)	(346,335)
Mediobanca SpA	(17,618)	(157,147)
Mediolanum SpA	(17,201)	(71,055)

		(1,075,037)

Japan — (0.4)%
ABC-Mart, Inc.	(4,100)	(146,036)
Advantest Corporation	(5,000)	(112,416)
Aeon Credit Service Co., Ltd.	(4,500)	(63,319)
Bank of Kyoto, Ltd.	(9,000)	(85,072)
Casio Computer Co., Ltd.	(15,500)	(124,407)

174

	Shares	Value
Disco Corporation	(2,600)	$(156,935)
Don Quijote Co., Ltd.	(2,400)	(73,027)
Fast Retailing Co., Ltd.	(300)	(47,587)
Furukawa Electric Co., Ltd.	(30,000)	(134,256)
GS Yuasa Corporation	(17,000)	(117,214)
Hamamatsu Photonics KK	(2,400)	(87,488)
Hirose Electric Co., Ltd.	(1,000)	(112,372)
Hiroshima Bank, Ltd.	(5,000)	(21,028)
Hisamitsu Pharmaceutical Co., Inc.	(1,300)	(54,638)
Hitachi Construction Machinery Co., Ltd.	(1,400)	(33,414)
Isetan Mitsukoshi Holdings, Ltd.	(3,500)	(40,565)
Jafco Co., Ltd.	(3,400)	(98,300)
Japan Steel Works, Ltd.	(12,000)	(124,982)
Joyo Bank, Ltd.	(24,000)	(105,200)
Kintetsu Corporation	(53,000)	(165,609)
Matsui Securities Co., Ltd.	(27,600)	(195,495)
Mitsubishi Materials Corporation	(7,000)	(22,245)
MS&AD Insurance Group Holdings, Inc.	(4,500)	(112,332)
NGK Insulators, Ltd.	(7,000)	(113,708)
Nidec Corporation	(300)	(30,250)
Nippon Sheet Glass Co., Ltd.	(30,000)	(80,468)
Nitori Holdings Co., Ltd.	(550)	(48,061)
NOK Corporation	(5,900)	(122,297)
NSK, Ltd.	(16,000)	(143,894)
Olympus Corporation	(2,900)	(87,319)
OSAKA Titanium Technologies Co.	(2,600)	(122,228)
Rakuten, Inc.	(402)	(336,414)
Seiko Epson Corporation	(3,800)	(68,987)
Seven Bank, Ltd.	(18)	(38,062)
Shimadzu Corporation	(22,000)	(170,405)
Shiseido Co., Ltd.	(1,800)	(39,197)
Sumco Corporation*	(5,900)	(84,013)
Sumitomo Chemical Co., Ltd.	(30,000)	(147,270)
Suruga Bank, Ltd.	(8,000)	(74,234)
Taiheiyo Cement Corporation	(25,000)	(31,904)
Taiyo Nippon Sanso Corporation	(21,000)	(184,860)
Takashimaya Co., Ltd.	(1,000)	(8,541)
THK Co., Ltd.	(1,600)	(36,597)
Tokyo Broadcasting System, Inc.	(10,800)	(152,913)
Toyota Boshoku Corporation	(4,300)	(75,600)
Trend Micro, Inc.	(1,100)	(36,137)
Tsumura & Co.	(5,900)	(190,620)
Ushio, Inc.	(3,600)	(68,357)
Yakult Honsha Co., Ltd.	(5,000)	(143,754)
Yaskawa Electric Corporation	(17,000)	(160,071)

		(5,030,098)

Luxembourg — 0.0%
Oriflame Cosmetics SA ADR	(8,190)	(431,228)

Netherlands — (0.1)%
Fugro NV	(3,687)	(303,009)
Koninklijke Boskalis Westminster NV	(9)	(429)
SBM Offshore NV	(15,151)	(339,431)

		(642,869)

Papua New Guinea — 0.0%
Oil Search, Ltd.	(28,813)	(207,468)

Russia — 0.0%
Alliance Oil Co., Ltd. GDR*	(16,060)	(253,900)
Spain — (0.1)%
Acciona SA	(5,032)	(357,180)
Ferrovial SA	(6,436)	(64,273)
Gestevision Telecinco SA	(31,740)	(349,625)
Grifols SA	(2,193)	(29,974)
Iberdrola Renovables SA	(32,308)	(114,822)

		(915,874)

Sweden — 0.0%
Meda AB	(23,081)	(175,951)

Switzerland — (0.1)%
Adecco SA	(1,790)	(117,387)
Baloise Holding AG	(871)	(84,727)
Julius Baer Group, Ltd.	(3,419)	(160,088)
Lonza Group AG	(3,328)	(266,756)
Nobel Biocare Holding AG	(6,440)	(121,467)
Sonova Holding AG	(1,077)	(138,832)

		(889,257)

United Kingdom — (0.3)%
Aegis Group PLC	(133,080)	(291,514)
Berkeley Group Holdings PLC*	(14,472)	(200,812)
Bunzl PLC	(20,573)	(230,620)
Capita Group PLC (The)	(37,105)	(402,925)
Chemring Group PLC	(922)	(41,745)
Cobham PLC	(94,680)	(300,396)
Cookson Group PLC*	(20,065)	(205,999)
Dixons Retail PLC*	(10,002)	(3,574)
Drax Group PLC	(27,747)	(159,327)
Firstgroup PLC	(13,350)	(82,902)
Hays PLC	(29,940)	(60,169)
ICAP PLC	(6,788)	(56,620)
Invensys PLC	(63,978)	(353,305)
Lonmin PLC*	(12,111)	(371,223)
Man Group PLC	(94,293)	(435,153)
Misys PLC*	(14,592)	(78,033)
Pennon Group PLC	(25,179)	(251,240)
Provident Financial PLC	(13,123)	(178,820)
Prudential PLC	(16,690)	(173,821)
Standard Life PLC	(126,888)	(427,312)
Thomas Cook Group PLC	(21,109)	(62,432)
TUI Travel PLC	(27,644)	(106,111)

		(4,474,053)

Total Securities Sold Short (Proceeds $(20,027,787))		(21,761,982)

Liabilities in Excess of Other Assets — (7.3)%		(94,360,824)

NET ASSETS — 100.0%		$1,291,419,813

Please see abbreviation and footnote definitions beginning on page 180.

See Notes to Financial Statements.	175

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

PORTFOLIO SUMMARY (based on net assets)%
Foreign Common Stocks
Japan	14.8
United Kingdom	14.7
France	7.6
Switzerland	6.4
Germany	6.1
Australia	5.3
Netherlands	4.3
Spain	3.4
Hong Kong	3.0
China	2.9
South Korea	2.6
Brazil	2.3
Italy	2.2
Taiwan	2.1
Canada	2.0
Russia	1.8
India	1.6
Sweden	1.4
Singapore	1.2
South Africa	1.2
Denmark	1.1
Indonesia	0.9
Norway	0.9
Malaysia	0.8
Mexico	0.8
Finland	0.6
Ireland	0.6
Thailand	0.6
Turkey	0.6
Israel	0.4
Egypt	0.3
Greece	0.3
Austria	0.2
Chile	0.2
Hungary	0.2
Panama	0.2
Peru	0.2
Philippines	0.2
Poland	0.2
Argentina	0.1
Bermuda	0.1
Colombia	0.1
Estonia	0.1
New Zealand	0.1
Nigeria	0.1
Belgium	—	**
Czech Republic	—	**
Kazakhstan	—	**
Luxembourg	—	**
Mongolia	—	**
Sri Lanka	—	**
Ukraine	—	**
United Arab Emirates	—	**

Total Foreign Common Stocks	96.8

Total Money Market Funds	10.7

Total Futures Contracts	3.7

Total Foreign Preferred Stocks	0.9

Total U.S. Treasury Obligations	0.6

Total Rights	—	**

Total Forward Foreign Currency Contracts	(0.2)

Total Securities Sold Short	(1.7)

Total Investments	110.8

**	Rounds to less than 0.005%.

176	See Notes to Financial Statements.

VALUATION HIERARCHY

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments***
Assets:
Level 1 — Quoted Prices
Foreign Common Stocks	$711,489,044	$—
Foreign Preferred Stocks	5,680,490	—
Futures Contracts	—	690,262
Money Market Funds	138,709,071	—
Rights	16	—
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks	538,500,453	—
Foreign Preferred Stocks	5,514,668	—
Forward Foreign Currency Contracts	—	519,842
U.S. Treasury Obligations	7,436,436	—
Level 3 — Significant Unobservable Inputs
Foreign Common Stocks	212,441	—
Rights	—	—

Total Assets	$1,407,542,619	$1,210,104

Liabilities:
Level 1 — Quoted Prices
Securities Sold Short	$(9,497,872)	$—
Level 2 — Other Significant Observable Inputs
Securities Sold Short	(12,264,110)	—
Level 3 — Significant Unobservable Inputs	—	—

Total Liabilities	$(21,761,982)	$—

***	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Details of these investments can be found in the Notes to Financial Statements.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments***
Balance, 12/31/09
Rights	$1,251	$—
Accrued discounts/premiums
Rights	—	—
Realized gain (loss)(1)
Rights	620	—
Changed in unrealized appreciation (depreciation)(1)
Rights	(1,251)	—
Purchases
Rights	—	—
Sales
Rights	(620)	—
Transfers in and/or out of Level 3
Foreign Common Stocks	212,441	—

Balance, 12/31/10	$212,441	$—

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in Net Realized Gain (loss) from Investment securities and securities sold short.
(2)	Change in unrealized appreciation (depreciation) can be found on the Statement of Operations in Net change in unrealized appreciation (depreciation) on Investment securities and securities sold short.

Level 1-2 Transfers

The Fund had common stocks valued at $553,461,167 as of December 31, 2009 that were either sold or transferred from Level 2 to Level 1 of the fair value hierarchy. The common stocks that transferred from Level 2 to Level 1 did so as a result of foreign equities that were fair valued at December 31, 2009 that are now being valued based on quoted prices. The value of the securities that were transferred to Level 1 as of December 31, 2010 is $511,892,106.

The Fund had common stocks valued at $6,479,563 as of December 31, 2009 that were either sold or transferred from Level 1 to Level 2 of the fair value hierarchy. The common stocks that transferred from Level 1 to Level 2 did so as a result of foreign equities that were being valued based on quoted prices December 31, 2009 that are now being fair valued. The value of the securities that were transferred to Level 1 as of December 31, 2010 is $4,690,585.

177

ABBREVIATIONS AND FOOTNOTES

INVESTMENT ABBREVIATIONS:

ADR	—	American Depository Receipt
CONV	—	Convertible
GDR	—	Global Depository Receipt
IO	—	Interest Only (Principal amount shown is notional)
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
PIK	—	Payment-in-Kind Bonds
PIPE	—	Private Investment in Public Equity
PLC	—	Public Limited Company
PO	—	Principal Only
REIT	—	Real Estate Investment Trust
STEP	—	Stepped Coupon Bonds (1)
STRIP	—	Stripped Security
TBA	—	To be announced.
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2010, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Money Market	$11,800,000	0.91%
Low-Duration Bond	106,061,098	14.97
Medium-Duration Bond	100,742,406	11.84
Extended-Duration Bond	30,855,016	7.52
Global Bond	18,809,453	11.68
Small Cap Equity	2,664,586	0.56
International Equity	1,639,237	0.13

INVESTMENT FOOTNOTES:

‡‡	—	All or a portion of the security was held as collateral
for open futures, options, securities sold short and/or
swap contracts.
@	—	Illiquid.
*	—	Non-income producing security.
#	—	Security in default.
+	—	Security is valued at fair value (2) .
§	—	Security purchased with the cash proceeds from
securities loaned.
†	—	Variable rate security (1) .
Ω	—	Interest rates shown reflect the effective yields
as of December 31, 2010.
	¥—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
(1)	Interest rates shown reflect the rates currently in effect. Maturity date for money market instruments is the date of the next interest rate reset.
(2)	Fair valued securities were held at December 31, 2010 in the Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Equity Index Fund, Value Equity Fund, Small Cap Equity Fund and International Equity Fund at an aggregate market value of $110,903, $369,013, $11,550, $0, $1,209, $560,550 and $44,652, respec- tively, which amounted to 0.02%, 0.04%, 0.01%, 0.00%, 0.00%, 0.12% and 0.00% of each of those funds, repectively.

178

ABBREVIATIONS AND FOOTNOTES

FOREIGN BOND FOOTNOTES:

(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Real (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(E)	—	Par is denominated in Euro (EUR).
(G)	—	Par is denominated in Singapore Dollars (SGD).
(K)	—	Par is denominated in Norweigan Krone (NOK).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(N)	—	Par is denominated in Indonesian Rupiahs (IDR).
(P)	—	Par is denominated in Peruvian Nuevos Soles (PEN).
(R)	—	Par is denominated in Malaysian Ringgits (MYR).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(V)	—	Par is denominated in Polish Zloty (PLN).
(W)	—	Par is denominated in South Korean Won (KRW).
(Y)	—	Par is denominated in Egyptian Pounds (EGP).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).

COUNTERPARTY ABBREVIATIONS:

BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CITIC	—	Counterparty to contract is Citicorp.
CITIG	—	Counterparty to contract is Citigroup Global Markets, Inc.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HKSB	—	Counterparty to contract is Hong Kong&Shanghai Bank.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MLCS	—	Counterparty to contract is Merrill Lynch Capital Services, Inc.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SG	—	Counterparty to contract is Societe Generale.
UBS	—	Counterparty to contract is UBS AG.
WEST	—	Counterparty to contract is Westpac Pollock.

179

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,297,165,079	$687,912,136	$973,558,276
Investments in repurchase agreements, at value	—	147,500,000	155,000,000
Investments in securities of affiliated issuers, at value	—	31,818,398	100,976,120

Total investments (1)(2)	1,297,165,079	867,230,534	1,229,534,396
Cash	565,330	607,684	2,454,184
Foreign currency (3)	—	3,340,142	872,056
Receivables:
Dividends and reclaims	—	256	611
Interest	635,191	3,718,830	5,413,588
Securities lending	1,779	4,472	6,476
Investment securities sold	—	64,415,143	242,559,420
Maturities	—	136,251	133,718
Fund shares sold	20,670,274	21,784	95,672,311
Variation margin	—	35,203	361,770
Unrealized appreciation on foreign currency exchange contracts	—	733,734	669,600
Unrealized appreciation on swap agreements	—	1,706,684	5,140,457
Prepaid expenses and other assets	55,769	31,973	34,767

Total Assets	1,319,093,422	941,982,690	1,582,853,354

Liabilities
TBA sale commitments, at value (4)	—	7,488,908	—
Options written at value (5)	—	566,282	671,358
Unrealized depreciation on foreign currency exchange contracts	—	1,006,500	1,496,880
Unrealized depreciation on swap agreements	—	275,313	3,240,130
Collateral held for securities on loan at value	10,967,813	68,285,101	53,322,138
Collateral held for derivatives	—	1,700,000	980,000
Payables:
Investment securities purchased	—	153,521,843	576,166,078
Fund shares redeemed	8,263,466	213,727	95,962,833
Variation margin	—	—	75,775
Distributions	7,700	—	—
Securities lending	356	895	1,295
Accrued expenses:
Investment advisory fees	156,566	148,404	226,445
Distribution (12b-1) fees	151	42	47
Shareholder servicing fees	203,248	93,771	113,742
Other expenses	42,602	87,545	145,598

Total Liabilities	19,641,902	233,388,331	732,402,319

Net Assets	$1,299,451,520	$708,594,359	$850,451,035

Net Assets Consist of:
Paid-in-capital	$1,299,444,261	$715,506,013	$873,624,661
Undistributed (distributions in excess of) net investment income	7,259	(82,912)	281,806
Accumulated net realized loss on investments, foreign currency transactions and derivative transactions	—	(1,362,659)	(6,905,040)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	—	(5,466,083)	(16,550,392)

Net Assets	$1,299,451,520	$708,594,359	$850,451,035

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$119,310,978	$128,142,505	$236,369,310

GS2 shares outstanding	119,306,235	14,727,394	32,606,396

Net asset value, offering and redemption price per GS2 share	$1.00	$8.70	$7.25

Net assets applicable to the GS4 Class	$1,180,140,542	$580,451,854	$614,081,725

GS4 shares outstanding	1,180,103,380	43,859,633	44,973,885

Net asset value, offering and redemption price per GS4 share	$1.00	$13.23	$13.65

(1) Investments in securities of unaffiliated issuers, at cost	$1,297,165,079	$693,690,228	$990,131,782
Investments in repurchase agreements, at cost	—	147,500,000	155,000,000
Investments in securities of affiliated issuers, at cost	—	31,818,398	100,976,120

Total investments at cost	$1,297,165,079	$873,008,626	$1,246,107,902

(2) Includes securities loaned of:	$10,752,569	$71,040,963	$52,410,097

(3) Foreign currency at cost	$—	$3,345,204	$861,617

(4) TBA sale commitments at cost	$—	$7,509,688	$—

(5) Premiums received on options written	$—	$728,747	$652,009

See Notes to Financial Statements.	180

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Extended-Duration Bond fund	Inflation Protected Bond Fund	Global Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$437,555,286	$104,544,907	$184,735,576
Investments in securities of affiliated issuers, at value	7,743,334	4,857,515	9,510,886

Total investments (1)(2)	445,298,620	109,402,422	194,246,462
Cash	—	—	—
Cash collateral for derivatives	—	—	—
Foreign currency (3)	—	—	1,257,697
Receivables:
Dividends and reclaims	58	35	11,269
Interest	5,486,892	819,907	2,670,865
Securities lending	3,611	612	5,596
Investment securities sold	—	—	2,860,661
Fund shares sold	326	1,149	1,138
Variation margin	—	—	44
Unrealized appreciation on foreign currency exchange contracts	—	—	941,301
Prepaid expenses and other assets	27,807	7,884	26,203

Total Assets	450,817,314	110,232,009	202,021,236

Liabilities
Cash overdraft	117	—	—
Securities sold short, at value (4)	—	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	619,100
Collateral held for securities on loan at value	39,862,497	2,321,463	34,081,461
Payables:
Investment securities purchased	—	—	6,032,352
Dividends on short sales	—	—	—
Fund shares redeemed	210,496	11,853	65,088
Variation margin	—	14,969	9,203
Securities lending	722	122	1,119
Accrued expenses:
Investment advisory fees	144,641	28,271	62,350
Distribution (12b-1) fees	55	—	—
Shareholder servicing fees	53,849	17,229	25,757
Other expenses	44,630	13,150	55,153

Total Liabilities	40,317,007	2,407,057	40,951,583

Net Assets	$410,500,307	$107,824,952	$161,069,653

Net Assets Consist of:
Paid-in-capital	$379,307,197	$104,484,139	$163,178,167
Undistributed (distributions in excess of) net investment income	494,619	—	665,096
Undistributed (accumulated) net realized gain (loss) on investments, foreign currency transactions and derivative transactions	1,800,799	825,555	(10,092,257)
Net unrealized appreciation (depreciation) on investments, foreign currency translations and derivative transactions	28,897,692	2,515,258	7,318,647

Net Assets	$410,500,307	$107,824,952	$161,069,653

Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the GS2 Class	$72,740,661	N/A	N/A

GS2 shares outstanding	10,493,777	N/A	N/A

Net asset value, offering and redemption price per GS2 share	$6.93	N/A	N/A

Net assets applicable to the GS4 Class	$337,759,646	$107,824,952	$161,069,653

GS4 shares outstanding	20,744,929	10,342,865	16,386,584

Net asset value, offering and redemption price per GS4 share	$16.28	$10.43	$9.83

(1) Investments in securities of unaffiliated issuers, at cost	$408,664,001	$102,027,002	$177,802,200
Investments in securities of affiliated issuers, at cost	7,743,334	4,857,515	9,510,886

Total investments at cost	$416,407,335	$106,884,517	$187,313,086

(2) Includes securities loaned of:	$39,284,128	$21,941,093	$36,119,838

(3) Foreign currency at cost	$—	$—	$1,258,466

(4) Securities Sold Short at proceeds	$—	$—	$—

(5) Net of ($174,779) accrued foreign capital gains taxes on appreciated securities

181	See Notes to Financial Statements.

Equity Index Fund	Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund

$421,616,746	$173,352,860	$1,244,076,800	$1,349,703,900	$606,031,086	$1,370,756,594
7,740,278	2,975,979	29,448,901	35,564,268	26,410,953	36,786,025

429,357,024	176,328,839	1,273,525,701	1,385,268,168	632,442,039	1,407,542,619
—	—	—	—	14	—
—	—	—	—	686,462	5,200,000
—	—	—	—	3,247	1,340,705

402,556	406,226	957,638	584,171	208,493	2,158,324
—	—	—	—	281,452	—
3,752	3,873	7,176	8,816	26,300	49,231
67,449	878,756	1,749,994	2,621,533	15,123,103	1,301,575
132,749	25,022	28,369,396	15,690	118,952	239
—	—	—	—	2,266	571,793
—	—	—	—	—	1,554,249
28,002	44,866	39,097	41,776	29,581	40,798

429,991,532	177,687,582	1,304,649,002	1,388,540,154	648,921,909	1,419,759,533

—	—	—	—	—	25,037
—	—	—	—	—	21,761,982
—	—	—	—	7,564	1,034,407
22,662,484	34,429,336	85,564,732	126,132,616	143,555,699	101,923,046

754	1,073,734	181,144	1,000,380	29,722,003	1,446,484
—	—	—	—	—	12,638
159,468	108,467	28,743,456	385,691	198,506	535,226
10,875	26,010	37,733	49,500	458,663	113,830
750	772	1,435	1,763	5,250	9,846

34,036	102,553	610,974	805,027	345,140	806,141
48	—	109	93	118	178
53,872	22,497	156,703	168,986	64,106	163,633
117,090	24,015	62,777	72,892	69,626	507,272

23,039,377	35,787,384	115,359,063	128,616,948	174,426,675	128,339,720

$406,952,155	$141,900,198	$1,189,289,939	$1,259,923,206	$474,495,234	$1,291,419,813

$343,375,920	$155,711,794	$1,332,809,719	$1,076,416,487	$462,152,842	$1,319,300,704
1,075,513	—	7,719,446	—	4,903	(3,491,275)
(4,359,830)	(39,269,141)	(178,773,747)	(135,783,733)	(71,342,114)	(216,424,520)
66,860,552	25,457,545	27,534,521	319,290,452	83,679,603	192,034,904 (5)

$406,952,155	$141,900,198	$1,189,289,939	$1,259,923,206	$474,495,234	$1,291,419,813

$71,093,085	N/A	$231,078,676	$215,863,187	$74,423,733	$262,102,742

8,235,929	N/A	32,165,065	18,126,912	7,744,518	25,335,868

$8.63	N/A	$7.18	$11.91	$9.61	$10.35

$335,859,070	$141,900,198	$958,211,263	$1,044,060,019	$400,071,501	$1,029,317,071

20,528,418	16,653,781	67,877,919	55,244,706	27,664,346	76,649,237

$16.36	$8.52	$14.12	$18.90	$14.46	$13.43

$354,986,564	$147,929,217	$1,217,231,138	$1,031,397,638	$523,503,593	$1,178,196,386
7,740,278	2,975,979	29,448,901	35,564,268	26,410,953	36,786,025

$362,726,842	$150,905,196	$1,246,680,039	$1,066,961,906	$549,914,546	$1,214,982,411

$22,318,677	$33,683,329	$83,703,402	$124,170,621	$141,753,872	$100,150,956

$—	$—	$—	$—	$3,210	$1,284,930

$—	$—	$—	$—	$—	$20,027,787

See Notes to Financial Statements.	182

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Money Market Fund	Low-Duration Bond Fund	Medium-Duration Bond Fund
Investment Income
Dividends	$—	$—	$200,284
Income distributions received from affiliated funds	—	4,531	9,756
Interest	4,073,657	18,798,478	36,966,858
Securities lending	40,380	56,869	107,689
Less foreign taxes withheld	—	—	—

Total Investment Income	4,114,037	18,859,878	37,284,587

Expenses
Investment advisory fees	1,879,320	2,461,401	4,207,369
Transfer agent fees:
GS2 shares	2,762	3,342	4,235
GS4 shares	39,099	21,880	24,785
Custodian fees	22,776	98,123	159,518
Shareholder servicing fees:
GS4 shares	2,065,103	1,131,488	1,647,207
Accounting and administration fees	254,589	255,214	415,814
Professional fees	53,531	64,512	65,356
Blue sky fees:
GS2 shares	1,977	1,599	1,599
GS4 shares	35,845	15,760	18,202
Shareholder reporting fees:
GS2 shares	812	516	539
GS4 shares	38,964	9,562	10,276
Trustee expenses	11,016	5,242	7,109
Line of credit facility fees	14,070	8,417	12,316
Dividend expense on securities sold short	—	—	—
Other expenses	(134,597)	40,943	62,239

Total expenses	4,285,267	4,117,999	6,636,564
Expenses waived/reimbursed net of amount recaptured(1)	(492,104)	(579,527)	(913,726)
Fees paid indirectly	—	—	—

Net expenses	3,793,163	3,538,472	5,722,838

Net Investment Income (Loss)	320,874	15,321,406	31,561,749

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities and securities sold short	20,216	5,404,075	22,498,438
Futures transactions	—	1,376,766	3,760,748
Swap agreements	—	(761,992)	(1,921,766)
Option contracts written	—	535,324	921,916
Option contracts purchased	—	(107,375)	42,723
Foreign currency transactions	—	(407,033)	(1,535,949)

Net realized gain (loss)	20,216	6,039,765	23,766,110

Net change in unrealized appreciation (depreciation) on:
Investment securities and securities sold short (net of estimated capital gains taxes of ($420,621) for International Equity)	—	10,151,359	33,115,038
Futures	—	169,952	(517,888)
Swap agreements	—	(1,430,419)	1,342,907
Option contracts written	—	238,291	82,810
Option contracts purchased	—	53,802	(6,035)
Foreign currency translation	—	(901,924)	(1,278,523)

Net change in unrealized appreciation (depreciation)	—	8,281,061	32,738,309

Net Realized and Unrealized Gain (Loss)	20,216	14,320,826	56,504,419

Net Increase (Decrease) in Net Assets Resulting from Operations	$341,090	$29,642,232	$88,066,168

(1)	See Note 3a and 3c in Notes to Financial Statements.

183	See Notes to Financial Statements.

Extended- Duration Bond Fund	Inflation Protected Bond Fund	Global Bond Fund	Equity Index Fund	Real Estate Securities Fund	Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Fund

$20,081	$—	$263,500	$7,684,481	$3,458,506	$25,427,083	$11,338,957	$4,271,761	$38,403,039
1,502	1,123	2,128	1,398	620	4,313	7,304	3,701	5,785
28,296,505	2,633,950	13,038,793	2,178	1,046	6,196	11,109	1,488,227	10,738
51,761	4,123	72,543	51,428	47,017	145,940	147,736	415,746	1,082,352
—	—	(171)	—	—	(63,812)	(31,325)	(713)	(3,346,362)

28,369,849	2,639,196	13,376,793	7,739,485	3,507,189	25,519,720	11,473,781	6,178,722	36,155,552

2,157,068	330,393	1,009,576	591,117	1,174,945	7,422,419	10,445,366	4,047,992	12,463,334

4,024	—	—	4,017	—	3,998	3,901	4,059	4,188
23,796	18,768	22,400	24,455	22,638	27,297	26,409	27,658	33,314
28,381	19,480	59,493	24,028	30,604	45,440	79,244	118,241	1,166,794

744,047	197,082	410,215	616,247	256,424	1,856,200	1,967,900	703,920	1,987,784
137,468	27,829	134,983	103,709	36,122	258,027	264,301	156,318	637,188
57,149	52,703	55,629	73,149	63,117	73,149	54,910	54,864	56,282

1,599	—	—	1,599	—	1,599	1,599	1,599	1,599
15,417	17,702	17,966	12,914	6,052	12,859	13,465	12,742	13,071

376	—	—	375	—	361	417	462	434
8,306	1,742	944	8,846	6,817	10,359	15,920	11,352	14,054
4,311	1,225	2,056	3,928	1,119	11,342	9,398	4,364	9,675
5,578	1,171	2,652	4,583	1,557	13,819	14,561	5,102	15,119
—	—	—	—	—	—	—	—	496,085
18,516	12,544	28,541	17,308	10,843	32,273	43,179	17,419	357,756

3,206,036	680,639	1,744,455	1,486,275	1,610,238	9,769,142	12,940,570	5,166,092	17,256,677
(128,194)	(10,847)	(31,190)	(143,289)	(8,081)	(212,779)	(1,139,996)	(229,910)	(2,810,432)
—	—	—	—	—	(57,240)	(60,973)	(22,103)	(61,967)

3,077,842	669,792	1,713,265	1,342,986	1,602,157	9,499,123	11,739,601	4,914,079	14,384,278

25,292,007	1,969,404	11,663,528	6,396,499	1,905,032	16,020,597	(265,820)	1,264,643	21,771,274

19,225,821	2,695,897	2,713,432	4,165,956	26,135,966	19,162,000	110,465,842	46,961,061	67,806,752
—	542,552	(619,751)	1,108,176	768,594	2,355,725	5,979,991	16,302,730	1,197,819
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	61,632	—
—	—	(61,674)	—	—	—	—	(21,979)	—
821,979	—	1,289,137	—	—	—	(2,321)	(68,572)	373,683

20,047,800	3,238,449	3,321,144	5,274,132	26,904,560	21,517,725	116,443,512	63,234,872	69,378,254

7,971,998	470,811	8,769,818	41,392,757	4,571,558	112,571,499	99,101,641	44,572,649	29,608,211
—	(7,611)	(52,895)	84,979	(133,183)	220,239	358,729	(1,469,605)	867,489
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	(3,322)	—
—	—	—	—	—	—	—	2,320	—
259	(300)	(75,017)	—	—	—	—	(7,558)	844,263

7,972,257	462,900	8,641,906	41,477,736	4,438,375	112,791,738	99,460,370	43,094,484	31,319,963

28,020,057	3,701,349	11,963,050	46,751,868	31,342,935	134,309,463	215,903,882	106,329,356	100,698,217

$53,312,064	$5,670,753	$23,626,578	$53,148,367	$33,247,967	$150,330,060	$215,638,062	$107,593,999	$122,469,491

See Notes to Financial Statements.	184

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund
	For the Year Ended
	12/31/10	12/31/09
Operations:
Net investment income	$320,874	$3,601,028
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	20,216	60,542
Net change in unrealized appreciation on investment securities, foreign currency translations and derivative transactions	—	—

Net increase in net assets resulting from operations	341,090	3,661,570

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(212,193)	(769,065)
GS4 shares	(108,681)	(2,824,065)
GS6 shares	—	(7,898)
Distributions from net realized capital gains
GS2 shares	(7,509)	(7,898)
GS4 shares	(80,492)	(62,102)
GS6 shares	—	—

Total dividends and distributions	(408,875)	(3,671,028)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	94,494,393	102,344,425
GS4 shares	4,496,591,499	2,886,053,282
GS6 shares	—	1,367,352
Proceeds from exchange of GS6 shares for GS4 shares(1)
GS4 shares	—	9,761,236
GS6 shares	—	(9,761,236)
Reinvestment of dividends and distributions
GS2 shares	203,577	644,744
GS4 shares	136,473	2,050,152
GS6 shares	—	7,898

Total proceeds from shares sold and reinvested	4,591,425,942	2,992,467,853

Value of shares redeemed
GS2 shares	(108,704,940)	(141,405,488)
GS4 shares	(4,381,459,310)	(2,803,066,431)
GS6 shares	—	(421,134)

Total value of shares redeemed	(4,490,164,250)	(2,944,893,053)

Net increase (decrease) from capital share transactions(2)	101,261,692	47,574,800

Total increase (decrease) in net assets	101,193,907	47,565,342

Net Assets:
Beginning of Year	1,198,257,613	1,150,692,271

End of Year*	$1,299,451,520	$1,198,257,613

* Including undistributed (distributions in excess of) net investment income	$7,259	$75,044

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 7 in Notes to Financial Statements.

185	See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund		Extended-Duration Bond Fund		Inflation Protected Bond Fund		Global Bond Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended	For the Period	For the Year Ended
12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	06/25/09 - 12/31/09	12/31/10	12/31/09

$15,321,406	$20,944,974	$31,561,749	$36,356,649	$25,292,007	$27,763,523	$1,969,404	$1,424,136	$11,663,528	$12,862,766
6,039,765	8,473,015	23,766,110	25,495,374	20,047,800	(13,712,692)	3,238,449	400,251	3,321,144	(8,252,760)
8,281,061	40,666,842	32,738,309	74,039,703	7,972,257	78,067,569	462,900	2,052,358	8,641,906	54,764,000

29,642,232	70,084,831	88,066,168	135,891,726	53,312,064	92,118,400	5,670,753	3,876,745	23,626,578	59,374,006

(3,973,347)	(4,819,001)	(7,594,121)	(8,289,189)	(7,921,317)	(7,203,294)	—	—	—	—
(11,817,267)	(15,263,843)	(23,828,942)	(29,716,113)	(18,424,763)	(18,714,067)	(2,038,102)	(1,359,644)	(12,273,443)	(13,789,431)
—	(101,664)	—	(303,734)	—	(571,919)	—	—	—	—

(1,301,794)	—	(8,335,060)	(5,307,160)	(1,150,059)	(162,568)	—	—	—	—
(3,870,062)	—	(23,494,123)	(19,148,776)	(2,305,386)	(426,577)	(2,718,888)	(91,394)	—	—
—	—	—	(168,322)	—	(44,540)	—	—	—	—

(20,962,470)	(20,184,508)	(63,252,246)	(62,933,294)	(29,801,525)	(27,122,965)	(4,756,990)	(1,451,038)	(12,273,443)	(13,789,431)

19,547,765	21,205,424	112,777,863	23,176,665	11,995,759	5,901,308	—		—	—
81,552,147	100,049,225	142,085,311	116,757,280	80,583,836	33,154,694	42,423,880	85,910,487	27,722,929	33,309,227
—	254,107	—	144,295	—	49,106	—		—	—

—	6,028,341	—	14,963,529	—	15,327,294	—	—	—	—
—	(6,028,341)	—	(14,963,529)	—	(15,327,294)	—	—	—	—

5,270,201	4,814,646	15,918,518	13,585,942	9,060,622	7,356,577	—	—	—	—
15,682,171	15,261,292	47,316,666	48,861,482	20,727,992	19,139,457	4,756,950	1,451,038	12,273,386	13,789,383
—	101,664	—	472,056	—	616,459	—	—	—	—

122,052,284	141,686,358	318,098,358	202,997,720	122,368,209	66,217,601	47,180,830	87,361,525	39,996,315	47,098,610

(12,320,194)	(22,503,752)	(28,532,320)	(13,815,713)	(15,032,006)	(16,838,462)	—	—	—	—
(94,873,974)	(110,793,220)	(472,646,775)	(118,612,655)	(181,007,812)	(91,273,123)	(28,263,358)	(1,793,515)	(111,834,370)	(38,593,388)
—	(74,922)	—	(176,672)	—	(44,729)	—		—	—

(107,194,168)	(133,371,894)	(501,179,095)	(132,605,040)	(196,039,818)	(108,156,314)	(28,263,358)	(1,793,515)	(111,834,370)	(38,593,388)

14,858,116	8,314,464	(183,080,737)	70,392,680	(73,671,609)	(41,938,713)	18,917,472	85,568,010	(71,838,055)	8,505,222

23,537,878	58,214,787	(158,266,815)	143,351,112	(50,161,070)	23,056,722	19,831,235	87,993,717	(60,484,920)	54,089,797

685,056,481	626,841,694	1,008,717,850	865,366,738	460,661,377	437,604,655	87,993,717	—	221,554,573	167,464,776

$708,594,359	$685,056,481	$850,451,035	$1,008,717,850	$410,500,307	$460,661,377	$107,824,952	$87,993,717	$161,069,653	$221,554,573

$(82,912)	$(152,642)	$281,806	$(59,115)	$494,619	$692,095	$—	$64,492	$665,096	$(651,947)

See Notes to Financial Statements.	186

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Index Fund		Real Estate Securities Fund
	For the Year Ended		For the Year Ended
	12/31/10	12/31/09	12/31/10	12/31/09
Operations:
Net investment income (loss)	$6,396,499	$6,218,448	$1,905,032	$2,070,541
Net realized gain (loss) on investment securities, foreign currency transactions and derivative transactions	5,274,132	(2,578,884)	26,904,560	(19,042,691)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency translations and derivative transactions	41,477,736	75,763,601	4,438,375	49,297,450

Net increase in net assets resulting from operations	53,148,367	79,403,165	33,247,967	32,325,300

Dividends and Distributions to Shareholders:
Dividends from net investment income
GS2 shares	(2,079,604)	(1,801,063)	—	—
GS4 shares	(4,864,924)	(4,402,101)	(2,634,670)	(2,070,541)
GS6 shares	—	(14,301)	—	—
Distributions from net realized capital gains
GS2 shares	—	—	—	—
GS4 shares	—	—	—	—
GS6 shares	—	—	—	—
Return of Capital
GS4 shares	—	—		(45,334)

Total dividends and distributions	(6,944,528)	(6,217,465)	(2,634,670)	(2,115,875)

Capital Share Transactions:
Proceeds from shares sold
GS2 shares	4,602,259	5,404,027	—	—
GS4 shares	20,345,130	26,274,116	59,543,641	40,121,237
GS6 shares	—	169,604	—	—
Proceeds from exchange of GS6 shares for GS4 shares(1)
GS4shares	—	752,012	—	—
GS6 shares	—	(752,012)	—	—
Reinvestment of dividends and distributions
GS2 shares	2,076,955	1,798,674	—	—
GS4 shares	4,864,576	4,401,738	2,634,446	2,115,821
GS6 shares	—	14,301	—	—

Total proceeds from shares sold and reinvested	31,888,920	38,062,460	62,178,087	42,237,058

Value of shares redeemed
GS2 shares	(8,023,576)	(3,267,371)	—	—
GS4 shares	(49,820,804)	(18,417,132)	(72,424,383)	(31,492,535)
GS6 shares	—	(53,435)	—	—

Total value of shares redeemed	(57,844,380)	(21,737,938)	(72,424,383)	(31,492,535)

Net increase (decrease) from capital share transactions(2)	(25,955,460)	16,324,522	(10,246,296)	10,744,523

Total increase (decrease) in net assets	20,248,379	89,510,222	20,367,001	40,953,948

Net Assets:
Beginning of Year	386,703,776	297,193,554	121,533,197	80,579,249

End of Year*	$406,952,155	$386,703,776	$141,900,198	$121,533,197

* Including undistributed (distributions in excess of) net investment income	$1,075,513	$1,623,542	$—	$—

(1)	See Note 1 in Notes to Financial Statements.
(2)	See Note 7 in Notes to Financial Statements.

187	See Notes to Financial Statements.

Value Equity Fund		Growth Equity Fund		Small Cap Equity Fund		International Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09	12/31/10	12/31/09

$16,020,597	$19,779,510	$(265,820)	$1,505,015	$1,264,643	$1,203,503	$21,771,274	$23,826,445
21,517,725	(64,175,066)	116,443,512	(109,204,568)	63,234,872	(41,870,403)	69,378,254	(165,177,080)
112,791,738	257,263,641	99,460,370	464,623,213	43,094,484	132,900,348	31,319,963	523,658,601

150,330,060	212,868,085	215,638,062	356,923,660	107,593,999	92,233,448	122,469,491	382,307,966

(4,566,483)	(5,200,697)	(40,561)	(483,098)	(415,040)	(308,721)	(7,250,286)	(6,734,271)
(11,523,832)	(14,265,973)	(133,534)	(889,232)	(925,891)	(799,277)	(20,213,303)	(22,872,522)
—	(275,945)	—	(1,914)	—	(13,179)	—	(134,700)

—	—	—	—	—	—	—	(2,529)
—	—	—	—	—	—	—	(9,714)
—	—	—	—	—	—	—	(219)

—	—	—	—	—	—	—	—

(16,090,315)	(19,742,615)	(174,095)	(1,374,244)	(1,340,931)	(1,121,177)	(27,463,589)	(29,753,955)

39,754,658	12,902,236	11,089,301	12,713,753	6,136,286	5,492,162	21,416,243	20,280,057
102,300,386	72,329,322	97,600,498	71,786,841	50,387,278	30,796,225	72,024,528	93,746,559
—	202,991	—	130,568	—	121,495	—	203,417

—	10,999,393	—	8,465,100	—	11,250,269	—	15,254,145
—	(10,999,393)	—	(8,465,100)	—	(11,250,269)	—	(15,254,145)

4,561,533	5,194,371	40,520	482,587	414,619	308,317	7,247,462	6,729,926
11,522,839	14,264,827	133,532	889,208	925,723	799,160	20,212,073	22,880,793
—	275,945	—	1,914	—	13,179	—	134,919

158,139,416	105,169,692	108,863,851	86,004,871	57,863,906	37,530,538	120,900,306	143,975,671

(15,449,564)	(7,838,330)	(27,914,876)	(12,252,310)	(12,770,867)	(3,541,206)	(24,804,983)	(36,708,492)
(270,576,572)	(107,020,416)	(300,169,249)	(131,924,307)	(96,926,506)	(37,084,961)	(241,791,703)	(200,124,972)
—	(12,384)	—	(41,306)	—	(22,607)	—	(67,761)

(286,026,136)	(114,871,130)	(328,084,125)	(144,217,923)	(109,697,373)	(40,648,774)	(266,596,686)	(236,901,225)

(127,886,720)	(9,701,438)	(219,220,274)	(58,213,052)	(51,833,467)	(3,118,236)	(145,696,380)	(92,925,554)

6,353,025	183,424,032	(3,756,307)	297,336,364	54,419,601	87,994,035	(50,690,478)	259,628,457

1,182,936,914	999,512,882	1,263,679,513	966,343,149	420,075,633	332,081,598	1,342,110,291	1,082,481,834

$1,189,289,939	$1,182,936,914	$1,259,923,206	$1,263,679,513	$474,495,234	$420,075,633	$1,291,419,813	$1,342,110,291

$7,719,446	$7,789,164	$—	$169,198	$4,903	$47,515	$(3,491,275)	$(3,162,445)

See Notes to Financial Statements.	188

FINANCIAL HIGHLIGHTS

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross(1)	Investment Income, Net(2)	Portfolio Turnover Rate
Money Market Fund

GS2 Class
2010	$1.00	$—	†	$—	†	$— †	$—	†	$1.00	0.18%	$119,311	0.17%	0.18%	0.17%	N/A
2009	1.00	—	†	—	†	— †	—	†	1.00	0.47	133,323	0.23 (3)	0.23 (3)	0.49	N/A
2008	1.00	0.03		—	†	(0.03)	—		1.00	2.95	171,739	0.20	0.20	2.86	N/A
2007	1.00	0.05		—	†	(0.05)	—		1.00	5.23	112,581	0.23	0.23	5.11	N/A
2006	1.00	0.05		—	†	(0.05)	—		1.00	4.92	100,559	0.26	0.26	4.82	N/A
GS4 Class
2010	$1.00	$—	†	$—	†	$— †	$—	†	$1.00	0.02%	$1,180,141	0.33%	0.37%	0.01%	N/A
2009	1.00	—	†	—	†	— †	—	†	1.00	0.29	1,064,934	0.41 (3)	0.43 (3)	0.28	N/A
2008	1.00	0.03		—	†	(0.03)	—		1.00	2.75	970,146	0.40 (3)	0.40 (3)	2.72	N/A
2007	1.00	0.05		—	†	(0.05)	—		1.00	5.03	939,596	0.43	0.43	4.92	N/A
2006	1.00	0.05		—	†	(0.05)	—		1.00	4.72	930,582	0.46	0.46	4.64	N/A

Low-Duration Bond Fund

GS2 Class
2010	$8.70	$0.20	#	$0.17		$(0.28)	$(0.09)		$8.70	4.35%	$128,143	0.36%	0.41%	2.27%	257%
2009	8.11	0.29	#	0.69		(0.39)	—		8.70	12.29	115,741	0.36	0.42	3.47	322
2008	8.90	0.36	#	(0.60)		(0.55)	—		8.11	(2.76)	105,223	0.36	0.41	4.19	427
2007	8.89	0.42	#	0.12		(0.53)	—		8.90	6.22	133,374	0.42	0.45	4.71	248
2006	9.06	0.38	#	(0.03)		(0.52)	—		8.89	3.94	105,991	0.45	0.47	4.22	168
GS4 Class
2010	$13.04	$0.28	#	$0.26		$(0.26)	$(0.09)		$13.23	4.20%	$580,452	0.52%	0.61%	2.11%	257%
2009	11.99	0.42	#	1.00		(0.37)	—		13.04	11.97	569,316	0.52	0.62	3.30	322
2008	12.88	0.51	#	(0.87)		(0.53)	—		11.99	(2.84)	515,996	0.52	0.61	4.03	427
2007	12.63	0.58	#	0.17		(0.50)	—		12.88	6.11	665,292	0.58	0.64	4.54	248
2006	12.66	0.58	#	(0.11)		(0.50)	—		12.63	3.75	697,687	0.61	0.66	4.05	168

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	The Money Market Fund participated in the U.S. Department of the Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Fund bore the expense of its participation in the Program without regard to any expense limitation in effect. The Program expired on September 18, 2009.

189	See Notes to Financial Statements.

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross(1)	Investment Income, Net(2)	Portfolio Turnover Rate
Medium-Duration Bond Fund

GS2 Class
2010	$7.47	$0.25	#	$0.40	$(0.41)	$(0.46)	$—		$7.25	8.86%	$236,369	0.48%	0.49%	3.21%	487%
2009	7.13	0.31	#	0.85	(0.51)	(0.31)	—		7.47	17.07	139,917	0.48	0.51	4.17	427
2008	8.42	0.40	#	(0.72)	(0.65)	(0.32)	—		7.13	(3.88)	112,240	0.47	0.48	5.07	566
2007	8.52	0.42	#	0.12	(0.64)	— †	—		8.42	6.65	151,466	0.48	0.49	5.02	428
2006	8.71	0.39	#	(0.01)	(0.57)	—	—		8.52	4.50	113,051	0.50	0.50	4.60	440
GS4 Class
2010	$13.36	$0.43	#	$0.71	$(0.39)	$(0.46)	$—		$13.65	8.65%	$614,082	0.58%	0.68%	3.11%	487%
2009	12.16	0.53	#	1.48	(0.50)	(0.31)	—		13.36	16.97	868,800	0.58	0.70	4.08	427
2008	13.64	0.65	#	(1.18)	(0.63)	(0.32)	—		12.16	(3.89)	738,610	0.58	0.67	4.96	566
2007	13.42	0.66	#	0.18	(0.62)	— †	—		13.64	6.46	1,079,034	0.61	0.68	4.88	428
2006	13.40	0.60	#	(0.03)	(0.55)	—	—		13.42	4.37	1,108,958	0.62	0.69	4.48	440

Extended-Duration Bond Fund

GS2 Class
2010	$7.01	$0.40	#	$0.43	$(0.80)	$(0.11)	$—		$6.93	12.25%	$72,741	0.53%	0.53%	5.60%	39%
2009	6.31	0.44	#	1.04	(0.76)	(0.02)	—		7.01	25.27	67,699	0.53	0.53	6.78	41
2008	7.95	0.47	#	(1.11)	(0.85)	(0.15)	—		6.31	(8.12)	64,834	0.52	0.52	6.66	40
2007	8.13	0.41	#	0.23	(0.69)	(0.13)	—		7.95	8.45	75,841	0.53	0.53	5.21	101
2006	8.44	0.40	#	(0.03)	(0.65)	(0.03)	—		8.13	4.75	59,916	0.57	0.57	4.91	100
GS4 Class
2010	$15.34	$0.88	#	$0.94	$(0.77)	$(0.11)	$—		$16.28	12.05%	$337,760	0.69%	0.72%	5.43%	39%
2009	12.97	0.91	#	2.22	(0.74)	(0.02)	—		15.34	24.97	392,962	0.69	0.73	6.60	41
2008	15.20	0.90	#	(2.15)	(0.83)	(0.15)	—		12.97	(8.28)	357,073	0.69	0.71	6.45	40
2007	14.81	0.74	#	0.44	(0.66)	(0.13)	—		15.20	8.29	500,252	0.72	0.72	5.02	101
2006	14.82	0.69	#	(0.04)	(0.63)	(0.03)	—		14.81	4.56	467,877	0.73	0.76	4.75	100

Inflation Protected Bond Fund

GS4 Class
2010	$10.32	$0.20	#	$0.40	$(0.21)	$(0.28)	$—		$10.43	5.82%	$107,825	0.65%	0.66%	1.90%	113%
2009(3)(4)(5)	$10.00	$0.19	#	$0.32	$(0.18)	$(0.01)	$—		10.32	5.12	87,994	0.67	0.70	3.53	55

Global Bond Fund

GS4 Class
2010	$9.36	$0.52	#	$0.51	$(0.56)	$—	$—		$9.83	11.29%	$161,070	0.79%	0.81%	5.40%	40%
2009	7.34	0.56	#	2.07	(0.61)	—	—		9.36	37.35	221,555	0.79	0.81	6.81	96
2008	10.14	0.64	#	(2.59)	(0.75)	(0.10)	—		7.34	(20.28)	167,465	0.78	0.80	7.20	176
2007	10.12	0.61		0.08	(0.64)	(0.03)	—		10.14	7.00	125,333	0.79	0.80	6.07	255
2006(5)(6)	10.12	—	†	— †	— †	—	—	†	10.12	0.04	104,635	1.04	1.42	4.32	—

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	Inception date was June 26, 2009.
(4)	Due to a procedural error, the Ratios to Average Net Assets were incorrectly reported in the 2009 financial highlights as 0.35% (Expenses, Net), 0.36% (Expenses, Gross) and 1.83% (Investment Income, Net). Such amounts have been revised in the financial highlights for the year ended December 31, 2009.
(5)	Total return is not annualized. Ratios are annualized.
(6)	Inception date was December 29, 2006.

See Notes to Financial Statements.	190

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross(1)	Investment Income/ (Loss), Net(2)	Portfolio Turnover Rate
Equity Index Fund

GS2 Class
2010	$7.77	$0.14	#	$0.97	$(0.25)	$—	$—		$8.63	14.57%	$71,093	0.22%		0.22%	1.77%	5%
2009	6.36	0.14	#	1.49	(0.22)	—	—		7.77	26.38	65,217	0.22		0.24	2.05	4
2008	10.57	0.18	#	(4.06)	(0.24)	(0.09)	—		6.36	(37.32)	49,472	0.21		0.22	2.11	5
2007	11.08	0.20	#	0.39	(0.32)	(0.78)	—		10.57	5.19	81,104	0.22		0.22	1.77	5
2006	9.96	0.18	#	1.33	(0.28)	(0.11)	—		11.08	15.37	74,634	0.23		0.23	1.74	5
GS4 Class
2010	$14.51	$0.24	#	$1.84	$(0.23)	$—	$—		$16.36	14.45%	$335,859	0.37%		0.41%	1.60%	5%
2009	11.70	0.24	#	2.77	(0.20)	—	—		14.51	26.14	321,486	0.37		0.43	1.90	4
2008	19.07	0.31	#	(7.37)	(0.22)	(0.09)	—		11.70	(37.37)	247,077	0.37		0.42	1.95	5
2007	19.17	0.32	#	0.64	(0.28)	(0.78)	—		19.07	4.95	429,423	0.39		0.42	1.59	5
2006	16.97	0.28	#	2.28	(0.25)	(0.11)	—		19.17	15.19	466,429	0.40		0.43	1.57	5

Real Estate Securities Fund

GS4 Class
2010	$6.74	$0.11	#	$1.82	$(0.15)	$—	$—		$8.52	28.80%	$141,900	1.19%		1.19%	1.41%	105%
2009	5.25	0.12	#	1.49	(0.12)	—	—	†	6.74	31.21	121,533	1.27		1.28	2.29	128
2008	9.04	0.18	#	(3.80)	(0.16)	—	(0.01)		5.25	(40.35)	80,579	1.26		1.25	2.21	94
2007	12.55	0.11	#	(2.12)	(0.11)	(1.39)	—		9.04	(16.23)	96,775	1.20		1.22	0.94	119
2006(3)(4)	12.50	—	†	0.05	—	—	—		12.55	0.40	107,035	1.33		1.88	(1.16)	—

Value Equity Fund

GS2 Class
2010	$6.46	$0.10	#	$0.78	$(0.16)	$—	$—		$7.18	14.01%	$231,079	0.67%		0.68%	1.52%	36%
2009	5.52	0.11	#	1.02	(0.19)	—	—		6.46	21.35	181,123	0.68		0.69	2.06	32
2008	9.10	0.17	#	(3.46)	(0.22)	(0.07)	—		5.52	(36.81)	143,506	0.66	(5)	0.67	2.29	52
2007	10.62	0.18	#	(0.27)	(0.28)	(1.15)	—		9.10	(1.18)	230,436	0.69		0.69	1.70	45
2006	10.75	0.18	#	1.78	(0.28)	(1.81)	—		10.62	18.76	181,940	0.72	(5)	0.72	1.70	76
GS4 Class
2010	$12.54	$0.17	#	$1.56	$(0.15)	$—	$—		$14.12	13.96%	$958,211	0.85	%(5)	0.87%	1.35%	36%
2009	10.53	0.20	#	1.98	(0.17)	—	—		12.54	21.16	1,001,814	0.85	(5)	0.88	1.89	32
2008	17.03	0.30	#	(6.54)	(0.19)	(0.07)	—		10.53	(36.95)	844,459	0.85	(5)	0.86	2.09	52
2007	18.65	0.29	#	(0.52)	(0.24)	(1.15)	—		17.03	(1.39)	1,407,534	0.88		0.88	1.50	45
2006	17.50	0.28	#	2.93	(0.25)	(1.81)	—		18.65	18.64	1,434,773	0.90	(5)	0.91	1.52	76

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown. (3) Inception date was December 29, 2006.
(4)	Total return is not annualized. Ratios are annualized.
(5)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown.

191	See Notes to Financial Statements.

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross(1)	Investment Income/ (Loss), Net(2)	Portfolio Turnover Rate
Growth Equity Fund

GS2 Class
2010	$10.00	$—	†	$1.91	$— †	$—	$—	$11.91	19.13%	$215,863	0.88	%(3)	0.89%	0.06%	63%
2009	7.26	0.02		2.74	(0.02)	—	—	10.00	38.14	196,026	0.88	(3)	0.89	0.22	78
2008	12.76	0.03		(5.49)	(0.04)	—	—	7.26	(42.84)	141,138	0.87	(3)	0.87	0.26	99
2007	11.23	0.02		1.55	(0.04)	—	—	12.76	13.99	242,557	0.89		0.88	0.24	51
2006	11.18	—	†	0.05	—	—	—	11.23	0.45	179,852	0.89	(3)	0.90	0.00	48
GS4 Class
2010	$15.88	$(0.01)		$3.03	$— †	$—	$—	$18.90	19.03%	$1,044,060	0.97	%(3)	1.08%	(0.04)%	63%
2009	11.52	0.01		4.36	(0.01)	—	—	15.88	37.99	1,067,654	0.97	(3)	1.09	0.13	78
2008	20.22	0.02		(8.70)	(0.02)	—	—	11.52	(42.92)	817,315	0.97	(3)	1.06	0.16	99
2007	17.77	0.02		2.45	(0.02)	—	—	20.22	13.90	1,488,091	1.00		1.07	0.13	51
2006	17.71	(0.02)		0.08	—	—	—	17.77	0.34	1,343,147	1.01	(3)	1.09	(0.12)	48

Small Cap Equity Fund

GS2 Class
2010	$7.57	$0.03	#	$2.06	$(0.05)	$—	$—	$9.61	27.64%	$74,424	1.00	%(3)	1.02%	0.42%	177%
2009	5.94	0.03	#	1.64	(0.04)	—	—	7.57	28.12	64,033	1.04	(3)	1.05	0.44	130
2008	9.60	0.05	#	(3.61)	(0.08)	—	(0.02)	5.94	(37.05)	48,159	1.03	(3)	1.04	0.66	147
2007	11.33	0.06	#	0.09	(0.07)	(1.81)	—	9.60	1.05	76,792	1.05		1.05	0.48	119
2006	11.40	(0.01	)#	1.32	—	(1.38)	—	11.33	11.40	66,695	1.06	(3)	1.06	(0.05)	86
GS4 Class
2010	$11.37	$0.03	#	$3.09	$(0.03)	$—	$—	$14.46	27.47%	$400,072	1.15	%(3)	1.21%	0.27%	177%
2009	8.91	0.03	#	2.46	(0.03)	—	—	11.37	27.93	356,043	1.15	(3)	1.25	0.33	130
2008	14.31	0.07	#	(5.39)	(0.06)	—	(0.02)	8.91	(37.19)	272,588	1.15	(3)	1.24	0.55	147
2007	16.00	0.06	#	0.11	(0.05)	(1.81)	—	14.31	0.87	466,522	1.18		1.25	0.34	119
2006	15.61	(0.03	)#	1.80	—	(1.38)	—	16.00	11.27	486,358	1.21	(3)	1.25	(0.20)	86

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown.

See Notes to Financial Statements.	192

FINANCIAL HIGHLIGHTS (Continued)

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000)	Expenses, Net		Expenses, Gross(1)	Investment Income/ (Loss), Net(2)	Portfolio Turnover Rate
International Equity Fund

GS2 Class
2010	$9.64	$0.17	#	$0.83	$(0.29)	$—	$—	$10.35	10.45%	$262,103	0.94	%(3)	1.19%	1.81%	56%
2009	7.32	0.17	#	2.42	(0.27)	— †	—	9.64	35.81	240,483	0.94	(3)	1.21	2.12	59
2008	14.61	0.34	#	(6.89)	(0.39)	(0.35)	—	7.32	(44.72)	193,281	0.94	(3)	1.08	2.92	88
2007	15.80	0.26	#	1.79	(0.27)	(2.97)	—	14.61	13.21	279,652	0.96		1.07	1.55	66
2006	14.71	0.25		3.23	(0.35)	(2.04)	—	15.80	23.78	199,989	0.97	(3)	1.10	1.60	26

GS4 Class
2010	$12.44	$0.21	#	$1.05	$(0.27)	$—	$—	$13.43	10.14%	$1,029,317	1.12	%(3)	1.38%	1.67%	56%
2009	9.38	0.20	#	3.11	(0.25)	— †	—	12.44	35.61	1,101,628	1.12	(3)	1.40	1.98	59
2008	18.32	0.40	#	(8.63)	(0.36)	(0.35)	—	9.38	(44.81)	873,618	1.12	(3)	1.28	2.46	88
2007	19.09	0.28	#	2.16	(0.24)	(2.97)	—	18.32	12.96	1,400,548	1.14		1.27	1.11	66
2006	17.37	0.26		3.82	(0.32)	(2.04)	—	19.09	23.58	1,254,839	1.15	(3)	1.29	1.10	26

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown. The ratio has been revised to include the effect of dividend expense on securities sold short which increased the ratio by 0.04% for the year 2009. The effect of dividend expense on securities sold short increased the ratio by 0.04% for the year 2010.
(2)	The ratio has been revised to include expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been lower than the ratio shown.
(3)	The ratio excludes expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown. The ratio excludes the effect of dividend expense on securities sold short.

193	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUNDS

GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established twenty-five series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The MyDestination 2005, MyDestination 2015, MyDestination 2025, MyDestination 2035 and MyDestination 2045 Funds, each referred to as a “Date Target Fund” and together as the “Date Target Funds.” The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I are each referred to as an “Asset Allocation Fund” and together as the “Asset Allocation Funds.” The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund and Global Bond Fund are together referred to as the “Bond Funds.” The Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund are together referred to as the “Equity Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Inflation Protected Bond Fund commenced operations as a registered investment company on June 25, 2009.

There are two classes of shares issued by the Funds — the GS2 Class and the GS4 Class (each, a “Class” and together the “Classes”), except for the Date Target Funds, the Inflation Protected Bond Fund, the Global Bond Fund, and the Real Estate Securities Fund, which issued the GS4 Class only. The Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I issued the GS2 Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets. The distribution fee (expense specific to the GS6 Class) ceased with the elimination of the GS6 Class.

Prior to May 1, 2009, GS6 Class shares of the Funds were also available. On April 30, 2009, shares of the GS6 Class of each Fund were exchanged at each Fund’s applicable net asset value (“NAV”) for equivalent shares of the GS4 Class of the same Fund, and the GS6 Class was terminated effective May 1, 2009.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Asset Allocation and Date Target Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Asset Allocation and Date Target Funds are commonly referred to as “Fund of Funds”.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

a. Valuation of Securities

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when an occurrence

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subsequent to the time when the foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined through procedures established by or under the direction of the Board of Trustees of the Trust (the “Board of Trustees”). Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.

Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available. Asset-backed and mortgage-backed securities are valued at the last bid price. Certain debt securities may be valued on the basis of broker quotations, valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments or by a sub-adviser using various methodologies approved by the Board of Trustees.

Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value in accordance with Rule 2a-7 of the 1940 Act.

Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market.

Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.

Options, Rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, Rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.

Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty.

To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing techniques may materially vary from the actual amounts realized upon sale of the securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Trust uses Interactive Data Corporation (“IDC”) as a third party fair valuation vendor. IDC provides a fair value for foreign equity securities held by the Trust based on certain factors and methodologies applied by IDC in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Trust will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by IDC.

The Asset Allocation and Date Target Funds value their investments in the underlying Select Funds daily at the closing NAV of each respective Select Fund.

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The Financial Accounting Standards Board’s (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:

Level 1 –	quoted prices in active markets for identical securities which include:

Equity securities, including restricted securities, for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded; and

Investments in open-end mutual funds, including the GuideStone Funds and the Northern Institutional Liquid Assets Portfolio, which are valued at their closing net asset value each business day.

Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) which include:

Equity securities for which there were no sales or closing prices for that day, that are valued at the last quoted bid price or that may be valued using the last available price;

Foreign equity securities for which a Significant Event has occurred and a fair value price is provided by IDC;

Debt securities, including restricted securities that are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services that utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices; and

Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available and are valued at amortized cost.

Level 3 –	prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) which include:

Restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used.

Valuation levels are not necessarily an indication of the risk associated with investing in those securities and changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period is required. A fair value hierarchy and Level 3 reconciliation have been included in the Schedules of Investments.

b. Fixed Income Securities

The Bond Funds and the Small Cap Equity Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that

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directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

“TBA” (to be announced) purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities”.

During the year ended December 31, 2010, the Low-Duration Bond Fund and Medium-Duration Bond Fund entered into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not

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identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.

TBA sale commitments are commitments to sell mortgage-backed securities for a fixed price at a future date. TBA sales commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contained various covenants that limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty

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obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreements are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. On December 24, 2009, the U.S. Treasury amended the Senior Preferred Stock Purchase Agreements to allow the cap on its funding commitment to increase as necessary to accommodate any cumulative reduction in the net worth of FNMA and FHMLC over the next three years.

c. Foreign Currency Translations

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

d. Loan Participations

The Bond Funds and the Small Cap Equity Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. A Fund’s investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.

The Medium-Duration Bond Fund invests in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative.

e. PIPEs

The Small Cap Equity Fund invests in Private Investment in Public Equity (“PIPE”) securities. PIPES involve the purchase of securities directly from a publicly traded company by a Fund. PIPES are restricted securities and cannot be immediately resold into the public markets. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. Risks include the potential decline in the value of the publicly traded company, the potential dilution of shareholder equity and the inability of the Fund to liquidate the position quickly.

199

f. REITs

The Real Estate Securities Fund invests substantial assets in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

g. Repurchase Agreements

Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

h. Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by cash equivalents deposited in an account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.

The Equity Funds may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Bond Funds and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. The Low-Duration Bond and Medium-Duration Bond Funds will occasionally enter into a short sale to initiate a dollar roll transaction. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 5% of the Fund’s assets.

At December 31, 2010, the value of securities sold short in the International Equity Fund amounted to $21,761,982.

i. Derivative Financial Instruments

The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.

Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

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Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Foreign Currency Options and Futures — The International Equity Fund, Small Cap Equity Fund and the Bond Funds may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

Forward Foreign Exchange Contracts — Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Options purchased are recorded as an asset, and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange.

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Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap contract amounts reported in the Statement of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.

Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements. The Equity Funds may enter into equity swap contracts and the Bond Funds and the Small Cap Equity Fund may enter into interest rate and credit default swaps. The Bond Funds and International Equity Fund may enter into cross-currency swaps, and each Select Fund may enter into total return swaps.

Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market, or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement). Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by the Fund’s sub-adviser.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Certain of the Fund’s derivative agreements contain provisions that require the Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If the Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31, 2010, the Fund did maintain the required level of net assets and/or the NAV of the Fund did not decline below the limits set forth in the derivative agreements.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be

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no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swaps — Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Any upfront payments made or received upon entering a credit default swap contract are treated as part of the cost and are reflected as part of the unrealized gain (loss) on valuation. Upon termination of the swap contract, the amount included in the cost is reversed and becomes part of the swap’s realized gain (loss).

The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of its ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a

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measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront

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payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and counterparty credit risk. The Funds enter into credit default swaps with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.

Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows based on the price of a commodity and in return receives either fixed or determined by floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has

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been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.

As of December 31, 2010, the Low-Duration Bond Fund and the Medium-Duration Bond Fund are the buyers (“receiving protection”) on a total notional amount of $42,353,488 and $25,020,000, respectively, and Medium-Duration Bond Fund is the seller (“providing protection”) on a total notional amount of $9,100,000. The notional amounts of the swaps are not recorded in the financial statements; however, the notional amount does approximate the maximum potential amount of future payments that the Funds could be required to make if the Funds were the seller of protection and a credit event were to occur. Those credit default swaps for which the Funds are providing protection at balance sheet date are summarized as follows:

	Single Name Credit Default Swaps		Credit Default Swap Index
Reference Asset	Corporate Debt	Sovereign Debt	Asset-Backed Securities	Corporate Debt	Total
Medium-Duration Bond Fund
Fair value of written credit derivatives	$199,766	$(8,958)	$170,596	$—	$361,404
Maximum potential amount of future payments	4,100,000	1,000,000	4,000,000	—	9,100,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)	—	—	—	—	—
Collateral held by the Funds or other third parties which the Funds can obtain upon occurrence of triggering event	—	—	—	—	—

The credit spread disclosed below for each referenced obligation where the Funds are the seller of protection is a representation of the current payment/performance risk of the swap.

	Maximum Potential Amount of Futures Payments by Contract Term
Current credit spread on underlying (in basis points)	0-6 Months	6-12 Months	1-5 Years	5-10 Years	More Than 10 Years	Total
Medium-Duration Bond Fund
0 - 100	$—	$—	$—	$—	$—	$—
101 - 250	—	—	4,000,000	4,100,000	—	8,100,000
251 - 500	—	—	—	1,000,000	—	1,000,000
501 - 1,000	—	—	—	—	—	—
Greater than 1,000	—	—	—	—	—	—

Total	$—	$—	$4,000,000	$5,100,000	$—	$9,100,000

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Derivative Holdings Categorized by Risk Exposure

FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

Equity contracts	Receivables: Variation margin*	Payables: Variation margin*

*	The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures contracts. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2010.

	Asset Derivative Value
Fund	Total Value at December 31, 2010	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015 Fund	$102,722	$—	$—	$—	$102,722
MyDestination 2025 Fund	63,147	—	—	—	63,147
MyDestination 2035 Fund	31,946	—	—	—	31,946
MyDestination 2045 Fund	36,336	—	—	—	36,336
Conservative Allocation Fund	58,571	—	—	—	58,571
Balanced Allocation Fund	455,513	—	—	—	455,513
Growth Allocation Fund	408,243	—	—	—	408,243
Aggressive Allocation Fund	485,675	—	—	—	485,675
Balanced Allocation Fund I	57,988	—	—	—	57,988
Growth Allocation Fund I	50,688	—	—	—	50,688
Aggressive Allocation Fund I	61,344	—	—	—	61,344
Low-Duration Bond Fund	2,329,841	(42,422)	733,734	1,638,529	—
Medium-Duration Bond Fund	4,924,668	3,559,428	669,600	695,640	—
Inflation Protected Bond Fund	(15,363)	(15,363)	—	—	—
Global Bond Fund	927,869	(13,432)	941,301	—	—
Equity Index Fund	230,370	—	—	—	230,370
Real Estate Securities Fund	33,902	—	—	—	33,902
Value Equity Fund	688,859	—	—	—	688,859
Growth Equity Fund	984,190	—	—	—	984,190
Small Cap Equity Fund	1,113,299	12,241	—	—	1,101,058
International Equity Fund	2,113,437	—	1,554,249	—	559,188

	Liability Derivative Value
Low-Duration Bond Fund	$1,538,306	$307,077	$1,006,500	$224,729	$—
Medium-Duration Bond Fund	4,786,260	3,069,889	1,496,880	219,491	—
Inflation Protected Bond Fund	(10,930)	(10,930)	—	—	—
Global Bond Fund	555,078	(64,022)	619,100	—	—
Small Cap Equity Fund	(38,764)	(46,328)	7,564	—	—
International Equity Fund	903,333	—	1,034,407	—	(131,074)

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Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased

Foreign exchange contracts	Net realized gain (loss) from: Foreign currency transactions
Net realized gain (loss) from: Option contracts written
Net change in unrealized appreciation (depreciation) on: Foreign currency translations

Credit contracts	Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written

Equity contracts	Net realized gain (loss) from: Futures transactions

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at December 31, 2010	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015 Fund	$296,162	$—	$—	$—	$296,162
MyDestination 2025 Fund	482,246	—	—	—	482,246
MyDestination 2035 Fund	298,900	—	—	—	298,900
MyDestination 2045 Fund	198,146	—	—	—	198,146
Conservative Allocation Fund	210,779	—	—	—	210,779
Balanced Allocation Fund	1,519,314	—	—	—	1,519,314
Growth Allocation Fund	1,723,932	—	—	—	1,723,932
Aggressive Allocation Fund	2,588,246	—	—	—	2,588,246
Balanced Allocation Fund I	600,895	—	—	—	600,895
Growth Allocation Fund I	392,068	—	—	—	392,068
Aggressive Allocation Fund I	348,562	—	—	—	348,562
Low-Duration Bond Fund	3,998,152	1,221,743	2,955,429	(179,020)	—
Medium-Duration Bond Fund	3,017,284	2,792,729	266,583	(42,028)	—
Inflation Protected Bond Fund	542,552	542,552	—	—	—
Global Bond Fund	2,218,805	(681,425)	2,900,230	—	—
Equity Index Fund	1,108,176	—	—	—	1,108,176
Real Estate Securities Fund	768,594	—	—	—	768,594
Value Equity Fund	2,355,725	—	—	—	2,355,725
Growth Equity Fund	5,979,991	—	—	—	5,979,991
Small Cap Equity Fund	16,273,714	(141,209)	(68,669)	—	16,483,592
International Equity Fund	2,669,114	—	1,471,295	—	1,197,819

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at December 31, 2010	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015 Fund	$75,044	$—	$—	$—	$75,044
MyDestination 2025 Fund	45,178	—	—	—	45,178
MyDestination 2035 Fund	18,086	—	—	—	18,086
MyDestination 2045 Fund	30,829	—	—	—	30,829
Conservative Allocation Fund	38,442	—	—	—	38,442
Balanced Allocation Fund	386,013	—	—	—	386,013
Growth Allocation Fund	285,809	—	—	—	285,809

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	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at December 31, 2010	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Aggressive Allocation Fund	$293,546	$—	$—	$—	$293,546
Balanced Allocation Fund I	8,206	—	—	—	8,206
Growth Allocation Fund I	10,147	—	—	—	10,147
Aggressive Allocation Fund I	20,055	—	—	—	20,055
Low-Duration Bond Fund	(1,895,281)	386,500	(926,907)	(1,354,874)	—
Medium-Duration Bond Fund	(385,964)	(143,705)	(1,287,758)	1,045,499	—
Inflation Protected Bond Fund	(7,611)	(7,611)	—	—	—
Global Bond Fund	(84,549)	(52,895)	(31,654)	—	—
Equity Index Fund	84,979	—	—	—	84,979
Real Estate Securities Fund	(133,183)	—	—	—	(133,183)
Value Equity Fund	220,239	—	—	—	220,239
Growth Equity Fund	358,729	—	—	—	358,729
Small Cap Equity Fund	(1,478,171)	34,165	(7,564)	—	(1,504,772)
International Equity Fund	1,581,977	—	714,488	—	867,489

Volume of Derivative Transactions

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2010. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Asset Derivative Volume
Fund	Average Volume for the Period Ended December 31, 2010	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Purchased Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
MyDestination 2015 Fund	$2,703,034	$—	$2,703,034	$—	$—
MyDestination 2025 Fund	2,765,415	—	2,765,415	—	—
MyDestination 2035 Fund	1,715,093	—	1,715,093	—	—
MyDestination 2045 Fund	1,612,903	—	1,612,903	—	—
Conservative Allocation Fund	1,574,633	—	1,574,633	—	—
Balanced Allocation Fund	12,717,302	—	12,717,302	—	—
Growth Allocation Fund	12,980,954	—	12,980,954	—	—
Aggressive Allocation Fund	16,121,703	—	16,121,703	—	—
Balanced Allocation Fund I	3,160,435	—	3,160,435	—	—
Growth Allocation Fund I	3,246,984	—	3,246,984	—	—
Aggressive Allocation Fund I	2,669,637	—	2,669,637	—	—
Low-Duration Bond Fund	177,701,184	(35,330,221)	162,167,868	93,375	50,770,162
Medium-Duration Bond Fund	341,944,942	(22,384,164)	216,261,510	46,013	148,021,583
Inflation Protected Bond Fund	4,258,402	—	4,258,402	—	—
Global Bond Fund	(3,898,083)	(5,175,592)	1,227,338	50,171	—
Equity Index Fund	9,303,697	—	9,303,697	—	—
Real Estate Securities Fund	4,936,400	—	4,936,400	—	—
Value Equity Fund	33,364,272	—	33,364,272	—	—
Growth Equity Fund	55,743,553	—	55,743,553	—	—
Small Cap Equity Fund	68,403,991	(445,343)	68,841,351	7,983	—
International Equity Fund	84,584,503	19,907,219	64,677,284	—	—

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	Liability Derivative Volume
Fund	Average Volume for the Period Ended December 31, 2010	Forward Foreign Currency Contracts (Average Cost)	Futures Contracts (Average Notional Value)	Written Option Contracts (Average Notional Cost)	Swap Contracts (Average Notional Amount)
Low-Duration Bond Fund	$(39,002,316)	$(8,319,720)	$(30,000,030)	$(682,566)	$—
Medium-Duration Bond Fund	(43,684,969)	(2,070,322)	(40,530,521)	(1,084,126)	—
Inflation Protected Bond Fund	(5,421,653)	—	(5,421,653)	—	—
Global Bond Fund	(15,427,554)	2,984,792	(18,412,346)	—	—
Small Cap Equity Fund	(6,145,189)	(765,356)	(5,379,833)	—	—
International Equity Fund	(22,768,654)	(13,271,688)	(9,496,966)	—	—

j. Dividends and Distributions to Shareholders

Dividends from net investment income for the Money Market Fund are declared daily and paid monthly. Dividends from net investment income for the Bond Funds are declared and paid monthly. Dividends from net investment income, if any, for the Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund are declared and paid semi-annually. Dividends from net investment income, if any, for the Small Cap Equity Fund, International Equity Fund, the Asset Allocation Funds and the Date Target Funds are declared and paid annually. Net realized capital gains, if any, will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

k. Expenses

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent, shareholder servicing and distribution fees.

l. Security Transactions, Income and Realized Gains and Losses

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are on an identified cost basis.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Investment Advisory Fees

Pursuant to a separate investment advisory agreement, GuideStone Capital Management (“GSCM” or “Adviser”) acts as the Adviser to the Funds. As Adviser, it supervises the investments of the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers, listed at the end of this report, are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2010, based upon average daily net assets, were as follows:

210

Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2005	0.10%	—
MyDestination 2015	0.10%	—
MyDestination 2025	0.10%	—
MyDestination 2035	0.10%	—
MyDestination 2045	0.10%	—
Conservative Allocation	0.10%	—
Balanced Allocation	0.10%	—
Growth Allocation	0.10%	—
Aggressive Allocation	0.10%	—
Conservative Allocation I	0.10%	—
Balanced Allocation I	0.10%	—
Growth Allocation I	0.10%	—
Aggressive Allocation I	0.10%	—
Money Market	0.09%	0.07%
Low-Duration Bond	0.13%	0.21%
Medium-Duration Bond	0.21%	0.21%
Extended-Duration Bond	0.25%	0.22%
Inflation Protected Bond	0.20%	0.12%
Global Bond	0.21%	0.26%
Equity Index	0.13%	0.02%
Real Estate Securities	0.28%	0.59%
Value Equity	0.40%	0.24%
Growth Equity	0.45%	0.40%
Small Cap Equity	0.27%	0.66%
International Equity	0.47%	0.50%

For the year ended December 31, 2010, advisory fees (excluding sub-advisory fees) and waivers for each Fund were as follows:

	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee (Reimbursement)
MyDestination 2005	$63,831	$(37,982)	$25,849
MyDestination 2015	237,416	—	237,416
MyDestination 2025	193,847	54,962	248,809
MyDestination 2035	87,158	(29,344)	57,814
MyDestination 2045	56,005	(53,661)	2,344
Conservative Allocation	286,669	(85,986)	200,683
Balanced Allocation	1,136,293	(44,858)	1,091,435
Growth Allocation	831,531	(65,662)	765,869
Aggressive Allocation	722,355	(59,666)	662,689
Conservative Allocation I	68,151	(33,009)	35,142
Balanced Allocation I	334,288	—	334,288
Growth Allocation I	214,761	1,095	215,856
Aggressive Allocation I	143,047	(7,100)	135,947
Money Market	1,091,218	(392,103)	699,115
Low-Duration Bond	933,700	(579,527)	354,173
Medium-Duration Bond	2,124,451	(913,726)	1,210,725
Extended-Duration Bond	1,157,778	(128,194)	1,029,584
Inflation Protected Bond	207,455	(10,847)	196,608
Global Bond	453,395	(31,190)	422,205
Equity Index	508,070	(143,289)	364,781
Real Estate Securities	377,887	(8,081)	369,806
Value Equity	4,650,086	(212,779)	4,437,307
Growth Equity	5,557,710	(1,139,996)	4,417,714
Small Cap Equity	1,181,593	(229,910)	951,683
International Equity	6,033,498	(2,810,432)	3,223,066

211

b. Distribution and Shareholder Servicing Fees

The Board of Trustees has adopted a Shareholder Service Plan for the GS4 Class of each Select Fund. Under this Plan, the GS4 Class of each Select Fund is authorized to pay fees to parties that provide services for and maintain shareholder accounts. The GS4 Class of each Select Fund is authorized to pay service fees of 0.19% of average daily net assets.

c. Expense Limitation

GSCM has agreed, through April 30, 2011, to waive fees and reimburse expenses of the GS2 Class and GS4 Class of each Fund (excluding interest, taxes, brokerage commissions, dividend expense on securities sold short and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each Class’s average daily net assets as follows:

Fund	GS2 Class	GS4 Class
MyDestination 2005	NA	0.20%
MyDestination 2015	NA	0.20%
MyDestination 2025	NA	0.20%
MyDestination 2035	NA	0.20%
MyDestination 2045	NA	0.20%
Conservative Allocation	NA	0.12%
Balanced Allocation	NA	0.12%
Growth Allocation	NA	0.12%
Aggressive Allocation	NA	0.12%
Conservative Allocation I	0.15%	NA
Balanced Allocation I	0.15%	NA
Growth Allocation I	0.15%	NA
Aggressive Allocation I	0.15%	NA
Money Market	0.20%	0.39%
Low-Duration Bond	0.36%	0.52%
Medium-Duration Bond	0.48%	0.58%
Extended-Duration Bond	0.63%	0.69%
Inflation Protected Bond	NA	0.67%
Global Bond	NA	1.02%
Equity Index	0.23%	0.37%
Real Estate Securities	NA	1.29%
Value Equity	0.74%	0.85%
Growth Equity	0.88%	0.97%
Small Cap Equity	1.12%	1.15%
International Equity	0.94%	1.12%

Each Fund in turn agrees to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by GSCM.

212

At December 31, 2010, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	GS2 Class			GS4 Class
	2008	2009	2010	2008	2009	2010
MyDestination 2005	NA	NA	NA	$51,833	$34,663	$37,982
MyDestination 2035	NA	NA	NA	74,281	42,923	29,344
MyDestination 2045	NA	NA	NA	87,558	60,981	53,661
Conservative Allocation	NA	NA	NA	100,571	94,137	85,986
Balanced Allocation	NA	NA	NA	91,086	97,716	44,858
Growth Allocation	NA	NA	NA	94,991	102,990	65,662
Aggressive Allocation	NA	NA	NA	98,613	116,674	59,666
Conservative Allocation I	$43,693	$41,261	$33,009	NA	NA	NA
Aggressive Allocation I	7,921	14,709	7,100	NA	NA	NA
Low-Duration Bond	59,618	62,697	55,742	502,736	480,368	468,377
Medium-Duration Bond	NA	21,118	962	811,087	829,796	799,436
Extended-Duration Bond	NA	NA	NA	83,138	112,701	108,124
Equity Index	NA	NA	NA	155,209	152,180	128,840
Value Equity	NA	NA	NA	71,410	233,562	159,664
Growth Equity	NA	8,395	NA	1,003,684	990,164	1,049,330
Small Cap Equity	NA	NA	NA	310,319	244,965	188,066
International Equity	376,091	451,372	483,790	1,844,484	2,302,219	2,260,849
During the year ended December 31, 2010, GSCM recaptured the following amounts:

	GS2 Class	GS4 Class
MyDestination 2025	NA	$54,962
Growth Allocation I	$1,095	NA
Inflation Protected Bond	NA	3,859
Equity Index	282	NA
Growth Equity	1,417	NA

d. Brokerage Service Arrangements

The Adviser directs the sub-advisers to place security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds shown below.

Fund	Expenses Paid Through Brokerage Service Arrangements
Value Equity	$57,240
Growth Equity	60,973
Small Cap Equity	22,103
International Equity	61,967

e. Administrator, Transfer Agent and Distributor

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and BNY Mellon Distributors Inc. (the “Distributor”), respectively.

Certain employees of BNY Mellon are officers of the Funds. BNY Mellon serves as Administrator and Transfer Agent of the Funds.

213

For its services as Administrator, BNY Mellon is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, currently range between 0.004% and 0.02% of average daily net assets. For its services as Transfer Agent, BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the year ended December 31, 2010, BNY Mellon received $2,919,236 in aggregate fees and expenses for services rendered under the various agreements described above.

The Distributor serves as the Underwriter for the Funds. The Funds do not pay any fees to the Distributor in its capacity as

Underwriter. The fees are paid by GSCM.

f. Investments in Affiliates

A summary of the Fund of Fund’s total long-term and short-term purchases and sales of the shares of the underlying Select

Funds during the year ended December 31, 2010 is as follows:

	Balance at 12/31/09	Balance at 12/31/10	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2005 Fund
Money Market Fund	$957,089	$1,446,944	$26,438,934	$25,949,430	$116	$236
Low-Duration Bond Fund	12,405,231	11,993,701	3,551,443	4,496,830	254,203	76,383
Medium-Duration Bond Fund	11,477,216	9,809,284	2,404,065	5,036,030	310,558	311,516
Extended-Duration Bond Fund	658,407	41,460	20,000	686,481	15,849	282
Inflation Protected Bond Fund	9,750,494	8,088,222	2,158,373	4,399,000	182,959	207,505
Global Bond Fund	1,017,045	539,551	24,000	588,000	45,595	—
Equity Index Fund	1,490,646	1,194,173	154,200	636,500	20,384	—
Real Estate Securities Fund	2,418,192	1,612,846	285,650	1,625,890	34,846	—
Value Equity Fund	7,915,297	6,121,558	808,000	3,530,200	90,957	—
Growth Equity Fund	8,028,765	6,105,156	1,102,060	4,318,500	1,004	—
Small Cap Equity Fund	2,222,434	1,612,667	242,500	1,327,500	3,717	—
International Equity Fund	8,341,021	6,456,267	1,356,680	3,968,140	125,133	—

	$66,681,837	$55,021,829	$38,545,905	$56,562,501	$1,085,321	$595,922

MyDestination 2015 Fund
Money Market Fund	$2,405,941	$4,387,484	$45,633,389	$43,652,384	$251	$287
Low-Duration Bond Fund	14,476,706	17,164,782	4,781,000	2,734,500	322,546	111,417
Medium-Duration Bond Fund	23,987,621	27,311,201	7,327,130	6,178,500	746,699	866,545
Extended-Duration Bond Fund	9,097,860	10,190,119	2,997,200	3,020,000	471,577	67,534
Inflation Protected Bond Fund	21,186,757	26,156,179	10,063,628	6,462,500	481,494	652,317
Global Bond Fund	10,259,585	10,702,898	1,449,500	2,132,500	621,414	—
Equity Index Fund	6,426,975	6,630,569	341,500	1,063,000	100,785	—
Real Estate Securities Fund	13,833,310	13,706,233	1,850,000	5,708,000	259,891	—
Value Equity Fund	34,756,701	38,315,149	3,467,490	5,061,000	446,225	—
Growth Equity Fund	35,254,089	37,854,982	3,361,000	7,820,699	4,946	—
Small Cap Equity Fund	9,986,530	10,812,318	917,000	2,826,000	24,920	—
International Equity Fund	36,038,870	39,170,524	7,080,130	8,164,300	768,884	—

	$217,710,945	$242,402,438	$89,268,967	$94,823,383	$4,249,632	$1,698,100

214

	Balance at 12/31/09	Balance at 12/31/10	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
MyDestination 2025 Fund
Money Market Fund	$2,448,001	$3,800,041	$34,610,944	$33,259,438	$265	$268
Low-Duration Bond Fund	—	2,286,679	3,470,975	1,203,500	20,407	13,878
Medium-Duration Bond Fund	12,298,666	17,831,697	6,611,100	2,217,500	419,746	564,130
Extended-Duration Bond Fund	11,971,332	16,886,834	6,985,540	3,584,000	664,804	114,551
Inflation Protected Bond Fund	—	2,296,373	2,262,669	—	16,319	47,173
Global Bond Fund	12,028,616	16,204,972	4,520,790	1,739,000	799,752	—
Equity Index Fund	5,723,198	7,476,167	982,830	160,500	99,276	—
Real Estate Securities Fund	11,848,278	15,487,104	3,473,582	3,351,500	263,388	—
Value Equity Fund	32,419,512	44,925,330	7,911,990	806,000	429,260	—
Growth Equity Fund	32,812,129	44,322,232	5,392,800	1,110,000	4,730	—
Small Cap Equity Fund	11,470,194	15,170,770	1,135,500	799,000	34,965	—
International Equity Fund	35,477,449	47,547,848	8,614,340	1,029,000	932,873	—

	$168,497,375	$234,236,047	$85,973,060	$49,259,438	$3,685,785	$740,000

MyDestination 2035 Fund
Money Market Fund	$1,881,218	$2,254,225	$20,760,842	$20,388,134	$167	$131
Medium-Duration Bond Fund	1,433,593	2,685,978	1,501,500	390,000	55,874	80,523
Extended-Duration Bond Fund	1,403,008	2,716,597	1,365,000	254,000	93,371	17,535
Global Bond Fund	3,071,057	4,859,225	2,078,800	661,500	219,758	—
Equity Index Fund	2,903,993	4,003,220	734,000	121,500	51,253	—
Real Estate Securities Fund	5,451,948	7,808,060	2,147,160	1,443,000	126,542	—
Value Equity Fund	16,685,977	24,439,112	5,585,772	712,000	223,323	—
Growth Equity Fund	16,858,729	24,472,766	4,663,767	882,400	2,466	—
Small Cap Equity Fund	6,743,574	9,584,676	1,255,980	465,000	22,090	—
International Equity Fund	18,656,191	26,840,516	6,292,028	490,500	525,244	—

	$75,089,288	$109,664,375	$46,384,849	$25,808,034	$1,320,088	$98,189

MyDestination 2045 Fund
Money Market Fund	$1,286,027	$2,192,973	$17,362,443	$16,455,774	$157	$119
Equity Index Fund	2,125,408	3,597,917	1,045,830	—	43,513	—
Real Estate Securities Fund	4,214,731	7,480,868	2,424,600	661,000	118,556	—
Value Equity Fund	10,172,536	17,371,474	5,190,976	—	149,515	—
Growth Equity Fund	10,319,039	17,253,914	4,287,997	—	1,654	—
Small Cap Equity Fund	4,295,182	7,258,225	1,446,390	—	16,728	—
International Equity Fund	11,623,278	19,774,485	6,376,500	—	386,985	—

	$44,036,201	$74,929,856	$38,134,736	$17,116,774	$717,108	$119

215

	Balance at 12/31/09	Balance at 12/31/10	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Conservative Allocation Fund
Money Market Fund	$1,458,350	$9,896,880	$62,977,661	$54,540,203	$277	$916
Low-Duration Bond Fund	165,193,885	151,420,411	9,435,000	30,134,000	3,304,612	997,566
Inflation Protected Bond Fund	40,951,653	37,948,411	2,521,000	7,950,155	813,536	973,136
Equity Index Fund	4,864,696	3,979,058	210,000	1,725,000	67,183	—
Value Equity Fund	19,858,640	17,850,550	2,100,000	6,843,000	234,206	—
Growth Equity Fund	20,383,118	17,783,462	2,401,000	8,766,000	2,697	—
Small Cap Equity Fund	5,040,729	4,371,878	585,000	2,544,000	10,379	—
International Equity Fund	21,562,280	19,379,706	2,045,000	6,566,000	386,488	—

	$279,313,351	$262,630,356	$82,274,661	$119,068,358	$4,819,378	$1,971,618

Balanced Allocation Fund
Money Market Fund	$13,056,266	$15,760,681	$112,108,708	$109,406,622	$1,126	$1,203
Low-Duration Bond Fund	160,935,757	159,599,982	10,000,000	18,059,096	3,246,518	1,071,911
Medium-Duration Bond Fund	233,149,295	230,733,468	11,000,000	33,100,000	6,630,753	7,468,052
Extended-Duration Bond Fund	92,773,652	91,023,291	8,900,000	21,170,000	4,437,675	618,570
Global Bond Fund	55,530,347	53,160,144	—	8,270,000	3,205,359	—
Equity Index Fund	35,102,654	34,267,563	1,275,000	7,000,000	526,639	—
Value Equity Fund	158,399,932	158,863,675	5,275,000	26,100,000	1,892,642	—
Growth Equity Fund	161,122,326	155,709,280	7,130,000	41,750,000	20,933	—
Small Cap Equity Fund	39,018,057	37,898,076	1,490,000	12,650,000	90,789	—
International Equity Fund	168,451,926	165,142,915	7,000,000	27,600,000	3,241,620	—

	$1,117,540,212	$1,102,159,075	$164,178,708	$305,105,718	$23,294,054	$9,159,736

Growth Allocation Fund
Money Market Fund	$11,482,976	$15,088,874	$95,661,779	$92,058,118	$1,156	$1,081
Low-Duration Bond Fund	58,844,612	58,594,392	3,749,754	6,449,000	1,182,772	393,534
Medium-Duration Bond Fund	85,463,209	85,978,945	5,636,000	12,300,000	2,408,359	2,745,088
Extended-Duration Bond Fund	34,467,339	33,698,549	3,725,000	8,376,000	1,614,290	229,006
Global Bond Fund	20,744,816	19,930,270	224,000	3,184,000	1,169,762	—
Equity Index Fund	38,614,305	38,863,303	350,000	5,451,000	579,942	—
Value Equity Fund	175,692,447	179,562,544	590,000	19,742,000	2,076,321	—
Growth Equity Fund	177,494,545	176,092,878	340,000	33,040,000	22,959	—
Small Cap Equity Fund	43,893,701	42,821,695	470,000	12,406,000	100,989	—
International Equity Fund	188,693,735	184,994,524	2,000,000	23,727,000	3,631,291	—

	$835,391,685	$835,625,974	$112,746,533	$216,733,118	$12,787,841	$3,368,709

Aggressive Allocation Fund
Money Market Fund	$12,186,651	$17,614,735	$101,460,241	$96,036,324	$1,458	$2,708
Equity Index Fund	44,783,229	45,524,758	—	5,271,000	664,535	—
Value Equity Fund	200,559,218	207,607,061	1,775,000	21,094,500	2,359,950	—
Growth Equity Fund	204,055,846	202,007,163	75,000	37,515,000	26,039	—
Small Cap Equity Fund	50,748,839	51,156,592	—	12,098,000	117,903	—
International Equity Fund	216,329,360	219,098,245	7,250,000	25,167,000	4,300,719	—

	$728,663,143	$743,008,554	$110,560,241	$197,181,824	$7,470,604	$2,708

216

	Balance at 12/31/09	Balance at 12/31/10	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains
Conservative Allocation Fund I
Money Market Fund	$1,122,056	$1,137,030	$12,125,911	$12,112,949	$1,947	$64
Low-Duration Bond Fund	37,508,525	42,348,640	5,933,000	2,750,000	1,298,389	428,402
Inflation Protected Bond Fund	9,295,960	10,610,228	1,416,000	653,000	195,414	268,823
Equity Index Fund	1,105,994	1,113,015	124,000	278,000	34,508	—
Value Equity Fund	4,515,451	4,992,861	952,000	1,178,000	114,593	—
Growth Equity Fund	4,629,943	4,971,544	809,000	1,409,000	999	—
Small Cap Equity Fund	1,144,652	1,225,339	200,000	439,000	7,020	—
International Equity Fund	4,917,439	5,423,583	1,148,000	1,263,000	154,081	—

	$64,240,020	$71,822,240	$22,707,911	$20,082,949	$1,806,951	$697,289

Balanced Allocation Fund I
Money Market Fund	$2,741,213	$2,747,513	$34,135,843	$34,134,586	$4,859	$183
Low-Duration Bond Fund	46,645,414	50,122,605	5,124,000	3,671,814	1,561,564	510,362
Medium-Duration Bond Fund	67,529,409	72,518,533	8,175,000	9,040,000	3,698,404	4,260,931
Extended-Duration Bond Fund	26,857,858	28,558,045	3,880,000	5,308,000	3,065,619	449,240
Global Bond Fund	16,088,976	16,685,078	808,000	1,948,000	950,075	—
Equity Index Fund	10,211,786	10,753,267	756,000	1,708,000	328,083	—
Value Equity Fund	45,994,391	49,869,304	2,660,000	5,280,000	1,166,094	—
Growth Equity Fund	46,719,156	48,872,324	3,182,000	9,852,000	9,763	—
Small Cap Equity Fund	11,326,329	11,898,428	796,000	3,256,000	68,047	—
International Equity Fund	49,058,573	51,884,281	4,112,000	6,736,000	1,434,486	—

	$323,173,105	$343,909,378	$63,628,843	$80,934,400	$12,286,994	$5,220,716

Growth Allocation Fund I
Money Market Fund	$2,782,247	$2,983,368	$17,243,215	$17,047,437	$5,132	$210
Low-Duration Bond Fund	14,605,734	16,346,241	2,352,136	1,252,000	497,571	165,351
Medium-Duration Bond Fund	21,206,796	24,007,290	3,448,000	2,500,000	1,175,095	1,379,776
Extended-Duration Bond Fund	8,549,204	9,393,510	1,752,000	1,908,000	975,672	146,794
Global Bond Fund	5,146,284	5,555,730	460,000	604,143	303,859	—
Equity Index Fund	9,620,692	10,837,035	700,000	936,000	316,081	—
Value Equity Fund	43,694,274	50,083,969	2,884,000	2,744,000	1,110,512	—
Growth Equity Fund	44,082,873	49,105,636	2,128,000	5,532,000	9,294	—
Small Cap Equity Fund	10,908,264	11,945,987	612,000	2,476,000	66,883	—
International Equity Fund	47,066,296	51,638,527	3,798,000	4,352,000	1,420,557	—

	$207,662,664	$231,897,293	$35,377,351	$39,351,580	$5,880,656	$1,692,131

Aggressive Allocation Fund I
Money Market Fund	$2,391,427	$2,697,371	$13,316,556	$13,014,935	$4,168	$154
Equity Index Fund	8,798,088	9,675,471	363,000	716,000	278,217	—
Value Equity Fund	39,338,327	44,137,128	2,100,000	2,698,000	969,868	—
Growth Equity Fund	39,969,950	42,940,300	808,000	4,997,000	8,108	—
Small Cap Equity Fund	9,950,718	10,879,974	296,000	1,904,000	59,842	—
International Equity Fund	42,547,374	46,619,540	3,628,000	3,881,000	1,289,240	—

	$142,995,884	$156,949,784	$20,511,556	$27,210,935	$2,609,443	$154

217

4. SECURITIES LENDING

Through an agreement with The Northern Trust Company (“Northern Trust”) (the Funds’ custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash or U.S. government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust, an affiliate of the Funds, that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities. At December 31, 2010, the market values of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral	Total Value of Collateral
Money Market	$10,752,569	$10,967,813	$—	$10,967,813
Low-Duration Bond	71,040,963	68,285,101	4,105,913	72,391,014
Medium-Duration Bond	52,410,097	53,322,138	—	53,322,138
Extended-Duration Bond	39,284,128	39,862,497	—	39,862,497
Inflation Protected Bond	21,941,093	2,321,463	19,949,944	22,271,407
Global Bond	36,119,838	34,081,461	2,929,241	37,010,702
Equity Index	22,318,677	22,662,484	261,497	22,923,981
Real Estate Securities	33,683,329	34,429,336	130,586	34,559,922
Value Equity	83,703,402	85,564,732	77,795	85,642,527
Growth Equity	124,170,621	126,132,616	1,356,663	127,489,279
Small Cap Equity	141,753,872	143,555,699	2,655,292	146,210,991
International Equity	100,150,956	101,923,046	2,162,334	104,085,380

5. 10% SHAREHOLDERS

The Date Target and Asset Allocation Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Date Target and Asset Allocation Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2010, the Date Target and Asset Allocation Funds were the owner of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:

Fund	Low- Duration Bond	Medium- Duration Bond	Extended- Duration Bond	Inflation Protected Bond	Global Bond	Equity Index	Real Estate Securities	Value Equity	Growth Equity	Small Cap Equity	International Equity
MyDestination 2005	1.55%	0.93%	0.01%	7.50%	0.33%	0.25%	1.14%	0.43%	0.44%	0.31%	0.47%
MyDestination 2015	2.21	2.58	2.00	24.25	6.64	1.41	9.66	2.71	2.73	2.11	2.86
MyDestination 2025	0.30	1.68	3.32	2.13	10.06	1.59	10.91	3.18	3.20	2.96	3.47
MyDestination 2035	—	0.34	0.53	—	3.02	0.85	5.50	1.73	1.76	1.87	1.96
MyDestination 2045	—	—	—	—	—	0.76	5.27	1.23	1.24	1.42	1.44
Conservative Allocation	19.54	—	—	35.18	—	0.85	—	1.26	1.28	0.85	1.41
Balanced Allocation	20.59	21.79	17.90	—	33.00	7.28	—	11.25	11.23	7.40	12.06
Growth Allocation	7.56	8.12	6.63	—	12.37	8.26	—	12.71	12.70	8.36	13.51
Aggressive Allocation	—	—	—	—	—	9.67	—	14.70	14.57	9.99	16.00
Conservative Allocation I	8.31	—	—	9.84	—	0.45	—	0.70	0.57	0.36	0.51
Balanced Allocation I	9.83	12.89	13.19	—	10.36	4.33	—	6.94	5.59	3.50	4.92
Growth Allocation I	3.21	4.27	4.34	—	3.45	4.37	—	6.97	5.62	3.51	4.89
Aggressive Allocation I	—	—	—	—	—	3.90	—	6.14	4.91	3.20	4.42

218

6. INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S. Government Obligations
	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2005	$12,106,971	$30,613,071	$—	$—
MyDestination 2015	43,635,578	51,170,999	21,908,583	20,586,223
MyDestination 2025	51,362,116	16,000,000	12,080,754	11,585,532
MyDestination 2035	25,624,007	5,419,900	2,513,115	2,480,917
MyDestination 2045	20,772,293	661,000	—	—
Conservative Allocation	19,297,000	64,528,155	33,935,380	38,898,063
Balanced Allocation	52,070,000	195,699,095	136,027,244	132,841,091
Growth Allocation	17,084,753	124,675,000	49,647,880	48,474,901
Aggressive Allocation	9,100,000	101,145,500	—	—
Conservative Allocation I	10,582,000	7,970,000	—	—
Balanced Allocation I	29,493,000	46,799,814	31,677,036	31,693,604
Growth Allocation I	18,134,137	22,304,144	9,495,891	9,498,299
Aggressive Allocation I	7,195,000	14,196,000	—	—
Low-Duration Bond	925,794,543	1,026,528,784	612,197,353	564,457,775
Medium-Duration Bond	4,176,280,681	4,230,532,217	575,753,257	676,122,989
Extended-Duration Bond	132,861,283	207,804,493	42,536,100	43,455,381
Inflation Protected Bond	—	—	117,489,681	99,736,259
Global Bond	67,177,547	129,717,426	9,234,942	9,724,721
Equity Index	19,233,939	47,163,705	—	—
Real Estate Securities	135,347,653	143,699,448	—	—
Value Equity	400,301,072	525,244,759	—	—
Growth Equity	738,325,367	940,164,467	—	—
Small Cap Equity	693,521,495	735,761,001	35,846,086	36,755,768
International Equity	706,451,155	848,311,697	—	—

Futures Contracts

Investments as of December 31, 2010, included cash and securities that were valued and pledged as collateral to cover initial margin deposits. The market value of the open futures contracts is as follows:

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
MyDestination 2015 Fund
March 2011 S&P 500® E-Mini	77	$4,824,050	$102,722

MyDestination 2025 Fund
March 2011 S&P 500® E-Mini	69	$4,322,850	$63,147

MyDestination 2035 Fund
March 2011 S&P 500® E-Mini	38	$2,380,700	$31,946

MyDestination 2045 Fund
March 2011 S&P 500® E-Mini	37	$2,318,050	$36,336

Conservative Allocation Fund
March 2011 S&P 500®	8	$2,506,000	$58,571

Balanced Allocation Fund
March 2011 S&P 500®	57	$17,855,250	$455,513

Growth Allocation Fund
March 2011 S&P 500®	52	$16,289,000	$408,243

219

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
Aggressive Allocation Fund
March 2011 S&P 500®	67	$20,987,750	$485,675

Balanced Allocation Fund I
March 2011 S&P 500® E-Mini	50	$3,132,500	$57,988

Growth Allocation Fund I
March 2011 S&P 500® E-Mini	51	$3,195,150	$50,688

Aggressive Allocation Fund I
March 2011 S&P 500® E-Mini	47	$2,944,550	$61,344

Low-Duration Bond Fund
March 2011 90-Day Euro	9	$2,241,788	$—
March 2011 90-Day Euro	(6)	(1,494,525)	(5,267)
March 2011 2-Year U.S.Treasury Note	479	104,856,094	(6,264)
March 2011 5-Year U.S.Treasury Note	(354)	(41,672,438)	357,390
March 2011 10-Year U.S. Treasury Note	(11)	(1,324,813)	(11,671)
June 2011 90-Day EURIBOR	57	18,904,797	19,844
June 2011 90-Day Euro	(4)	(995,600)	(2,349)
September 2011 90-Day Euro	(5)	(1,243,063)	(5,964)
December 2011 90-Day Euro	(5)	(1,240,875)	(10,302)
March 2012 90-Day Euro	(6)	(1,485,750)	(14,380)
June 2012 90-Day Euro	(1)	(246,950)	985
December 2012 90-Day Euro	116	28,482,350	(122,814)
September 2012 90-Day Euro	(1)	(246,263)	1,347
June 2013 90-Day Euro	2	488,250	(1,343)

			$199,212

Medium-Duration Bond Fund
March 2011 90-Day Euro	107	$26,652,363	$1,663
March 2011 2-Year U.S.Treasury Note	74	16,199,063	(34,665)
March 2011 2-Year U.S.Treasury Note	(9)	(1,970,156)	(1,857)
March 2011 5-Year U.S.Treasury Note	249	29,311,969	(341,385)
March 2011 5-Year U.S.Treasury Note	(150)	(17,657,813)	270,888
March 2011 10-Year U.S. Treasury Note	434	52,269,875	(458,894)
March 2011 Euro-Bund	(31)	(5,211,374)	(31,823)
March 2011 Long U.S.Treasury Bond	73	8,915,125	(124,819)
March 2011 Long U.S.Treasury Bond	(100)	(12,212,500)	384,777
March 2011 Ultra Long U.S. Treasury Bond	37	4,702,469	41,140
June 2011 90-Day EURIBOR	82	27,196,375	31,694

			$(263,281)

Inflation Protected Bond Fund
March 2011 2-Year U.S.Treasury Note	12	$2,626,875	$(2,805)
March 2011 5-Year U.S.Treasury Note	(57)	(6,709,969)	(2,469)

220

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
March 2011 10-Year U.S. Treasury Note	42	$5,058,375	$(16,490)
March 2011 Long U.S. Treasury Bond	3	366,375	3,932
March 2011 Ultra Long U.S. Treasury Bond	(13)	(1,652,219)	13,399

			$(4,433)

Global Bond Fund
March 2011 5-Year U.S. Treasury Note	(33)	$(3,884,719)	$64,479
March 2011 10-Year U.S. Treasury Note	(5)	(602,188)	(8,188)
March 2011 Euro-BOBL	(39)	(6,214,593)	7,731
March 2011 Long U.S. Treasury Bond	3	366,375	(13,432)

			$50,590

Equity Index Fund
March 2011 S&P 500®	29	$9,084,250	$230,370

Real Estate Securities Fund
March 2011 Russell 2000®
IMM-Mini	51	$3,989,730	$33,902

Value Equity Fund
March 2011 S&P 500®	23	$1,440,950	$34,178
March 2011 S&P 500® E-Mini	100	31,325,000	654,681

			$688,859

Growth Equity Fund
March 2011 S&P 500®	132	$41,349,000	$984,190

Small Cap Equity Fund
March 2011 2-Year U.S. Treasury Note	(5)	$(1,094,531)	$328
March 2011 5-Year U.S. Treasury Note	(22)	(2,589,813)	21,889
March 2011 10-Year U.S. Treasury Note	45	5,419,688	31,854
March 2011 Euro-Bund	(5)	(840,544)	(4,773)
March 2011 Russell 2000®
IMM-Mini	924	72,284,520	1,101,058
March 2011 Long U.S. Treasury Bond	(7)	(854,875)	28,884
March 2011 Ultra Long U.S. Treasury Bond	6	762,563	(19,613)

			$1,159,627

International Equity Fund
January 2011 AEX Index	75	$7,111,836	$78,149
January 2011 CAC40 Index	79	4,021,628	(80,801)
January 2011 Hang Seng Index	(14)	(2,073,127)	(34,781)
January 2011 IBEX 35	9	1,177,542	(32,267)
January 2011 MSCI Singapore Index	1	58,971	1,049
January 2011 OMX 30 Index	(82)	(1,410,629)	(7,430)
March 2011 ASXSPI 200 Index®	(77)	(9,312,831)	83,899
March 2011 DAX Index	22	5,091,136	(78,299)
March 2011 FTSE 100 Index®	44	4,042,593	42,218

221

	Open Long (Short) Contracts	Market Value of Contracts	Net Unrealized Appreciation (Depreciation) on Futures
March 2011 FTSE MIB Index	35	$4,725,021	$(86,330)
March 2011 MSCI EAFE Index
E-Mini	382	31,725,100	377,554
March 2011 MSCI Emerging
Markets E-Mini	183	10,576,485	347,322
March 2011 S&P/TSE 60 Index	(11)	(1,697,295)	(23,110)
March 2011 Swiss Market Index
Future	(111)	(7,548,000)	112,496
March 2011 TOPIX Index®	11	1,213,943	(9,407)

			$690,262

Forward Foreign Currency Contracts

As of December 31, 2010, the following Funds have forward foreign currency exchange contracts that obligate them to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
Low-Duration Bond Fund
01/06/11	Euro	CITI	6,432,000	U.S. Dollars	8,711,906	$116,838
01/10/11	Chinese Yuan Renminbi	DEUT	567,800	U.S. Dollars	85,294	(854)
01/10/11	U.S. Dollars	JPM	85,000	Chinese Yuan Renminbi	567,800	1,147
01/11/11	Euro	CITIG	7,480,000	U.S. Dollars	10,006,669	11,270
01/14/11	Taiwan Dollars	DEUT	21,600,000	U.S. Dollars	720,480	(20,670)
01/14/11	Taiwan Dollars	DEUT	15,126,480	U.S. Dollars	506,326	(12,702)
01/14/11	U.S. Dollars	DEUT	88,834	Taiwan Dollars	2,796,480	7,121
01/14/11	U.S. Dollars	UBS	192,964	Taiwan Dollars	6,116,000	16,891
01/14/11	U.S. Dollars	DEUT	296,913	Taiwan Dollars	9,185,000	18,247
01/14/11	U.S. Dollars	JPM	232,299	Taiwan Dollars	7,336,000	19,418
01/14/11	U.S. Dollars	MSCS	359,364	Taiwan Dollars	11,293,000	28,127
01/19/11	South Korean Won	JPM	148,733,900	U.S. Dollars	128,807	(2,097)
01/19/11	U.S. Dollars	CITI	4,531,396	United Kingdom Pounds	2,819,000	(136,974)
01/19/11	U.S. Dollars	RBS	2,431,926	United Kingdom Pounds	1,510,000	(78,050)
01/19/11	U.S. Dollars	MSCS	133,000	South Korean Won	148,733,900	(2,095)
01/19/11	U.S. Dollars	CITI	1,440,078	United Kingdom Pounds	934,000	15,896
01/19/11	United Kingdom Pounds	CITI	160,000	U.S. Dollars	252,276	2,859
01/19/11	United Kingdom Pounds	UBS	1,001,000	U.S. Dollars	1,596,085	35,668
01/19/11	United Kingdom Pounds	CITI	7,308,000	U.S. Dollars	11,608,283	216,147
01/28/11	Australian Dollars	RBS	5,616,000	U.S. Dollars	5,345,949	(376,242)
01/28/11	Euro	UBS	274,500	U.S. Dollars	373,402	6,603
01/28/11	Euro	UBS	1,183,000	U.S. Dollars	1,617,138	36,362
01/28/11	Euro	DEUT	4,092,500	U.S. Dollars	5,603,328	134,750
01/28/11	U.S. Dollars	CITI	594,454	Euro	447,000	2,847
02/17/11	Canadian Dollars	DEUT	21,420,000	U.S. Dollars	21,267,301	(254,554)
02/17/11	U.S. Dollars	MSCS	601,948	Canadian Dollars	603,000	3,919
02/24/11	U.S. Dollars	JPM	60,000	Singapore Dollars	78,330	1,039
02/24/11	U.S. Dollars	BAR	60,000	Singapore Dollars	78,349	1,053
02/24/11	U.S. Dollars	HKSB	60,000	Singapore Dollars	78,366	1,067
03/02/11	U.S. Dollars	CITI	460,876	Brazilian Reals	785,978	6,298
03/21/11	U.S. Dollars	MSCS	700,430	United Kingdom Pounds	456,000	10,066
03/21/11	United Kingdom Pounds	RBS	1,264,000	U.S. Dollars	1,975,954	6,510

222

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
04/06/11	U.S. Dollars	DEUT	510,254	Taiwan Dollars	15,126,480	$9,963
04/06/11	U.S. Dollars	DEUT	726,050	Taiwan Dollars	21,600,000	16,799
04/07/11	U.S. Dollars	JPM	499,000	Chinese Yuan Renminbi	3,309,368	3,154
04/28/11	U.S. Dollars	MLCS	144,000	Chinese Yuan Renminbi	952,416	573
04/28/11	U.S. Dollars	JPM	172,000	Chinese Yuan Renminbi	1,137,780	711
05/09/11	U.S. Dollars	CITI	291,496	South Korean Won	327,000,000	(4,990)
05/09/11	U.S. Dollars	CITI	200,000	South Korean Won	224,000,000	(3,739)
05/09/11	U.S. Dollars	CITI	321,558	South Korean Won	363,200,000	(3,336)
05/09/11	U.S. Dollars	RBS	313,784	South Korean Won	355,000,000	(2,747)
05/09/11	U.S. Dollars	HSBC	157,670	South Korean Won	177,000,000	(2,589)
05/09/11	U.S. Dollars	JPM	359,778	South Korean Won	408,000,000	(2,304)
05/09/11	U.S. Dollars	BAR	83,504	South Korean Won	93,800,000	(1,320)
05/09/11	U.S. Dollars	GSC	66,575	South Korean Won	75,549,400	(381)
05/09/11	U.S. Dollars	JPM	128,418	South Korean Won	148,733,900	1,897
06/15/11	U.S. Dollars	HSBC	48,000	Chinese Yuan Renminbi	319,176	493
11/04/11	U.S. Dollars	DEUT	390,000	Chinese Yuan Renminbi	2,490,150	(10,297)
02/13/12	U.S. Dollars	BAR	1,367,801	Chinese Yuan Renminbi	8,799,062	(21,204)
02/13/12	U.S. Dollars	CITI	1,124,074	Chinese Yuan Renminbi	7,223,298	(18,630)
02/13/12	U.S. Dollars	CITI	789,747	Chinese Yuan Renminbi	5,083,996	(11,699)
02/13/12	U.S. Dollars	JPM	471,000	Chinese Yuan Renminbi	3,029,001	(7,446)
02/13/12	U.S. Dollars	JPM	392,076	Chinese Yuan Renminbi	2,526,343	(5,448)
02/13/12	U.S. Dollars	DEUT	385,347	Chinese Yuan Renminbi	2,482,791	(5,384)
02/13/12	U.S. Dollars	BAR	406,300	Chinese Yuan Renminbi	2,619,822	(5,366)
02/13/12	U.S. Dollars	CITI	387,172	Chinese Yuan Renminbi	2,496,098	(5,172)
02/13/12	U.S. Dollars	DEUT	370,654	Chinese Yuan Renminbi	2,388,307	(5,150)
02/13/12	U.S. Dollars	UBS	309,696	Chinese Yuan Renminbi	1,994,287	(4,493)
02/13/12	U.S. Dollars	DEUT	87,461	Chinese Yuan Renminbi	567,800	(566)

						$(272,766)

Medium-Duration Bond Fund
01/06/11	Euro	CITI	10,374,000	U.S. Dollars	14,051,168	$188,445
01/10/11	Chinese Yuan Renminbi	DEUT	821,640	U.S. Dollars	123,425	(1,234)
01/10/11	U.S. Dollars	DEUT	123,000	Chinese Yuan Renminbi	821,640	1,660
01/11/11	Euro	BAR	376,380	U.S. Dollars	497,601	(5,349)
01/11/11	Euro	CITIG	713,175	U.S. Dollars	960,373	7,368
01/11/11	U.S. Dollars	WEST	620,036	Euro	471,650	10,222
01/12/11	Indian Rupees	BAR	56,916,480	U.S. Dollars	1,251,462	(18,598)
01/12/11	U.S. Dollars	BAR	151,000	Indian Rupees	7,093,980	7,298
01/12/11	U.S. Dollars	MSCS	270,000	Indian Rupees	12,684,600	13,050
01/12/11	U.S. Dollars	HSBC	790,000	Indian Rupees	37,137,900	38,712
01/14/11	Japanese Yen	RBS	50,326,000	U.S. Dollars	598,756	(21,201)
01/14/11	Japanese Yen	GSC	42,274,000	U.S. Dollars	502,239	(18,525)
01/14/11	Japanese Yen	RBS	25,163,000	U.S. Dollars	298,844	(11,134)
01/14/11	Taiwan Dollars	DEUT	28,300,000	U.S. Dollars	943,963	(27,080)
01/14/11	Taiwan Dollars	DEUT	19,762,980	U.S. Dollars	661,522	(16,595)
01/14/11	U.S. Dollars	DEUT	116,264	Taiwan Dollars	3,659,980	9,319
01/14/11	U.S. Dollars	UBS	252,500	Taiwan Dollars	8,003,000	22,103
01/14/11	U.S. Dollars	DEUT	388,557	Taiwan Dollars	12,020,000	23,880
01/14/11	U.S. Dollars	JPM	304,022	Taiwan Dollars	9,601,000	25,413
01/14/11	U.S. Dollars	MSCS	470,294	Taiwan Dollars	14,779,000	36,810
01/19/11	South Korean Won	JPM	2,763,997,700	U.S. Dollars	2,393,693	(38,979)
01/19/11	U.S. Dollars	MSCS	1,240,000	South Korean Won	1,386,568,000	(19,643)

223

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
01/19/11	U.S. Dollars	HSBC	1,053,000	South Korean Won	1,177,254,000	$(16,866)
01/19/11	U.S. Dollars	MSCS	179,000	South Korean Won	200,175,700	(2,820)
01/21/11	Mexican Pesos	DEUT	3,211,875	U.S. Dollars	257,527	(2,172)
01/21/11	Mexican Pesos	DEUT	1,705,294	U.S. Dollars	137,441	(443)
01/21/11	Mexican Pesos	CITI	23,546,731	U.S. Dollars	1,903,458	(435)
01/21/11	U.S. Dollars	DEUT	900,245	Mexican Pesos	11,205,081	5,752
01/21/11	U.S. Dollars	DEUT	378,672	Mexican Pesos	4,754,611	5,766
01/28/11	Australian Dollars	RBS	10,482,000	U.S. Dollars	9,977,963	(702,241)
01/31/11	South African Rand	DEUT	9,717,539	U.S. Dollars	1,413,512	(54,656)
02/07/11	U.S. Dollars	DEUT	2,734	Malaysian Ringgits	8,484	10
02/14/11	Canadian Dollars	CS	1,842,980	U.S. Dollars	1,818,772	(33,111)
02/14/11	Euro	CITIC	2,290,678	U.S. Dollars	3,028,635	(32,055)
02/14/11	Euro	UBS	824,514	U.S. Dollars	1,131,765	30,092
02/14/11	Japanese Yen	CITIC	156,230,000	U.S. Dollars	1,902,159	(23,037)
02/14/11	U.S. Dollars	CITIC	1,049,585	Euro	765,977	(26,121)
02/14/11	U.S. Dollars	JPM	1,158,898	Canadian Dollars	1,175,203	21,983
02/17/11	Canadian Dollars	DEUT	11,121,000	U.S. Dollars	11,041,720	(132,161)
02/22/11	Mexican Pesos	MSCS	1,127,655	U.S. Dollars	90,000	(960)
02/22/11	U.S. Dollars	BAR	93,641	Mexican Pesos	1,202,254	3,336
02/24/11	U.S. Dollars	BAR	287,000	Singapore Dollars	374,615	4,919
02/24/11	U.S. Dollars	JPM	287,000	Singapore Dollars	374,679	4,968
02/24/11	U.S. Dollars	BAR	287,000	Singapore Dollars	374,767	5,038
02/24/11	U.S. Dollars	HKSB	287,000	Singapore Dollars	374,851	5,102
03/02/11	U.S. Dollars	CITI	738,498	Brazilian Reals	1,259,435	10,092
03/16/11	Euro	JPM	1,230,699	U.S. Dollars	1,610,000	(34,166)
03/16/11	Euro	DEUT	1,209,000	U.S. Dollars	1,598,987	(16,190)
03/16/11	Japanese Yen	JPM	156,096,380	U.S. Dollars	1,870,000	(54,142)
03/16/11	U.S. Dollars	CS	1,902,598	Japanese Yen	156,096,380	21,544
03/21/11	U.S. Dollars	MSCS	944,658	United Kingdom Pounds	615,000	13,576
03/21/11	United Kingdom Pounds	RBS	1,779,000	U.S. Dollars	2,781,031	9,162
04/06/11	U.S. Dollars	DEUT	666,655	Taiwan Dollars	19,762,980	13,017
04/06/11	U.S. Dollars	DEUT	951,261	Taiwan Dollars	28,300,000	22,010
04/07/11	U.S. Dollars	JPM	597,000	Chinese Yuan Renminbi	3,959,304	3,773
04/28/11	U.S. Dollars	MLCS	283,000	Chinese Yuan Renminbi	1,871,762	1,126
04/28/11	U.S. Dollars	JPM	341,000	Chinese Yuan Renminbi	2,255,715	1,409
05/09/11	U.S. Dollars	CITI	697,094	South Korean Won	782,000,000	(11,934)
05/09/11	U.S. Dollars	CITI	478,571	South Korean Won	536,000,000	(8,948)
05/09/11	U.S. Dollars	CITI	768,924	South Korean Won	868,500,000	(7,977)
05/09/11	U.S. Dollars	RBS	749,547	South Korean Won	848,000,000	(6,561)
05/09/11	U.S. Dollars	HSBC	376,804	South Korean Won	423,000,000	(6,187)
05/09/11	U.S. Dollars	JPM	860,470	South Korean Won	975,800,000	(5,510)
05/09/11	U.S. Dollars	BAR	199,501	South Korean Won	224,100,000	(3,153)
05/09/11	U.S. Dollars	GSC	159,074	South Korean Won	180,516,800	(912)
05/09/11	U.S. Dollars	BAR	1,228,502	Indian Rupees	56,916,480	14,239
05/09/11	U.S. Dollars	JPM	2,386,460	South Korean Won	2,763,997,700	35,253
06/09/11	U.S. Dollars	DEUT	728,296	Singapore Dollars	947,586	10,083
06/09/11	U.S. Dollars	DEUT	1,318,392	Singapore Dollars	1,720,000	21,870
06/15/11	U.S. Dollars	HKSB	990,000	Chinese Yuan Renminbi	6,583,005	10,166
09/14/11	U.S. Dollars	UBS	315,000	Chinese Yuan Renminbi	2,088,450	3,025
09/14/11	U.S. Dollars	CITI	211,000	Chinese Yuan Renminbi	1,401,040	2,347
09/14/11	U.S. Dollars	RBS	132,000	Chinese Yuan Renminbi	875,160	1,268
11/04/11	U.S. Dollars	DEUT	805,000	Chinese Yuan Renminbi	5,139,925	(21,255)

224

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
11/15/11	U.S. Dollars	DEUT	438,000	Chinese Yuan Renminbi	2,900,436	$4,392
02/13/12	U.S. Dollars	CITI	994,631	Chinese Yuan Renminbi	6,402,937	(14,734)
02/13/12	U.S. Dollars	DEUT	515,636	Chinese Yuan Renminbi	3,324,821	(6,810)
02/13/12	U.S. Dollars	BAR	491,360	Chinese Yuan Renminbi	3,167,798	(6,564)
02/13/12	U.S. Dollars	CITI	489,045	Chinese Yuan Renminbi	3,150,917	(6,833)
02/13/12	U.S. Dollars	BAR	1,415,691	Chinese Yuan Renminbi	9,097,230	(23,463)
02/13/12	U.S. Dollars	JPM	1,722,648	Chinese Yuan Renminbi	11,081,793	(26,704)
02/13/12	U.S. Dollars	CITI	597,000	Chinese Yuan Renminbi	3,839,307	(9,437)
02/13/12	U.S. Dollars	JPM	470,658	Chinese Yuan Renminbi	3,032,686	(6,540)
02/13/12	U.S. Dollars	DEUT	497,861	Chinese Yuan Renminbi	3,207,965	(6,918)
02/13/12	U.S. Dollars	UBS	393,254	Chinese Yuan Renminbi	2,532,357	(5,705)
02/13/12	U.S. Dollars	DEUT	126,562	Chinese Yuan Renminbi	821,640	(819)

						$(827,280)

Global Bond Fund
02/14/11	Australian Dollars	JPM	760,000	U.S. Dollars	740,164	$(32,635)
02/14/11	Australian Dollars	CITIC	631,336	U.S. Dollars	624,133	(17,836)
02/14/11	Australian Dollars	BAR	567,400	U.S. Dollars	564,137	(12,818)
02/14/11	Canadian Dollars	JPM	514,539	U.S. Dollars	510,000	(7,020)
02/14/11	Euro	DEUT	845,289	U.S. Dollars	1,100,000	(29,428)
02/14/11	Euro	SG	550,000	U.S. Dollars	745,375	10,496
02/14/11	Euro	JPM	1,735,952	U.S. Dollars	2,363,916	44,434
02/14/11	Euro	GSC	1,947,319	U.S. Dollars	2,648,587	46,690
02/14/11	Euro	MSCS	1,808,255	U.S. Dollars	2,481,141	65,045
02/14/11	Euro	BAR	1,500,000	U.S. Dollars	2,069,295	65,079
02/14/11	Euro	CITIC	3,087,722	U.S. Dollars	4,230,936	105,295
02/14/11	Euro	SG	4,119,322	U.S. Dollars	5,679,957	175,951
02/14/11	Japanese Yen	JPM	531,533,148	U.S. Dollars	6,463,509	(86,485)
02/14/11	Japanese Yen	DEUT	133,892,800	U.S. Dollars	1,600,000	(49,939)
02/14/11	Japanese Yen	CITIC	128,025,470	U.S. Dollars	1,558,758	(18,878)
02/14/11	Japanese Yen	SG	121,041,680	U.S. Dollars	1,481,283	(10,294)
02/14/11	Norwegian Krone	SG	9,594,323	U.S. Dollars	1,597,554	(43,044)
02/14/11	Norwegian Krone	SG	3,276,677	U.S. Dollars	551,562	(8,739)
02/14/11	Polish Zloty	CITIC	1,201,054	U.S. Dollars	390,016	(14,527)
02/14/11	Polish Zloty	CITIC	1,191,800	U.S. Dollars	394,929	(6,497)
02/14/11	U.S. Dollars	MSCS	582,946	Australian Dollars	587,221	14,159
02/14/11	U.S. Dollars	DEUT	739,293	Australian Dollars	745,608	18,872
02/14/11	U.S. Dollars	CS	614,250	Australian Dollars	630,000	26,360
02/14/11	U.S. Dollars	JPM	1,498,970	Canadian Dollars	1,520,075	28,434
02/14/11	U.S. Dollars	UBS	2,155,054	Euro	1,570,000	(57,299)
02/14/11	U.S. Dollars	CS	2,133,241	Euro	1,566,003	(40,836)
02/14/11	U.S. Dollars	DEUT	948,432	Euro	688,767	(28,140)
02/14/11	U.S. Dollars	SG	551,562	Euro	412,000	(1,070)
02/14/11	U.S. Dollars	CITIC	394,929	Euro	295,000	(766)
02/14/11	U.S. Dollars	JPM	1,187,685	Euro	900,000	14,844
02/14/11	U.S. Dollars	SG	1,597,554	Euro	1,210,770	20,209
02/14/11	U.S. Dollars	JPM	1,582,008	Euro	1,200,000	21,364
02/14/11	U.S. Dollars	SG	745,375	Japanese Yen	61,396,500	11,204
02/14/11	U.S. Dollars	CS	712,638	Japanese Yen	59,000,000	14,409
02/14/11	U.S. Dollars	GSC	10,253,414	Japanese Yen	837,478,320	66,691
02/14/11	U.S. Dollars	DEUT	6,740,601	Japanese Yen	554,566,060	93,224
02/14/11	U.S. Dollars	GSC	374,832	Mexican Pesos	4,650,275	504

225

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
02/14/11	U.S. Dollars	SG	2,191,424	Norwegian Krone	12,871,000	$9,475
02/14/11	U.S. Dollars	GSC	138,986	South African Rand	988,065	10,020
02/14/11	U.S. Dollars	SG	2,041,822	United Kingdom Pounds	1,277,800	(50,308)
02/14/11	U.S. Dollars	JPM	1,181,545	United Kingdom Pounds	738,000	(31,336)
02/14/11	U.S. Dollars	DEUT	482,595	United Kingdom Pounds	300,000	(15,030)
02/14/11	U.S. Dollars	JPM	545,117	United Kingdom Pounds	350,000	375
02/14/11	United Kingdom Pounds	DEUT	321,217	U.S. Dollars	500,000	(633)
02/14/11	United Kingdom Pounds	GSC	200,000	U.S. Dollars	320,970	9,260
02/14/11	United Kingdom Pounds	BAR	787,510	U.S. Dollars	1,258,882	31,509
02/14/11	United Kingdom Pounds	CS	650,000	U.S. Dollars	1,045,850	32,793
02/22/11	Brazilian Reals	JPM	2,175,000	U.S. Dollars	1,239,316	(55,542)
02/22/11	U.S. Dollars	DEUT	514,345	South Korean Won	590,596,400	4,605

						$322,201

Small Cap Equity Fund
02/14/11	Euro	CITIG	361,200	U.S. Dollars	477,560	$(5,055)
02/14/11	Japanese Yen	CITIG	14,380,000	U.S. Dollars	175,082	(2,120)
02/14/11	Japanese Yen	GSC	4,882,084	U.S. Dollars	59,772	(389)

						$(7,564)

International Equity Fund
03/16/11	Australian Dollars	RBS	482,000	U.S. Dollars	480,767	$(7,578)
03/16/11	Australian Dollars	RBS	60,000	U.S. Dollars	59,025	(1,765)
03/16/11	Canadian Dollars	RBS	2,907,000	U.S. Dollars	2,835,351	(83,514)
03/16/11	Canadian Dollars	RBS	684,000	U.S. Dollars	677,451	(9,341)
03/16/11	Danish Kroner	RBS	1,714,000	U.S. Dollars	302,538	(4,655)
03/16/11	Danish Kroner	RBS	249,000	U.S. Dollars	43,638	(989)
03/16/11	Danish Kroner	RBS	232,000	U.S. Dollars	40,648	(933)
03/16/11	Danish Kroner	RBS	68,000	U.S. Dollars	12,060	(127)
03/16/11	Danish Kroner	RBS	10,000	U.S. Dollars	1,769	(23)
03/16/11	Danish Kroner	RBS	49,000	U.S. Dollars	8,774	(8)
03/16/11	Danish Kroner	RBS	120,000	U.S. Dollars	21,667	160
03/16/11	Euro	RBS	5,215,000	U.S. Dollars	6,847,153	(119,887)
03/16/11	Euro	RBS	1,641,000	U.S. Dollars	2,136,588	(55,725)
03/16/11	Euro	RBS	1,099,000	U.S. Dollars	1,434,745	(33,477)
03/16/11	Euro	RBS	472,000	U.S. Dollars	620,645	(9,929)
03/16/11	Euro	RBS	144,000	U.S. Dollars	190,318	(2,061)
03/16/11	Euro	RBS	6,000	U.S. Dollars	7,939	(76)
03/16/11	Euro	RBS	690,000	U.S. Dollars	927,263	5,450
03/16/11	Hong Kong Dollars	RBS	101,000	U.S. Dollars	12,993	(9)
03/16/11	Hong Kong Dollars	RBS	12,000	U.S. Dollars	1,543	(2)
03/16/11	Hong Kong Dollars	RBS	139,000	U.S. Dollars	17,913	18
03/16/11	Hong Kong Dollars	RBS	333,000	U.S. Dollars	42,896	25
03/16/11	Israeli Shekels	RBS	52,000	U.S. Dollars	14,170	(469)
03/16/11	Israeli Shekels	RBS	50,000	U.S. Dollars	13,854	(223)
03/16/11	Israeli Shekels	RBS	6,000	U.S. Dollars	1,627	(62)
03/16/11	Israeli Shekels	RBS	10,000	U.S. Dollars	2,756	(60)
03/16/11	Japanese Yen	RBS	338,856,000	U.S. Dollars	4,051,993	(124,958)
03/16/11	Japanese Yen	RBS	7,119,000	U.S. Dollars	84,702	(3,051)
03/16/11	New Zealand Dollars	RBS	3,800,000	U.S. Dollars	2,794,976	(148,232)

226

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
03/16/11	New Zealand Dollars	RBS	1,038,000	U.S. Dollars	773,614	$(30,346)
03/16/11	New Zealand Dollars	RBS	758,000	U.S. Dollars	560,917	(26,176)
03/16/11	New Zealand Dollars	RBS	568,000	U.S. Dollars	423,640	(16,292)
03/16/11	New Zealand Dollars	RBS	670,000	U.S. Dollars	504,607	(14,327)
03/16/11	New Zealand Dollars	RBS	69,000	U.S. Dollars	51,055	(2,387)
03/16/11	Norwegian Krone	RBS	5,659,000	U.S. Dollars	907,990	(58,208)
03/16/11	Norwegian Krone	RBS	1,647,000	U.S. Dollars	264,593	(16,610)
03/16/11	Singapore Dollars	RBS	41,000	U.S. Dollars	31,255	(695)
03/16/11	Singapore Dollars	RBS	8,000	U.S. Dollars	6,065	(169)
03/16/11	Switzerland Francs	RBS	2,140,000	U.S. Dollars	2,138,225	(152,690)
03/16/11	Switzerland Francs	RBS	719,000	U.S. Dollars	721,410	(48,295)
03/16/11	Switzerland Francs	RBS	1,165,000	U.S. Dollars	1,226,155	(21,002)
03/16/11	Switzerland Francs	RBS	518,000	U.S. Dollars	538,949	(15,581)
03/16/11	Switzerland Francs	RBS	87,000	U.S. Dollars	89,066	(4,070)
03/16/11	U.S. Dollars	RBS	10,809	Australian Dollars	11,000	336
03/16/11	U.S. Dollars	RBS	133,717	Australian Dollars	137,000	5,087
03/16/11	U.S. Dollars	RBS	1,350,590	Australian Dollars	1,420,000	88,103
03/16/11	U.S. Dollars	RBS	8,215,674	Australian Dollars	8,630,000	527,937
03/16/11	U.S. Dollars	RBS	158,786	Canadian Dollars	160,000	1,867
03/16/11	U.S. Dollars	RBS	1,497,838	Canadian Dollars	1,532,000	40,415
03/16/11	U.S. Dollars	RBS	196,255	Euro	147,000	132
03/16/11	U.S. Dollars	RBS	398,815	Hong Kong Dollars	3,095,000	(366)
03/16/11	U.S. Dollars	RBS	12,375	Hong Kong Dollars	96,000	(16)
03/16/11	U.S. Dollars	RBS	16,470	Hong Kong Dollars	128,000	9
03/16/11	U.S. Dollars	RBS	2,794	Israeli Shekels	10,000	21
03/16/11	U.S. Dollars	RBS	31,435	Israeli Shekels	113,000	379
03/16/11	U.S. Dollars	RBS	492,784	Israeli Shekels	1,813,000	17,643
03/16/11	U.S. Dollars	RBS	90,630	Japanese Yen	7,558,000	2,535
03/16/11	U.S. Dollars	RBS	159,042	Japanese Yen	13,377,000	5,852
03/16/11	U.S. Dollars	RBS	712,953	Japanese Yen	58,700,000	10,620
03/16/11	U.S. Dollars	RBS	1,892,136	Japanese Yen	156,127,000	32,383
03/16/11	U.S. Dollars	RBS	216,816	Norwegian Krone	1,299,000	4,971
03/16/11	U.S. Dollars	RBS	883,453	Norwegian Krone	5,242,000	11,548
03/16/11	U.S. Dollars	RBS	2,187,971	Norwegian Krone	12,945,000	22,214
03/16/11	U.S. Dollars	RBS	5,824,106	Norwegian Krone	36,192,000	355,189
03/16/11	U.S. Dollars	RBS	2,311	Singapore Dollars	3,000	27
03/16/11	U.S. Dollars	RBS	8,437	Singapore Dollars	11,000	135
03/16/11	U.S. Dollars	RBS	13,779	Singapore Dollars	18,000	248
03/16/11	U.S. Dollars	RBS	66,365	Singapore Dollars	87,000	1,430
03/16/11	U.S. Dollars	RBS	16,462	Swedish Kronor	112,000	145
03/16/11	U.S. Dollars	RBS	123,682	Swedish Kronor	846,000	1,763
03/16/11	U.S. Dollars	RBS	111,011	Swedish Kronor	781,000	4,796
03/16/11	U.S. Dollars	RBS	662,144	Swedish Kronor	4,533,000	10,009
03/16/11	U.S. Dollars	RBS	877,385	Swedish Kronor	5,989,000	10,664
03/16/11	U.S. Dollars	RBS	9,283,844	Swedish Kronor	65,003,000	354,799
03/16/11	U.S. Dollars	RBS	1,048,666	Switzerland Francs	1,011,000	33,631
03/16/11	U.S. Dollars	RBS	715,710	United Kingdom Pounds	454,000	(8,300)

Fund/ Expiration Date	Currency to be Delivered	Counter- party	Amount of Currency to be Delivered	Currency to be Received	Amount of Currency to be Received	Net Unrealized Appreciation (Depreciation)
03/16/11	U.S. Dollars	RBS	429,803	United Kingdom Pounds	271,000	$(7,539)
03/16/11	U.S. Dollars	RBS	1,915,116	United Kingdom Pounds	1,230,000	1,435
03/16/11	U.S. Dollars	RBS	237,686	United Kingdom Pounds	154,000	2,272
03/16/11	United Kingdom Pounds	RBS	575,000	U.S. Dollars	891,984	(3,965)
03/16/11	United Kingdom Pounds	RBS	96,000	U.S. Dollars	149,366	(218)

						$519,842

Please see abbreviation and footnote definitions beginning on page 180.

Options Written

Transactions in options written during the year ended December 31, 2010 were as follows:

Low-Duration Bond Fund	Number of Contracts	Notional Amount	Premiums Received
Options written, 12/31/09	152	$51,000,000	$561,299

Options written	332	126,100,000	1,034,991
Options expired	(348)	(75,600,000)	(745,238)
Options closed	(76)	(12,000,000)	(122,305)

Options written, 12/31/10	60	$89,500,000	$728,747

Medium-Duration Bond Fund	Number of Contracts	Notional Amount	Premiums Received
Options written, 12/31/09	470	$74,000,000	$937,881

Options written	621	9,077,500,000	2,538,339
Options expired	(877)	(9,031,300,000)	(1,859,034)
Options closed	(178)	(40,100,000)	(965,177)

Options written, 12/31/10	36	$80,100,000	$652,009

Small Cap Equity Fund	Number of Contracts	Notional Amount	Premiums Received
Options written, 12/31/09	45	$—	$19,934

Options written	136	—	63,099
Options expired	(42)	—	(18,431)
Options closed	(139)	—	(64,602)

Options written, 12/31/10	—	$—	$—

7. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
	GS4	GS4	GS6
MyDestination 2005
Shares sold	1,782,281	2,213,197	50,038
Shares exchanged	—	184,772	(183,044)
Shares reinvested	145,545	182,815	773
Shares redeemed	(3,748,045)	(1,839,744)	(19,104)

Net increase (decrease)	(1,820,219)	741,040	(151,337)

MyDestination 2015
Shares sold	5,359,331	6,079,553	247,957
Shares exchanged	—	431,494	(427,887)
Shares reinvested	547,026	575,590	4,807
Shares redeemed	(5,686,881)	(2,440,561)	(6,551)

Net increase (decrease)	219,476	4,646,076	(181,674)

MyDestination 2025
Shares sold	6,117,622	6,514,115	178,840
Shares exchanged	—	519,224	(517,312)
Shares reinvested	425,744	396,790	3,796
Shares redeemed	(1,598,263)	(1,600,886)	(1,813)

Net increase (decrease)	4,945,103	5,829,243	(336,489)

MyDestination 2035
Shares sold	3,628,903	3,674,311	156,527
Shares exchanged	—	367,932	(364,947)
Shares reinvested	152,793	167,185	2,176
Shares redeemed	(1,024,122)	(603,775)	(1,335)

Net increase (decrease)	2,757,574	3,605,653	(207,579)

MyDestination 2045
Shares sold	3,312,450	3,146,539	67,736
Shares exchanged	—	226,386	(224,243)
Shares reinvested	101,676	98,130	616
Shares redeemed	(501,015)	(617,369)	(4,681)

Net increase (decrease)	2,913,111	2,853,686	(160,572)

	Year Ended December 31, 2010	Year Ended December 31, 2009
	GS4	GS4	GS6
Conservative Allocation Fund
Shares sold	3,187,360	3,409,502	269,055
Shares exchanged	—	1,134,656	(1,811,024)
Shares reinvested	615,888	1,343,985	31,621
Shares redeemed	(6,746,128)	(4,764,021)	(30,545)

Net increase (decrease)	(2,942,880)	1,124,122	(1,540,893)

Balanced Allocation Fund
Shares sold	3,835,756	6,475,848	152,629
Shares exchanged	—	1,936,474	(3,506,545)
Shares reinvested	2,548,485	3,173,514	87,810
Shares redeemed	(15,601,452)	(8,328,776)	(20,612)

Net increase (decrease)	(9,217,211)	3,257,060	(3,286,718)

Growth Allocation Fund
Shares sold	2,474,913	4,090,589	237,995
Shares exchanged	—	1,254,537	(2,246,107)
Shares reinvested	1,888,651	1,504,652	33,305
Shares redeemed	(11,457,649)	(6,540,396)	(53,186)

Net increase (decrease)	(7,094,085)	309,382	(2,027,993)

Aggressive Allocation Fund
Shares sold	3,255,212	4,873,795	111,653
Shares exchanged	—	1,515,794	(2,573,184)
Shares reinvested	1,206,218	1,335,155	37,558
Shares redeemed	(11,200,914)	(5,033,707)	(35,096)

Net increase (decrease)	(6,739,484)	2,691,037	(2,459,069)

	GS2	GS2
Conservative Allocation Fund I
Shares sold	1,241,966	968,454
Shares reinvested	232,413	234,040
Shares redeemed	(930,456)	(899,677)

Net increase	543,923	302,817

Balanced Allocation Fund I
Shares sold	2,147,224	2,654,936
Shares reinvested	1,582,934	1,664,813
Shares redeemed	(3,979,021)	(2,553,059)

Net increase (decrease)	(248,863)	1,766,690

Growth Allocation Fund I
Shares sold	1,349,275	1,910,217
Shares reinvested	663,740	713,157
Shares redeemed	(1,755,410)	(1,732,764)

Net increase	257,605	890,610

Aggressive Allocation Fund I
Shares sold	906,542	1,699,702
Shares reinvested	243,843	350,764
Shares redeemed	(1,640,107)	(1,712,562)

Net increase (decrease)	(489,722)	337,904

	Year Ended December 31, 2010		Year Ended December 31, 2009
	GS2	GS4	GS2	GS4	GS6
Money Market Fund
Shares sold	94,494,393	4,496,591,499	102,344,425	2,886,054,721	1,365,914
Shares exchanged	—	—	—	9,761,236	(9,761,137)
Shares reinvested	203,577	136,473	644,744	2,050,152	7,898
Shares redeemed	(108,704,940)	(4,381,459,309)	(141,405,488)	(2,803,066,431)	(421,233)

Net increase (decrease)	(14,006,970)	115,268,663	(38,416,319)	94,799,678	(8,808,558)

Low-Duration Bond Fund
Shares sold	2,213,591	6,135,841	2,468,591	7,846,621	30,894
Shares exchanged	—	—	—	489,313	(723,673)
Shares reinvested	600,976	1,182,586	567,258	1,207,547	12,328
Shares redeemed	(1,397,531)	(7,123,322)	(2,692,163)	(8,924,341)	(9,054)

Net increase (decrease)	1,417,036	195,105	343,686	619,140	(689,505)

Medium-Duration Bond Fund
Shares sold	15,423,343	10,208,086	3,074,949	8,917,482	20,156
Shares exchanged	—	—	—	1,213,587	(2,078,297)
Shares reinvested	2,148,938	3,449,151	1,837,631	3,766,018	66,716
Shares redeemed	(3,689,932)	(33,721,553)	(1,927,699)	(9,609,788)	(24,765)

Net increase (decrease)	13,882,349	(20,064,316)	2,984,881	4,287,299	(2,016,190)

Extended-Duration Bond Fund
Shares sold	1,659,903	4,938,166	906,347	2,390,121	8,130
Shares exchanged	—	—	—	1,233,982	(2,593,714)
Shares reinvested	1,280,612	1,288,882	1,135,939	1,388,639	104,274
Shares redeemed	(2,100,789)	(11,095,823)	(2,659,695)	(6,932,227)	(7,292)

Net increase (decrease)	839,726	(4,868,775)	(617,409)	(1,919,485)	(2,488,602)

Inflation Protected Bond Fund(1)
Shares sold		4,018,816		8,555,948
Shares reinvested		454,380		141,953
Shares redeemed		(2,653,937)		(174,295)

Net increase		1,819,259		8,523,606

(1) Inception date was June 25, 2009.
Global Bond Fund
Shares sold		2,860,387		3,948,026
Shares reinvested		1,274,719		1,687,037
Shares redeemed		(11,423,859)		(4,785,608)

Net increase (decrease)		(7,288,753)		849,455

	Year Ended December 31, 2010		Year Ended December 31, 2009
	GS2	GS4	GS2	GS4	GS6
Equity Index Fund
Shares sold	585,990	1,370,881	841,105	2,160,596	28,455
Shares exchanged	—	—	—	66,567	(121,488)
Shares reinvested	258,866	322,192	275,439	365,182	2,310
Shares redeemed	(1,003,321)	(3,317,757)	(501,429)	(1,562,771)	(8,919)

Net increase (decrease)	(158,465)	(1,624,684)	615,115	1,029,574	(99,642)

Real Estate Securities Fund
Shares sold		7,796,557		8,532,940
Shares reinvested		327,689		392,118
Shares redeemed		(9,499,201)		(6,240,521)

Net increase (decrease)		(1,374,955)		2,684,537

Value Equity Fund
Shares sold	5,728,105	7,904,174	2,473,161	7,109,752	40,675
Shares exchanged	—	—	—	1,130,694	(2,203,139)
Shares reinvested	714,341	918,154	991,370	1,425,172	55,079
Shares redeemed	(2,327,670)	(20,837,377)	(1,431,120)	(9,988,166)	(2,487)

Net increase (decrease)	4,114,776	(12,015,049)	2,033,411	(322,548)	(2,109,872)

Growth Equity Fund
Shares sold	1,101,945	5,750,705	1,673,214	5,719,407	18,949
Shares exchanged	—	—	—	692,725	(1,126,367)
Shares reinvested	4,036	8,372	57,676	71,463	255
Shares redeemed	(2,591,161)	(17,764,875)	(1,561,130)	(10,192,784)	(5,975)

Net increase (decrease)	(1,485,180)	(12,005,798)	169,760	(3,709,189)	(1,113,138)

Small Cap Equity Fund
Shares sold	751,626	4,013,808	883,911	3,268,293	23,304
Shares exchanged	—	—	—	1,285,304	(1,999,515)
Shares reinvested	42,800	63,528	44,647	77,836	2,337
Shares redeemed	(1,509,442)	(7,727,717)	(581,343)	(3,927,288)	(4,198)

Net increase (decrease)	(715,016)	(3,650,381)	347,215	704,145	(1,978,072)

International Equity Fund
Shares sold	2,244,270	6,022,331	2,762,510	10,128,688	31,617
Shares exchanged	—	—	—	1,687,592	(2,207,195)
Shares reinvested	706,621	1,518,407	767,756	2,038,064	19,754
Shares redeemed	(2,551,588)	(19,455,495)	(4,990,961)	(18,403,843)	(10,746)

Net increase (decrease)	399,303	(11,914,757)	(1,460,695)	(4,549,499)	(2,166,570)

8. BANK BORROWINGS

On October 28, 2010, the Board of Trustees approved a credit agreement with Bank of America, N.A. dated December 3, 2010 through December 1, 2011. The agreement permits up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank Prime plus 0.60% or the Wall Street Journal LIBOR One Month Floating Rate plus 1.00%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.30% per annum.

On August 3, 2010, the Aggressive Allocation and Medium-Duration Bond Funds borrowed a total of $7,500,000 at a rate of 1.586%. The Medium-Duration Bond Fund repaid the loan in the amount of $4,750,172, which represents principal and one day of accrued interest, on August 4, 2010. The Aggressive Allocation Fund repaid the loan in the amount of $2,750,199, which represents principal and two days of accrued interest, on August 5, 2010. No other Funds borrowed for the year ended December 31, 2010, and there were no outstanding loans at December 31, 2010.

9. FEDERAL INCOME TAXES

Each Fund’s policy is to comply with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For year ended December 31, 2010, the International Equity Fund accrued non-U.S. taxes on unrealized gains of $174,779.

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily because of deferred losses on straddles and losses deferred due to “wash sale” transactions.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, straddles and investments in Passive Foreign Investment Companies (“PFIC’s”). Distributions during the year ended December 31, 2010, were characterized as follows for tax purposes:

Fund		Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2005	2010	$1,382,009	$—	$—	$1,382,009
	2009	1,564,404	—	—	1,564,404
MyDestination 2015	2010	5,104,591	—	—	5,104,591
	2009	4,412,565	—	—	4,412,565
MyDestination 2025	2010	3,787,639	—	—	3,787,639
	2009	2,884,184	—	—	2,884,184
MyDestination 2035	2010	1,312,038	—	—	1,312,038
	2009	1,043,907	124,488	—	1,168,395
MyDestination 2045	2010	774,737	86,307	—	861,044
	2009	683,723	4,334	—	688,057
Conservative Allocation	2010	6,148,217	1,177,999	—	7,326,216
	2009	6,283,221	9,111,208	—	15,394,429
Balanced Allocation	2010	30,794,116	—	—	30,794,116
	2009	26,391,713	6,797,379	—	33,189,092
Growth Allocation	2010	17,932,584	5,229,092	—	23,161,676
	2009	11,529,071	3,868,509	—	15,397,580
Aggressive Allocation	2010	7,735,097	6,394,992	—	14,130,089
	2009	7,894,855	4,792,148	—	12,687,003
Conservative Allocation I	2010	2,200,764	—	—	2,200,764
	2009	2,128,240	—	—	2,128,240
Balanced Allocation I	2010	15,332,084	—	—	15,332,084
	2009	15,067,834	—	—	15,067,834
Growth Allocation I	2010	6,706,135	—	—	6,706,135
	2009	6,560,814	—	—	6,560,814
Aggressive Allocation I	2010	2,510,802	—	—	2,510,802
	2009	3,254,796	—	—	3,254,796
Money Market	2010	408,875	—	—	408,875
	2009	3,671,028	—	—	3,671,028
Low-Duration Bond	2010	19,384,900	1,577,570	—	20,962,470
	2009	20,184,508	—	—	20,184,508
Medium-Duration Bond	2010	56,868,924	6,383,322	—	63,252,246
	2009	62,933,294	—	—	62,933,294
Extended-Duration Bond	2010	26,346,080	3,455,445	—	29,801,525
	2009	26,490,239	632,726	—	27,122,965
Inflation Protected Bond	2010	4,258,151	498,839	—	4,756,990
	2009	1,409,572	41,466	—	1,451,038
Global Bond	2010	12,273,443	—	—	12,273,443
	2009	13,789,431	—	—	13,789,431
Equity Index	2010	6,944,528	—	—	6,944,528
	2009	6,217,465	—	—	6,217,465
Real Estate Securities	2010	2,634,670	—	—	2,634,670
	2009	2,070,541	—	45,334	2,115,875
Value Equity	2010	16,090,315	—	—	16,090,315
	2009	19,742,615	—	—	19,742,615
Growth Equity	2010	174,095	—	—	174,095
	2009	1,374,244	—	—	1,374,244
Small Cap Equity	2010	1,340,931	—	—	1,340,931
	2009	1,121,177	—	—	1,121,177
International Equity	2010	27,463,589	—	—	27,463,589
	2009	29,748,575	5,380	—	29,753,955

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain/ (Capital Loss Carryforward)	Post-October Loss Deferral	Net Unrealized Appreciation (Depreciation) on Investments
MyDestination 2005	$149,327	$(4,792,433)	$(472,988)	$443,716
MyDestination 2015	1,490,826	(7,250,592)	(2,484,824)	1,112,516
MyDestination 2025	642,853	(1,284,239)	—	2,730,185
MyDestination 2035	124,835	47,692	—	4,975,460
MyDestination 2045	51,091	76,265	—	8,821,157
Conservative Allocation	139,529	4,058,953	—	14,730,573
Balanced Allocation	2,195,907	3,410,197	—	54,808,050
Growth Allocation	444,300	5,077,773	—	25,227,464
Aggressive Allocation	748,061	4,650,064	—	6,658,272
Conservative Allocation I	724,828	(3,904,509)	(103,307)	(992,371)
Balanced Allocation I	5,589,325	(13,653,728)	(239,985)	(29,293,097)
Growth Allocation I	1,563,564	(4,174,277)	—	(26,603,415)
Aggressive Allocation I	2,389,297	(6,510,682)	—	(26,988,415)
Money Market	7,259	—	—	—
Low-Duration Bond	553,405	—	(1,167,629)	(6,297,430)
Medium-Duration Bond	247,194	—	(5,056,236)	(18,364,584)
Extended-Duration Bond	494,619	2,037,838	—	28,660,653
Inflation Protected Bond	163,978	664,227	—	2,512,608
Global Bond	1,332,533	(9,652,729)	—	6,211,682
Equity Index	1,075,513	2,856,137	—	59,644,585
Real Estate Securities	—	(30,921,622)	—	17,110,026
Value Equity	7,719,446	(151,602,699)	—	363,473
Growth Equity	—	(101,927,562)	—	285,434,281
Small Cap Equity	—	(67,481,437)	(2,661)	79,826,490
International Equity	505,860	(175,843,352)	(129,398)	147,585,999

Post-October loss deferrals have been included in undistributed ordinary income and undistributed long-term capital gains, depending upon the character of the loss deferral.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers and their expiration dates, were as follows as of December 31, 2010:

Expiring December 31,	2016	2017	2018	Total
MyDestination 2005	$42,414	$3,181,689	$1,568,330	$4,792,433
MyDestination 2015	889,637	3,304,014	3,056,941	7,250,592
MyDestination 2025	—	1,284,239	—	1,284,239
Conservative Allocation I	650,405	2,885,574	368,530	3,904,509
Balanced Allocation I	4,262,186	5,929,663	3,461,879	13,653,728
Growth Allocation I	412,556	2,508,443	1,253,278	4,174,277
Aggressive Allocation I	3,489,043	902,289	2,119,350	6,510,682
Global Bond	—	9,652,729	—	9,652,729
Real Estate Securities	—	30,921,622	—	30,921,622
Value Equity	48,251,938	103,350,761	—	151,602,699
Growth Equity	—	101,927,562	—	101,927,562
Small Cap Equity	7,930,222	59,551,215	—	67,481,437
International Equity	—	175,843,352	—	175,843,352

During the year ended December 31, 2010, the following Funds utilized capital loss carryforwards to offset capital gains:

Carryforward Utilized
MyDestination 2025	$153,095
Balanced Allocation	1,652,242
Growth Allocation	2,029,567
Low-Duration Bond	1,707,456
Extended-Duration Bond	12,901,227
Global Bond	983,250
Equity Index	4,723,485
Real Estate Securities	19,394,139
Value Equity	25,018,846
Growth Equity	94,087,847
Small Cap Equity	60,955,545
International Equity	57,534,591

For federal income tax purposes, post-October loss deferrals, which will reverse in 2011, were as follows as of December 31, 2010:

	Capital	FX	Total
MyDestination 2005	$472,988	$—	$472,988
MyDestination 2015	2,484,824	—	2,484,824
Conservative Allocation I	103,307	—	103,307
Balanced Allocation I	239,985	—	239,985
Low-Duration Bond	1,167,629	—	1,167,629
Medium-Duration Bond	5,056,236	—	5,056,236
Small Cap Equity	—	2,661	2,661
International Equity	—	129,398	129,398

At December 31, 2010, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
MyDestination 2005	$54,578,113	$443,716	$5,686,324	$(5,242,608)
MyDestination 2015	244,643,508	1,112,516	15,338,055	(14,225,539)
MyDestination 2025	233,373,422	2,730,185	14,851,777	(12,121,592)
MyDestination 2035	105,099,314	4,975,460	8,772,589	(3,797,129)
MyDestination 2045	66,288,616	8,821,157	10,316,784	(1,495,627)
Conservative Allocation	248,259,616	14,730,573	16,487,638	(1,757,065)
Balanced Allocation	1,067,232,240	54,808,050	67,866,733	(13,058,683)
Growth Allocation	817,747,824	25,227,464	43,236,658	(18,009,194)
Aggressive Allocation	739,973,600	6,658,272	39,235,530	(32,577,258)
Conservative Allocation I	72,814,611	(992,371)	2,956,798	(3,949,169)
Balanced Allocation I	376,872,414	(29,293,097)	9,966,495	(39,259,592)
Growth Allocation I	259,919,196	(26,603,415)	7,008,790	(33,612,205)
Aggressive Allocation I	184,223,067	(26,988,415)	4,593,657	(31,582,072)
Money Market	1,297,165,079	—	—	—
Low-Duration Bond	874,040,338	(6,809,804)	10,239,394	(17,049,198)
Medium-Duration Bond	1,249,196,163	(19,661,767)	27,418,975	(47,080,742)
Extended-Duration Bond	416,644,374	28,654,246	32,873,665	(4,219,419)
Inflation Protected Bond	106,891,600	2,510,822	3,596,794	(1,085,972)
Global Bond	188,054,991	6,191,471	11,941,202	(5,749,731)

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities
Equity Index	$369,712,439	$59,644,585	$113,485,333	$(53,840,748)
Real Estate Securities	159,218,813	17,110,026	26,167,560	(9,057,534)
Value Equity	1,273,162,228	363,473	152,355,624	(151,992,151)
Growth Equity	1,099,833,887	285,434,281	323,361,814	(37,927,533)
Small Cap Equity	552,610,824	79,831,215	90,375,746	(10,544,531)
International Equity	1,258,060,292	149,482,327	232,380,617	(82,898,290)

The differences between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in PFIC’s.

At December 31, 2010, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, defaulted bonds, reclassifications of dividends paid and non-deductible expenses. The following amounts were reclassified within the capital accounts:

Fund	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments, Currency Translations and Derivative Transactions
MyDestination 2005	$—	$471,606	$(471,606)
MyDestination 2015	—	1,299,973	(1,299,973)
MyDestination 2025	—	495,722	(495,722)
MyDestination 2035	—	63,776	(63,776)
MyDestination 2045	—	119	(119)
Conservative Allocation	—	1,487,987	(1,487,987)
Balanced Allocation	—	6,697,327	(6,697,327)
Growth Allocation	—	2,461,601	(2,461,601)
Aggressive Allocation	—	2,708	(2,708)
Conservative Allocation I	—	517,134	(517,134)
Balanced Allocation I	—	3,743,893	(3,743,893)
Growth Allocation I	—	1,211,865	(1,211,865)
Aggressive Allocation I	—	154	(154)
Money Market	—	(67,785)	67,785
Low-Duration Bond	—	538,938	(538,938)
Medium-Duration Bond	—	202,235	(202,235)
Extended-Duration Bond	—	856,597	(856,597)
Inflation Protected Bond	(1,343)	4,206	(2,863)
Global Bond	—	1,926,958	(1,926,958)
Real Estate Securities	(729,638)	729,638	—
Growth Equity	(273,038)	270,717	2,321
Small Cap Equity	(38,656)	33,676	4,980
International Equity	—	5,363,485	(5,363,485)

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

10. MARKET AND CREDIT RISK

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).

Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Low-Duration Bond Fund and the Medium-Duration Bond Fund are parties to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Funds is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. Collateral posted to the Funds which can not be sold or repledged totaled $1,700,000 and $980,000 in the Low-Duration Bond Fund and Medium-Duration Bond Fund, respectively, at December 31, 2010. Collateral can be in the form of cash, debt securities, equities or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

11. LEHMAN BROTHERS

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Low-Duration Bond, Medium-Duration Bond, Global Bond and Small Cap Equity Funds had select holdings, credit default swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, and securities and derivatives transactions associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as components of other receivables on the Statement of Assets and Liabilities and net changes in unrealized appreciation (depreciation) on the Statement of Operations. A facilitated auction occurred on October 10, 2008, comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values. Claims against Lehman Brothers have been filed on behalf of GuideStone Funds in accordance with the filing requirements.

The Funds’ Sub-Advisers, on behalf of GSCM, have delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers’ counterparties, the Sub-Advisers have terminated the trades, have obtained quotations from brokers for replacement trades and, where deemed appropriate, have re-opened positions with new counterparties.

12. NEW ACCOUNTING PROUNCEMENTS

In January 2010, FASB issued “Improving Disclosures about Fair Value Measurements” (the “Standard”). The Standard will require reporting entities to make new disclosures about purchases, sales, issuance and settlements in the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The new disclosure is effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact the new Standard will have on its financial statement disclosures.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date that the financial statements were available to be issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of GuideStone Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund (constituting GuideStone Funds, hereafter referred to as the “Trust”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, brokers and transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2011

NOTICE TO SHAREHOLDERS (Unaudited)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund’s year end as of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2010, the Funds hereby designate the following dividends and distributions paid by each of the Funds:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
MyDestination 2005	$1,382,009	$—	$—
MyDestination 2015	5,104,591	—	—
MyDestination 2025	3,787,639	—	—
MyDestination 2035	1,312,038	—	—
MyDestination 2045	774,737	86,307	—
Conservative Allocation	6,148,217	1,177,999	—
Balanced Allocation	30,794,116	—	—
Growth Allocation	17,932,584	5,229,092	—
Aggressive Allocation	7,735,097	6,394,992	—
Conservative Allocation I	2,200,764	—	—
Balanced Allocation I	15,332,084	—	—
Growth Allocation I	6,706,135	—	—
Aggressive Allocation I	2,510,802	—	—
Money Market	408,875	—	—
Low-Duration Bond	19,384,900	1,577,570	—
Medium-Duration Bond	56,868,924	6,383,322	—
Extended-Duration Bond	26,346,080	3,455,445	—
Inflation Protected Bond	4,258,151	498,839	—
Global Bond	12,273,443	—	—
Equity Index	6,944,528	—	—
Real Estate Securities	2,634,670	—	—
Value Equity	16,090,315	—	—
Growth Equity	174,095	—	—
Small Cap Equity	1,340,931	—	—
International Equity	27,463,589	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)

The following percentages of ordinary income dividends paid for the year ended December 31, 2010, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.

Fund
MyDestination 2005	24.49%
MyDestination 2015	30.92%
MyDestination 2025	40.79%
MyDestination 2035	56.87%
MyDestination 2045	66.50%
Conservative Allocation	17.91%
Balanced Allocation	24.47%
Growth Allocation	36.44%
Aggressive Allocation	84.56%
Conservative Allocation I	20.80%
Balanced Allocation I	27.21%
Growth Allocation I	46.15%
Aggressive Allocation I	92.60%
Equity Index	97.68%
Value Equity	100.00%
Growth Equity	100.00%
Small Cap Equity	100.00%
International Equity	78.77%

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-98-GUIDE (1-888-984-8433).

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
DISINTERESTED TRUSTEES[2]

Michael R. Buster (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Executive Pastor, Prestonwood Baptist Church, 1989 - present.	25	Ouachita Baptist University – Board of Trustees Member.

Peter L. Chamberlain, Ph.D. (1951) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2008	Senior Financial Analyst, Summit Wealth Management, Inc., 2006 – present; President, B.R. Chamberlain & Sons, Inc., 1990 – 2006, Registered Investment Adviser.	25	First Baptist Church of Orlando – Board of Trustees Member and Strategy Team; Rollins College Board of Overseers/Corporate Council – Member; The B.R. Chamberlain Foundation for Public Entertainment – President.

William Craig George (1958) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2004	Regional loan administrator, SunTrust Bank, 1995 - present.	25	N/A

Joseph A. Mack (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2002	Director, Office of Public Policy, South Carolina Baptist Convention, 1999 - present.	25	N/A

Franklin R. Morgan (1943) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., January 1962 - May 2003.	25	N/A

William T. Patterson (1939) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2009	Managing Partner, Patterson Capital, LLC, October 2007 – present; Director and Chairman of Audit Committee, Therizo Capital Management, February 2007 – February 2008; Senior Vice President, Wachovia Securities LLC, July 2003 – January 2007; Senior Vice President, Prudential Financial Inc., October 2000 – July 2003	25	N/A

INTERESTED TRUSTEES[2,3]

Barry D. Hartis (1945) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2005	Certified Public Accountant, 1976 - present; Vice President of Business and Finance, Greensboro College, January 1998 - June 30, 2005.	25	N/A

James W. Hixson (1931) 2401 Cedar Springs Road Dallas, TX 75201-1407 Trustee	Since 2010	Retired	25	N/A

FUND MANAGEMENT (Continued)

Name, (DOB), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trusteee
OFFICERS WHO ARE NOT TRUSTEES[4]

Ron W. Bass (1966) 2401 Cedar Springs Road Dallas, TX 75201-1407 Chief Compliance Officer and AML Officer	Since 2009	Manager of Broker/Dealer and RIA Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 2008 – present; Marketing Compliance Manager, GuideStone Financial Resources of the Southern Baptist Convention, 2005 – present; Compliance Specialist, GuideStone Financial Resources of the Southern Baptist Convention, 2004 – 2005.	N/A	N/A

Jeffrey P. Billinger (1946) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Treasurer	Since 2000	Executive Officer and Treasurer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Rodric E. Cummins (1957) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President and Investment Officer	Since 2000	Executive Officer and Chief Investment Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1998 - present.	N/A	N/A

John R. Jones (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Rodney R. Miller (1953) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President, Secretary and Chief Legal Officer	Since 2000	General Counsel, Legal and Compliance, GuideStone Financial Resources of the Southern Baptist Convention, 1995 - present.	N/A	N/A

Patricia A. Weiland (1959) 2401 Cedar Springs Road Dallas, TX 75201-1407 Vice President — Fund Operations and Sales	Since 2000	Executive Officer, Financial Solutions and Services, GuideStone Financial Resources of the Southern Baptist Convention, 2006 - present; Director, Mutual Funds, GuideStone Financial Resources of the Southern Baptist Convention, 2000 - 2006.	N/A	N/A

[1]	Each Trustee serves for an indefinite term, until his successor is elected. Officers serve at the pleasure of the Board of Trustees.
[2]

The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

[3]

Messrs. Hartis and Hixson are “interested persons” of the Trust as the term is defined in Section 2(a)19 of the Investment Company Act of 1940, due to their positions on the Board of Trustees of GuideStone Financial Resources of the Southern Baptist Convention. In addition, Mr. Hixson may also be deemed an “Interested person” of the Trust due to his positions on the Boards of Trustees of GuideStone Advisors and GuideStone Financial Services.

[4]	The executive officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

PROXY VOTING

A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-98-GUIDE (1-888-984-8433), by visiting our website at www.GuideStoneFunds.org or by visiting the SEC’s website at www.sec.gov.

FORM N-MFP

Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its “shadow NAV“ or mark-to-market valuation. The portfolio holdings information is posted on our website, www.GuideStoneFunds.org within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at www.sec.gov.

QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-Q. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders, however the schedule is posted to our website, www.GuideStoneFunds.org. You may also obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov or copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) 732-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

BOARD REVIEW OF ADVISORY AGREEMENTS

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)19 of the 1940 Act (the “Independent Trustees”), recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management (the “Adviser” or “GSCM”) and the Trust on behalf of the Date Target, Asset Allocation and Select Funds (each a “Fund” and together the “Funds”) of the Trust (the “Advisory Agreement”); and (ii) the sub-advisory agreements among the Adviser, each sub-adviser, and the Trust on behalf of each Select Fund (the “Sub-Advisory Agreements”). The Advisory Agreement and each Sub-Advisory Agreement presented for renewal (the “Agreements”) were approved for an additional one-year term at a meeting of the Board held on September 10, 2010. The Board’s decision to approve the Agreements reflects the exercise of its business judgment to continue each existing arrangement. In approving the Agreements, the Board considered information provided by the Adviser, each sub-adviser and a consulting firm engaged by the Adviser with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the resources of the Adviser or sub-adviser; (ii) the experience and expertise of the Adviser or sub-adviser; (iii) the financial capabilities of the Adviser or sub-adviser; (iv) the compliance procedures and history of the Adviser or sub-adviser; (v) the performance of the Fund or portfolio account in comparison to relevant benchmarks, similarly managed funds and the Adviser’s or sub-adviser’s other clients; (vi) the amount of the contractual advisory fee in comparison to similarly managed funds and the Adviser’s or sub-adviser’s other clients and the effect of any fee waiver and expense reimbursement arrangement; (vii) the total expenses of the Fund in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser or sub-adviser with respect to the Fund or portfolio account and its overall business as well as the effect of fee waivers and expense caps on profitability; (ix) the extent of any economies of scale and whether the fee structure reflects such economies of scale through breakpoints; (x) the existence of any collateral benefits realized by the Adviser or sub-adviser; and (xi) the existence of any collateral benefits realized by the Fund. In its decision to renew each Agreement, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. No one factor was determinative in the Board’s consideration of the Agreements.

The Board undertook a review of the terms of the Agreements and the nature and quality of the services provided by the Adviser and each sub-adviser. The Board conducted its analysis on a fund-by-fund basis with respect to the Adviser and each sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about each Date Target Fund, Asset Allocation Fund, Select Fund, sub-advisory firm and the Adviser prior to and during the meeting, which addressed most, if not all, of the factors listed above. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with counsel to the Independent Trustees to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.

APPROVAL OF CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the meeting, the presentations made during the meeting and the comprehensive discussions during the meeting, including the discussions between the Independent Trustees and their independent legal counsel during the executive session. More specifically, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the Funds. The Board evaluated the Adviser’s experience in serving as an investment adviser, including overseeing and managing the allocation of Fund assets among the sub-advisers. The Board considered the experience of key personnel at the Adviser in providing investment management and administrative services and the systems used by such persons and the ability of the Adviser to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of the Adviser. The Board also considered the terms of the Agreements and the responsibilities that the Adviser has as investment adviser to the Funds, including oversight of sub-adviser compliance with each

Fund’s policies and objectives, oversight of general Fund compliance, including compliance with social restrictions and the implementation of Board directives as they relate to the Funds. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

The Board also reviewed a memorandum prepared by a consulting firm engaged by the Adviser for, among other things, supplying research on expense comparisons and investment performance of other similar funds. The memorandum compared each Date Target, Asset Allocation and Select Fund with other funds having the same investment style or objective, based primarily on Morningstar’s style-based investment categories, and compared the share class of each Fund with other funds in the same distribution channel. The Board analyzed the comparative expense information for each Fund and the performance information for each Select Fund in the memorandum, including comparative expense information for each Fund based on a sampling of funds similar in asset size. The Board considered the comparative fee and expense information that had been provided in its evaluation of the management fees charged to each Fund. The Board evaluated the annualized performance results comparing the Select Funds against their peers.

The Board examined fee and expense information for the Select Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class as of June 30, 2010. The Board determined that the management fees (combined advisory and sub-advisory fees) net of any fee waiver or expense reimbursement for each Select Fund were lower than the median management fees for other mutual funds in the Fund’s asset-stratified peer group, except for the Extended-Duration Bond, Real Estate Securities, Growth Equity, Small Cap Equity and International Equity Funds. The Board took into account that the management fees net of any fee waiver or expense reimbursement for the Medium-Duration Bond, Global Bond, Equity Index and Value Equity Funds ranked in the second quartile, and the Money Market, Low-Duration Bond and Inflation Protected Bond Funds ranked in the first quartile among similar funds at similar asset levels. The Board also considered that the management fees net of any fee waiver or expense reimbursement for the Extended-Duration Bond and Small Cap Equity Funds ranked in the third quartile, and for the Real Estate Securities, Growth Equity and International Equity Funds ranked in the fourth quartile, among similar funds at similar asset levels. The Board also evaluated the total expense ratios for other funds in the Funds’ asset-stratified peer groups and determined that each Fund’s total expense ratio was lower than the median total expense ratio for such other funds.

The Board also examined fee and expense information for the Select Funds, as compared to other funds in the peer groups for the GS2 Class as of June 30, 2010. The Board determined that the management fees net of any fee waiver or expense reimbursement for each Select Fund were lower than the median management fees for other mutual funds in each Fund’s peer group, except for the Money Market, Equity Index, Growth Equity, Small Cap Equity and International Equity Funds. The Board noted that the management fees net of any fee waiver or expense reimbursement for the Money Market and Equity Index Funds ranked in the third quartile and the Growth Equity, Small Cap Equity and International Equity Funds ranked in the fourth quartile, among similar funds at the same asset levels. The Board also evaluated the total expense ratios for other funds in the Funds’ peer groups and determined that each Fund’s total expense ratio was lower than the median total expense ratio for such other funds, except for the Small Cap Equity Fund. The total expense ratio for that Fund fell slightly above the median for other funds that Fund’s peer group.

The Board also examined fee and expense information for the Date Target Funds and the Asset Allocation Funds, as compared to other funds in the Funds’ asset-stratified peer groups for the GS4 Class of the Date Target Funds and the GS2 and GS4 Classes of the Asset Allocation Funds as of June 30, 2010. The Board determined that the management fees net of any fee waiver or expense reimbursement for each Date Target Fund were only slightly above the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Date Target Fund were lower than the median total expense ratio for such other funds. For the Asset Allocation Funds, the Board determined that the management fees net of any fee waiver or expense reimbursement for each Asset Allocation Fund for both the GS2 and GS4 Class were slightly above the median management fees for other mutual funds in each Fund’s asset-stratified peer group and that the total expense ratios for each Asset Allocation Fund for both the GS2 and GS4 Class were lower than the median total expense ratio for such other funds. The Board concluded that the level of the management fees for each Select Fund, Date Target Fund and Asset Allocation Fund was reasonable and compared fairly to that of comparable mutual funds.

The Board examined the performance information for the GS4 Class of the Select Funds compared to Morningstar peers, specifically for the three- and five-year average annual total returns for the period ended June 30, 2010. The Board noted that the average annual total returns for the three- and five-year periods ended June 30, 2010, for the Money Market, Low-Duration Bond, Medium-Duration Bond and Extended-Duration Bond Funds ranked in the first quartile; the International Equity Fund ranked in the second quartile; and the Small Cap Equity Fund ranked in the third quartile. For the period ended June 30, 2010, the Board noted that the Value Equity Fund ranked in the fourth quartile for its three-year average annual total returns, and the third quartile for its five-year average annual total returns while the Growth Equity Fund ranked in the third quartile for its three-year average annual total returns and the fourth quartile for its five-year average annual total returns. For the period ended June 30, 2010, the Board noted that the average annual total returns for the Global Bond and the Real Estate Securities Funds ranked in the third quartile.

The Board examined the performance information for the GS4 Class of each Asset Allocation Fund and Date Target Fund compared to the relevant benchmark and to Lipper peer rankings for the three- and five-year periods ended June 30, 2010, for the Asset Allocation Funds and for the three-year period ended June 30, 2010, for the Date Target Funds. The Board noted that the investment performance of each Fund fell below the benchmark for those periods. However, the Board noted that the Balanced Allocation Fund ranked in the first quartile among Lipper peers for the three-year period ended June 30, 2010, and in the second quartile for the five-year period ended June 30, 2010. The Board noted that the Conservative Allocation Fund ranked in the second quartile among Lipper peers for the three- and five-year periods ended June 30, 2010. The Board noted that the Growth Allocation and Aggressive Allocation Funds each ranked in the third quartile among Lipper peers for the three-year period ended June 30, 2010, and that the Growth Allocation Fund ranked in the third quartile for the five-year period ended June 30, 2010, while the Aggressive Allocation Fund ranked in the fourth quartile for that period. The Board also noted that the MyDestination 2005, 2015 and 2025 Funds each ranked in the second quartile among Lipper peers for the three-year period ended June 30, 2010, while the MyDestination 2035 and 2045 Funds each ranked in the third quartile among Lipper peers for that period.

The Board considered the costs to GSCM of serving as the Adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the anticipated revenues that GSCM expected to receive for serving as the Adviser to the Funds, the fact that any profit realized by the Adviser is forwarded to GuideStone Financial Resources, which historically has operated at a deficit with respect to the Trust. The Board also considered the profitability estimates for the Adviser, one without taking into account sub-advisory fees and one taking into account sub-advisory fees. The Board then considered whether any direct or indirect collateral benefits inured to either the Adviser or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with the Adviser’s services appeared reasonable.

The Board considered the extent to which the advisory fee to be paid to the Adviser reflected economies of scale. In this connection, the Board again noted that the management fees for each Fund net of any fee waiver and expense reimbursement were below the median fee for other similar funds at the same asset levels for the GS4 Class, except for the Extended-Duration Bond, Real Estate Securities, Growth Equity, Small Cap Equity and International Equity Funds.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to the Adviser by each Fund was reasonable, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund.

APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS

In considering the existing Sub-Advisory Agreements with each sub-adviser, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive session with their independent legal counsel. More specifically, the Board examined the nature, extent and quality of the services to be provided by each of the sub-advisers to the Select Funds as well as the services to be provided by Northern Trust Investments, N.A. (“NTI”) to each Fund (except the Money Market Fund), in connection with the cash overlay program. The Board evaluated each sub-adviser’s experience in serving as a sub-adviser to a Select Fund and NTI’s experience in managing the cash overlay program. The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser in providing investment management services and the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has towards a Select Fund, including the responsibility of the day-to-day management of the investment portfolio of each Fund, compliance with each Fund’s policies and objectives and the implementation of Board directives as they relate to the Funds. The Board also noted that unique recent market conditions presented extraordinary challenges for active management. The Board concluded that each Fund is likely to benefit from the extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources.

The Board examined performance information for each segment of a Select Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Select Fund managed by the sub-adviser compared favorably to the relevant Fund benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and the peer universe of similarly managed funds for the period of time the sub-adviser performed advisory services on behalf of the Select Fund. In cases where the sub-adviser’s performance lagged behind the Fund’s benchmark, the Board also considered more recent investment performance, performance measured against other relevant benchmarks and any reductions in the sub-advisory fee. The Board also examined the estimated gross value added return each Equity Select Fund realized through its participation in the cash overlay program.

The Board also noted that, in certain cases, unprecedented market trends due to the economic downturn have contributed to the underperformance of many of the sub-advisers. The Board concluded that, although past performance is no guarantee of future performance, the performance of each Select Fund was satisfactory and the Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Fund.

The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to the Trust compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how the sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of information presented at the meeting. In light of these considerations, the Board concluded that profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For those sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees and the sub-adviser’s performance history. The Board noted that, based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for this meeting that no sub-adviser experienced any material change in its financial condition since the date of its most recent audited financial statements.

The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints, or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.

In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of the Select Fund. The Board considered whether any direct or indirect collateral benefits inured to the Trust as a result of its affiliation with each sub-adviser.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement.

INVESTMENT SUB-ADVISERS (Assets under management as of 12/31/10) (Unaudited)

GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.

Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Institutional Management Corporation	1988	$3.6Tr
Low-Duration Bond	BlackRock Financial Management, Inc.	1988	$3.6Tr
	Payden & Rygel	1983	$55.1B
	PIMCO (Pacific Investment Management Company LLC)	1971	$1.2Tr
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$717B
	PIMCO (Pacific Investment Management Company LLC)	1971	$1.2Tr
	Western Asset Management Company	1971	$340B
	Western Asset Management Company Limited	1971	$45.2B
Extended-Duration Bond	Loomis, Sayles & Company, L.P.	1926	$151B
	STW Fixed Income Management Ltd.	1977	$10.5B
Inflation Protected Bond	BlackRock Financial Management, Inc.	1988	$3.6Tr
Global Bond	Loomis, Sayles & Company, L.P.	1926	$151B
	Western Asset Management Company	1971	$340B
	Western Asset Management Company Limited	1971	$45.2B
Equity Index	Northern Trust Investments, Inc.	1889	$644B
Real Estate Securities	RREEF America L.L.C.	1975	$28.7B
Value Equity	Aronson+Johnson+Ortiz, LP	1984	$19.8B
	Barrow, Hanley, Mewhinney & Straus, LLC	1979	$60.6B
	Northern Trust Investments, Inc.	1889	$644B
	TCW Investment Management Company	1971	$116B
Growth Equity	Columbus Circle Investors	1975	$16.6B
	Marsico Capital Management, LLC	1997	$51B
	Rainier Investment Management, Inc.®	1991	$18.8B
	Sands Capital Management, LLC	1992	$16.1B
Small Cap Equity	Aronson+Johnson+Ortiz, LP	1984	$19.8B
	Columbus Circle Investors	1975	$16.6B
	Lord, Abbett & Co. LLC	1929	$106.5B
	TimesSquare Capital Management, LLC	2000	$14.4B
	Western Asset Management Company	1971	$340B
	Western Asset Management Company Limited	1971	$45.2B
International Equity	AllianceBernstein L.P.	1962	$478B
	AQR Capital Management, LLC	1998	$33B
	Genesis Asset Managers, LLP	1989	$28.8B
	Lazard Asset Management LLC	1970	$141B
	McKinley Capital Management, LLC	1990	$11.9B
	MFS Institutional Advisors, Inc.	1970	$110B
	Mondrian Investment Partners Ltd.	1990	$72.7B
	Philadelphia International Advisors, L.P.	1956	$6.3B
	UBS Global Asset Management (Americas) Inc.	1998	$152B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$4.1Tr
Cash Overlay for Date Target, Asset Allocation, Bond and Equity Funds	Northern Trust Investments, Inc.	1889	$644B

You should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. To obtain a prospectus with this and other information about GuideStone Funds call 1-888-98-GUIDE (1-888-984-8433), visit www.GuideStoneFunds.org or write to GuideStone Funds, 2401 Cedar Springs, Dallas, TX 75201-1498. Read it carefully before you invest. Shares of GuideStone Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406.

2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-98-GUIDE • www.GuideStoneFunds.org	Funds distributed by BNY Mellon Distributors Inc. 760 Moore Road, King of Prussia, PA 19406

17187	2/11 2233

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics for the Principal Executive and Senior Financial Officers (“Supplemental Code of Ethics”). Such Supplemental Code of Ethics is attached as an exhibit to this Form N-CSR.

There have been no amendments or waivers, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Carson L. Eddy is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $480,152 and $494,558 for 2009 and 2010, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $36,740 and $37,842 for 2009 and 2010, respectively. Audit-related fees are related to procedures performed and the issuance of the auditors’ reports in connection with the Funds’ 17F-2 security counts.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $91,400 and $94,200 for 2009 and 2010, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for 2009 and 2010, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

GuideStone

Non-Audit Services Provided to the Company, Advisor, and Others

The Audit Committee shall pre-approve all permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditors, including the fees therefor;

provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)	the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the Company to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(3)	such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the Company’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the Company, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the Advisor (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Advisor), and

(2)	any entity controlling, controlled by, or under common control with such Advisor that provides ongoing services to the Company (each, a “Control Entity”)

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the Company, the Advisor and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the Company, which currently include the following:

1.	bookkeeping or other services related to the accounting records or financial statements of the Company;

2.	financial information systems design and implementation;

3.	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.	actuarial services;

5.	internal audit outsourcing services;

6.	management functions or human resources;

7.	broker or dealer, investment adviser, or investment banking services;

8.	legal services and expert services unrelated to the audit; and

9.	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for 2009 and 2010, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(principal executive officer)

Date	March 10, 2011

By (Signature and Title)*	/s/ Jeffrey P. Billinger
Jeffrey P. Billinger, Vice President and Treasurer
(principal financial officer)

Date	March 10, 2011

*	Print the name and title of each signing officer under his or her signature.